                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-04782

                               HSBC INVESTOR FUNDS
               (Exact name of registrant as specified in charter)

                                452 FIFTH AVENUE
                               NEW YORK, NY 10018
               (Address of principal executive offices) (Zip code)

                               BISYS FUND SERVICES
                                3435 STELZER ROAD
                               COLUMBUS, OH 43219
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: 1-800-782-8183

                    Date of fiscal year end: October 31, 2005

                   Date of reporting period: October 31, 2005

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. 'SS' 3507.

Item 1. Reports to Stockholders.

         Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

                                  Annual Report


[GRAPHIC]                           HSBC Investor
                                    Family of Funds

                                    October 31, 2005

                                    HSBC INVESTOR LIMITED MATURITY FUND

                                    HSBC INVESTOR FIXED INCOME FUND
                                    HSBC INVESTOR BOND FUND

                                    HSBC INVESTOR NEW YORK
                                    TAX-FREE BOND FUND

                                    HSBC INVESTOR GROWTH FUND
                                    HSBC INVESTOR VALUE FUND

                                    HSBC INVESTOR GROWTH AND INCOME FUND

                                    HSBC INVESTOR MID-CAP FUND

                                    HSBC INVESTOR INTERNATIONAL EQUITY FUND
                                    HSBC INVESTOR OVERSEAS EQUITY FUND

                                    HSBC INVESTOR SMALL CAP EQUITY FUND
                                    HSBC INVESTOR OPPORTUNITY FUND


                                    [HSBC LOGO]






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Table of Contents

HSBC Investor Family of Funds
Annual Report - October 31, 2005

Glossary of Terms

Chairmans Message . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
Commentary From the Investment Manager . . . . . . . . . . . . . . . . . . .  2
Portfolio Reviews . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
Schedules of Portfolio Investments
  HSBC Investor New York Tax-Free Bond Fund. . . . . . . . . . . . . . . . ..24
  HSBC Investor Growth and Income Fund . . . . . . . . . . . . . . . . . . . 27
  HSBC Investor Mid-Cap Fund . . . . . . . . . . . . . . . . . . . . . . . . 28
Statements of Assets and Liabilities . . . . . . . . . . . . . . . . . . . . 30
Statements of Operations . . . . . . . . . . . . . . . . . . . . . . . . . . 32
Statements of Changes in Net Assets . . . . . . . . . . . . . . . . . . . . .34
Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . . . . . . 46
Notes to Financial Statements . . . . . . . . . . . . . . . . . . . . . . . .58
Report of Independent Registered Public Accounting Firm . . . . . . . . . . .70
Investment Adviser Contract Approval . . . . . . . . . . . . . . . . . . . . 71
Table of Shareholder Expenses . . . . . . . . . . . . . . . . . . . . . . . .72
HSBC Investor Portfolios
Schedules of Portfolio Investments
  HSBC Investor Limited Maturity Portfolio . . . . . . . . . . . . . . . . . 74
  HSBC Investor Fixed Income Portfolio . . . . . . . . . . . . . . . . . . . 76
  HSBC Investor Growth Portfolio . . . . . . . . . . . . . . . . . . . . . . 79
  HSBC Investor Value Portfolio. . . . . . . . . . . . . . . . . . . . . . . 80
  HSBC Investor International Equity Portfolio . . . . . . . . . . . . . . . 81
  HSBC Investor Small Cap Equity Portfolio . . . . . . . . . . . . . . . . . 84
Statements of Assets and Liabilities . . . . . . . . . . . . . . . . . . . . 85
Statements of Operations . . . . . . . . . . . . . . . . . . . . . . . . . . 86
Statements of Changes in Net Assets . . . . . . . . . . . . . . . . . . .  . 87
Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . . . . . . 90
Notes to Financial Statements . . . . . . . . . . . . . . . . . . . . . .  . 91
Report of Independent Registered Public Accounting Firm . . . . . . . . .  . 98
Investment Adviser Contract Approval . . . . . . . . . . . . . . . . . . . . 99
Table of Shareholder Expenses . . . . . . . . . . . . . . . . . . . . . . . 100
Board of Trustees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 102
Privacy Policy. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 104





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Glossary of Terms

Consumer Price Index ("CPI") A measure of price changes in consumer goods and services such as gasoline, food, and automobiles. Sometimes referred to as headline inflation.

Gross Domestic Product (GDP) is the measure of the market value of the goods and services produced by labor and property in the United States.

Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of the investment-grade debt issues with at least one year to final maturity.

Lehman Brothers Intermediate Aggregate Bond Index is an unmanaged index generally representative of investment-grade issues with maturities between three and ten years.

Lehman Brothers New York Tax Exempt Index is an unmanaged index composed of investment grade New York tax-exempt securities, all having a $50 million minimum maturity value.

Lipper General Bond Funds Average is comprised of managed funds that do not have quality or maturity restrictions. The Funds primary goal is to keep the bulk of the portfolios assets in corporate and government debt issues.

Lipper Intermediate Investment-Grade Debt Funds Average is an average of managed funds that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years.

Lipper International Large-Cap Core Average consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) greater than the 250th largest company in the S&P/Citigroup World ex-U.S. Broad Market Index.

Lipper Large-Cap Core Funds Average is comprised of managed funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the Standard & Poors Mid-Cap 400 Index.

Lipper Large-Cap Growth Funds Average Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Lipper Mid-Cap Growth Funds Average is comprised of managed funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the Standard & Poor's Mid-Cap 400 Index.

Lipper Multi-Cap Value Funds Average is comprised of managed funds that, by portfolio practice, invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap funds will generally have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the S&P MidCap 400 Index. Multi-Cap Value funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors. These funds will normally have a below-average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the U S diversified multi-cap funds universe average.

Lipper New York Municipal Debt Funds Average is an average of managed funds that invest at least 65% of their assets in municipal debt issues that are exempt from taxation in New York or a city in New York.

Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index is an unmanaged index that measures performance of a diverse range of developed countries in the indicated regions.

Producer Price Index ("PPI") A family of indexes that measures the average change over time in selling prices received by domestic producers of goods and services. PPIs measure price change from the perspective of the seller.

The Russell Universe - In 1984, Russell created the Russell family of stock indices as part of a more accurate and comprehensive system for evaluating the performance of investment managers. Russell now maintains 21 U.S. stock indices and has launched similar broad-market and style indices in Canada and Japan. Today, more than $214 billion is invested in funds modeling Russell's U.S. indices, and more than $1 trillion in funds is benchmarked against the global family of Russell indices.

Russell MidCap'r' Growth Index is an unmanaged index which measures the performance of securities found in the Russell universe that fall in the mid-range sector.

Russell 1000'r' Value Index is unmanaged index which measures the performance of the 1,000 largest of the 3,000 largest U.S.-domiciled companies (based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

Russell 2500'r' Growth Index is unmanaged index which represents the smallest 2500 securities found in the Russell universe with higher price-to-book and higher forecasted growth values.

Standard & Poor's MidCap 400 Index ("S&P MidCap 400") is an unmanaged index comprised of 400 domestic stocks chosen for market size (median market capitalization of $676 million), liquidity and industry group representation.

Standard & Poor's 500 Index ("S&P 500") is an unmanaged index that measures the performance of the stock market as a whole.

Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.


Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Fund do not match those in the indexes and performance of the Fund will differ. Investors cannot invest directly in an index, although they can invest in the underlying funds or securities.

Chairmans Message

Dear Fellow Shareholders:

You have probably read about a number of new and proposed rules that the Securities and Exchange Commission has announced to enhance the corporate governance structure of mutual funds. In my letter to you in the Funds most recent Semi-Annual Report, I noted that the Board of Trustees was committed to following the recommendations of the SEC and to work on its own to operate in a manner that is most beneficial to you, the shareholders.

The HSBC Investor Funds instituted a number of sound governance practices even before the SEC made them rules. For example, the SEC is currently considering a requirement that the chairman of a mutual fund board be an independent person, with no significant ties to fund management. Our funds were among the first in the industry to create the position of independent chairman, and we are determined to maintain much more than a majority of independent trustees.

The SEC requirement regarding the minimum number of independent trustees is 40%. Current regulations stipulate that independent trustees must hold at least a majority of board positions. Our board consists of five independent members (84%) and one interested trustee, who is the CEO of HSBC Investments (USA) Inc. The independent trustees also lead and work on various board committees, including audit, nominating/governance and valuation.

The full board meets at least quarterly to receive reports from fund management on topics such as investment performance, administrative activities and government regulations. At these sessions, the board meets with the various sub-advisers to the HSBC Investor Funds to review their investment operations and results. We work closely with fund counsel and our own independent legal counsel to ensure that the funds continue to comply with all regulatory requirements, including any new rules promulgated by the SEC. Between board meetings, ongoing communication among board members and with management helps us fulfill our responsibilities to oversee the operations of the funds.

All of us who are involved in the management of the HSBC Investor Funds welcome communication with you as well. We will keep you informed about industry trends and our commitment to best practices. If you have any concerns, please contact us at:

HSBC Investor Funds
PO Box 182845
Columbus, Ohio 43218-2845

On behalf of the Board of Trustees and fund management, I would like to thank you for your continuing support.


Sincerely,


Larry M. Robbins
Larry M. Robbins, Chairman, HSBC Investor Funds



1 HSBC INVESTOR FAMILY OF FUNDS

                                         Commentary From the Investment Manager

HSBC Investments (USA) Inc.

U.S. Economic Review

The U.S. economy generated healthy growth during the 12-month period ended October 31, 2005, despite a number of negative influences. Strong business and consumer spending helped the economy expand in the face of headwinds that included rising interest rates, surging energy prices and the devastation wrought by hurricanes on the Gulf Coast.

Energy prices climbed dramatically throughout much of the period, as production capacity did not keep pace with demand from growing economies in China, India and much of the rest of the world. Meanwhile, concerns about instability in the Middle East and other oil-producing regions led commodities traders to bid up oil prices. Hurricanes Katrina and Rita in late August and early September decimated much of the United States oil refining capacity, resulting in a spike in gasoline prices.

Higher energy prices appeared to have a mildly negative impact on consumer spending. That development seemed to dampen the economy, decreasing the threat of inflation for a timebut data in the fall of 2005 suggested that high energy prices finally had begun to translate into rising consumer prices.

The Federal Reserve Board (the "Fed") throughout this period was concerned that economic growth and rising commodity and energy prices might lead to higher inflation. The Fed therefore increased its target short-term interest rate seven times for a total increase of 1.75 percentage points. (The Fed increased the federal funds rate by another quarter-point on November 1, just after the end of the period under discussion.) That tighter monetary policy was designed to increase borrowing costs, thereby restraining economic growth and keeping inflation in check.

Long-term interest rates remained low throughout much of the period, however. Investors showed little concern about the prospect of higher inflation and foreign investors poured money into Treasury bonds, which supported their prices and put a ceiling on yields. Low long-term rates helped keep mortgage rates at very low levels throughout most of this 12-month period. Inexpensive mortgages buttressed consumer spending by allowing consumers to refinance their home loans and free up cash. Low mortgage rates also supported strong growth in the housing sector.

Business spending remained strong throughout the period. Corporations entered this fiscal year with historically high levels of cash and low debt. Many companies had waited to make significant investments until the presidential election provided a less cloudy outlook on taxes and regulations. The elections resolution freed those firms to invest in hiring, equipment and other initiatives during this 12-month period. Corporate profit growth exceeded analysts' expectations throughout this fiscal year. Many companies sought to generate continued strong growth through mergers and acquisitions.

Market Review

Stocks experienced an up-and-down year. The market generated strong gains early in the period, fell sharply in the spring of 2005, rallied during summer and then declined again in early autumn. The Standard & Poor's 500 index gained 8.72% for the period as a whole.

Energy stocks produced much of the markets gains. Shares in that sector benefited from higher energy prices, which expanded profit margins in the sector and increased demand for energy-related products and services. Other traditionally defensive sectors such as utilities and basic materials also fared well.

Financial-services stocks struggled. The combination of rising short-term interest rates and consistently low long-term interest rates led to a flatter yield curve. The smaller spread between short- and long-term interest rates crimped profits for many lenders, which make money by borrowing cash at short-term rates and lending it at long-term rates.

Consumer-related stocks declined during the second half of the period, as investors grew concerned that stagnant wages and higher energy prices would take a toll on consumer spending. The health-care sector surged early in the period, but subsequently was dragged down by ongoing problems among large pharmaceutical stocks. Drug companies continued to struggle with slow revenue growth, patent expirations, weak drug pipelines and high-profile legal problems. Technology shares struggled early in the period, but staged a comeback toward the end of the fiscal year as demand for technology appeared to pick up and advertising revenues strengthened at Internet media stocks.

Value indices outperformed growth benchmarks, due to the strength of value-oriented sectors such as energy and utilities and the weakness of growth sectors including health care, consumer discretionary and-for much of the period-technology. Smalland mid-cap shares continued a long run of superior performance to large caps.

Foreign stocks generally outperformed the U.S. market. Foreign shares performed especially well for U.S. investors early in the period, as the dollar declined versus foreign currencies. Emerging markets significantly outperformed developed markets on the strength of faster-than-expected economic growth.


                                                 HSBC INVESTOR FAMILY OF FUNDS 2

Portfolio Reviews

HSBC Investor Limited Maturity Fund
(Class A (Investor) Shares, B Shares, C Shares and Y Shares) by HSBC Investments (USA) Inc. U.S. Core Fixed Income Team

The HSBC Investor Limited Maturity Fund (the "Fund") seeks to realize above-average total return, consistent with reasonable risk, by investing in a diversified investment grade portfolio of U.S. government obligations, corporate bonds and mortgagebacked securities. The Fund utilizes a two tier structure, commonly known as "master-feeder," in which the Fund invests all of its investable assets in the HSBC Investor Limited Maturity Portfolio (the "Portfolio").

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Market Commentary

The Fund returned 0.31% (without sales charge) for the Class A (Investor) Shares and 0.45% for the Class Y Shares during the 12-month period ended October 31, 2005. That compared to a total return of 0.87% for Lehman Brothers Intermediate Aggregate Bond Index.(4)

Past performance is no guarantee of future results.

The economy continued to expand at a slightly above trend pace. For the annual period ending September 2005 Gross Domestic Product4 growth was 3.7%. The Fed maintained a measured approach to raising the target rate by 25 basis points (0.25%) at each meeting since the Feds first increase of the current cycle, which began on June 30, 2004.

Yields on short maturity U.S. Treasury securities increased with the fed funds rate. Yields on 2-year notes rose by 183 basis points (1.83%) whereas 10-year notes rose by only 53 basis points (0.53%). Further, yields on the 30-year yields actually fell by 4 basis points (0.04%). Changing investor expectations about inflationary pressures and the level of economic activity caused intra-period volatility. This was due to uncertainty about the impact of Hurricane Katrina and the effects of higher energy prices. However, core inflation remained relatively tame. As a result, the yield curve flattened by 179 basis points (1.79%) as measured by the yield differential between 2-year and 30-year yields.

Despite strong performance through February, corporate bonds ended the period with poor relative performance as yields among most corporate bonds widened. A confluence of factors including disappointing operating performance within the automotive sector and a greater focus on shareholder value by many companies led investors to demand higher yield premiums. General Motors and Ford provided the biggest drag on the corporate market as both companies announced disappointing results and sustained reduced market share. The rise in corporate yield premiums filtered through to other market sectors as investors realigned valuations across sectors. In contrast spreads on agencies, asset backed securities and commercial mortgage backed securities performed well as investor demand for high quality assets drove yield spreads tighter versus Treasuries. In contrast, mortgage pass-throughs underperformed due to poor market technicals. Specifically a reduction in agency demand and an increase in supply due to convexity related hedging drove spreads wider.

A defense duration, a "barbelled" yield curve strategy and a higher than benchmark position in asset backed securities benefited the Funds absolute and relative to benchmark total return over the annual period. However, price declines from rise in yields and the widening yield premiums in certain corporate bonds held in the Fund detracted from relative performance resulting in an underperformance of the Fund in comparison to its benchmark index.*

Going forward we will continue to position the portfolio defensively. We believe we have positioned the portfolio with a lower sensitivity to a change in interest rates than that of the Funds benchmark. We also remain concerned about the level yield premiums on corporate bonds and securitized debt. During this time we feel it is important to remind our investors of the benefits of active management. Current valuations allow us to construct a portfolio where, we believe, the investor has less exposure to some of the risks in the current market.

* Portfolio composition is subject to change.



3 HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews


HSBC Investor Limited Maturity Fund - As of October 31, 2005

Value of a $10,000 Investment


                                [PERFORMANCE GRAPH]

                      HSBC Investor Limited Maturity     Lehman Brothers Intermediate
                      Fund Class Y                       Aggregate Bond Index
1/23/01                  10,000                             10,000
12/31/01                 10,767                             10,695
12/31/02                 11,581                             11,712
12/31/03                 11,969                             12,157
12/31/04                 12,355                             12,613
10/31/05                 12,412                             12,718


Value of a $10,000 Investment


                                [PERFORMANCE GRAPH]

                      HSBC Investor Limited              Lehman Brothers Intermediate
                      Maturity Fund Class A              Aggregate Bond Index
                      (Investor)(2)
2/7/01                     9,526                            10,000
12/31/01                  10,159                            10,695
12/31/02                  10,900                            11,712
12/31/03                  11,238                            12,157
12/31/04                  11,573                            12,613
10/31/05                  11,602                            12,718


The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Funds benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Return (%)

                                                                               Inception     1        3         Since
AS of October 31, 2005                                                           Date       Year     Year      Inception
--------------------------------------------------------------------------------------------------------------------------
HSBC Investor Limited Maturity Fund Class A (Investor)(1)                        2/7/01    -4.44     1.06        3.19
--------------------------------------------------------------------------------------------------------------------------
HSBC Investor Limited Maturity Fund Class B(2)                                  2/15/01    -4.29     1.34        3.48
--------------------------------------------------------------------------------------------------------------------------
HSBC Investor Limited Maturity Fund Class C(3)                                  2/13/01    -1.40     1.94        3.43
--------------------------------------------------------------------------------------------------------------------------
HSBC Investor Limited Maturity Fund Class Y                                     1/23/01     0.45     2.93        4.63
--------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Intermediate Aggregate Bond Index(4)                              --        0.87     3.32          --
--------------------------------------------------------------------------------------------------------------------------
Lipper Intermediate Investment-Grade Debt Funds Average(4)                        --        0.82     3.90          --
--------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investors shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

(1) Reflects the maximum sales charge of 4.75%.
(2) Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
(3) Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
(4) For additional information, please refer to the Glossary of Terms.

The Fund is measured against the Lehman Brothers Intermediate Aggregate Bond Index, an unmanaged index generally representative of investment-grade issues with maturities between three and ten years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Investment Manager waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.


                                                 HSBC INVESTOR FAMILY OF FUNDS 4

Portfolio Reviews

HSBC Investor Fixed Income Fund
HSBC Investor Bond Fund (Class A (Investor) Shares, B Shares and C Shares) by HSBC Investments (USA) Inc. U.S. Core Fixed Income Team



The HSBC Investor Fixed Income Fund and the HSBC Investor Bond Fund (the "Funds") seek to provide investors with above-average total return, consistent with reasonable risk, through investments in a diversified portfolio of fixed-income securities. The Funds utilize a two-tier structure, commonly known as a master-feeder, in which the Funds invest all of their investable assets in the HSBC Investor Fixed Income Portfolio (the Portfolio).

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Market Commentary

For the 12-month period ended October 31, 2005, the shares of the HSBC Investor Fixed Income Fund produced a 1.55% total return, and the Class A (Investor) Shares of the HSBC Investor Bond Fund returned 1.16%, (Class A) (without sales charge). That compared to a total return of 1.13% and 1.57% for the Lehman Brothers Aggregate Bond Index(4) and the Lipper General Bond Funds Average(4), respectively.

Past performance is no guarantee of future results.

The economy continued to expand at a slightly above trend pace. For the annual period ending September 2005 the Gross Domestic Product4 growth was 3.7%. The Fed maintained a measured approach to raising the target rate by 25 basis points (0.25%) at each meeting since the Feds first increase of the current cycle, which began on June 30, 2004.

Yields on short maturity U.S. Treasury securities increased with the fed funds rate. Yields on 2-year notes rose by 183 basis points (1.83%) whereas 10-year notes rose by only 53 basis points (0.53%). Further, yields on the 30-year yields actually fell by 4 basis points (0.04%). Changing investor expectations about inflationary pressures and the level of economic activity caused intra-period volatility. This was due to uncertainty about the impact of Hurricane Katrina and the effects of higher energy prices. However core inflation remained relatively tame. As a result, the yield curve flattened by 179 basis points (1.79%) as measured by the yield differential between 2-year and 30-year yields.

Despite strong performance through February, corporate bonds ended the period with poor relative performance. A confluence of factors including disappointing operating performance within the automotive sector and a greater focus on shareholder value by many companies led investors to demand higher yield premiums. General Motors and Ford provided the biggest drag on the corporate market as both companies announced disappointing results and sustained reduced market share. The rise in corporate yield premiums filtered through to other market sectors as investors realigned valuations across sectors. In contrast spreads on agencies, asset backed securities and commercial mortgage backed securities performed well as investor demand for high quality assets drove yield spreads tighter versus Treasuries. In contrast, mortgage pass-throughs underperformed due to poor market technicals. Specifically a reduction in agency demand and an increase in supply due to convexity related hedging drove spreads wider.

A defense duration, a "barbelled" yield curve strategy and a lower than benchmark position in mortgage pass-throughs benefited the Fund's absolute and relative to benchmark total return over the annual period. Price declines from rise in yields and the widening yield premiums in certain corporate bonds held in the portfolio detracted from relative performance.*

* Portfolio composition is subject to change.


5 HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor Fixed Income Fund
HSBC Investor Bond Fund - As of October 31, 2005


Value of a $10,000 Investment


                                [PERFORMANCE GRAPH]




                     HSBC Investor Fixed            Lehman Brothers Aggregate
                     Income Fund                    Bond Index
10/31/95               10,000                                10,000
12/31/95               10,260                                10,292
12/31/96               10,865                                10,666
12/31/97               11,764                                11,696
12/31/98               12,570                                12,712
12/31/99               12,434                                12,607
12/31/00               13,831                                14,073
12/31/01               15,089                                15,261
12/31/02               16,382                                16,826
12/31/03               17,124                                17,517
12/31/04               17,853                                18,277
10/31/05               18,069                                18,463


Value of a $10,000 Investment


                                [PERFORMANCE GRAPH]

                     HSBC Investor Bond Fund        Lehman Brothers Aggregate
                     Class A (Investor)(1)          Bond Index
8/26/96                 9,524                                10,000
12/31/96                9,996                                10,479
12/31/97               10,846                                11,491
12/31/98               11,540                                12,489
12/31/99               11,392                                12,387
12/31/00               12,600                                13,827
12/31/01               13,659                                14,994
12/31/02               14,758                                16,532
12/31/03               15,344                                17,211
12/31/04               15,939                                17,957
10/31/05               16,078                                18,140

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Funds benchmark and represents the reinvestment of dividends and capital gains in the Funds.


Average Annual Total Return (%)

                                                    Inception      1         5       10         Since
As of October 31, 2005                                 Date       Year      Year     Year     Inception
--------------------------------------------------------------------------------------------------------
HSBC Investor Fixed Income Fund                       1/9/95      1.55      6.26     6.09       6.95
--------------------------------------------------------------------------------------------------------
HSBC Investor Bond Fund Class A (Investor)(1)        8/26/96     -3.66      4.73      --        5.31
--------------------------------------------------------------------------------------------------------
HSBC Investor Bond Fund Class B(2)                    1/6/98     -3.39      4.96      --        4.42
--------------------------------------------------------------------------------------------------------
HSBC Investor Bond Fund Class C(3)                   11/4/98     -0.47      4.97      --        4.38
--------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index                   --         1.13      6.31     6.32        --
--------------------------------------------------------------------------------------------------------
Lipper General Bond Funds Average(4)                              1.57      5.53     6.30        --
--------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investors shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

(1) Reflects the maximum sales charge of 4.75%.
(2) Reflects the contingent deferred sales charge maximum of 4.00%.
(3) Reflects the contingent deferred sales charge maximum of 1.00%.
(4) For additional information, please refer to the Glossary of Terms.

The Funds are measured against the Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Investment Manager waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower

                                                 HSBC INVESTOR FAMILY OF FUNDS 6

Portfolio Reviews

HSBC Investor New York Tax-Free Bond Fund (Class A (Investor) Shares, B Shares, C Shares and Y Shares) by HSBC Investments (USA) Inc. U.S. Core Fixed Income Team

The HSBC Investor New York Tax-Free Bond Fund (the "Fund") seeks to provide shareholders with income exempt from regular, federal, New York state and New York city personal income taxes.

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Funds income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax. Regional funds may be subject to additional risks, since the issues they invest in are located in one geographical location.

Market Commentary

The Fund delivered a total return of 1.03% (without sales charge) for Class A (Investor) Shares and 1.28% for Class Y Shares for the period ended October 31, 2005. That compared to 2.33% and 2.19% for the Funds benchmarks, the Lehman Brothers New York Tax Exempt Index4 and the Lipper New York Municipal Debt Funds Average4, respectively.

The Fund underperformed its benchmark index due to its higher quality profile than the index as well as expenses to the Fund. Over the period lower quality paper and sectors such as tobacco significantly outperformed higher quality sectors. In addition, one of the standout performers in the New York market was New York City General Obligation debt which makes up approximately 15% of the benchmark index. By Fund diversification rules the Fund attempts to maintain a limit of 5% per issuer and as such was significantly underweight New York City bonds.

Past performance does not guarantee future results.

Hurricanes Katrina, Rita and Wilma wreaked havoc from late August through October on the Gulf Coast region, taking many lives and causing billions in economic losses. It is still too early to fully assess the impact of the storms on the national economy, but the shutdown of oil and natural gas refinery facilities in the region has exacerbated already high-energy prices. As companies pass along their higher energy expenses to consumers, consumer spending could possibly be curtailed and economic growth dampened in the near term. Katrina alone is expected to reduce Gross Domestic Product ("GDP")(4) by 0.5% to 1.0% through the end of the year. The first estimate of GDP after the storm came in at a strong 3.8%, exceeding the 3.6% median. Including energy and food, the September Consumer Price Index(4) and Producer Price Index(4) posted at 1.2% versus 0.9% and 1.9% versus 1.2% respectively. Although energy prices have fallen back some from the post hurricane highs as production came back on line, increasing global demand and limited refinery capacity will continue to keep prices elevated. Spending for clean up and rebuilding the affected areas will have a stimulus effect and give economic growth a boost.

Contrary to many predictions that the Fed would temporarily pause its tightening policy, the fed funds target rate was hiked another 25 basis points (0.25%) to 3.75% following the Feds September 20, 2005 meeting. In the Federal Open Market Committee meeting minutes, the committee deemed the effects of Katrina on growth as temporary and was more concerned that the effects were likely to add to already considerable pressure on prices. The committee concluded that core inflation has been relatively low, and longer-term inflation expectations remain contained. In closing, the committee stated that policy accommodation can be removed at a pace that is likely to be measured. With core inflation on the high side of their 2% ceiling, the Fed is expected to be vigilant in keeping it from going higher, especially with new incoming chairman Ben Bernanke looking to demonstrate his inflation fighting credentials. We believe the Fed will continue to hike interest rates at each subsequent meeting, and possibly conclude in the first quarter of 2006.

The Fund maintained its strategy of keeping a short weighted average maturity. With no incentive to extend maturities, the Funds allocation has been concentrated in floating rate securities and two- to three-month tax exempt commercial paper to benefit from a rising interest rate environment. At the end of October 2005, the Funds weighted average maturity stood at 18 days, and floating rate securities comprised approximately 80% of the Fund. Economic data will be scrutinized over the next few months as the Fed winds down in its campaign to raise interest rates. At that time, the Fund will look to extend maturities and attempt to lock in higher yields*

* Portfolio composition is subject to change.


7 HSBC INVESTOR FAMILY OF FUNDS

                                                               Portfolio Reviews

HSBC Investor New York Tax-Free Bond Fund - As of October 31, 2005

Value of a $10,000 Investment

                                [PERFORMANCE GRAPH]


                      HSBC Investor N.Y. Tax-Free        Lehman Brothers New York
                      Bond Fund Class Y                  Tax Exempt Index
7/1/96                      10,000                          10,000
12/31/96                    10,411                          10,520
12/31/97                    11,385                          11,555
12/31/98                    12,118                          12,350
12/31/99                    11,744                          12,099
12/31/00                    13,016                          13,552
12/31/01                    13,546                          14,208
12/31/02                    14,798                          15,581
12/31/03                    15,492                          16,407
12/31/04                    16,003                          17,112
10/31/05                    16,181                          17,454

Value of a $10,000 Investment

                                [PERFORMANCE GRAPH]

                      HSBC Investor N.Y. Tax-Free        Lehman Brothers New York
                      Bond Fund Class A (Investor)(1)    Tax Exempt Index
10/31/95                     9,523                          10,000
12/31/95                     9,788                          10,257
12/31/96                    10,097                          10,743
12/31/97                    11,028                          11,800
12/31/98                    11,700                          12,612
12/31/99                    11,309                          12,356
12/31/00                    12,502                          13,839
12/31/01                    12,979                          14,509
12/31/02                    14,142                          15,912
12/31/03                    14,770                          16,755
12/31/04                    15,218                          17,475
10/31/05                    15,356                          17,824

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Funds benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Return (%)

                                                                  Inception     1       5       10       Since
As of October 31, 2005                                              Date       Year    Year    Year     Inception
-----------------------------------------------------------------------------------------------------------------
HSBC Investor New York Tax-Free Bond Fund Class A (Investor)(1)    5/1/95     -3.73    3.86    4.38       4.79
-----------------------------------------------------------------------------------------------------------------
HSBC Investor New York Tax-Free Bond Fund Class B(2)               1/6/98     -3.63    4.10     --        3.68
-----------------------------------------------------------------------------------------------------------------
HSBC Investor New York Tax-Free Bond Fund Class C(3)              11/4/98     -0.70    4.08     --        3.31
-----------------------------------------------------------------------------------------------------------------
HSBC Investor New York Tax-Free Bond Fund Class Y                  7/1/96      1.28    5.14     --        5.29
-----------------------------------------------------------------------------------------------------------------
Lehman Brothers New York Tax Exempt Index(4)                         --        2.33    5.90    5.82        --
-----------------------------------------------------------------------------------------------------------------
Lipper New York Municipal Debt Funds Average(4)                      --        2.19    5.28    5.02        --
-----------------------------------------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investors shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

(1) Reflects the maximum sales charge of 4.75%.
(2) Reflects the contingent deferred sales charge maximum of 4.00%.
(3) Reflects the contingent deferred sales charge maximum of 1.00%.
(4) For additional information, please refer to the Glossary of Terms.

The Fund is measured against the Lehman Brothers New York Tax Exempt Index, an unmanaged index composed of investment grade New York tax-exempt securities, all having a $50 million minimum maturity value. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Investment Manager waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

                                                 HSBC INVESTOR FAMILY OF FUNDS 8

Portfolio Reviews

HSBC Investor Growth Fund
(Class A (Investor) Shares, B Shares, C Shares and Y Shares) by Philip J. Sanders, Senior Vice President/Portfolio Manager, CFA and Dan P. Becker, Senior Vice President/Portfolio Manager, CFA
Waddell & Reed Investment Management Company

The HSBC Investor Growth Fund (the "Fund") seeks longterm growth of capital by investing primarily in U.S. and foreign equity securities of high quality companies with market capitalization generally in excess of $2 billion, which the subadviser believes have the potential to generate superior levels of long-term profitability and growth. The Fund utilizes a two tier structure, commonly known as a master/feeder, and invests all of its assets in the HSBC Investor Growth Portfolio (the Portfolio), which acts as the master fund. The Portfolio employs Waddell & Reed Investment Management Company (Waddell & Reed) as sub-adviser.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Market Commentary

The Fund returned 12.91% (without sales charge) for the Class A (Investor) Shares and 13.17% for the Class Y Shares for the year ended October 31, 2005. That compared to a 8.72% return for the S&P 500 Index and a 10.06% return for the Lipper Large-Cap Growth Funds Average(4).

Past performance does not guarantee future results.

Large-cap growth stocks generated roughly flat returns during the first half of this fiscal year, then produced solid gains during the periods second half. That environment contributed to healthy absolute returns for the Fund.

Energy stocks led the market during this period, supported by large increases in oil and gas prices. The Fund's sub-adviser held an overweight allocation to energy, so the sectors surge boosted performance relative to the benchmark. The sub-adviser also over-weighted financial-services stocks. That strategy helped relative gains, as did strong stock selection in the financial sector. The Fund's managers de-emphasized interest-rate sensitive bank stocks in favor of shares in the capital-markets, student loan and asset management industries.*

Stock selection in the technology sector also boosted returns against the benchmark. The Funds managers focused on shares of firms that they believed could generate reliable earnings growth, and such stocks posted solid gains during the second half of the period.*

The Funds holdings in the consumer discretionary sector weighed on relative returns. The sub-adviser invested in shares of consumer-oriented firms with strong franchises, but investor concerns about potential weakness in consumer spending led to losses for many of those stocks. The Funds overweight position in health care stocks also hurt returns against the index, despite good stock selection in the sector.*

* Portfolio composition is subject to change.


9 HSBC INVESTOR FAMILY OF FUNDS

                                                               Portfolio Reviews

HSBC Investor Growth Fund - As of October 31, 2005


Value of a $10,000 Investment


                                [PERFORMANCE GRAPH]

                     HSBC Investor Growth Fund      Standard & Poor's
                     Class Y                        500 Index
5/10/04                  10,000                          10,000
12/31/04                 10,629                          11,077
10/31/05                 11,326                          11,193

Value of a $10,000 Investment


                                [PERFORMANCE GRAPH]

                     HSBC Investor Growth Fund      Standard & Poor's
                     Class A (Investor)(1)          500 Index
5/10/04                   9,500                          10,000
12/31/04                 10,085                          11,077
10/31/05                 10,727                          11,193

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Funds benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Return (%)

                                                    Inception     1         Since
As of October 31, 2005                                Date       Year     Inception
-----------------------------------------------------------------------------------
HSBC Investor Growth Fund Class A (Investor)(1)      5/10/04     7.27        4.87
-----------------------------------------------------------------------------------
HSBC Investor Growth Fund Class B(2)                 5/10/04     8.06        5.74
-----------------------------------------------------------------------------------
HSBC Investor Growth Fund Class C(3)                 5/10/04    11.08        7.73
-----------------------------------------------------------------------------------
HSBC Investor Growth Fund Class Y                    5/10/04    13.17        8.80
-----------------------------------------------------------------------------------
Standard & Poor's 500 Index(4)                         --        8.72         N/A
-----------------------------------------------------------------------------------
Lipper Large-Cap Growth Funds Average(4)               --       10.06         N/A
-----------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investors shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

(1) Reflects the maximum sales charge of 5.00%.
(2) Reflects the contingent deferred sales charge maximum of 4.00%.
(3) Reflects the contingent deferred sales charge maximum of 1.00%.
(4) For additional information, please refer to the Glossary of Terms.

The Fund is measured against the Standard & Poors 500 Index, an unmanaged index that is generally representative of the U.S. stock market as a whole. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Investment Manager waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

                                                HSBC INVESTOR FAMILY OF FUNDS 10

Portfolio Reviews

HSBC Investor Value Fund
(Class A (Investor) Shares, B Shares, C Shares and Y Shares) by Jon D. Bosse, CFA
Chief Investment Officer
NWQ Investment Management Co., LLC

The HSBC Investor Value Fund (the "Fund") seeks long-term growth of capital and income by investing primarily in U.S. and foreign companies with large and medium capitalizations that possess hidden opportunities underpriced by the market. The Fund utilizes a two tier structure, commonly known as a master/ feeder and invests all of its assets in the HSBC Investor Value Portfolio (the "Portfolio"), which acts as the master fund. The Portfolio employs NWQ Investment Management Company, LLC ("NWQ") as sub-adviser.

Investment Concerns

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the Portfolio changes.

Market Commentary

The Fund returned 14.69% (without sales charge) for the Class A (Investor) Shares and 14.96% for the Class Y Shares for the year ended October 31, 2005. That compared to a 11.86% return for the Russell 1000'r' Value Index(4) and a 11.02% return for the Lipper Multi-Cap Value Funds Average(4).

Past performance does not guarantee future results.

The stock market generated healthy returns during this period. Energy shares led the equity market, as investors bid them up on the strength of rising oil and gas prices. That environment and strong performance from several individual holdings helped this Fund generate strong absolute and relative gains.

Security selection was the largest contributor to the Funds superior relative performance. The strong performance of individual stocks in the insurance, technology, retail and business services sectors contributed to the Funds absolute and positive relative returns. The Funds sub-adviser held an underweight stake in the market-leading energy sector, but the negative impact of that positioning was more than offset by a relative overweighting in the other energy sub-sector, which includes oil and gas exploration and production companies. That part of the energy market significantly outperformed the energy sector as a whole, and boosted the Funds relative gains.*

Overweighting the Funds allocation to media and publishing stocks weighed on relative performance, as weak advertising revenues pressured this group. An underweighted position in the financial sector helped relative returns. Financial stocks generally were weak during the period, primarily due to the flattening of the yield curve, which investors worried would reduce profit margins for the sector. Financial stocks typically make up a substantial portion of most value indices and benchmarks. Within financials, mortgage-related stocks detracted from performance due to concerns of a potential slowdown in mortgage refinancing activity.*

* Portfolio composition is subject to change.

11 HSBC INVESTOR FAMILY OF FUNDS

                                                             Portfolio Reviews
------------------------------------------------------------------------------

HSBC Investor Value Fund - As of October 31, 2005

Value of a $10,000 Investment


                                [PERFORMANCE GRAPH]


                     HSBC Investor Value Fund       Russell 1000'r'
                     Class Y                        Value Index
5/10/04                  10,000                         10,000
12/31/04                 11,697                         11,590
10/31/05                 12,318                         11,941

Value of a $10,000 Investment


                                [PERFORMANCE GRAPH]



                     HSBC Investor Value Fund       Russell 1000'r'
                     Class A (Investor)(1)          Value Index
5/10/2004                 9,501                         10,000
12/31/2004               11,088                         11,590
10/31/2005               11,646                         11,941

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Return (%)

                                                     Inception      1         Since
As of October 31, 2005                                 Date        Year      Inception
---------------------------------------------------------------------------------------
HSBC Investor Value Fund Class A (Investor)(1)        5/10/04      8.98        10.87
---------------------------------------------------------------------------------------
HSBC Investor Value Fund Class B(2)                   5/10/04      9.78        12.04
---------------------------------------------------------------------------------------
HSBC Investor Value Fund Class C(3)                   5/10/04     12.86        13.95
---------------------------------------------------------------------------------------
HSBC Investor Value Fund Class Y                      5/10/04     14.96        15.16
---------------------------------------------------------------------------------------
Russell 1000'r' Value Index(4)                          --        11.86          N/A
---------------------------------------------------------------------------------------
Lipper Multi-Cap Value Funds Average(4)                 --        11.02          N/A
---------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

(1) Reflects the maximum sales charge of 5.00%.
(2) Reflects the contingent deferred sales charge maximum of 4.00%.
(3) Reflects the contingent deferred sales charge maximum of 1.00%.
(4) For additional information, please refer to the Glossary of Terms.

The Fund is measured against the Russell 1000'r' Value Index, an unmanaged index comprised of the 1000 securities found in the Russell universe with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earning ratios, higher dividend yields, and lower forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Investment Manager waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

                                                HSBC INVESTOR FAMILY OF FUNDS 12

Portfolio Reviews
-------------------------------------------------------------------------------

HSBC Investor Growth and Income Fund
(Class A (Investor) Shares, B Shares, C Shares and Y Shares) by Gary U. Rolle, CFA, Principal/Chief Investment Officer and
Edward S. Han, Principal/Portfolio Manager and
Kirk J. Kim, Principal/Portfolio Manager and
Transamerica Investment Management, LLC

The HSBC Investor Growth and Income Fund ("the Fund") normally invests at least 65% of its total assets in common stocks, preferred stocks, and convertible securities. The Fund may invest the balance of its assets in various types of fixed income securities and in money market instruments. The Fund employs Transamerica Investment Management, LLC ("TIM") as the sub-adviser to the Fund.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Market Commentary

The Fund returned 12.36% (without sales charge) for the Class A (Investor) Shares and 12.61% for the Class Y Shares for the year ended October 31, 2005. That compared to a 8.72% return for the Standard & Poor's 500 Index(4) and a 8.35% return for the Lipper Large-Cap Core Funds Average(4).

Past performance does not guarantee future results.

The stock market generated healthy gains, driven largely by a rally in energy stocks. The Funds strong absolute gain also benefited from good performance among shares in the consumer discretionary, health care and industrials sectors.*

TIM employs a bottom-up investment approach to identify attractively valued shares of firms that generate strong free cash flow and have high-quality management, good business plans and sound execution.

Strong sector allocations and stock selection helped this Fund outperform its benchmark during the period. The Fund's managers held significantly overweight positions in consumer discretionary, energy and industrials stocks. Those relatively large stakes boosted performance against the benchmark. Security selection in those sectors also contributed to superior relative gains, as the Fund's consumer discretionary, energy and industrials holdings outperformed the corresponding sectors in the index.*

The Fund's technology holdings supported strong relative performance as well. The managers maintained a technology allocation approximately neutral to that of the benchmark, but the Fund benefited from large gains among particular stocks in the storage, hardware, and networking industries. An underweight position in financial services also helped improve relative returns, as financial-services stocks trailed the benchmark.*

A handful of stock-specific problems prevented the Fund from generating greater relative returns. For example, certain of the Funds holdings in the media, medical devices, and computer hardware sectors generated weak results during this period.

* Portfolio composition is subject to change.

13 HSBC INVESTOR FAMILY OF FUNDS

                                                              Portfolio Reviews
-------------------------------------------------------------------------------

HSBC Investor Growth and Income Fund - As of October 31, 2005


Value of a $10,000 Investment


                               [PERFORMANCE GRAPH]

                     HSBC Investor Growth and       Standard & Poor's 500
                     Income Fund Class Y            Stock Index
4/2/01                     10,000                       10,000
12/31/01                    9,598                        9,997
12/31/02                    7,180                        7,788
12/31/03                    9,091                       10,021
12/31/04                    9,784                       11,111
10/31/05                   10,219                       11,228

Value of a $10,000 Investment


                               [PERFORMANCE GRAPH]

                     HSBC Investor Growth and       Standard & Poor's 500
                     Income Fund Class A            Stock Index
                     (Investor)(1)
4/12/01                     9,498                       10,000
12/31/01                    8,811                        9,997
12/31/02                    6,575                        7,788
12/31/03                    8,299                       10,021
12/31/04                    8,922                       11,111
10/31/05                    9,296                       11,228

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.



Average Annual Total Return (%)

                                                                Inception      1          Since
As of October 31, 2005                                            Date        Year      Inception
-------------------------------------------------------------------------------------------------
HSBC Investor Growth and Income Fund Class A (Investor)(1)       4/12/01      6.76       -1.59
-------------------------------------------------------------------------------------------------
HSBC Investor Growth and Income Fund Class B(2)                   4/5/01      7.61       -0.59
-------------------------------------------------------------------------------------------------
HSBC Investor Growth and Income Fund Class C(3)                  11/3/03     10.59        7.53
-------------------------------------------------------------------------------------------------
HSBC Investor Growth and Income Fund Class Y                      4/2/01     12.61        0.47
-------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index(4)                                      --        8.72         N/A
-------------------------------------------------------------------------------------------------
Lipper Large-Cap Core Funds Average(4)                              --        8.35         N/A
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.


(1) Reflects the maximum sales charge of 5.00%.
(2) Reflects the contingent deferred sales charge maximum of 4.00%.
(3) Reflects the contingent deferred sales charge maximum of 1.00%.
(4) For additional information, please refer to the Glossary of Terms.

The Fund is measured against the Standard & Poor's 500 Index, an unmanaged index that is generally representative of the U.S. stock market as a whole. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees.
The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Investment Manager waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

                                                HSBC INVESTOR FAMILY OF FUNDS 14

Portfolio Reviews
------------------------------------------------------------------------------

HSBC Investor Mid-Cap Fund
(Class A Shares, B Shares, C Shares and Trust Shares) by Tony V. Dong, CFA, Director, Mid-Cap Equity and Senior Portfolio Manager and Brian S. Matuszak, CFA, Senior Equity Analyst and
Andy Mui, CPA, Senior Equity Analyst
Munder Capital Management

The HSBC Investor Mid-Cap Fund (the "Fund") seeks to achieve its objective by investing in common or preferred stocks and convertible securities. The Fund will normally invest at least 80% of its assets in equity securities of mid-sized companies with market capitalizations falling within the range of the S&P MidCap 400 Index (between $270 million and $8.6 billion as of March 31,
2005) at the time of acquisition. Investments are primarily in domestic common stocks but also may include, to a limited degree, preferred stocks, and convertible securities.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Mid capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Market Commentary

The Fund's Class A Shares posted a return of 16.94% (without sales charge) and 17.14% for the Trust Shares for the 12-months ended October 31, 2005. That compares to 17.65%, 15.91% and 14.07% for the Fund's benchmarks, the S&P MidCap 400 Index, the Russell MidCap'r' Growth Index(4), and the Lipper Mid-Cap Growth Funds Average(4).

Past performance does not guarantee future results.

Medium-sized stocks performed well during this period, powered by a surge in energy stocks. That environment helped this Fund post healthy gains.

Since assuming management of the Fund on April 18, 2005, Munder's portfolio management team has restructured the portfolio to correspond with the firm's investment style and philosophy. Munder employs a "bottom-up" stock-selection strategy, seeking reasonably valued stocks of firms with high returns on invested capital, superior earnings growth, and strong free cash flow.*

The manager's strategy produced strong stock selection during this period. The Fund's holdings in eight of the ten economic sectors outperformed the corresponding sectors in the benchmark during the period under Munders management.*

Stock selection in the basic materials sector generated the largest positive contribution to the Fund's relative returns during that period. The Fund's materials holdings gained an average of 38.3% between August 15 and October 31, fueled by strong performance among certain copper and aggregate producers. By contrast, the basic material stocks in the benchmark returned 4.9%. The 20.9% average gain of the Fund's utilities stocks during the same period also boosted performance against the index, as the utility shares in the index returned 10.3%.*

The Fund's technology stake hurt relative performance. Losses sustained by one Internet stock in the Fund's portfolio accounted for much of the performance lag. The Fund also held relatively small exposures to strong-performing stocks in the computer storage, peripherals and electronic manufacturing services industries, because those stocks did not offer the earnings and cash-flow growth that the managers seek.*

* Portfolio composition is subject to change.


15 HSBC INVESTOR FAMILY OF FUNDS

                                                              Portfolio Reviews
-------------------------------------------------------------------------------

HSBC Investor Mid-Cap Fund - As of October 31, 2005

Value of a $10,000 Investment

                               [PERFORMANCE GRAPH]


                HSBC Investor Mid-Cap Fund     HSBC Investor Mid-Cap       Standard & Poor's MidCap    Russell MidCap'r'
                Class A(1)                     Fund Trust                  400 Index                   Growth Index
10/31/95                 9,500                      10,000                       10,000                  10,000
12/31/95                 9,921                      10,448                       10,453                  10,411
12/31/96                11,553                      12,213                       12,279                  12,410
12/31/97                15,105                      15,994                       15,047                  16,412
12/31/98                16,500                      17,507                       17,735                  19,549
12/31/99                22,789                      24,230                       26,832                  22,427
12/31/00                25,270                      26,927                       23,680                  26,353
12/31/01                22,893                      24,424                       18,908                  26,194
12/31/02                16,669                      17,828                       13,726                  22,393
12/31/03                21,958                      23,543                       19,589                  30,369
12/31/04                25,030                      26,898                       22,621                  35,375
10/31/05                26,366                      28,377                       23,792                  37,701

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Return (%)

                                             Inception         1        5       10       Since
As of October 31, 2005                        Date'D'         Year     Year     Year    Inception
-------------------------------------------------------------------------------------------------
HSBC Investor Mid-Cap Fund Class A(1)         7/1/93         11.15    -1.12     10.18     10.51
-------------------------------------------------------------------------------------------------
HSBC Investor Mid-Cap Fund Class B(2)         7/1/93         12.18    -0.88      9.91     10.15
-------------------------------------------------------------------------------------------------
HSBC Investor Mid-Cap Fund Class C(3)         7/1/93         15.06    -0.76      9.98     10.21
-------------------------------------------------------------------------------------------------
HSBC Investor Mid-Cap Fund Trust              7/1/93         17.14     0.10     10.99     11.25
-------------------------------------------------------------------------------------------------
Standard & Poor's MidCap 400 Index(4)           --           17.65     7.32     14.19       N/A
-------------------------------------------------------------------------------------------------
Russell MidCap'r' Growth Index(4)               --           15.91    -3.71      9.05       N/A
-------------------------------------------------------------------------------------------------
Lipper Mid-Cap Growth Funds Average(4)          --           14.07    -3.89      7.72       N/A
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

(1) Reflects the maximum sales charge of 5.00%.
(2) Reflects the contingent deferred sales charge maximum of 4.00%.
(3) Reflects the contingent deferred sales charge maximum of 1.00%.
(4) For additional information, please refer to the Glossary of Terms.

'D' For periods prior to July 1, 2000, the performance shown above includes the total return (adjusted for Fund expenses) generate by HSBC Investments (USA) Inc's management of a pooled investment vehicle called a collective investment trust (CTF) with the same investment objective as the Fund. The assets from that CTF were converted into the HSBC Investor Mid-Cap Fund on July 1, 2000. The CTF was not registered with the Securities & Exchange Commission (SEC) and thus was not subject to certain investment restrictions that are imposed on the Fund. If the CTF had been registered with the SEC, its performance might have been adversely affected. Performance assumes reinvestment of dividends and distributions.

The Fund has changed its standardized benchmark from the Russell MidCap'r' Growth Index to the Standard & Poor's MidCap 400 Index ("S&P MidCap 400") to provide a more appropriate market comparison. The S&P MidCap 400 Index is comprised of 400 domestic stocks chosen for market size (median market capitalization of $676 million), liquidity and industry group representation. The Russell MidCap'r' Growth Index tracks the performance of those Russell securities in the Russell Universe(4) with higher price-to-book ratios and higher forecasted growth values. The performance of the indices does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Investment Manager waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

                                                HSBC INVESTOR FAMILY OF FUNDS 16

Portfolio Reviews
-------------------------------------------------------------------------------

HSBC Investor International Equity Fund
HSBC Investor Overseas Equity Fund (Class A (Investor) Shares,
B Shares and C Shares)
by Kevin F. Simms
Co-CIO International Value Equities and Director of
Research Global and International Value Equities AllianceBernstein Investment Research and Management

The HSBC Investor International Equity Fund and the HSBC Investor Overseas Equity Fund (the "Funds") seek to provide their shareholders with long-term growth of capital and future income by investing primarily in securities of non-U.S. issuers and securities of issuers whose principal markets are outside of the United States. The Funds employ a two-tier fund structure, known as "master-feeder", in which the Funds invest all of their investable assets in the HSBC Investor International Equity Portfolio (the "Portfolio").
The Portfolio employs Bernstein Investment Research and Management ("AllianceBernstein"), a unit of AllianceBernstein Investment Research and Management as sub-investment adviser.

The Portfolio invests primarily in equity securities of companies organized and domiciled in developed nations outside the U.S., or for which the principal trading market is outside the U.S., including Europe, Canada, Australia and the Far East.

Investment Concerns

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency and exchange rates.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Market Commentary

For the 12-months ended October 31, 2005, the shares of the HSBC Investor International Equity Fund produced a 19.69% return and the Class A (Investor) Shares of the HSBC Investor Overseas Equity Fund returned 18.64% (without sales charge). That compared to a total return of 18.09% and 16.80% for the Funds' benchmarks, the MSCI EAFE Index(4) and the Lipper International Large-Cap Core Funds Average(4).

Past performance does not guarantee future results.

Stronger-than-expected economic and earnings growth helped foreign markets post good returns during this period. That environment contributed to strong gains for the Fund.

The Fund generated returns superior to its benchmark in part because of its overweight position in shares of industrial commodities firms. Such stocks benefited from the unexpected strength of the global economy, which investors believed would contribute to greater demand for basic commodities such as steel and coal. An overweight position in Japanese and Korean financial-services stocks also boosted relative returns, as solid economic growth in Asia led investors to expect higher profits for such firms.*

The Fund's returns against the benchmark also benefited from a relatively large stake in emerging markets. Developing markets tend to perform well during periods of strong economic growth, so better-than-expected economic data during this period contributed to significant gains.*

The Fund's return advantage over the benchmark was diminished by relatively large weightings in certain aluminum and paper stocks, which suffered from unexpectedly strong capacity in those industries. Likewise, the Fund held relatively large positions in certain consumer stocks that fared poorly due to company-specific issues.*

* Portfolio composition is subject to change.


17 HSBC INVESTOR FAMILY OF FUNDS

                                                              Portfolio Reviews
-------------------------------------------------------------------------------

HSBC Investor International Equity Fund
HSBC Investor Overseas Equity Fund - As of October 31, 2005

Value of a $10,000 Investment

                                [PERFORMANCE GRAPH]

                     HSBC Investor International    MSCI EAFE Index
                     Equity Fund
10/31/95                 10,000                         10,000
12/31/95                 10,390                         10,692
12/31/96                 11,956                         11,339
12/31/97                 13,117                         11,541
12/31/98                 14,748                         13,848
12/31/99                 25,222                         17,582
12/31/00                 20,267                         15,091
12/31/01                 16,725                         11,855
12/31/02                 13,653                          9,966
12/31/03                 17,662                         13,811
12/31/04                 21,851                         16,607
10/31/05                 23,484                         17,587

Value of a $10,000 Investment

                                [PERFORMANCE GRAPH]

                     HSBC Investor Overseas Equity  MSCI EAFE Index
                     Fund Class A (Investor)(1)
8/26/96                    9,497                        10,000
12/31/96                  10,132                        10,429
12/31/97                  10,932                        10,614
12/31/98                  12,087                        12,737
12/31/99                  20,392                        16,171
12/31/00                  16,276                        13,880
12/31/01                  13,339                        10,904
12/31/02                  11,013                         9,166
12/31/03                  14,138                        12,703
12/31/04                  17,375                        15,274
10/31/05                  18,541                        16,175

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share classes versus a similar investment in the Funds' benchmark and represents the reinvestment of dividends and capital gains in the Funds.

Average Annual Total Return

                                                           Inception      1        5       10      Since
As of October 31, 2005                                        Date       Year     Year     Year    Inception
-----------------------------------------------------------------------------------------------------------
HSBC Investor International Equity Fund                     1/9/95       19.69    2.37     8.91     9.02
HSBC Investor Overseas Equity Fund Class A (Investor)(1)   8/26/96       12.74    0.95      --      6.96
HSBC Investor Overseas Equity Fund Class B(2)               1/6/98       13.72    1.21      --      6.24
HSBC Investor Overseas Equity Fund Class C(3)              11/4/98       16.70    1.21      --      6.35
MSCI EAFE Index(4)                                           --          18.09    3.04     5.81      N/A
Lipper International Large-Cap Core Average(4)               --          16.80    0.56     5.72      N/A

-------------------------------------------------------------------------------
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investors shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

(1) Reflects the maximum sales charge of 5.00%.
(2) Reflects the contingent deferred sales charge maximum of 4.00%.
(3) Reflects the contingent deferred sales charge maximum of 1.00%.
(4) For additional information, please refer to the Glossary of Terms.

The Funds are measured against the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index, which is an unmanaged index that measures performance of a diverse range of developed countries in the indicated regions. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds' performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Investment Manager waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

                                                HSBC INVESTOR FAMILY OF FUNDS 18

Portfolio Reviews
-----------------------------------------------------------------------------

HSBC Investor Small Cap Equity Fund
HSBC Investor Opportunity Fund (Class A (Investor) Shares, B Shares and C Shares) by William A. Muggia
President-Chief Investment Officer
Westfield Capital Management

The HSBC Investor Small Cap Equity Fund and the HSBC Investor Opportunity Fund ("the Funds") seek to provide their shareholders with long-term growth of capital by investing in equity securities of emerging small and medium-sized companies expected to deliver earnings growth well above the growth rate of the economy and the rate of inflation. The Funds employ a two-tier structure, commonly referred to as "master-feeder". The Funds invest all of their investable assets in the HSBC Investor Small Cap Equity Portfolio (the "Portfolio"). The Portfolio employs Westfield Capital Management, LLC as sub-investment adviser.

The Portfolio invests primarily in common stocks of small and medium-sized companies that may have the potential to become major enterprises.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Market Commentary

For the 12-months ended October 31, 2005, the shares of the HSBC Investor Small Cap Equity Fund produced a 14.31% return and the Class A (Investor) Shares of the HSBC Investor Opportunity Fund produced a 13.57% return (without sales charge). The Funds' benchmarks, the Russell 2500'r' Growth Index(4) and the Lipper Mid-Cap Growth Funds Average(4), returned 13.83% and 14.07%, respectively.

Small-capitalization stocks produced solid gains, helping power this Funds strong returns. Energy stocks led the small-cap market, while technology stocks generated the benchmarks weakest returns.

This Fund's sub-adviser, Westfield Capital Management, generated positive performance through a combination of successful sector allocation and strong stock selection. The manager held an overweight position in energy stocks throughout the period, which boosted relative returns as such stocks surged. The manager trimmed the overweight position in recent months as many of the Fund's energy stocks rose to levels in line with the managers price targets.

Selection among technology stocks had the second-largest positive impact on relative gains. The technology stocks held by the Fund gained an average of more than 15%, supported by strong performance among Internet, software and computer services stocks. Meanwhile, the technology stocks represented in the benchmark delivered average returns of 5.4%.*

Selection among consumer discretionary stocks weighed on relative returns. Westfield Capital Management avoided richly valued shares of particular retailers, so strong performance among those stocks hurt performance against the benchmark. And disappointing performance by shares of some medical devices manufacturers and specialty pharmaceutical firms caused the Fund's health care allocation to lag that of the benchmark, despite strong gains by certain managed care and biotechnology stocks.*

* Portfolio composition is subject to change.

19 HSBC INVESTOR FAMILY OF FUNDS

                                                              Portfolio Reviews
-------------------------------------------------------------------------------

HSBC Investor Small Cap Equity Fund
HSBC Investor Opportunity Fund - As of October 31, 2005

Value of a $10,000 Investment


                                [PERFORMANCE GRAPH]


                     HSBC Investor Small Cap        Russell 2500'r'
                     Equity Fund                    Growth Index
9/3/96                   10,000                          10,000
12/31/96                 10,864                          10,629
12/31/97                 13,336                          12,197
12/31/98                 15,127                          12,575
12/31/99                 22,418                          19,552
12/31/00                 23,547                          16,406
12/31/01                 23,240                          14,629
12/31/02                 15,539                          10,373
12/31/03                 21,618                          15,177
12/31/04                 24,196                          17,391
10/31/05                 25,511                          17,716

Value of a $10,000 Investment


                                [PERFORMANCE GRAPH]

                     HSBC Investor Opportunity      Russell 2500'r'
                     Fund Class A (Investor)(1)     Growth Index
9/23/96                   9,497                          10,000
12/31/96                  9,501                          10,093
12/31/97                 11,578                          11,583
12/31/98                 13,080                          11,942
12/31/99                 19,238                          18,567
12/31/00                 20,062                          15,579
12/31/01                 19,670                          13,892
12/31/02                 13,108                           9,850
12/31/03                 18,068                          14,412
12/31/04                 20,130                          16,515
10/31/05                 21,119                          16,823

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share classes versus a similar investment in the Funds' benchmark and represents the reinvestment of dividends and capital gains in the Funds.


Average Annual Total Return (%)

                                                        Inception     1        5        Since
As of October 31, 2005                                    Date       Year     Year    Inception
------------------------------------------------------------------------------------------------
HSBC Investor Small Cap Equity Fund                       9/3/96    14.31     0.33       10.77
------------------------------------------------------------------------------------------------
HSBC Investor Opportunity Fund Class A (Investor)(1)     9/23/96     7.93    -1.32        8.56
------------------------------------------------------------------------------------------------
HSBC Investor Opportunity Fund Class B(2)                 1/6/98     8.73    -1.04        7.51
------------------------------------------------------------------------------------------------
HSBC Investor Opportunity Fund Class C(3)                11/4/98    11.70    -1.03        8.44
------------------------------------------------------------------------------------------------
Russell 2500'r' Growth Index(4)                            --       13.83    -1.48         N/A
------------------------------------------------------------------------------------------------
Lipper Mid-Cap Growth Funds Average(4)                     --       14.07     3.89         N/A
------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.


(1) Reflects the maximum sales charge of 5.00%.
(2) Reflects the contingent deferred sales charge maximum of 4.00%.
(3) Reflects the contingent deferred sales charge maximum of 1.00%.
(4) For additional information, please refer to the Glossary of Terms.


The Funds are measured against the Russell 2500'r' Growth Index, an unmanaged index that tracks the performance of 2500 securities found in the Russell Universe(4) with higher price-to-book and higher forecasted growth values. The performance for the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees.
The Funds' performance reflects the deduction of fees for these valueadded services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Investment Manager waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

                                                HSBC INVESTOR FAMILY OF FUNDS 20

Portfolio Reviews
------------------------------------------------------------------------------

Portfolio Composition*
October 31, 2005
(Unaudited)

HSBC Investor Limited Maturity Portfolio

Investment Allocation                    Percentage of Investments at Value
==============================================================================
  U.S. Government Agencies                                34.1%
------------------------------------------------------------------------------
  Corporate Bond                                          26.7%
------------------------------------------------------------------------------
  U.S. Treasury Notes                                     14.6%
------------------------------------------------------------------------------
  Asset Backed Securities                                 10.2%
------------------------------------------------------------------------------
  Collateralized Mortgage Obligations                     10.2%
------------------------------------------------------------------------------
  Cash and Equivalents                                     2.3%
------------------------------------------------------------------------------
  Repurchase Agreements                                    1.9%
------------------------------------------------------------------------------
  Total                                                  100.0%
==============================================================================


HSBC Investor Fixed Income Portfolio

  Investment Allocation                     Percentage of Investments at Value
==============================================================================
  U.S. Government Agencies                                29.1%
------------------------------------------------------------------------------
  Corporate Bond                                          28.8%
------------------------------------------------------------------------------
  Collateralized Mortgage Obligations                     14.8%
------------------------------------------------------------------------------
  U.S. Treasury Securities                                11.9%
------------------------------------------------------------------------------
  Asset Backed Securities                                  8.2%
------------------------------------------------------------------------------
  Repurchase Agreements                                    5.7%
------------------------------------------------------------------------------
  Cash and Equivalents                                     0.8%
------------------------------------------------------------------------------
  Municipal Bond                                           0.7%
------------------------------------------------------------------------------
  Total                                                  100.0%
===============================================================================

HSBC Investor New York Tax-Free Bond Fund

  Investment Allocation                  Percentage of Investments at Value
==============================================================================
  Municipal Bonds                                         90.3%
------------------------------------------------------------------------------
  Variable Rate Notes                                      7.3%
------------------------------------------------------------------------------
  Cash and Equivalents                                     2.4%
------------------------------------------------------------------------------
  Total                                                  100.0%
==============================================================================




HSBC Investor Growth Portfolio


  Investment Allocation                  Percentage of Investments at Value
==============================================================================
  Health Care                                             23.4%
------------------------------------------------------------------------------
  Information Technology                                  22.4%
------------------------------------------------------------------------------
  Financials                                              15.2%
------------------------------------------------------------------------------
  Industrials                                             13.1%
------------------------------------------------------------------------------
  Energy                                                   8.6%
------------------------------------------------------------------------------
  Consumer Discretionary                                   8.6%
------------------------------------------------------------------------------
  Consumer Staples                                         6.5%
------------------------------------------------------------------------------
  Cash and Equivalents                                     2.2%
------------------------------------------------------------------------------
  Total                                                  100.0%
==============================================================================

HSBC Investor Value Portfolio

  Investment Allocation                  Percentage of Investments at Value
==============================================================================
  Financials                                                28.4%
------------------------------------------------------------------------------
  Information Technology                                    14.0%
------------------------------------------------------------------------------
  Energy                                                    12.8%
------------------------------------------------------------------------------
  Industrials                                               12.7%
------------------------------------------------------------------------------
  Materials                                                  7.7%
------------------------------------------------------------------------------
  Consumer Staples                                           7.4%
------------------------------------------------------------------------------
  Consumer Discretionary                                     5.4%
------------------------------------------------------------------------------
  Telecommunication Services                                 3.1%
------------------------------------------------------------------------------
  Transportation                                             2.2%
------------------------------------------------------------------------------
  Health Care                                                2.1%
------------------------------------------------------------------------------
  Miscellaneous                                              2.0%
------------------------------------------------------------------------------
  Utilities                                                  1.6%
------------------------------------------------------------------------------
  Cash and Equivalents                                       0.6%
------------------------------------------------------------------------------
  Total                                                    100.0%
==============================================================================


HSBC Investor Growth and Income Fund

  Investment Allocation                  Percentage of Investments at Value
==============================================================================
  Industrials                                              26.7%
------------------------------------------------------------------------------
  Consumer Discretionary                                   16.0%
------------------------------------------------------------------------------
  Information Technology                                   14.2%
------------------------------------------------------------------------------
  Health Care                                              14.1%
------------------------------------------------------------------------------
  Financials                                               12.9%
------------------------------------------------------------------------------
  Energy                                                    9.1%
------------------------------------------------------------------------------
  Consumer Staples                                          3.6%
------------------------------------------------------------------------------
  Repurchase Agreements                                     1.9%
------------------------------------------------------------------------------
  Materials                                                 1.5%
------------------------------------------------------------------------------
  Total                                                   100.0%
==============================================================================

* Portfolio composition is subject to change.


21 HSBC INVESTOR FAMILY OF FUNDS

                                                               Portfolio Reviews

                                                          Portfolio Composition*
                                                                October 31, 2005
                                                                     (Unaudited)

HSBC Investor Mid-Cap Fund

  Investment Allocation                  Percentage of Investments at Value
==============================================================================
  Consumer Discretionary                                  16.4%
------------------------------------------------------------------------------
  Financials                                              16.3%
------------------------------------------------------------------------------
  Information Technology                                  15.1%
------------------------------------------------------------------------------
  Health Care                                             13.0%
------------------------------------------------------------------------------
  Energy                                                  10.9%
------------------------------------------------------------------------------
  Industrials                                             10.7%
------------------------------------------------------------------------------
  Materials                                                5.8%
------------------------------------------------------------------------------
  Consumer Staples                                         4.5%
------------------------------------------------------------------------------
  Utilities                                                4.5%
------------------------------------------------------------------------------
  Telecommunication Services                               1.8%
------------------------------------------------------------------------------
  Cash and Equivalents                                     1.0%
------------------------------------------------------------------------------
  Total                                                  100.0%
==============================================================================


HSBC International Equity Portfolio

  Investment Allocation                  Percentage of Investments at Value
==============================================================================
  Europe                                                  61.9%
------------------------------------------------------------------------------
  Japan                                                   24.7%
------------------------------------------------------------------------------
  Australia and Far East                                   7.7%
------------------------------------------------------------------------------
  Other                                                    3.0%
------------------------------------------------------------------------------
  Canada                                                   2.3%
------------------------------------------------------------------------------
  Cash and Equivalents                                     0.4%
------------------------------------------------------------------------------
  Total                                                  100.0%
==============================================================================

HSBC Investor Small Cap Equity Portfolio

  Investment Allocation                  Percentage of Investments at Value
==============================================================================
  Health Care                                             25.2%
  Information Technology                                  17.8%
  Repurchase Agreements                                   16.2%
  Industrials                                             14.6%
  Energy                                                  12.9%
  Financials                                               5.5%
  Consumer Discretionary                                   5.1%
  Transportation                                           1.4%
  Cash and Equivalents                                     1.3%
  Total                                                  100.0%
==============================================================================

* Portfolio composition is subject to change.


                                                HSBC INVESTOR FAMILY OF FUNDS 22

                       This page intentionally left blank.






23 HSBC INVESTOR FAMILY OF FUNDS

                                       HSBC INVESTOR NEW YORK TAX-FREE BOND FUND
--------------------------------------------------------------------------------
                           SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2005

---------------------------------------------------------------
 MUNICIPAL BONDS  -- 88.7%
                                         PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------   ----------
NEW YORK  -- 82.2%
Brookhaven, New York GO (FGIC Insured),
 5.50%, 10/1/12, Defeased to call,
 10/1/06 @ 102.........................    500,000      520,935
Buffalo, New York Fiscal Stability
 Authority (MBIA Insured), 5.25%,
 8/15/13...............................    500,000      548,210
Corning City, New York School District
 GO (FSA Insured), 4.00%, 6/15/08......    930,000      947,233
Corning City, New York School District
 GO (FSA Insured), 5.00%, 6/15/09......    790,000      833,118
Erie County, New York GO (FGIC
 Insured), 5.375%, 6/15/07.............    250,000      254,400
Grand Central New York District
 Management, 4.00%, 1/1/07.............    400,000      403,440
Metropolitan Transportation Authority
 of New York Revenue (FGIC Insured),
 5.25%, 7/1/17, Prerefunded 7/1/08 @
 100.5.................................  1,145,000    1,210,047
Metropolitan Transportation Authority
 of New York Revenue (FGIC Insured),
 5.50%, 11/15/19.......................  1,000,000    1,132,260
Metropolitan Transportation Authority
 of New York Revenue (FSA Insured),
 5.00%, 11/15/32, Callable 11/15/12 @
 100...................................  1,625,000    1,666,615
Metropolitan Transportation Authority
 of New York Revenue (MBIA Insured),
 5.50%, 1/1/19, Callable 7/1/12 @
 100...................................    480,000      525,562
Metropolitan Transportation Authority
 of New York Revenue, Escrowed to
 Maturity, 5.75%, 7/1/13...............    285,000      312,597
Monroe County, New York, Airport
 Authority Revenue, AMT (MBIA Insured),
 5.625%, 1/1/10........................  1,240,000    1,322,931
Monroe County, New York, Airport
 Authority Revenue, AMT (MBIA Insured),
 5.75%, 1/1/14.........................    750,000      819,855
New York City GO, 5.00%, 8/1/08........    990,000    1,033,580
New York City GO, 5.00%, 8/1/14........    200,000      212,460
New York City GO, 6.00%, 8/1/14,
 Callable 8/1/07 @ 101.................    980,000    1,030,960
New York City GO, 6.00%, 8/1/14,
 Prerefunded 8/1/07 @ 101..............     20,000       21,166
New York City Housing Development Corp.
 Revenue, AMT, 5.60%, 11/1/19..........    100,000      103,870
New York City Industrial Development
 Agency (FSA Insured), 5.00%, 11/15/19,
 Callable 5/1/13 @ 100.................  1,000,000    1,053,740
New York City Municipal Assistance
 Corp. Revenue, 6.00%, 7/1/06,
 (Defeased to Maturity)................    735,000      749,509
New York City Municipal Water Authority
 Revenue, 5.00%, 6/15/34, Callable
 6/15/13 @ 100.........................  1,250,000    1,277,737
New York City Municipal Water Finance
 Authority, 5.00%, 6/15/36, Callable
 12/15/14 @ 100........................  1,000,000    1,025,200
New York City Transitional Finance
 Authority Revenue, 5.25%, 5/1/17,
 Callable 5/1/11 @ 100.................    400,000      427,724


---------------------------------------------------------------
 MUNICIPAL BONDS, CONTINUED
                                         PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------   ----------
NEW YORK, CONTINUED
New York City Transitional Finance
 Authority Revenue, 5.25%, 2/1/29,
 Callable 2/1/11 @ 100.................  1,540,000    1,644,027
New York City Water & Sewer Systems
 (FSA Insured), 5.00%, 6/15/29,
 Callable 06/15/15 @ 100...............  1,000,000    1,037,070
New York N.Y., Series G (LOC UBS
 Financial Services, Inc.), 5.00%,
 12/1/13...............................  1,000,000    1,061,500
New York State Dormitory Authority
 Revenue, City University, 5.00%,
 7/1/06................................  1,000,000    1,011,870
New York State Dormitory Authority
 Revenue, Columbia University, 4.00%,
 7/1/06................................  1,000,000    1,007,050
New York State Dormitory Authority
 Revenue, Columbia University, 5.00%,
 7/1/29, Mandatory put 7/1/07 @ 100....  1,000,000    1,029,680
New York State Dormitory Authority
 Revenue, Cooper Union (MBIA Insured),
 6.00%, 7/1/19, Callable 7/1/09 @
 101...................................    350,000      383,943
New York State Dormitory Authority
 Revenue, Department of Health, 5.25%,
 7/1/16, Callable 7/1/14 @ 100.........    500,000      537,405
New York State Dormitory Authority
 Revenue, Master PG (FSA Insured),
 5.25%, 8/15/19, Callable 8/15/12 @
 100...................................  1,000,000    1,073,170
New York State Dormitory Authority
 Revenue, Mental Health, 6.50%,
 8/15/11...............................    225,000      255,949
New York State Dormitory Authority
 Revenue, Mental Health, 5.50%,
 8/15/17, Partially Prerefunded 2/15/07
 @ 102.................................    985,000    1,027,247
New York State Dormitory Authority
 Revenue, Mental Health, 5.50%,
 8/15/17, Prerefunded 2/15/07 @ 102....     15,000       15,733
New York State Dormitory Authority
 Revenue, New York Presbyterian
 Hospital (AMBAC Insured), 5.50%,
 8/1/10................................    750,000      809,453
New York State Dormitory Authority
 Revenue, New York University (AMBAC
 Insured), 5.50%, 7/1/18...............    500,000      563,315
New York State Dormitory Authority
 Revenue, NY State Rehabilitation
 Association (CIFG Group Insured),
 4.00%, 7/1/06.........................  1,120,000    1,126,339
New York State Dormitory Authority
 Revenue, (FSA Insured), 2.00%,
 7/1/06................................    475,000      470,274
New York State Dormitory Authority
 Revenue, (FSA Insured), 5.25%, 7/1/18,
 Callable 7/1/12 @ 101.................  1,460,000    1,572,070
New York State Dormitory Authority
 Revenue, Rockefeller University,
 5.25%, 7/1/13, Callable 7/1/08 @
 101...................................    500,000      528,595
New York State Dormitory Authority
 Revenue, School District Board
 Financing, 5.00%, 7/1/08..............    595,000      621,055
New York State Dormitory Authority
 Revenue, School District Rescue,
 5.00%, 4/1/07.........................    500,000      511,585
New York State Dormitory Authority
 Revenue, Sloan Kettering Institute
 (MBIA Insured), 5.50%, 7/1/23.........  1,300,000    1,470,833

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    24

 HSBC INVESTOR NEW YORK TAX-FREE BOND FUND
--------------------------------------------------------------------------------
 SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2005 (CONTINUED)

---------------------------------------------------------------
 MUNICIPAL BONDS, CONTINUED
                                         PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------   ----------
NEW YORK, CONTINUED
New York State Environmental
 Facilities, 5.00%, 6/15/09............  1,000,000    1,056,490
New York State Environmental Facscorp.,
 5.70%, 1/15/14, Callable 7/15/09 @
 101...................................    415,000      449,752
New York State Environmental Facscorp.,
 5.70%, 1/15/14, Prerefunded 7/15/09 @
 101...................................    570,000      622,577
New York State Environmental Facscorp.,
 5.70%, 1/15/14, Prerefunded 7/15/09 @
 101...................................     15,000       16,384
New York State Mortgage Agency Revenue,
 AMT, 5.60%, 10/1/14, Callable 9/1/07 @
 101.5.................................  1,000,000    1,032,190
New York State Municipal Bond Bank
 Revenue (LOC State Aid Withholding),
 5.50%, 12/1/12........................    850,000      932,722
New York State Thruway Authority
 Revenue, Highway & Bridge (FGIC
 Insured), 5.25%, 4/1/07...............    300,000      308,823
New York State Thruway Authority
 Revenue, Highway & Bridge (FGIC
 Insured), 5.50%, 4/1/17, Callable
 4/1/11 @ 101..........................  1,000,000    1,103,040
New York State Thruway Authority
 Revenue, Highway & Bridge (MBIA
 Insured), 5.00%, 4/1/22, Callable
 4/1/14 @ 100..........................  1,000,000    1,043,930
New York State Thruway Authority,
 Personal Income Tax Revenue, 5.50%,
 3/15/20, Callable 3/15/12 @ 100.......    500,000      550,535
New York State Thruway Authority,
 Personal Income Tax Revenue (FSA
 Insured), 5.00%, 3/15/13..............    645,000      692,530
New York State Thruway Authority,
 Personal Income Tax Revenue (MBIA
 Insured), 5.00%, 3/15/19, Callable
 3/15/13 @ 100.........................  1,400,000    1,475,460
New York State Thruway Authority,
 Personal Income Tax Revenue (MBIA
 Insured), 5.00%, 3/15/21, Callable
 3/15/13 @ 100.........................    500,000      522,965
New York State Thruway Authority,
 Service Contract Revenue, 5.50%,
 4/1/11................................  1,000,000    1,088,870
New York State Urban Development Corp.
 (LOC GO of Corp.), 5.125%, 1/1/22,
 Callable 7/1/14 @ 100.................    885,000      924,922
New York State Urban Development Corp.
 Revenue, 5.75%, 4/1/12................    500,000      552,495
New York State Urban Development Corp.
 Revenue, 5.75%, 4/1/12, Prerefunded
 4/1/07 @ 102..........................  1,000,000    1,055,860
New York State Urban Development Corp.
 Revenue, 5.125%, 1/1/25, Prerefunded
 1/1/11 @ 100..........................    175,000      187,983
New York State Urban Development Corp.
 Revenue, Series A (MBIA Insured),
 6.50%, 1/1/09.........................    500,000      545,660
Onondaga County, New York Water
 Authority Revenue (FSA Insured),
 5.00%, 9/15/14, Callable 9/15/10 @
 101...................................    300,000      321,096

---------------------------------------------------------------
 MUNICIPAL BONDS, CONTINUED
                                         PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------   ----------
NEW YORK, CONTINUED
Onondaga County, New York Water
 Authority Revenue (FSA Insured),
 5.00%, 9/15/15, Callable 9/15/10 @
 101...................................    665,000      707,600
Port Authority of New York & New Jersey
 Revenue (LOC GO of Auth), 5.00%,
 9/1/27, Callable 9/1/13 @ 100.........    795,000      821,784
Port Authority of New York & New Jersey
 Revenue, 5.375%, 3/1/28...............  1,100,000    1,223,057
Port Authority of New York & New Jersey
 Special Obligation Revenue, AMT (MBIA
 Insured), 5.75%, 12/1/22, Callable
 12/1/07 @ 102.........................    500,000      529,390
Suffolk County, New York (FSA Insured),
 5.25%, 5/1/12.........................    100,000      109,609
Suffolk County, New York (FSA Insured),
 5.25%, 5/1/15.........................    515,000      558,796
Tobacco Settlement Corp., 5.00%,
 6/1/06................................  1,000,000    1,009,950
Tobacco Settlement Corp., Series C-1,
 5.50%, 6/1/21, Callable 6/1/13 @
 100...................................  1,000,000    1,082,290
Webster, New York Central School
 District GO (FSA Insured), 5.00%,
 6/15/14...............................    500,000      538,860
Yonkers New York, Series E (MBIA
 Insured), 5.00%, 12/1/14..............    750,000      803,265
                                                     ----------
PUERTO RICO (6.5%)
Puerto Rico Commonwealth, Highway and
 Transportation (MBIA Insured), 5.00%,
 9/15/17, Callable 3/15/14 @ 100.......  1,000,000    1,066,110
Puerto Rico Electric Power Authority
 Revenue (MBIA Insured), 5.25%,
 7/1/22................................  1,000,000    1,109,620
Puerto Rico Public Buildings Authority
 Revenue, 5.25%, 7/1/33, Callable
 7/1/14 @ 100..........................    700,000      723,072
Puerto Rico Public Finance Corp.
 Revenue (MBIA Insured), 5.25%, 8/1/29,
 Callable 2/1/12 @ 100.................  1,000,000    1,076,650
Puerto Rico Publishing Finance Corp.
 Revenue (AMBAC Insured), 5.375%,
 6/1/18................................    500,000      557,990
                                                     ----------
                                                      4,533,442
                                                     ----------
TOTAL MUNICIPAL BONDS
 (COST $59,748,384)....................              61,593,639
                                                     ----------

---------------------------------------------------------------
 VARIABLE RATE DEMAND NOTES*  -- (7.2%)
NEW YORK (7.2%)
New York City Housing Development Corp.
 Multifamily Revenue, East 165th
 Street, AMT (LOC Citibank N.A.),
 2.71%, 6/1/36.........................  2,100,000    2,100,000
New York State Housing Finance Agency
 Revenue, AMT (Fleet National Bank
 Insured), 2.72%, 11/1/36..............  1,900,000    1,900,000
New York State Mortgage Agency Revenue,
 AMT (Dexia Credit Local), 2.71%,
 10/1/34...............................  1,000,000    1,000,000
                                                     ----------
                                                      5,000,000
                                                     ----------
TOTAL VARIABLE RATE DEMAND NOTES* (COST
 $5,000,000)...........................               5,000,000
                                                     ----------

25    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

                                       HSBC INVESTOR NEW YORK TAX-FREE BOND FUND
--------------------------------------------------------------------------------
               SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2005 (CONTINUED)

---------------------------------------------------------------
 INVESTMENT COMPANIES  -- 2.3%
                                          SHARES      VALUE($)
                                         ---------   ----------
Blackrock New York Tax-Free Money
 Market Fund Institutional Shares......  1,630,948    1,630,948
                                                     ----------
TOTAL INVESTMENT COMPANIES
 (COST $1,630,948).....................               1,630,948
                                                     ----------
TOTAL INVESTMENTS
 (COST $66,379,332) -- 98.2%...........              68,224,587
                                                     ----------
                                                     ----------

--------------

Percentages indicated are based on net assets of $69,461,879.

* Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented in this report represent the rates that were in effect on October 31, 2005. The maturity dates presented reflect the final maturity dates. However, each of these securities contains put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

AMBAC --    American Municipal Bond Assurance Corp.
AMT   --    Interest on security may be subject to Federal
            Alternative Minimum Tax
CIFG  --    CDC IXIS Financial Guaranty NA, Inc.
FGIC  --    Federal Guaranty Insurance Corp.
FSA   --    Financial Security Assurance
GO    --    General Obligation
LOC   --    Letter of Credit
MBIA  --    Municipal Bond Insurance Association

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    26

 HSBC INVESTOR GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
 SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2005

----------------------------------------------------------------
 COMMON STOCKS -- 106.1%
                                             SHARES    VALUE($)
                                             ------   ----------
AEROSPACE & DEFENSE  - 1.5%
United Technologies Corp...................  15,000      769,200
                                                      ----------
BIOTECHNOLOGY  - 3.0%
Amgen, Inc. (a)............................  20,600    1,560,656
                                                      ----------
CHEMICALS  - 3.4%
3M Co......................................  12,000      911,760
Ecolab, Inc................................  25,500      843,540
                                                      ----------
                                                       1,755,300
                                                      ----------
COMPUTER SOFTWARE  - 7.1%
Microsoft Corp.............................  50,000    1,285,000
NAVTEQ Corp. (a)...........................  21,700      848,904
SanDisk Corp. (a)..........................  26,500    1,560,585
                                                      ----------
                                                       3,694,489
                                                      ----------
COMPUTERS  - 2.9%
Apple Computer, Inc. (a)...................  26,500    1,526,135
                                                      ----------
CONSUMER PRODUCTS  - 6.2%
American Standard Cos., Inc................  16,500      627,660
Harley-Davidson, Inc.......................  12,000      594,360
PepsiCo, Inc...............................  16,600      980,728
The Procter & Gamble Co....................  19,000    1,063,810
                                                      ----------
                                                       3,266,558
                                                      ----------
DIVERSIFIED MANUFACTURING OPERATIONS  - 22.5%
Caterpillar, Inc...........................  41,500    2,182,485
Donaldson Co., Inc.........................  36,500    1,140,625
General Electric Co........................  25,290      857,584
Graco, Inc.................................  27,500      942,425
Illinois Tool Works, Inc...................  14,000    1,186,640
Jacobs Engineering Group, Inc. (a).........  29,500    1,880,625
Kennametal, Inc............................  23,500    1,201,085
PACCAR, Inc................................  15,600    1,092,312
W. W. Grainger, Inc........................  20,000    1,339,600
                                                      ----------
                                                      11,823,381
                                                      ----------
FINANCIAL SERVICES  - 9.4%
American Express Co........................  34,000    1,692,180
Ameriprise Financial, Inc. (a).............  18,780      698,992
J.P. Morgan Chase & Co.....................  26,000      952,120
The Chicago Mercantile Exchange Holdings,
 Inc.......................................  4,300     1,570,145
                                                      ----------
                                                       4,913,437
                                                      ----------
FORESTRY  - 2.7%
Plum Creek Timber Co., Inc.................  36,500    1,419,850
                                                      ----------
HEALTH CARE  - 5.1%
WellPoint, Inc. (a)........................  19,800    1,478,664
Zimmer Holdings, Inc. (a)..................  19,000    1,211,630
                                                      ----------
                                                       2,690,294
                                                      ----------
HOTELS & LODGING  - 3.9%
Marriott International, Inc., Class A......  20,000    1,192,400
MGM Mirage (a).............................  22,100      825,877
                                                      ----------
                                                       2,018,277
                                                      ----------
INSURANCE  - 1.9%
Progressive Corp...........................  8,400       972,804
                                                      ----------

----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                             SHARES    VALUE($)
                                             ------   ----------
INTERNET RELATED  - 2.5%
eBay, Inc. (a).............................  33,600    1,330,560
                                                      ----------
LEISURE  - 0.9%
Carnival Corp..............................  10,000      496,700
                                                      ----------
MEDIA  - 7.3%
McGraw-Hill Cos., Inc......................  43,700    2,138,678
The Walt Disney Co.........................  27,000      657,990
XM Satellite Radio Holdings Inc.,
 Class A (a)(b)............................  36,500    1,052,295
                                                      ----------
                                                       3,848,963
                                                      ----------
MEDICAL & HEALTH PRODUCTS  - 2.8%
Genentech, Inc. (a)........................  16,000    1,449,600
                                                      ----------
OIL & GAS  - 9.9%
Anadarko Petroleum Corp....................  8,000       725,680
Apache Corp................................  19,800    1,263,834
Schlumberger Ltd...........................  20,000    1,815,400
Suncor Energy, Inc. ADR....................  25,500    1,367,565
                                                      ----------
                                                       5,172,479
                                                      ----------
PHARMACEUTICALS  - 4.3%
Affymetrix, Inc. (a).......................  26,500    1,203,895
Johnson & Johnson..........................  17,000    1,064,540
                                                      ----------
                                                       2,268,435
                                                      ----------
RESTAURANTS  - 1.1%
Starbucks Corp. (a)........................  20,000      565,600
                                                      ----------
RETAIL  - 2.4%
Staples, Inc...............................  55,000    1,250,150
                                                      ----------
TELECOMMUNICATIONS  - 3.4%
QUALCOMM, Inc..............................  44,400    1,765,344
                                                      ----------
TRANSPORTATION  - 1.9%
FedEx Corp.................................  11,000    1,011,230
                                                      ----------
TOTAL COMMON STOCKS
 (COST $48,038,028)........................           55,569,442
                                                      ----------

----------------------------------------------------------------
 SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN -- 2.0%

                                         PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------   ----------
Pool of various securities for HSBC
 Family of Funds -- Note 2 -- Security
 Loans.................................  1,058,500    1,058,500
                                                     ----------
TOTAL SECURITIES HELD AS
 COLLATERAL FOR SECURITIES
 ON LOAN (COST $1,058,500).............               1,058,500
                                                     ----------
TOTAL INVESTMENTS
 (COST $49,096,528)  - 108.1%..........              56,627,942
                                                     ----------
                                                     ----------

--------------

Percentages indicated are based on net assets of $52,390,654.

(a) Represents non-income producing security.

(b) All or a portion of the security was on loan as of October 31, 2005.

ADR -- American Depositary Receipt

27    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

                                                      HSBC INVESTOR MID-CAP FUND
--------------------------------------------------------------------------------
                           SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2005

---------------------------------------------------------------
 COMMON STOCKS  -- 99.3%
                                         SHARES      VALUE($)
                                        ---------   -----------
ADVERTISING SERVICES  - 2.9%
aQuantive, Inc. (a)...................    17,000        368,050
Getty Images, Inc. (a)................     5,825        483,533
                                                    -----------
                                                        851,583
                                                    -----------
AEROSPACE & DEFENSE  - 2.7%
L-3 Communications Holdings, Inc......    10,225        795,710
                                                    -----------
BANKING  - 2.0%
Euronet Worldwide, Inc. (a) (b).......     9,675        271,868
UCBH Holdings, Inc....................    18,825        327,555
                                                    -----------
                                                        599,423
                                                    -----------
BIOTECHNOLOGY  - 2.1%
Gilead Sciences, Inc. (a).............    12,925        610,706
                                                    -----------
BUILDING MATERIALS  - 1.9%
Florida Rock Industries, Inc..........    10,037        571,105
                                                    -----------
BUSINESS SERVICES  - 3.2%
Digital River, Inc. (a) (b)...........    10,575        296,206
McDermott International, Inc. (a).....     5,400        196,182
Wright Express Corp. (a)..............    21,300        459,654
                                                    -----------
                                                        952,042
                                                    -----------
CHEMICALS  - 2.0%
Airgas, Inc...........................    11,025        311,677
Praxair, Inc..........................     5,825        287,813
                                                    -----------
                                                        599,490
                                                    -----------
COMPUTER HARDWARE  - 1.1%
Logitech International SA ADR (a).....     8,200        314,552
                                                    -----------
COMPUTER SERVICES  - 1.3%
Cognizant Technology Solutions Corp.
 (a)..................................     8,775        385,925
                                                    -----------
COMPUTER SOFTWARE  - 2.7%
Blackbaud, Inc........................    22,000        316,800
SRA International, Inc., Class A
 (a)..................................    14,150        464,403
                                                    -----------
                                                        781,203
                                                    -----------
CONSUMER PRODUCTS  - 4.7%
Chattem, Inc. (a).....................     9,800        323,400
Constellation Brands, Inc. (a)........    16,650        391,941
The Toro Co...........................    11,225        409,825
Thor Industries, Inc..................     7,300        238,199
                                                    -----------
                                                      1,363,365
                                                    -----------
CONSUMER SERVICES  - 2.2%
VCA Antech, Inc. (a)..................    24,850        641,130
                                                    -----------
ELECTRONIC COMPONENTS & SEMICONDUCTORS  - 2.4%
FormFactor, Inc. (a)..................    10,875        267,743
Microchip Technology, Inc.............     9,900        298,683
ON Semiconductor Corp. (a)............    27,100        125,744
                                                    -----------
                                                        692,170
                                                    -----------
ENVIRONMENTAL SERVICES  - 1.9%
Stericycle, Inc. (a)..................     9,550        549,698
                                                    -----------
FINANCIAL SERVICES  - 6.2%
Affiliated Managers Group, Inc. (a)
 (b)..................................     5,975        458,581
Ameritrade Holding Corp. (a)..........    21,450        451,094
Asset Acceptance Capital Corp. (a)....    17,975        476,157
The Chicago Mercantile Exchange
 Holdings, Inc........................     1,200        438,180
                                                    -----------
                                                      1,824,012
                                                    -----------
FOOD & BEVERAGE  - 2.1%
Flowers Foods, Inc....................    20,975        614,568
                                                    -----------


---------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                         SHARES      VALUE($)
                                        ---------   -----------
HEALTH CARE  - 8.8%
Coventry Health Care, Inc. (a)........    11,050        596,589
CYTYC Corp. (a).......................    18,500        468,975
Hologic, Inc. (a).....................     5,500        305,030
Laboratory Corp. of America Holdings
 (a)..................................     6,000        289,500
LifePoint Hospitals, Inc. (a).........     7,525        294,228
ResMed, Inc. (a)......................    16,050        611,986
                                                    -----------
                                                      2,566,308
                                                    -----------
INSURANCE  - 2.6%
AmerUs Group Co.......................     8,300        490,696
Universal American Financial Corp.
 (a)..................................    18,675        276,390
                                                    -----------
                                                        767,086
                                                    -----------
LEISURE  - 1.9%
Penn National Gaming, Inc. (a)........    19,075        563,666
                                                    -----------
METALS & MINING  - 1.8%
Phelps Dodge Corp.....................     4,375        527,056
                                                    -----------
OIL & GAS  - 10.9%
Chesapeake Energy Corp................    12,000        385,200
Helmerich & Payne, Inc................     8,900        493,060
National-Oilwell Varco, Inc. (a)......     9,350        584,094
Patterson-UTI Energy, Inc.............    16,050        547,787
Precision Drilling Corp. (a)..........    13,800        634,799
XTO Energy, Inc.......................    13,058        567,501
                                                    -----------
                                                      3,212,441
                                                    -----------
REAL ESTATE  - 6.4%
American Home Mortgage Investment
 Corp.................................    12,600        340,578
KKR Financial Corp....................    45,825      1,022,813
Ventas, Inc...........................    16,300        499,269
                                                    -----------
                                                      1,862,660
                                                    -----------
RESIDENTIAL BUILDING CONSTRUCTION  - 4.2%
KB Home, Inc..........................     6,400        418,240
Pulte Homes, Inc......................    11,650        440,254
Standard Pacific Corp.................     9,350        360,723
                                                    -----------
                                                      1,219,217
                                                    -----------
RETAIL  - 7.9%
Chico's FAS, Inc. (a).................     9,250        365,745
Dick's Sporting Goods, Inc. (a) (b)...    10,375        310,524
GameStop Corp., Class A (a) (b).......    12,800        454,144
Jos. A. Bank Clothiers, Inc. (a)
 (b)..................................    12,000        489,719
Sears Holdings Corp. (a) (b)..........     2,675        321,669
Tractor Supply Co. (a)................     7,650        371,025
                                                    -----------
                                                      2,312,826
                                                    -----------
TELECOMMUNICATIONS  - 4.8%
Comverse Technology, Inc. (a).........    11,900        298,690
j2 Global Communications, Inc. (a)
 (b)..................................    12,700        561,467
Nextel Partners, Inc., Class A (a)....    21,250        534,438
                                                    -----------
                                                      1,394,595
                                                    -----------
TRANSPORTATION  - 4.1%
Old Dominion Freight Line, Inc. (a)...    16,925        598,976
Oshkosh Truck Corp....................    13,800        601,128
                                                    -----------
                                                      1,200,104
                                                    -----------
UTILITIES  - 4.5%
Aqua America, Inc.....................    16,850        570,878
Equitable Resources, Inc..............    10,950        423,218
New Jersey Resources Corp.............     7,650        330,174
                                                    -----------
                                                      1,324,270
                                                    -----------
TOTAL COMMON STOCKS
 (COST $25,105,888)...................               29,096,911
                                                    -----------

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    28

 HSBC INVESTOR MID-CAP FUND
--------------------------------------------------------------------------------
 SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2005 (CONTINUED)

---------------------------------------------------------------
 INVESTMENT COMPANIES  -- 0.3%
                                         SHARES      VALUE($)
                                        ---------   -----------
HSBC Investor Money Market Fund
 Class Y Shares *.....................    82,259         82,259
                                                    -----------
TOTAL INVESTMENT COMPANIES
 (COST $82,259).......................                   82,259
                                                    -----------

---------------------------------------------------------------
 SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN  -- 10.6%

                                        PRINCIPAL
                                        AMOUNT($)    VALUE($)
                                        ---------   -----------
Pool of various securities for HSBC
 Family of Funds -- Note 2 -- Security
 Loans................................  3,114,600     3,114,600
                                                    -----------
TOTAL SECURITIES HELD AS COLLATERAL
 FOR SECURITIES ON LOAN (COST
 $3,114,600)..........................                3,114,600
                                                    -----------
TOTAL INVESTMENTS
 (COST $28,302,747)  - 110.2%.........               32,293,770
                                                    -----------
                                                    -----------

--------------

Percentages indicated are based on net assets of $29,294,434.

(a) Represents non-income producing security.

(b) All or a portion of the security was on loan as of October 31, 2005.

 * Investment in affiliate.

ADR -- American Depositary Receipt

29    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

                                                   HSBC INVESTOR FAMILY OF FUNDS
                        STATEMENTS OF ASSETS AND LIABILITIES -- OCTOBER 31, 2005

                                            LIMITED                                                  NEW YORK
                                            MATURITY         FIXED INCOME           BOND          TAX-FREE BOND
                                              FUND               FUND               FUND               FUND
                                        ---------------    ---------------    ---------------    ---------------
ASSETS:
  Investments in Portfolio                $31,252,681        $89,948,397        $24,139,877                 --
  Investments, at value (non
   affiliated) (see note 2)                        --                 --                 --        $68,224,587
  Interest and dividends receivable                --                 --                 --            873,771
  Receivable for capital shares issued            550                 --             17,908            533,917
  Receivable from Investment Adviser            4,932                 --              9,332                 --
  Prepaid expenses and other assets             1,724              4,107              1,273              2,791
                                          -----------        -----------        -----------        -----------
  TOTAL ASSETS                             31,259,887         89,952,504         24,168,390         69,635,066
                                          -----------        -----------        -----------        -----------
LIABILITIES:
  Dividends payable                            50,905            175,477             40,512             83,443
  Payable for capital shares redeemed           8,500              2,176              1,965             11,635
  Accrued expenses and other
   liabilities:
    Investment management                          --                 --                 --             14,747
    Administration                              1,601              4,874                942              5,526
    Distribution                                5,019                 --              7,296             11,786
    Shareholder servicing                       1,374                 --              5,142             11,152
    Accounting                                     --                 --                 --                 36
    Compliance service                             39                115                 29             11,456
    Transfer Agent                             12,041              5,010             10,954             12,788
    Trustee                                       106                339                 78                440
    Other                                       1,494             21,076              3,014             10,178
                                          -----------        -----------        -----------        -----------
  TOTAL LIABILITIES                            81,079            209,067             69,932            173,187
                                          -----------        -----------        -----------        -----------
NET ASSETS                                $31,178,808        $89,743,437        $24,098,458        $69,461,879
                                          -----------        -----------        -----------        -----------
                                          -----------        -----------        -----------        -----------
 .............................................................................................................
COMPOSITION OF NET ASSETS:
  Capital                                 $31,857,304        $87,216,153        $24,923,786        $67,515,893
  Accumulated net investment income
   (loss)                                      14,682          1,400,871            108,687                 --
  Accumulated net realized gains
   (losses) from investment
   transactions                              (303,754)         2,284,271           (617,445)           100,731
  Unrealized appreciation/depreciation
   from investments                          (389,424)        (1,157,858)          (316,570)         1,845,255
                                          -----------        -----------        -----------        -----------
NET ASSETS                                $31,178,808        $89,743,437        $24,098,458        $69,461,879
                                          -----------        -----------        -----------        -----------
                                          -----------        -----------        -----------        -----------
 .............................................................................................................
CLASS A (INVESTOR) SHARES
  Net Assets                              $ 1,055,175        $        --        $17,646,062        $34,441,188
  Shares Outstanding                          109,132                 --          1,712,884          3,109,089
  Net Asset Value and Redemption Price
   per share                              $      9.67        $        --        $     10.30        $     11.08
                                          -----------        -----------        -----------        -----------
                                          -----------        -----------        -----------        -----------
  Maximum sales charge                           4.75%                --               4.75%              4.75%
                                          -----------        -----------        -----------        -----------
                                          -----------        -----------        -----------        -----------
  Maximum Offering Price per share
   (Net Asset Value/(100%-maximum
   sales charge))                         $     10.15        $        --        $     10.81        $     11.63
                                          -----------        -----------        -----------        -----------
                                          -----------        -----------        -----------        -----------
 .............................................................................................................
CLASS B SHARES
  Net Assets                              $ 4,851,793        $        --        $ 6,167,740        $16,257,885
  Shares Outstanding                          500,877                 --            598,021          1,469,104
  Net Asset Value, Offering Price and
   Redemption Price per share*            $      9.69        $        --        $     10.31        $     11.07
                                          -----------        -----------        -----------        -----------
                                          -----------        -----------        -----------        -----------
 .............................................................................................................
CLASS C SHARES
  Net Assets                              $   527,381        $        --        $   284,656        $ 1,782,281
  Shares Outstanding                           54,472                 --             27,647            160,433
  Net Asset Value, Offering Price and
   Redemption Price per share*            $      9.68        $        --        $     10.30        $     11.11
                                          -----------        -----------        -----------        -----------
                                          -----------        -----------        -----------        -----------
 .............................................................................................................
CLASS Y SHARES
  Net Assets                              $24,744,459        $        --        $        --        $16,980,525
  Shares Outstanding                        2,555,734                 --                 --          1,532,666
  Net Asset Value, Offering Price and
   Redemption Price per share             $      9.68        $        --        $        --        $     11.08
                                          -----------        -----------        -----------        -----------
                                          -----------        -----------        -----------        -----------
 .............................................................................................................
ADVISOR SHARES
  Net Assets                              $        --        $89,743,437        $        --        $        --
  Shares Outstanding                               --          8,509,159                 --                 --
  Net Asset Value, Offering Price and
   Redemption Price per share             $        --        $     10.55        $        --        $        --
                                          -----------        -----------        -----------        -----------
                                          -----------        -----------        -----------        -----------
Investments, at cost                                                                               $66,379,332
                                                                                                   -----------
                                                                                                   -----------





                                            GROWTH               VALUE
                                             FUND                 FUND
                                        ---------------    ---------------
ASSETS:
  Investments in Portfolio                $36,618,445        $40,525,735
  Investments, at value (non
   affiliated) (see note 2)                        --                 --
  Interest and dividends receivable                --                 --
  Receivable for capital shares issued         39,774             10,228
  Receivable from Investment Adviser           15,145             14,885
  Prepaid expenses and other assets             2,771              2,813
                                          -----------        -----------
  TOTAL ASSETS                             36,676,135         40,553,661
                                          -----------        -----------
LIABILITIES:
  Dividends payable                                --                 --
  Payable for capital shares redeemed          16,175             10,782
  Accrued expenses and other
   liabilities:
    Investment management                          --                 --
    Administration                              1,123              1,263
    Distribution                                1,019              1,384
    Shareholder servicing                       4,892              5,394
    Accounting                                     --                 --
    Compliance service                             44                 52
    Transfer Agent                             14,753             16,237
    Trustee                                       134                158
    Other                                       3,801              4,479
                                          -----------        -----------
  TOTAL LIABILITIES                            41,941             39,749
                                          -----------        -----------
NET ASSETS                                $36,634,194        $40,513,912
                                          -----------        -----------
                                          -----------        -----------
 .......................................................................
COMPOSITION OF NET ASSETS:
  Capital                                 $31,676,033        $31,241,729
  Accumulated net investment income
   (loss)                                          --            294,913
  Accumulated net realized gains
   (losses) from investment
   transactions                               449,709          3,540,392
  Unrealized appreciation/depreciation
   from investments                         4,508,452          5,436,878
                                          -----------        -----------
NET ASSETS                                $36,634,194        $40,513,912
                                          -----------        -----------
                                          -----------        -----------
 .......................................................................
CLASS A (INVESTOR) SHARES
  Net Assets                              $21,866,491        $23,314,776
  Shares Outstanding                        1,548,824          1,540,484
  Net Asset Value and Redemption Price
   per share                              $     14.12        $     15.13
                                          -----------        -----------
                                          -----------        -----------
  Maximum sales charge                           5.00%              5.00%
                                          -----------        -----------
                                          -----------        -----------
  Maximum Offering Price per share
   (Net Asset Value/(100%-maximum
   sales charge))                         $     14.86        $     15.93
                                          -----------        -----------
                                          -----------        -----------
 .......................................................................
CLASS B SHARES
  Net Assets                              $ 1,316,753        $ 1,766,696
  Shares Outstanding                           97,053            120,993
  Net Asset Value, Offering Price and
   Redemption Price per share*            $     13.57        $     14.60
                                          -----------        -----------
                                          -----------        -----------
 .......................................................................
CLASS C SHARES
  Net Assets                              $   343,568        $   387,998
  Shares Outstanding                           25,189             26,456
  Net Asset Value, Offering Price and
   Redemption Price per share*            $     13.64        $     14.67
                                          -----------        -----------
                                          -----------        -----------
 .......................................................................
CLASS Y SHARES
  Net Assets                              $13,107,382        $15,044,442
  Shares Outstanding                          928,385            994,604
  Net Asset Value, Offering Price and
   Redemption Price per share             $     14.12        $     15.13
                                          -----------        -----------
                                          -----------        -----------
 .......................................................................
ADVISOR SHARES
  Net Assets                              $        --        $        --
  Shares Outstanding                               --                 --
  Net Asset Value, Offering Price and
   Redemption Price per share             $        --        $        --
                                          -----------        -----------
                                          -----------        -----------
Investments, at cost
                                         ------------       ------------

--------------

* Redemption Price per share varies by length of time shares are held.

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    30

HSBC INVESTOR FAMILY OF FUNDS

                              GROWTH AND          MID-CAP         INTERNATIONAL
                             INCOME FUND            FUND           EQUITY FUND
                           ---------------    ---------------    --------------
ASSETS:
  Investments in
   Portfolio                          --                 --        $192,993,079
  Investments at value
   (non affiliated) (see
   note 2)**                 $56,627,942        $32,211,511                  --
  Investment in
   affiliates at value                --             82,259                  --
  Cash                         1,765,160                 --                  --
  Interest and dividends
   receivable                     33,334              1,238                  --
  Receivable for capital
   shares issued                  47,582              1,786                  --
  Receivable for
   investments sold               95,143            302,358                  --
  Receivable from
   Investment Adviser                 --                 --                  --
  Tax reclaims receivable             --                 --             184,482
  Prepaid expenses and
   other assets                    8,007              4,534               6,830
                             -----------        -----------        ------------
  TOTAL ASSETS                58,577,168         32,603,686         193,184,391
                             -----------        -----------        ------------
LIABILITIES:
  Cash overdraft                      --                 78                  --
  Payable for investments
   purchased                          --            128,681                  --
  Payable for capital
   shares redeemed             5,054,910              1,579               1,029
  Payable for return of
   collateral received         1,058,500          3,114,600                  --
  Accrued expenses and
   other liabilities:
    Investment management         31,894             17,449                  --
    Administration                11,593              4,827               8,430
    Distribution                   2,714              4,858                  --
    Shareholder servicing          1,150              2,046                  --
    Accounting                       145                 90                  --
    Compliance service               195                 72                 243
    Custodian                         --             12,000                  --
    Transfer Agent                12,385             16,315               5,816
    Trustee                          992                240                 540
    Other                         12,036              6,417              24,210
                             -----------        -----------        ------------
  TOTAL LIABILITIES            6,186,514          3,309,252              40,268
                             -----------        -----------        ------------
NET ASSETS                   $52,390,654        $29,294,434        $193,144,123
                             -----------        -----------        ------------
                             -----------        -----------        ------------
 ..............................................................................
COMPOSITION OF NET
 ASSETS:
  Capital                    $58,593,240        $18,872,188        $155,252,639
  Accumulated net
   investment income
   (loss)                             --                 --           3,030,485
  Accumulated net
   realized gains
   (losses) from
   investment, and
   foreign currency
   transactions              (13,734,000)         6,431,223           6,442,702
  Unrealized
appreciation/depreciation
   from investments, and
   foreign currencies          7,531,414          3,991,023          28,418,297
                             -----------        -----------        ------------
NET ASSETS                   $52,390,654        $29,294,434        $193,144,123
                             -----------        -----------        ------------
                             -----------        -----------        ------------
 ..............................................................................
CLASS A (INVESTOR) SHARES
  Net Assets                 $ 1,260,114        $ 2,150,574        $         --
  Shares Outstanding             129,189            217,827                  --
  Net Asset Value and
   Redemption Price per
   share                     $      9.75        $      9.87        $         --
                             -----------        -----------        ------------
                             -----------        -----------        ------------
  Maximum sales charge              5.00%              5.00%                 --
                             -----------        -----------        ------------
                             -----------        -----------        ------------
  Maximum Offering Price
   per share (Net Asset
   Value/(100% - maximum
   sales charge))            $     10.26        $     10.39        $         --
                             -----------        -----------        ------------
                             -----------        -----------        ------------
 ..............................................................................
CLASS B SHARES
  Net Assets                 $ 4,193,592        $ 7,414,988        $         --
  Shares Outstanding             436,237            781,982                  --
  Net Asset Value,
   Offering Price and
   Redemption Price per
   share*                    $      9.61        $      9.48        $         --
                             -----------        -----------        ------------
                             -----------        -----------        ------------
 ..............................................................................
CLASS C SHARES
  Net Assets                 $    48,730        $   110,529        $         --
  Shares Outstanding               5,026             11,580                  --
  Net Asset Value,
   Offering Price and
   Redemption Price per
   share*                    $      9.70        $      9.54        $         --
                             -----------        -----------        ------------
                             -----------        -----------        ------------
 ..............................................................................
CLASS Y SHARES
  Net Assets                 $46,888,218        $        --        $         --
  Shares Outstanding           4,806,814                 --                  --
  Net Asset Value,
   Offering Price and
   Redemption Price per
   share                     $      9.75        $        --        $         --
                             -----------        -----------        ------------
                             -----------        -----------        ------------
 ..............................................................................
ADVISOR SHARES
  Net Assets                 $        --        $        --        $193,144,123
  Shares Outstanding                  --                 --          11,014,439
  Net Asset Value,
   Offering Price and
   Redemption Price per
   share                     $        --        $        --        $      17.54
                             -----------        -----------        ------------
                             -----------        -----------        ------------
 ..............................................................................
TRUST SHARES
  Net Assets                 $        --        $19,618,343        $         --
  Shares Outstanding                  --          1,965,695                  --
  Net Asset Value,
   Offering Price and
   Redemption Price per
   share                     $        --        $      9.98        $         --
                             -----------        -----------        ------------
                             -----------        -----------        ------------
Investments, at cost         $49,096,528        $28,302,747
                             -----------        -----------
                             -----------        -----------





                            OVERSEAS       SMALL CAP          OPPORTUNITY
                           EQUITY FUND     EQUITY FUND           FUND
                           -----------   --------------     ---------------
ASSETS:
  Investments in
   Portfolio               $23,227,577     $177,586,048       $27,730,388
  Investments at value
   (non affiliated) (see
   note 2)**                     --                  --                --
  Investment in
   affiliates at value           --                  --                --
  Cash                           --                  --                --
  Interest and dividends
   receivable                    --                  --                --
  Receivable for capital
   shares issued             10,755                  --             8,869
  Receivable for
   investments sold              --                  --                --
  Receivable from
   Investment Adviser            --                  --            10,874
  Tax reclaims receivable    32,220                  --                --
  Prepaid expenses and
   other assets               4,432               6,091             2,386
                           -----------     ------------       -----------
  TOTAL ASSETS             23,274,984       177,592,139        27,752,517
                           -----------     ------------       -----------
LIABILITIES:
  Cash overdraft                 --                  --                --
  Payable for investments
   purchased                     --                  --                --
  Payable for capital
   shares redeemed            5,206                 427             3,734
  Payable for return of
   collateral received           --                  --                --
  Accrued expenses and
   other liabilities:
    Investment management        --                  --                --
    Administration              866               8,566             1,103
    Distribution              1,934                  --             2,273
    Shareholder servicing     4,993                  --             5,992
    Accounting                   --                  --                --
    Compliance service           30                 236                36
    Custodian                    --                  --                --
    Transfer Agent           11,298               6,455            15,119
    Trustee                      72                 690                91
    Other                     2,846              57,087             3,506
                           -----------     ------------       -----------
  TOTAL LIABILITIES          27,245              73,461            31,854
                           -----------     ------------       -----------
NET ASSETS                 $23,247,739     $177,518,678       $27,720,663
                           -----------     ------------       -----------
                           -----------     ------------       -----------
 ........................................................................
COMPOSITION OF NET
 ASSETS:
  Capital                  $17,560,946     $143,019,015       $23,730,916
  Accumulated net
   investment income
   (loss)                   247,876                  --                --
  Accumulated net
   realized gains
   (losses) from
   investment, and
   foreign currency
   transactions            1,692,382          4,938,140           767,173
  Unrealized
appreciation/depreciation
   from investments, and
   foreign currencies      3,746,535         29,561,523         3,222,574
                           -----------     ------------       -----------
NET ASSETS                 $23,247,739     $177,518,678       $27,720,663
                           -----------     ------------       -----------
                           -----------     ------------       -----------
 ........................................................................
CLASS A (INVESTOR) SHARES
  Net Assets               $20,680,473     $         --       $22,875,290
  Shares Outstanding       1,326,158                 --         1,846,098
  Net Asset Value and
   Redemption Price per
   share                   $  15.59        $         --       $     12.39
                           -----------     ------------       -----------
                           -----------     ------------       -----------
  Maximum sales charge         5.00%                 --              5.00%
                           -----------     ------------       -----------
                           -----------     ------------       -----------
  Maximum Offering Price
   per share (Net Asset
   Value/(100% - maximum
   sales charge))          $  16.41        $         --       $     13.04
                           -----------     ------------       -----------
                           -----------     ------------       -----------
 ........................................................................
CLASS B SHARES
  Net Assets               $2,403,372      $         --       $ 4,538,926
  Shares Outstanding        160,709                  --           391,172
  Net Asset Value,
   Offering Price and
   Redemption Price per
   share*                  $  14.95        $         --       $     11.60
                           -----------     ------------       -----------
                           -----------     ------------       -----------
 ........................................................................
CLASS C SHARES
  Net Assets               $163,894        $         --       $   306,447
  Shares Outstanding         10,758                  --            26,172
  Net Asset Value,
   Offering Price and
   Redemption Price per
   share*                  $  15.23        $         --       $     11.71
                           -----------     ------------       -----------
                           -----------     ------------       -----------
 ........................................................................
CLASS Y SHARES
  Net Assets               $     --        $         --       $        --
  Shares Outstanding             --                  --                --
  Net Asset Value,
   Offering Price and
   Redemption Price per
   share                   $     --        $         --       $        --
                           -----------     ------------       -----------
                           -----------     ------------       -----------
 ........................................................................
ADVISOR SHARES
  Net Assets               $     --        $177,518,678       $        --
  Shares Outstanding             --          11,882,221                --
  Net Asset Value,
   Offering Price and
   Redemption Price per
   share                   $     --        $      14.94       $        --
                           -----------     ------------       -----------
                           -----------     ------------       -----------
 ........................................................................
TRUST SHARES
  Net Assets               $     --        $         --       $        --
  Shares Outstanding             --                  --                --
  Net Asset Value,
   Offering Price and
   Redemption Price per
   share                   $     --        $         --       $        --
                           -----------     ------------       -----------
                           -----------     ------------       -----------
Investments, at cost

--------------

 * Redemption Price per share varies by length of time shares are held.

** The Growth and Income Fund and Mid-Cap Fund include securities on loan of $1,052,295, $3,086,215, respectively.

31    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

                                                   HSBC INVESTOR FAMILY OF FUNDS

                 STATEMENTS OF OPERATIONS -- FOR THE YEAR ENDED OCTOBER 31, 2005

                                                                                    NEW YORK
                                 LIMITED        FIXED INCOME         BOND           TAX-FREE
                              MATURITY FUND         FUND             FUND          BOND FUND       GROWTH FUND       VALUE FUND
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                     $        --      $        --      $        --      $ 2,736,016      $        --      $        --
  Dividends                             --               --               --           34,406               --               --
  Investment income from
   Portfolio                     1,555,985        4,958,515        1,183,535               --          569,534          890,346
  Other income (see note 6)             --               --               --              382               --               --
  Foreign tax withholding
   from Portfolio                       --               --               --               --           (2,395)          (2,389)
  Expenses from Portfolio
   (see note 6)                   (177,682)        (440,524)        (106,352)              --         (254,443)        (314,756)
                               -----------      -----------      -----------      -----------      -----------      -----------
  TOTAL INVESTMENT INCOME        1,378,303        4,517,991        1,077,183        2,770,804          312,696          573,201
                               -----------      -----------      -----------      -----------      -----------      -----------
 ..............................................................................................................................
EXPENSES:
  Investment management                 --               --               --          177,804               --               --
  Administration -- HSBC
   (see note 3)                      4,102           12,440            3,090           17,487            4,787            5,565
  Administration -- BISYS
   (see note 3)                      9,237           27,264            6,391           35,757           10,377           12,948
  Distribution:
    Class B Shares                  42,693               --           49,820          125,835           10,293           14,572
    Class C Shares                   4,503               --            2,822           15,445            2,437            3,197
  Shareholder servicing:
    Class A (Investor)
      Shares                         3,142               --           45,795           84,934           51,592           59,152
    Class B Shares                  14,231               --           16,607           41,945            3,431            4,857
    Class C Shares                   1,501               --              941            5,148              812            1,066
  Accounting                        27,001            9,000           27,000           64,508           35,999           35,999
  Compliance service                   497            1,487              351           13,248              563              689
  Custodian                             --               --               --           24,658               --               --
  Registration                       4,616           10,923            5,247            4,005            8,569            8,681
  Printing                           9,734            4,688           10,065           21,424           21,251           23,195
  Transfer agent                    63,062           27,730           65,490           74,638           97,160           98,934
  Trustee                            1,089            3,110              731            4,057            1,162            1,416
  Other                              5,591           12,938            3,916           20,082            6,236            7,532
                               -----------      -----------      -----------      -----------      -----------      -----------
    Total expenses before
      fee reductions               190,999          109,580          238,266          730,975          254,669          277,803
    Fees reduced by
      Investment Adviser
      (see notes 3 and 6)          (29,668)              --          (77,641)          (8,379)         (74,292)         (64,019)
    Fees reduced by
      Administrator -- BISYS
      (see note 3)                    (678)          (2,097)            (489)          (2,708)            (797)            (985)
                               -----------      -----------      -----------      -----------      -----------      -----------
    NET EXPENSES                   160,653          107,483          160,136          719,888          179,580          212,799
                               -----------      -----------      -----------      -----------      -----------      -----------
 ..............................................................................................................................
NET INVESTMENT INCOME            1,217,650        4,410,508          917,047        2,050,916          133,116          360,402
                               -----------      -----------      -----------      -----------      -----------      -----------
 ..............................................................................................................................
NET REALIZED/UNREALIZED
 GAINS (LOSSES) FROM
 INVESTMENTS: (a)
Net realized gains (losses)
 from investment
 transactions                     (164,652)       5,419,977          357,536          100,731        1,569,705        3,260,840
Change in unrealized
 appreciation/depreciation
 from investments                 (909,347)      (7,924,615)      (1,010,611)      (1,531,859)       3,355,369        3,423,080
                               -----------      -----------      -----------      -----------      -----------      -----------
 ..............................................................................................................................
Net realized/unrealized
 gains from investment
 transactions                   (1,073,999)      (2,504,638)        (653,075)      (1,431,128)       4,925,074        6,683,920
                               -----------      -----------      -----------      -----------      -----------      -----------
CHANGE IN NET ASSETS
 RESULTING FROM OPERATIONS     $   143,651      $ 1,905,870      $   263,972      $   619,788      $ 5,058,190      $ 7,044,322
                               -----------      -----------      -----------      -----------      -----------      -----------
                               -----------      -----------      -----------      -----------      -----------      -----------

--------------

(a) With the exception of New York Tax-Free Bond Fund, represents amounts allocated from the respective Master Portfolios.

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    32

HSBC INVESTOR FAMILY OF FUNDS

                                             GROWTH AND                          INTERNATIONAL         OVERSEAS
                                               INCOME            MID-CAP             EQUITY             EQUITY
                                                FUND               FUND               FUND               FUND
                                          ---------------    ---------------    ---------------    ---------------
INVESTMENT INCOME:
  Interest                                  $        --        $     2,358        $        --         $       --
  Dividends                                   3,261,113            550,799                 --                 --
  Dividends from affiliated investments          41,989             14,258                 --                 --
  Income from securities lending                  1,742              3,816                 --                 --
  Investment income from Portfolio                   --                 --          5,414,808            726,432
  Other income (see note 6)                       2,059             12,798                 --                 --
  Tax reclaims                                       --                 --            269,189             17,197
  Foreign tax withholding from Portfolio             --                 --           (597,404)           (80,286)
  Expenses from Portfolio (see note 6)               --                 --         (1,451,346)          (193,401)
                                            -----------        -----------        -----------         ----------
  TOTAL INVESTMENT INCOME (LOSS)              3,306,903            584,029          3,635,247            469,942
                                            -----------        -----------        -----------         ----------
 ...............................................................................................................
EXPENSES:
  Investment management                         949,771            508,508                 --                 --
  Administration -- HSBC (see note 3)            26,621              8,152             24,130              2,987
  Administration -- BISYS (see note 3)           97,865             54,178             40,837              5,647
  Distribution:
    Class B Shares                               30,607             56,256                 --             17,303
    Class C Shares                                  341                792                 --              1,151
  Shareholder servicing:
    Class A (Investor) Shares                     3,415              5,134                 --             51,472
    Class B Shares                               10,202             18,760                 --              5,768
    Class C Shares                                  114                264                 --                383
  Accounting                                     54,852             53,510              8,851             27,000
  Compliance service                              4,693              2,323              2,177                319
  Custodian                                      54,005             44,009                 --                 --
  Interest                                       18,237             21,017                 --                 --
  Registration                                   21,624              1,703              4,018              7,217
  Printing                                       64,869             55,671              5,433             11,130
  Transfer agent                                 76,181             92,716             33,128             74,015
  Trustee                                        11,110              6,122              4,456                615
  Other                                          46,421             25,623             21,595              3,554
                                            -----------        -----------        -----------         ----------
    Total expenses before fee reductions      1,470,928            954,738            144,625            208,561
    Fees reduced by Investment Adviser
      (see notes 3 and 6)                       (81,688)          (109,916)                --                 --
    Fees reduced by Administrator --
      BISYS (see note 3)                         (6,860)            (2,756)            (3,142)              (429)
                                            -----------        -----------        -----------         ----------
    NET EXPENSES                              1,382,380            842,066            141,483            208,132
                                            -----------        -----------        -----------         ----------
 ...............................................................................................................
NET INVESTMENT INCOME (LOSS)                  1,924,523           (258,037)         3,493,764            261,810
                                            -----------        -----------        -----------         ----------
 ...............................................................................................................
NET REALIZED/UNREALIZED GAINS (LOSSES)
 FROM INVESTMENTS AND FOREIGN
 CURRENCIES: (a)
Net realized gains (losses) from
 investments and foreign currency
 transactions (b)                            42,217,628         30,598,634         12,653,084          1,709,313
Change in unrealized
 appreciation/depreciation from
 investments and foreign currencies         (22,761,234)       (13,661,163)        14,319,665          1,850,263
                                            -----------        -----------        -----------         ----------
 ...............................................................................................................
Net realized/unrealized gains from
 investments and foreign currency
 transactions                                19,456,394         16,937,471         26,972,749          3,559,576
                                            -----------        -----------        -----------         ----------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                                 $21,380,917        $16,679,434        $30,466,513         $3,821,386
                                            -----------        -----------        -----------         ----------
                                            -----------        -----------        -----------         ----------

                                            SMALL CAP
                                              EQUITY            OPPORTUNITY
                                               FUND                 FUND
                                          ---------------    ---------------
INVESTMENT INCOME:
  Interest                                  $        --         $       --
  Dividends                                          --                 --
  Dividends from affiliated investments              --                 --
  Income from securities lending                     --                 --
  Investment income from Portfolio              903,176            111,386
  Other income (see note 6)                          --                 --
  Tax reclaims                                       --                 --
  Foreign tax withholding from Portfolio             --                 --
  Expenses from Portfolio (see note 6)       (1,929,205)          (239,150)
                                            -----------         ----------
  TOTAL INVESTMENT INCOME (LOSS)             (1,026,029)          (127,764)
                                            -----------         ----------
 .........................................................................
EXPENSES:
  Investment management                              --                 --
  Administration -- HSBC (see note 3)            25,095              3,638
  Administration -- BISYS (see note 3)           59,324              6,779
  Distribution:
    Class B Shares                                   --             35,395
    Class C Shares                                   --              2,246
  Shareholder servicing:
    Class A (Investor) Shares                        --             56,974
    Class B Shares                                   --             11,798
    Class C Shares                                   --                749
  Accounting                                      9,000             27,000
  Compliance service                              3,242                387
  Custodian                                          --                 --
  Interest                                           --                 --
  Registration                                    8,580              6,432
  Printing                                        6,821             16,202
  Transfer agent                                 35,681             95,948
  Trustee                                         7,121                799
  Other                                          30,711              4,201
                                            -----------         ----------
    Total expenses before fee reductions        185,575            268,548
    Fees reduced by Investment Adviser
      (see notes 3 and 6)                            --            (48,974)
    Fees reduced by Administrator --
      BISYS (see note 3)                         (4,135)              (510)
                                            -----------         ----------
    NET EXPENSES                                181,440            219,064
                                            -----------         ----------
 .........................................................................
NET INVESTMENT INCOME (LOSS)                 (1,207,469)          (346,828)
                                            -----------         ----------
 .........................................................................
NET REALIZED/UNREALIZED GAINS (LOSSES)
 FROM INVESTMENTS AND FOREIGN
 CURRENCIES: (a)
Net realized gains (losses) from
 investments and foreign currency
 transactions (b)                            47,977,577          4,141,172
Change in unrealized
 appreciation/depreciation from
 investments and foreign currencies         (11,295,639)          (361,730)
                                            -----------         ----------
 .........................................................................
Net realized/unrealized gains from
 investments and foreign currency
 transactions                                36,681,938          3,779,442
                                            -----------         ----------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                                 $35,474,469         $3,432,614
                                            -----------         ----------
                                            -----------         ----------

--------------

(a) With the exception of Growth and Income Fund and Mid-Cap Fund, represents amounts allocated from the respective Master Portfolios.

(b) Mid-Cap Fund includes $357,646 related to the reimbursement of losses from the disposal of the investment in certain investment companies. (see note 6)

33    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

                                                   HSBC INVESTOR FAMILY OF FUNDS

                                             STATEMENTS OF CHANGES IN NET ASSETS

                                                LIMITED MATURITY FUND                             FIXED INCOME FUND
---------------------------------------------------------------------------------------------------------------------------------
                                           FOR THE                FOR THE                  FOR THE                FOR THE
                                          YEAR ENDED             YEAR ENDED               YEAR ENDED             YEAR ENDED
                                       OCTOBER 31, 2005       OCTOBER 31, 2004         OCTOBER 31, 2005       OCTOBER 31, 2004
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income (loss)           $ 1,217,650            $ 1,249,682              $  4,410,508           $  4,468,204
  Net realized gains (losses) from
    investment transactions                 (164,652)               331,944                 5,419,977              1,275,025
  Change in unrealized
    appreciation/depreciation from
    investments                             (909,347)                32,330                (7,924,615)               (86,587)
                                         -----------            -----------              ------------           ------------
CHANGE IN NET ASSETS RESULTING
 FROM OPERATIONS                             143,651              1,613,956                 1,905,870              5,656,642
                                         -----------            -----------              ------------           ------------
.............................................................................................................................
DIVIDENDS:
NET INVESTMENT INCOME:
  Class A (Investor) Shares                  (46,585)               (79,559)                       --                     --
  Class B Shares                            (167,671)              (161,712)                       --                     --
  Class C Shares                             (17,702)               (37,490)                       --                     --
  Class Y Shares                          (1,107,840)            (1,086,077)                       --                     --
  Advisor Shares                                  --                     --                (4,620,609)            (4,500,718)
NET REALIZED GAINS:
  Class A (Investor) Shares                   (8,294)              (135,028)                       --                     --
  Class B Shares                             (34,076)              (282,131)                       --                     --
  Class C Shares                              (3,623)              (105,514)                       --                     --
  Class Y Shares                            (168,256)            (1,415,704)                       --                     --
                                         -----------            -----------              ------------           ------------
CHANGE IN NET ASSETS FROM
 SHAREHOLDER DIVIDENDS                    (1,554,047)            (3,303,215)               (4,620,609)            (4,500,718)
                                         -----------            -----------              ------------           ------------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                             (7,184,938)            (2,200,141)              (17,060,133)            (2,606,046)
                                         -----------            -----------              ------------           ------------
CHANGE IN NET ASSETS                      (8,595,334)            (3,889,400)              (19,774,872)            (1,450,122)
..............................................................................................................................
NET ASSETS:
  Beginning of period                     39,774,142             43,663,542               109,518,309            110,968,431
                                         -----------            -----------              ------------           ------------
  End of period                          $31,178,808            $39,774,142              $ 89,743,437           $109,518,309
                                         ===========            ===========              ============           ============
  Accumulated net investment
    income (loss)                        $    14,682            $    (2,273)             $  1,400,871           $     61,426
                                         ===========            ===========              ============           ============

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    34

HSBC INVESTOR FAMILY OF FUNDS

                                                LIMITED MATURITY FUND                             FIXED INCOME FUND
---------------------------------------------------------------------------------------------------------------------------------
                                           FOR THE                FOR THE                  FOR THE                FOR THE
                                          YEAR ENDED             YEAR ENDED               YEAR ENDED             YEAR ENDED
                                       OCTOBER 31, 2005       OCTOBER 31, 2004         OCTOBER 31, 2005       OCTOBER 31, 2004
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Proceeds from shares issued            $    34,242            $    420,136             $         --           $        --
  Dividends reinvested                        50,200                 200,881                       --                    --
  Cost of shares redeemed                   (535,335)             (2,229,725)                      --                    --
                                         -----------            ------------             ------------           -----------
Class A (Investor) Shares capital
 transactions                               (450,893)             (1,608,708)                      --                    --
                                         -----------            ------------             ------------           -----------
.............................................................................................................................
CLASS B SHARES:
  Proceeds from shares issued                321,814                 893,262                       --                    --
  Dividends reinvested                       167,106                 397,930                       --                    --
  Cost of shares redeemed                 (1,732,661)             (1,163,686)                      --                    --
                                         -----------            ------------             ------------           -----------
Class B Shares capital
 transactions                             (1,243,741)                127,506                       --                    --
                                         -----------            ------------             ------------           -----------
.............................................................................................................................
CLASS C SHARES:
  Proceeds from shares issued                 73,800                  83,393                       --                    --
  Dividends reinvested                        20,896                 141,149                       --                    --
  Cost of shares redeemed                   (222,961)             (1,990,271)                      --                    --
                                         -----------            ------------             ------------           -----------
Class C Shares capital
 transactions                               (128,265)             (1,765,729)                      --                    --
                                         -----------            ------------             ------------           -----------
.............................................................................................................................
CLASS Y SHARES:
  Proceeds from shares issued              3,589,138               9,931,279                       --                    --
  Dividends reinvested                       949,314               1,913,383                       --                    --
  Cost of shares redeemed                 (9,900,491)            (10,797,872)                      --                    --
                                         -----------            ------------             ------------           -----------
Class Y Shares capital
 transactions                             (5,362,039)              1,046,790                       --                    --
                                         -----------            ------------             ------------           -----------
.............................................................................................................................
ADVISOR SHARES:
  Proceeds from shares issued                     --                      --               19,120,519            26,239,405
  Dividends reinvested                            --                      --                2,839,680             2,670,922
  Cost of shares redeemed                         --                      --              (39,020,332)          (31,516,373)
                                         -----------            ------------             ------------           -----------
Advisor Shares capital
 transactions                                     --                      --              (17,060,133)           (2,606,046)
                                         -----------            ------------             ------------           -----------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                            $(7,184,938)           $ (2,200,141)            $(17,060,133)          $(2,606,046)
                                         ===========           =============             ============           ===========
.............................................................................................................................
SHARE TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Issued                                       3,469                  41,873                       --                    --
  Reinvested                                   5,075                  19,911                       --                    --
  Redeemed                                   (54,165)               (223,097)                      --                    --
                                         -----------            ------------             ------------           -----------
Change in Class A (Investor)
 Shares                                      (45,621)               (161,313)                      --                    --
                                         -----------            ------------             ------------           -----------
.............................................................................................................................
CLASS B SHARES:
  Issued                                      32,423                  88,212                       --                    --
  Reinvested                                  16,867                  39,414                       --                    --
  Redeemed                                  (175,199)               (115,235)                      --                    --
                                         -----------            ------------             ------------           -----------
Change in Class B Shares                    (125,909)                 12,391                       --                    --
                                         -----------            ------------             ------------           -----------
.............................................................................................................................
CLASS C SHARES:
  Issued                                       7,375                   8,294                       --                    --
  Reinvested                                   2,111                  13,973                       --                    --
  Redeemed                                   (22,459)               (197,361)                      --                    --
                                         -----------            ------------             ------------           -----------
Change in Class C Shares                     (12,973)               (175,094)                      --                    --
                                         -----------            ------------             ------------           -----------
.............................................................................................................................
CLASS Y SHARES:
  Issued                                     362,553                 984,517                       --                    --
  Reinvested                                  95,902                 189,646                       --                    --
  Redeemed                                (1,000,441)             (1,068,607)                      --                    --
                                         -----------            ------------             ------------           -----------
Change in Class Y Shares                    (541,986)                105,556                       --                    --
                                         -----------            ------------             ------------           -----------
.............................................................................................................................
ADVISOR SHARES:
  Issued                                          --                      --                1,776,405             2,434,997
  Reinvested                                      --                      --                  264,105               247,974
  Redeemed                                        --                      --               (3,627,137)           (2,927,030)
                                         -----------            ------------             ------------           -----------
Change in Advisor Shares                          --                      --               (1,586,627)             (244,059)
                                         -----------            ------------             ------------           -----------

35    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

                                                   HSBC INVESTOR FAMILY OF FUNDS

                                                      BOND FUND                              NEW YORK TAX-FREE BOND FUND
---------------------------------------------------------------------------------------------------------------------------------
                                           FOR THE                FOR THE                  FOR THE                FOR THE
                                          YEAR ENDED             YEAR ENDED               YEAR ENDED             YEAR ENDED
                                       OCTOBER 31, 2005       OCTOBER 31, 2004         OCTOBER 31, 2005       OCTOBER 31, 2004
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income (loss)           $   917,047            $   869,048              $ 2,050,916            $ 1,993,744
  Net realized gains (losses) from
    investment transactions                  357,536               (157,901)                 100,731                113,912
  Change in unrealized
    appreciation/depreciation from
    investments                           (1,010,611)               377,523               (1,531,859)               817,257
                                         -----------            -----------              -----------            -----------
CHANGE IN NET ASSETS RESULTING
 FROM OPERATIONS                             263,972              1,088,670                  619,788              2,924,913
                                         -----------            -----------              -----------            -----------
............................................................................................................................
DIVIDENDS:
NET INVESTMENT INCOME:
  Class A (Investor) Shares                 (736,448)              (638,457)              (1,025,066)              (868,263)
  Class B Shares                            (217,164)              (223,750)                (381,218)              (419,400)
  Class C Shares                             (12,298)               (13,252)                 (46,591)               (61,105)
  Class Y Shares                                  --                     --                 (598,043)              (646,490)
NET REALIZED GAINS:
  Class A (Investor) Shares                       --                     --                  (52,912)              (120,953)
  Class B Shares                                  --                     --                  (26,947)               (92,061)
  Class C Shares                                  --                     --                   (3,247)               (15,865)
  Class Y (Adviser) Shares                        --                     --                  (30,806)               (96,127)
                                         -----------            -----------              -----------            -----------
CHANGE IN NET ASSETS FROM
 SHAREHOLDER DIVIDENDS                      (965,910)              (875,459)              (2,164,830)            (2,320,264)
                                         -----------            -----------              -----------            -----------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                158,293              2,250,029               (1,586,390)             7,769,011
                                         -----------            -----------              -----------            -----------
CHANGE IN NET ASSETS                        (543,645)             2,463,240               (3,131,432)             8,373,660
............................................................................................................................
NET ASSETS:
  Beginning of period                     24,642,103             22,178,863               72,593,311             64,219,651
                                         -----------            -----------              -----------            -----------
  End of period                          $24,098,458            $24,642,103              $69,461,879            $72,593,311
                                         ===========            ===========              ===========            ===========
  Accumulated net investment
    income (loss)                        $   108,687            $    11,787              $        --            $         3
                                         ===========            ===========              ===========            ===========

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    36

HSBC INVESTOR FAMILY OF FUNDS

                                                                                                    NEW YORK TAX-FREE
                                                            BOND FUND                                   BOND FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                FOR THE              FOR THE                FOR THE              FOR THE
                                              YEAR ENDED           YEAR ENDED             YEAR ENDED            YEAR ENDED
                                            OCTOBER 31, 2005     OCTOBER 31, 2004       OCTOBER 31, 2005     OCTOBER 31, 2004
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Proceeds from shares issued                   $ 5,377,389          $11,120,582            $11,178,427          $ 19,778,905
  Dividends reinvested                              686,992              592,247                997,193               907,234
  Cost of shares redeemed                        (5,153,657)          (8,748,191)            (9,874,970)          (10,395,878)
                                                -----------          -----------            -----------          ------------
Class A (Investor) Shares capital
 transactions                                       910,724            2,964,638              2,300,650            10,290,261
                                                -----------          -----------            -----------          ------------
..............................................................................................................................
CLASS B SHARES:
  Proceeds from shares issued                       276,141              899,953              1,160,530             2,134,581
  Dividends reinvested                              182,474              191,588                300,525               389,604
  Cost of shares redeemed                        (1,128,034)          (1,572,057)            (2,294,196)           (3,543,472)
                                                -----------          -----------            -----------          ------------
Class B Shares capital transactions                (669,419)            (480,516)              (833,141)           (1,019,287)
                                                -----------          -----------            -----------          ------------
..............................................................................................................................
CLASS C SHARES:
  Proceeds from shares issued                        41,252                9,167                168,099               276,101
  Dividends reinvested                               12,108               12,757                 31,499                54,385
  Cost of shares redeemed                          (136,372)            (256,017)              (712,746)           (1,262,303)
                                                -----------          -----------            -----------          ------------
Class C Shares capital transactions                 (83,012)            (234,093)              (513,148)             (931,817)
                                                -----------          -----------            -----------          ------------
..............................................................................................................................
CLASS Y SHARES:
  Proceeds from shares issued                            --                   --              3,878,812             3,969,688
  Dividends reinvested                                   --                   --                 88,333               188,028
  Cost of shares redeemed                                --                   --             (6,507,896)           (4,727,862)
                                                -----------          -----------            -----------          ------------
Class Y Shares capital transactions                      --                   --             (2,540,751)             (570,146)
                                                -----------          -----------            -----------          ------------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                   $   158,293          $ 2,250,029            $(1,586,390)         $  7,769,011
                                                ===========          ===========            ===========          ============
..............................................................................................................................
SHARE TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Issued                                            510,841            1,055,569                994,246             1,759,416
  Reinvested                                         65,729               56,325                 88,791                80,838
  Redeemed                                         (491,249)            (833,673)              (879,250)             (926,189)
                                                -----------          -----------            -----------          ------------
Change in Class A (Investor) Shares                  85,321              278,221                203,787               914,065
                                                -----------          -----------            -----------          ------------
..............................................................................................................................
CLASS B SHARES:
  Issued                                             26,263               85,059                103,036               189,522
  Reinvested                                         17,068               18,245                 26,746                34,705
  Redeemed                                         (107,440)            (149,766)              (204,345)             (318,736)
                                                -----------          -----------            -----------          ------------
Change in Class B Shares                            (64,109)             (46,462)               (74,563)              (94,509)
                                                -----------          -----------            -----------          ------------
...............................................................................................................................
CLASS C SHARES:
  Issued                                              3,914                  868                 14,856                24,608
  Reinvested                                          1,153                1,213                  2,794                 4,817
  Redeemed                                          (13,005)             (24,313)               (63,317)             (112,449)
                                                -----------          -----------            -----------          ------------
Change in Class C Shares                             (7,938)             (22,232)               (45,667)              (83,024)
                                                -----------          -----------            -----------          ------------
..............................................................................................................................
CLASS Y SHARES:
  Issued                                                 --                   --                345,617               353,878
  Reinvested                                             --                   --                  7,844                16,713
  Redeemed                                               --                   --               (579,080)             (421,929)
                                                -----------          -----------            -----------          ------------
Change in Class Y Shares                                 --                   --               (225,619)              (51,338)
                                                -----------          -----------            -----------          ------------

37    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

                                                   HSBC INVESTOR FAMILY OF FUNDS

                                                           GROWTH FUND                                 VALUE FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                FOR THE              FOR THE                FOR THE              FOR THE
                                              YEAR ENDED          PERIOD ENDED             YEAR ENDED         PERIOD ENDED
                                            OCTOBER 31, 2005     OCTOBER 31, 2004 (a)   OCTOBER 31, 2005     OCTOBER 31, 2004 (a)
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income (loss)                  $   133,116          $   (57,920)           $    360,402         $   202,593
  Net realized gains (losses) from
    investment transactions                       1,569,705           (1,428,444)              3,260,840             434,463
  Change in unrealized
    appreciation/depreciation from
    investments                                   3,355,369            1,153,083               3,423,080           2,013,798
                                                -----------          -----------            ------------         -----------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                                       5,058,190             (333,281)              7,044,322           2,650,854
                                                -----------          -----------            ------------         -----------
.............................................................................................................................
DIVIDENDS:
NET INVESTMENT INCOME:
  Class A (Investor) Shares                         (71,973)                  --                (125,206)            (68,463)
  Class B Shares                                         --                   --                      --              (1,749)
  Class C Shares                                         --                   --                    (294)               (444)
  Class Y Shares                                   (120,143)                  --                (201,076)           (105,185)
NET REALIZED GAINS:
  Class A (Investor) Shares                              --                   --                (208,943)                 --
  Class B Shares                                         --                   --                 (18,614)                 --
  Class C Shares                                         --                   --                  (3,904)                 --
  Class Y (Adviser) Shares                               --                   --                (241,526)                 --
                                                -----------          -----------            ------------         -----------
CHANGE IN NET ASSETS FROM SHAREHOLDER
 DIVIDENDS                                         (192,116)                  --                (799,563)           (175,841)
                                                -----------          -----------            ------------         -----------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                    (6,429,843)          38,531,244             (14,599,343)         46,393,483
                                                -----------          -----------            ------------         -----------
CHANGE IN NET ASSETS                             (1,563,769)          38,197,963              (8,354,584)         48,868,496
.............................................................................................................................
NET ASSETS:
  Beginning of period                            38,197,963                   --              48,868,496                  --
                                                -----------          -----------            ------------         -----------
  End of period                                 $36,634,194          $38,197,963            $ 40,513,912         $48,868,496
                                                ===========          ===========            ============         ===========
  Accumulated net investment income (loss)      $        --          $        --            $    294,913         $    30,849
                                                ===========          ===========            ============         ===========

--------------

(a) The Growth Fund and Value Fund commenced operations on May 7, 2004.

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    38

HSBC INVESTOR FAMILY OF FUNDS

                                                     GROWTH FUND                                     VALUE FUND
---------------------------------------------------------------------------------------------------------------------------------
                                         FOR THE                FOR THE                  FOR THE                FOR THE
                                       YEAR ENDED            PERIOD ENDED              YEAR ENDED            PERIOD ENDED
                                    OCTOBER 31, 2005       OCTOBER 31, 2004 (a)     OCTOBER 31, 2005       OCTOBER 31, 2004 (a)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Proceeds from shares issued            $  7,190,005           $19,786,406              $  6,244,508           $23,212,388
  Dividends reinvested                         71,637                    --                   332,959                67,173
  Cost of shares redeemed                  (5,124,260)           (2,253,596)               (6,994,075)           (3,411,150)
                                         ------------           -----------              ------------           -----------
Class A (Investor) Shares capital
 transactions                               2,137,382            17,532,810                  (416,608)           19,868,411
                                         ------------           -----------              ------------           -----------
............................................................................................................................
CLASS B SHARES:
  Proceeds from shares issued                 179,753             1,516,870                   221,506             1,963,686
  Dividends reinvested                             --                    --                    18,074                 1,711
  Cost of shares redeemed                    (421,388)              (93,968)                 (645,696)             (124,729)
                                         ------------           -----------              ------------           -----------
Class B Shares capital transactions          (241,635)            1,422,902                  (406,116)            1,840,668
                                         ------------           -----------              ------------           -----------
............................................................................................................................
CLASS C SHARES:
  Proceeds from shares issued                   1,916               329,711                     1,918               402,773
  Dividends reinvested                             --                    --                     4,190                   440
  Cost of shares redeemed                      (4,610)              (17,780)                  (66,676)              (23,948)
                                         ------------           -----------              ------------           -----------
Class C Shares capital transactions            (2,694)              311,931                   (60,568)              379,265
                                         ------------           -----------              ------------           -----------
............................................................................................................................
CLASS Y SHARES:
  Proceeds from shares issued               3,674,487            20,852,452                 3,422,732            26,452,278
  Dividends reinvested                         95,917                    --                   388,870                81,165
  Cost of shares redeemed                 (12,093,300)           (1,588,851)              (17,527,653)           (2,228,304)
                                         ------------           -----------              ------------           -----------
Class Y Shares capital transactions        (8,322,896)           19,263,601               (13,716,051)           24,305,139
                                         ------------           -----------              ------------           -----------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                            $ (6,429,843)          $38,531,244              $(14,599,343)          $46,393,483
                                         ============           ===========              ============           ===========
............................................................................................................................
SHARE TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Issued                                      543,733             1,564,821                   432,340             1,818,480
  Reinvested                                    5,380                    --                    23,041                 5,025
  Redeemed                                   (385,043)             (180,067)                 (479,115)             (259,287)
                                         ------------           -----------              ------------           -----------
Change in Class A (Investor) Shares           164,070             1,384,754                   (23,734)            1,564,218
                                         ------------           -----------              ------------           -----------
............................................................................................................................
CLASS B SHARES:
  Issued                                       13,881               123,574                    15,903               159,465
  Reinvested                                       --                    --                     1,182                   133
  Redeemed                                    (32,632)               (7,770)                  (45,745)               (9,945)
                                         ------------           -----------              ------------           -----------
Change in Class B Shares                      (18,751)              115,804                   (28,660)              149,653
                                         ------------           -----------              ------------           -----------
............................................................................................................................
CLASS C SHARES:
  Issued                                          169                26,836                       131                32,464
  Reinvested                                       --                    --                       299                    34
  Redeemed                                       (357)               (1,459)                   (4,608)               (1,864)
                                         ------------           -----------              ------------           -----------
Change in Class C Shares                         (188)               25,377                    (4,178)               30,634
                                         ------------           -----------              ------------           -----------
............................................................................................................................
CLASS Y SHARES:
  Issued                                      278,002             1,651,120                   237,945             2,077,872
  Reinvested                                    7,226                    --                    26,943                 6,073
  Redeemed                                   (880,050)             (127,913)               (1,184,279)             (169,950)
                                         ------------           -----------              ------------           -----------
Change in Class Y Shares                     (594,822)            1,523,207                  (919,391)            1,913,995
                                         ------------           -----------              ------------           -----------

--------------
(a)  The Growth Fund and Value Fund commenced operations on May 7, 2004.

39    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

                                                   HSBC INVESTOR FAMILY OF FUNDS

                                                     GROWTH AND INCOME FUND                           MID-CAP FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                FOR THE              FOR THE                FOR THE              FOR THE
                                               YEAR ENDED           YEAR ENDED             YEAR ENDED           YEAR ENDED
                                            OCTOBER 31, 2005     OCTOBER 31, 2004       OCTOBER 31, 2005     OCTOBER 31, 2004
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income (loss)                 $   1,924,523         $  1,573,190          $    (258,037)        $   (448,035)
  Net realized gains (losses) from
    investment transactions                       42,217,628            9,000,926             30,598,634           21,489,500
  Change in unrealized
    appreciation/depreciation from
    investments                                  (22,761,234)             (23,421)           (13,661,163)         (11,346,234)
                                               -------------         ------------          -------------         ------------
..............................................................................................................................
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                                       21,380,917           10,550,695             16,679,434            9,695,231
                                               -------------         ------------          -------------         ------------
..............................................................................................................................
DIVIDENDS:
NET INVESTMENT INCOME:
  Class A (Investor) Shares                          (13,734)             (12,296)                    --                   --
  Class B Shares                                     (14,001)                (876)                    --                   --
  Class C Shares (a)                                    (192)                 (24)                    --                   --
  Class Y Shares                                  (2,477,542)          (1,535,871)                    --                   --
                                               -------------         ------------          -------------         ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER
 DIVIDENDS                                        (2,505,469)          (1,549,067)                    --                   --
                                               -------------         ------------          -------------         ------------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                   (168,065,613)         (14,941,610)          (113,747,380)         (51,555,708)
                                               -------------         ------------          -------------         ------------
CHANGE IN NET ASSETS                            (149,190,165)          (5,939,982)           (97,067,946)         (41,860,477)
...............................................................................................................................
NET ASSETS:
  Beginning of period                            201,580,819          207,520,801            126,362,380          168,222,857
                                               -------------         ------------          -------------         ------------
  End of period                                $  52,390,654         $201,580,819          $  29,294,434         $126,362,380
                                               =============         ============          =============         ============
  Accumulated net investment income (loss)     $          --         $    566,583          $          --         $         --
                                               =============         ============          =============         ============

--------------

(a)  Growth and Income Fund Class C commenced operations on November 3, 2003.

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    40

HSBC INVESTOR FAMILY OF FUNDS

                                                     GROWTH AND INCOME FUND                           MID-CAP FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                  FOR THE              FOR THE                FOR THE              FOR THE
                                                 YEAR ENDED           YEAR ENDED             YEAR ENDED           YEAR ENDED
                                              OCTOBER 31, 2005     OCTOBER 31, 2004       OCTOBER 31, 2005     OCTOBER 31, 2004
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Proceeds from shares issued                  $     137,722         $  1,500,035          $     364,447         $    863,793
  Dividends reinvested                                13,438               12,137                     --                   --
  Cost of shares redeemed                           (534,595)          (1,915,097)              (405,751)            (614,831)
                                               -------------         ------------          -------------         ------------
Class A (Investor) Shares capital
 transactions                                       (383,435)            (402,925)               (41,304)             248,962
                                               -------------         ------------          -------------         ------------
..............................................................................................................................
CLASS B SHARES:
  Proceeds from shares issued                        527,760            1,837,750                496,846            1,257,527
  Dividends reinvested                                13,755                  869                     --                   --
  Cost of shares redeemed                           (592,341)            (320,783)            (1,227,997)            (548,619)
                                               -------------         ------------          -------------         ------------
Class B Shares capital transactions                  (50,826)           1,517,836               (731,151)             708,908
                                               -------------         ------------          -------------         ------------
..............................................................................................................................
CLASS C SHARES: (a)
  Proceeds from shares issued                          2,599               45,962                  1,800               38,477
  Dividends reinvested                                   183                   --                     --                   --
  Cost of shares redeemed                                (20)              (5,303)                   (25)              (4,165)
                                               -------------         ------------          -------------         ------------
Class C Shares capital transactions                    2,762               40,659                  1,775               34,312
                                               -------------         ------------          -------------         ------------
...............................................................................................................................
CLASS Y SHARES:
  Proceeds from shares issued                      8,479,032           12,306,056                     --                   --
  Dividends reinvested                               622,998              348,375                     --                   --
  Cost of shares redeemed                       (131,458,444)         (28,751,611)                    --                   --
  Redemption In-Kind                             (45,277,700)                  --                     --                   --
                                               -------------         ------------          -------------         ------------
Class Y Shares capital transactions             (167,634,114)         (16,097,180)                    --                   --
                                               -------------         ------------          -------------         ------------
...............................................................................................................................
TRUST SHARES:
  Proceeds from shares issued                             --                   --              5,350,460           11,848,793
  Cost of shares redeemed                                 --                   --            (69,769,880)         (64,396,683)
  Redemption In-Kind                                      --                   --            (48,557,280)                  --
                                               -------------         ------------          -------------         ------------
Trust Shares capital transactions                         --                   --           (112,976,700)         (52,547,890)
                                               -------------         ------------          -------------         ------------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                  $(168,065,613)        $(14,941,610)         $(113,747,380)        $(51,555,708)
                                               =============         ============          =============         ============
...............................................................................................................................
SHARE TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Issued                                              14,916              170,577                 38,102              103,921
  Reinvested                                           1,443                1,389                     --                   --
  Redeemed                                           (58,381)            (218,685)               (42,829)             (74,968)
                                               -------------         ------------          -------------         ------------
Change in Class A (Investor) Shares                  (42,022)             (46,719)                (4,727)              28,953
                                               -------------         ------------          -------------         ------------
...............................................................................................................................
CLASS B SHARES:
  Issued                                              57,646              209,864                 55,019              155,872
  Reinvested                                           1,492                  101                     --                   --
  Redeemed                                           (64,860)             (37,302)              (134,933)             (69,124)
                                               -------------         ------------          -------------         ------------
Change in Class B Shares                              (5,722)             172,663                (79,914)              86,748
                                               -------------         ------------          -------------         ------------
...............................................................................................................................
CLASS C SHARES: (a)
  Issued                                                 287                5,315                    201                4,931
  Reinvested                                              20                   --                     --                   --
  Redeemed                                                (2)                (595)                    (3)                (506)
                                               -------------         ------------          -------------         ------------
Change in Class C Shares                                 305                4,720                    198                4,425
                                               -------------         ------------          -------------         ------------
...............................................................................................................................
CLASS Y SHARES:
  Issued                                             917,280            1,406,257                     --                   --
  Reinvested                                          66,974               39,834                     --                   --
  Redeemed                                       (13,877,205)          (3,307,085)                    --                   --
  Redemption In-Kind                              (4,672,621)                  --                     --                   --
                                               -------------         ------------          -------------         ------------
Change in Class Y Shares                         (17,565,572)          (1,860,994)                    --                   --
                                               -------------         ------------          -------------         ------------
...............................................................................................................................
TRUST SHARES:
  Issued                                                  --                   --                561,225            1,427,284
  Redeemed                                                --                   --             (7,160,908)          (7,710,357)
  Redemption In-Kind                                      --                   --             (5,215,605)                  --
                                               -------------         ------------          -------------         ------------
Change in Trust Shares                                    --                   --            (11,815,288)          (6,283,073)
                                               -------------         ------------          -------------         ------------

--------------

(a) Growth and Income Fund Class C Shares commenced operations on November 3, 2003.

41    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

                                                   HSBC INVESTOR FAMILY OF FUNDS

                                                    INTERNATIONAL EQUITY FUND                     OVERSEAS EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                FOR THE              FOR THE                FOR THE              FOR THE
                                               YEAR ENDED           YEAR ENDED             YEAR ENDED           YEAR ENDED
                                            OCTOBER 31, 2005     OCTOBER 31, 2004       OCTOBER 31, 2005     OCTOBER 31, 2004
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income (loss)                  $  3,493,764         $  1,840,313           $    261,810         $    118,843
  Net realized gains (losses) from
    investment and foreign currency
    transactions                                  12,653,084           19,965,089              1,709,313            2,009,405
  Change in unrealized
    appreciation/depreciation from
    investments and foreign currencies            14,319,665            2,586,405              1,850,263              693,652
                                                ------------         ------------           ------------         ------------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                                       30,466,513           24,391,807              3,821,386            2,821,900
                                                ------------         ------------           ------------         ------------
...............................................................................................................................
DIVIDENDS:
NET INVESTMENT INCOME:
  Class A (Investor) Shares                               --                   --                (86,962)             (75,763)
  Advisor Shares                                  (2,396,450)          (3,737,768)                    --                   --
NET REALIZED GAINS FROM INVESTMENT AND
 FOREIGN
 CURRENCY TRANSACTIONS:
  Class A (Investor) Shares                               --                   --             (1,064,452)                  --
  Class B Shares                                          --                   --               (122,864)                  --
  Class C Shares                                          --                   --                 (7,702)                  --
                                                ------------         ------------           ------------         ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER
 DIVIDENDS                                        (2,396,450)          (3,737,768)            (1,281,980)             (75,763)
                                                ------------         ------------           ------------         ------------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                     16,757,285            4,005,057                789,114            5,879,349
                                                ------------         ------------           ------------         ------------
CHANGE IN NET ASSETS                              44,827,348           24,659,096              3,328,520            8,625,486
...............................................................................................................................
NET ASSETS:
  Beginning of period                            148,316,775          123,657,679             19,919,219           11,293,733
                                                ------------         ------------           ------------         ------------
  End of period                                 $193,144,123         $148,316,775           $ 23,247,739         $ 19,919,219
                                                ============         ============           ============         ============
  Accumulated net investment income (loss)      $  3,030,485         $  2,066,521           $    247,876         $     86,769
                                                ============         ============           ============         ============

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    42

HSBC INVESTOR FAMILY OF FUNDS

                                                    INTERNATIONAL EQUITY FUND                     OVERSEAS EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                FOR THE              FOR THE                FOR THE              FOR THE
                                               YEAR ENDED           YEAR ENDED            YEAR ENDED           YEAR ENDED
                                            OCTOBER 31, 2005     OCTOBER 31, 2004       OCTOBER 31, 2005     OCTOBER 31, 2004
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Proceeds from shares issued                   $         --         $         --           $ 5,532,757          $10,468,157
  Dividends reinvested                                    --                   --             1,138,107               74,544
  Cost of shares redeemed                                 --                   --            (5,992,575)          (5,380,471)
                                                ------------         ------------           -----------          -----------
Class A (Investor) Shares capital
 transactions                                             --                   --               678,289            5,162,230
                                                ------------         ------------           -----------          -----------
.................................................................................................................................
CLASS B SHARES:
  Proceeds from shares issued                             --                   --               342,387              836,302
  Dividends reinvested                                    --                   --               119,012                   --
  Cost of shares redeemed                                 --                   --              (360,874)            (111,311)
                                                ------------         ------------           -----------          -----------
Class B Shares capital transactions                       --                   --               100,525              724,991
                                                ------------         ------------           -----------          -----------
.................................................................................................................................
CLASS C SHARES:
  Proceeds from shares issued                             --                   --                11,807               24,526
  Dividends reinvested                                    --                   --                 7,641                   --
  Cost of shares redeemed                                 --                   --                (9,148)             (32,398)
                                                ------------         ------------           -----------          -----------
Class C Shares capital transactions                       --                   --                10,300               (7,872)
                                                ------------         ------------           -----------          -----------
.................................................................................................................................
ADVISOR SHARES:
  Proceeds from shares issued                     58,275,702           26,978,110                    --                   --
  Dividends reinvested                             1,241,344            1,968,545                    --                   --
  Cost of shares redeemed                        (42,759,761)         (24,941,598)                   --                   --
                                                ------------         ------------           -----------          -----------
Advisor Shares capital transactions               16,757,285            4,005,057                    --                   --
                                                ------------         ------------           -----------          -----------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                   $ 16,757,285         $  4,005,057           $   789,114          $ 5,879,349
                                                ============         ============           ===========          ===========
.................................................................................................................................
SHARE TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Issued                                                  --                   --               375,295              816,578
  Reinvested                                              --                   --                79,895                5,847
  Redeemed                                                --                   --              (400,918)            (411,221)
                                                ------------         ------------           -----------          -----------
Change in Class A (Investor) Shares                       --                   --                54,272              411,204
                                                ------------         ------------           -----------          -----------
.................................................................................................................................
CLASS B SHARES:
  Issued                                                  --                   --                24,056               67,626
  Reinvested                                              --                   --                 8,435                   --
  Redeemed                                                --                   --               (25,222)              (9,063)
                                                ------------         ------------           -----------          -----------
Change in Class B Shares                                  --                   --                 7,269               58,563
                                                ------------         ------------           -----------          -----------
.................................................................................................................................
CLASS C SHARES:
  Issued                                                  --                   --                   831                1,956
  Reinvested                                              --                   --                   544                   --
  Redeemed                                                --                   --                  (609)              (2,475)
                                                ------------         ------------           -----------          -----------
Change in Class C Shares                                  --                   --                   766                 (519)
                                                ------------         ------------           -----------          -----------
.................................................................................................................................
ADVISOR SHARES:
  Issued                                           3,503,991            1,962,577                    --                   --
  Reinvested                                          77,827              151,249                    --                   --
  Redeemed                                        (2,539,074)          (1,835,748)                   --                   --
                                                ------------         ------------           -----------          -----------
Change in Advisor Shares                           1,042,744              278,078                    --                   --
                                                ------------         ------------           -----------          -----------

43    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

                                                   HSBC INVESTOR FAMILY OF FUNDS

                                                      SMALL CAP EQUITY FUND                         OPPORTUNITY FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                FOR THE              FOR THE                FOR THE              FOR THE
                                               YEAR ENDED           YEAR ENDED            YEAR ENDED           YEAR ENDED
                                            OCTOBER 31, 2005     OCTOBER 31, 2004       OCTOBER 31, 2005     OCTOBER 31, 2004
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income (loss)                 $  (1,207,469)        $ (1,757,367)          $  (346,828)         $  (350,135)
  Net realized gains (losses) from
    investment transactions                       47,977,577           30,929,551             4,141,172            1,634,222
  Change in unrealized
    appreciation/depreciation from
    investments                                  (11,295,639)         (11,885,640)             (361,730)            (121,946)
                                               -------------         ------------           -----------          -----------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                                       35,474,469           17,286,544             3,432,614            1,162,141
                                               -------------         ------------           -----------          -----------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                   (137,624,740)         (63,689,406)           (1,568,177)           3,652,913
                                               -------------         ------------           -----------          -----------
CHANGE IN NET ASSETS                            (102,150,271)         (46,402,862)            1,864,437            4,815,054
..............................................................................................................................
NET ASSETS:
  Beginning of period                            279,668,949          326,071,811            25,856,226           21,041,172
                                               -------------         ------------           -----------          -----------
  End of period                                $ 177,518,678         $279,668,949           $27,720,663          $25,856,226
                                               -------------         ------------           -----------          -----------
  Accumulated net investment income (loss)     $          --         $         --           $        --          $        --
                                               =============         =============          ===========          ===========

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    44

HSBC INVESTOR FAMILY OF FUNDS

                                                      SMALL CAP EQUITY FUND                         OPPORTUNITY FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                FOR THE              FOR THE                FOR THE              FOR THE
                                               YEAR ENDED           YEAR ENDED            YEAR ENDED           YEAR ENDED
                                              OCTOBER 31,          OCTOBER 31,            OCTOBER 31,          OCTOBER 31,
                                                  2005                 2004                  2005                 2004
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Proceeds from shares issued                  $          --        $          --           $ 4,837,326          $11,062,186
  Cost of shares redeemed                                 --                   --            (5,698,960)          (7,827,796)
                                               -------------        -------------           -----------          -----------
Class A (Investor) Shares capital
 transactions                                             --                   --              (861,634)           3,234,390
                                               -------------        -------------           -----------          -----------
..................................................................................................................................
CLASS B SHARES:
  Proceeds from shares issued                             --                   --               244,211            1,037,036
  Cost of shares redeemed                                 --                   --              (877,468)            (548,444)
                                               -------------        -------------           -----------          -----------
Class B Shares capital transactions                       --                   --              (633,257)             488,592
                                               -------------        -------------           -----------          -----------
..................................................................................................................................
CLASS C SHARES:
  Proceeds from shares issued                             --                   --                16,069               46,142
  Cost of shares redeemed                                 --                   --               (89,355)            (116,211)
                                               -------------        -------------           -----------          -----------
Class C Shares capital transactions                       --                   --               (73,286)             (70,069)
                                               -------------        -------------           -----------          -----------
..................................................................................................................................
ADVISOR SHARES:
  Proceeds from shares issued                     14,466,184           49,388,314                    --                   --
  Cost of shares redeemed                        (90,280,738)        (113,077,720)                   --                   --
  Redemption In-Kind                             (61,810,186)                  --                    --                   --
                                               -------------        -------------           -----------          -----------
Advisor Shares capital transactions             (137,624,740)         (63,689,406)                   --                   --
                                               -------------        -------------           -----------          -----------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                  $(137,624,740)       $ (63,689,406)          $(1,568,177)         $ 3,652,913
                                               =============        =============           ===========          ===========
..................................................................................................................................
SHARE TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Issued                                                  --                   --               411,566            1,041,089
  Redeemed                                                --                   --              (481,625)            (736,333)
                                               -------------        -------------           -----------          -----------
Change in Class A (Investor) Shares                       --                   --               (70,059)             304,756
                                               -------------        -------------           -----------          -----------
..................................................................................................................................
CLASS B SHARES:
  Issued                                                  --                   --                22,382              102,168
  Redeemed                                                --                   --               (79,084)             (55,286)
                                               -------------        -------------           -----------          -----------
Change in Class B Shares                                  --                   --               (56,702)              46,882
                                               -------------        -------------           -----------          -----------
..................................................................................................................................
CLASS C SHARES:
  Issued                                                  --                   --                 1,413                4,725
  Redeemed                                                --                   --                (8,351)             (11,371)
                                               -------------        -------------           -----------          -----------
Change in Class C Shares                                  --                   --                (6,938)              (6,646)
                                               -------------        -------------           -----------          -----------
..................................................................................................................................
ADVISOR SHARES:
  Issued                                           1,031,358            3,907,178                    --                   --
  Redeemed                                        (6,178,289)          (8,901,381)                   --                   --
  Redemption In-Kind                              (4,362,046)                  --                    --                   --
                                               -------------        -------------           -----------          -----------
Change in Advisor Shares                          (9,508,977)          (4,994,203)                   --                   --
                                               -------------        -------------           -----------          -----------

45    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

          HSBC INVESTOR FUNDS -- LIMITED MATURITY FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS

          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (a)

                                                      INVESTMENT ACTIVITIES                            DIVIDENDS
                                            ------------------------------------------   -------------------------------------

                                                         NET REALIZED AND                                 NET
                                NET ASSET                UNREALIZED GAINS     TOTAL                     REALIZED
                                 VALUE,        NET        (LOSSES) FROM        FROM         NET        GAINS FROM
                                BEGINNING   INVESTMENT      INVESTMENT      INVESTMENT   INVESTMENT    INVESTMENT      TOTAL
                                OF PERIOD     INCOME       TRANSACTIONS     ACTIVITIES     INCOME     TRANSACTIONS   DIVIDENDS
------------------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31,
 2001 (f)                        $10.04        0.33            0.54            0.87        (0.33)           --         (0.33)
Year ended October 31, 2002       10.58        0.44           (0.10)           0.34        (0.44)        (0.05)        (0.49)
Year ended October 31, 2003       10.43        0.33            0.08            0.41        (0.37)           --         (0.37)
Year ended October 31, 2004       10.47        0.32*           0.06            0.38        (0.33)        (0.46)        (0.79)
Year ended October 31, 2005       10.06        0.33           (0.29)           0.04        (0.37)        (0.06)        (0.43)
------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31,
 2001 (h)                        $10.07        0.25            0.52            0.77        (0.25)           --         (0.25)
Year ended October 31, 2002       10.59        0.36           (0.09)           0.27        (0.36)        (0.05)        (0.41)
Year ended October 31, 2003       10.45        0.25            0.08            0.33        (0.29)           --         (0.29)
Year ended October 31, 2004       10.49        0.23            0.08            0.31        (0.26)        (0.46)        (0.72)
Year ended October 31, 2005       10.08        0.25           (0.29)          (0.04)       (0.29)        (0.06)        (0.35)
------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31,
 2001 (i)                        $10.07        0.26            0.51            0.77        (0.26)           --         (0.26)
Year ended October 31, 2002       10.58        0.36           (0.09)           0.27        (0.36)        (0.05)        (0.41)
Year ended October 31, 2003       10.44        0.25            0.09            0.34        (0.29)           --         (0.29)
Year ended October 31, 2004       10.49        0.22*           0.08            0.30        (0.26)        (0.46)        (0.72)
Year ended October 31, 2005       10.07        0.25           (0.29)          (0.04)       (0.29)        (0.06)        (0.35)
------------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Period ended October 31,
 2001 (j)                        $10.00        0.37            0.59            0.96        (0.37)           --         (0.37)
Year ended October 31, 2002       10.59        0.46           (0.09)           0.37        (0.46)        (0.05)        (0.51)
Year ended October 31, 2003       10.45        0.33            0.10            0.43        (0.40)           --         (0.40)
Year ended October 31, 2004       10.48        0.33            0.09            0.42        (0.36)        (0.46)        (0.82)
Year ended October 31, 2005       10.08        0.35           (0.30)           0.05        (0.39)        (0.06)        (0.45)
------------------------------------------------------------------------------------------------------------------------------

                                                                                    RATIOS/SUPPLEMENTARY DATA
                                                          -------------------------------------------------------------------------
                                                                                       RATIO OF
                                                                         RATIO OF         NET
                                                        NET ASSETS AT    EXPENSES     INVESTMENT          RATIO OF
                             NET ASSET                     END OF       TO AVERAGE     INCOME TO        EXPENSES TO
                             VALUE, END     TOTAL          PERIOD           NET       AVERAGE NET         AVERAGE         PORTFOLIO
                             OF PERIOD    RETURN(b)        (000'S)       ASSETS(c)     ASSETS(c)      NET ASSETS(c)(d)   TURNOVER(e)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31,
 2001 (f)                        $10.58       8.78 %        $   977         1.10%         4.27%              1.49%          102.01%
Year ended October 31, 2002       10.43       3.34 %          1,608         0.96%         4.14%              0.96%           44.04%
Year ended October 31, 2003       10.47       3.97 %          3,309         1.01%         2.99%              1.01%           98.42%
Year ended October 31, 2004       10.06       3.90 %          1,558         1.10%         3.01%              1.21%           50.06%
Year ended October 31, 2005        9.67       0.31 %(g)       1,055         1.01%(g)      3.37%(g)           1.10%(g)       107.26%
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31,
 2001 (h)                        $10.59       8.02 %        $   896         1.85%         3.52%              7.59%          102.01%
Year ended October 31, 2002       10.45       2.65 %          4,178         1.70%         3.30%              1.70%           44.04%
Year ended October 31, 2003       10.49       3.19 %          6,443         1.73%         2.30%              1.73%           98.42%
Year ended October 31, 2004       10.08       3.11 %          6,321         1.85%         2.28%              1.96%           50.06%
Year ended October 31, 2005        9.69      (0.44)%(g)       4,852         1.76%(g)      2.60%(g)           1.85%(g)       107.26%
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31,
 2001 (i)                        $10.58       7.80 %        $   161         1.85%         3.60%             17.61%          102.01%
Year ended October 31, 2002       10.44       2.65 %          1,759         1.70%         3.26%              1.70%           44.04%
Year ended October 31, 2003       10.49       3.29 %          2,544         1.73%         2.31%              1.73%           98.42%
Year ended October 31, 2004       10.07       3.03 %            679         1.85%         2.25%              1.96%           50.06%
Year ended October 31, 2005        9.68      (0.44)%(g)         527         1.77%(g)      2.60%(g)           1.86%(g)       107.26%
------------------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Period ended October 31,
 2001 (j)                        $10.59       9.78 %        $67,315         0.85%         4.59%              0.85%          102.01%
Year ended October 31, 2002       10.45       3.69 %         94,886         0.71%         4.42%              0.71%           44.04%
Year ended October 31, 2003       10.48       4.12 %         31,368         0.69%         3.62%              0.69%           98.42%
Year ended October 31, 2004       10.08       4.25 %         31,217         0.85%         3.28%              0.96%           50.06%
Year ended October 31, 2005        9.68       0.45 %(g)      24,744         0.76%(g)      3.60%(g)           0.85%(g)       107.26%
------------------------------------------------------------------------------------------------------------------------------------

 *   Calculated based on average shares outstanding.
(a) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor Limited Maturity Portfolio.
(b) Not annualized for periods less than one year. Total Return calculations do not include any sales or redemption charges.
(c)  Annualized for periods less than one year.
(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.
(f)  Class A (Investor) Shares commenced operations on February 7, 2001.
(g) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return were 0.09%, 0.09%, 0.09% and 0.08% for Class A Shares, Class B Shares, Class C Shares and Class Y Shares, respectively.
(h)  Class B Shares commenced operations on February 15, 2001.
(i)  Class C Shares commenced operations on February 13, 2001.
(j)  Class Y Shares commenced operations on January 23, 2001.

See notes to financial statements.

                                             HSBC INVESTOR FAMILY OF FUNDS    46

          HSBC ADVISOR FUNDS TRUST -- FIXED INCOME FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS

          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (a)

                                                         INVESTMENT ACTIVITIES                    DIVIDENDS
                                               ------------------------------------------   ----------------------
                                                            NET REALIZED AND
                                                            UNREALIZED GAINS
                                 NET ASSET                   (LOSSES) FROM
                                   VALUE,         NET        INVESTMENT AND    TOTAL FROM      NET
                                BEGINNING OF   INVESTMENT       FUTURES        INVESTMENT   INVESTMENT     TOTAL
                                   PERIOD        INCOME       TRANSACTIONS     ACTIVITIES     INCOME     DIVIDENDS
------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Year ended October 31, 2001        $ 9.99         0.67            0.80            1.47        (0.65)       (0.65)
Year ended October 31, 2002         10.81         0.55           (0.14)           0.41        (0.59)       (0.59)
Year ended October 31, 2003         10.63         0.41            0.19            0.60        (0.50)       (0.50)
Year ended October 31, 2004         10.73         0.45            0.12            0.57        (0.45)       (0.45)
Year ended October 31, 2005         10.85         0.44           (0.27)           0.17        (0.47)       (0.47)
------------------------------------------------------------------------------------------------------------------

                                                                                 RATIOS/SUPPLEMENTARY DATA
                                                      -------------------------------------------------------------------------

                                                                                       RATIO OF NET
                                                        NET ASSETS     RATIO OF       INVESTMENT      RATIO OF
                             NET ASSET                  AT END OF     EXPENSES TO      INCOME TO    EXPENSES TO
                             VALUE, END     TOTAL         PERIOD        AVERAGE         AVERAGE        AVERAGE NE    PORTFOLIO
                             OF PERIOD    RETURN(b)      (000'S)     NET ASSETS(c)   NET ASSETS(c)     ASSETS(c)(d) TURNOVER(e)
-------------------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Year ended October 31, 2001     $10.81     15.11%        $150,580        0.63%           6.45%             0.63%    341.26%
Year ended October 31, 2002      10.63      3.94%         284,841        0.56%           5.06%             0.56%     77.82%
Year ended October 31, 2003      10.73      5.71%         110,968        0.56%           4.30%             0.56%     70.91%
Year ended October 31, 2004      10.85      5.46%         109,518        0.64%           4.20%             0.64%     34.88%
Year ended October 31, 2005      10.55      1.55%(f        89,743        0.52%(f)        4.15%(f)          0.52%    176.60%
-------------------------------------------------------------------------------------------------------------------------------

 (a) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor Fixed Income Portfolio.
 (b) Not Annualized for periods less than one year. Total Return calculations do not include any sales or redemption charges.
 (c) Annualized for periods less than one year.
 (d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
 (e) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.
 (f) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return were 0.11% for the Advisor Shares.

See notes to financial statements.

47    HSBC INVESTOR FAMILY OF FUNDS

          HSBC INVESTOR FUNDS -- BOND FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS

          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (a)

                                                    INVESTMENT ACTIVITIES                    DIVIDENDS
                                          ------------------------------------------   ----------------------
                                                       NET REALIZED AND
                                                       UNREALIZED GAINS
                            NET ASSET                   (LOSSES) FROM
                              VALUE,         NET        INVESTMENT AND    TOTAL FROM      NET
                           BEGINNING OF   INVESTMENT       FUTURES        INVESTMENT   INVESTMENT     TOTAL
                              PERIOD        INCOME       TRANSACTIONS     ACTIVITIES     INCOME     DIVIDENDS
-------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 2001   $ 9.76         0.60            0.77            1.37        (0.58)       (0.58)
Year ended October 31, 2002    10.55         0.49           (0.14)           0.35        (0.52)       (0.52)
Year ended October 31, 2003    10.38         0.40            0.13            0.53        (0.43)       (0.43)
Year ended October 31, 2004    10.48         0.40            0.12            0.52        (0.40)       (0.40)
Year ended October 31, 2005    10.60         0.39           (0.27)           0.12        (0.42)       (0.42)
-------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 2001   $ 9.77         0.52            0.76            1.28        (0.50)       (0.50)
Year ended October 31, 2002    10.55         0.41           (0.13)           0.28        (0.44)       (0.44)
Year ended October 31, 2003    10.39         0.32            0.13            0.45        (0.35)       (0.35)
Year ended October 31, 2004    10.49         0.32            0.11            0.43        (0.32)       (0.32)
Year ended October 31, 2005    10.60         0.32           (0.27)           0.05        (0.34)       (0.34)
-------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended October 31, 2001   $ 9.76         0.51            0.77            1.28        (0.50)       (0.50)
Year ended October 31, 2002    10.54         0.41           (0.13)           0.28        (0.44)       (0.44)
Year ended October 31, 2003    10.38         0.32            0.13            0.45        (0.35)       (0.35)
Year ended October 31, 2004    10.48         0.32            0.11            0.43        (0.32)       (0.32)
Year ended October 31, 2005    10.59         0.32           (0.27)           0.05        (0.34)       (0.34)
-------------------------------------------------------------------------------------------------------------

                                                                        RATIOS/SUPPLEMENTARY DATA
                                                      -------------------------------------------------------------

                                                                                    RATIO OF NET
                           NET ASSET                  NET ASSETS     RATIO OF        INVESTMENT        RATIO OF
                            VALUE,                    AT END OF     EXPENSES TO      INCOME TO       EXPENSES TO
                            END OF       TOTAL          PERIOD        AVERAGE         AVERAGE          AVERAGE         PORTFOLIO
                            PERIOD     RETURN(b)       (000'S)     NET ASSETS(c)   NET ASSETS(c)   NET ASSETS(c)(d)   TURNOVER(e)
---------------------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 2001 $10.55     14.41%          $ 6,683         1.10%          5.92%            2.61%            341.26%
Year ended October 31, 2002  10.38      3.44%           12,053         1.10%          4.52%            1.47%             77.82%
Year ended October 31, 2003  10.48      5.17%           14,143         1.10%          3.76%            1.21%             70.91%
Year ended October 31, 2004  10.60      5.07%           17,248         1.04%          3.78%            1.26%             34.88%
Year ended October 31, 2005  10.30      1.16%(f)        17,646         0.84%(f)       3.82%(f)         1.15%(f)         176.60%
---------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 2001 $10.55     13.43%          $ 1,494         1.85%          5.04%            3.32%            341.26%
Year ended October 31, 2002  10.39      2.76%            6,124         1.85%          3.66%            2.18%             77.82%
Year ended October 31, 2003  10.49      4.38%            7,430         1.85%          3.01%            1.96%             70.91%
Year ended October 31, 2004  10.60      4.19%            7,017         1.79%          3.05%            2.01%             34.88%
Year ended October 31, 2005  10.31      0.50%(f)         6,168         1.59%(f)       3.08%(f)         1.90%(f)         176.60%
---------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended October 31, 2001 $10.54     13.44%          $   526         1.85%          5.11%            3.34%            341.26%
Year ended October 31, 2002  10.38      2.77%              983         1.85%          3.75%            2.21%             77.82%
Year ended October 31, 2003  10.48      4.39%              606         1.85%          3.06%            1.97%             70.91%
Year ended October 31, 2004  10.59      4.20%              377         1.80%          3.07%            2.02%             34.88%
Year ended October 31, 2005  10.30      0.51%(f)           285         1.58%(f)       3.14%(f)         1.89%(f)         176.60%
---------------------------------------------------------------------------------------------------------------------------------

(a) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor Fixed Income Portfolio.
(b) Not Annualized for periods less than one year. Total Return calculations do not include any sales or redemption charges.
(c) Annualized for periods less than one year.
(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.
(f) During the year ended Oa
ctober 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return were 0.11%, 0.11% and 0.12% for Class A Shares, Class B Shares and Class C Shares, respectively.

See notes to financial statements.

                                             HSBC INVESTOR FAMILY OF FUNDS    48

          HSBC INVESTOR FUNDS -- NEW YORK TAX-FREE BOND FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS

          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS
INDICATED.

                                                      INVESTMENT ACTIVITIES                            DIVIDENDS
                                            ------------------------------------------   -------------------------------------
                                                         NET REALIZED AND
                                                         UNREALIZED GAINS                             NET REALIZED
                                NET ASSET                 (LOSSES) FROM                                GAINS FROM
                                 VALUE,        NET        INVESTMENT AND    TOTAL FROM      NET        INVESTMENT
                                BEGINNING   INVESTMENT       FUTURES        INVESTMENT   INVESTMENT   AND FUTURES      TOTAL
                                OF PERIOD     INCOME       TRANSACTIONS     ACTIVITIES     INCOME     TRANSACTIONS   DIVIDENDS
------------------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 2001      $10.39        0.41            0.54            0.95        (0.41)           --         (0.41)
Year ended October 31, 2002       10.93        0.38            0.16            0.54        (0.38)           --         (0.38)
Year ended October 31, 2003       11.09        0.38            0.12            0.50        (0.38)           --         (0.38)
Year ended October 31, 2004       11.21        0.34            0.17            0.51        (0.34)        (0.06)        (0.40)
Year ended October 31, 2005       11.32        0.34           (0.22)           0.12        (0.34)        (0.02)        (0.36)
------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 2001      $10.38        0.33            0.54            0.87        (0.33)           --         (0.33)
Year ended October 31, 2002       10.92        0.30            0.16            0.46        (0.30)           --         (0.30)
Year ended October 31, 2003       11.08        0.30            0.12            0.42        (0.30)           --         (0.30)
Year ended October 31, 2004       11.20        0.25            0.17            0.42        (0.25)        (0.06)        (0.31)
Year ended October 31, 2005       11.31        0.25           (0.22)           0.03        (0.25)        (0.02)        (0.27)
------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended October 31, 2001      $10.42        0.33            0.54            0.87        (0.33)           --         (0.33)
Year ended October 31, 2002       10.96        0.30            0.16            0.46        (0.30)           --         (0.30)
Year ended October 31, 2003       11.12        0.30            0.13            0.43        (0.30)           --         (0.30)
Year ended October 31, 2004       11.25        0.25            0.16            0.41        (0.25)        (0.06)        (0.31)
Year ended October 31, 2005       11.35        0.25           (0.22)           0.03        (0.25)        (0.02)        (0.27)
------------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Year ended October 31, 2001      $10.39        0.44            0.54            0.98        (0.44)           --         (0.44)
Year ended October 31, 2002       10.93        0.41            0.16            0.57        (0.41)           --         (0.41)
Year ended October 31, 2003       11.09        0.41            0.12            0.53        (0.41)           --         (0.41)
Year ended October 31, 2004       11.21        0.37            0.17            0.54        (0.37)        (0.06)        (0.43)
Year ended October 31, 2005       11.32        0.37           (0.22)           0.15        (0.37)        (0.02)        (0.39)
------------------------------------------------------------------------------------------------------------------------------

                                                                               RATIOS/SUPPLEMENTARY DATA
                                                      ---------------------------------------------------------------------------

                                                                                     RATIO OF NET
                                                     NET ASSETS AT   RATIO OF       INVESTMENT         RATIO OF
                             NET ASSET                   END OF      EXPENSES        INCOME TO       EXPENSES TO
                             VALUE, END     TOTAL        PERIOD     TO AVERAGE        AVERAGE          AVERAGE         PORTFOLIO
                             OF PERIOD    RETURN(a)     (000'S)    NET ASSETS(b)   NET ASSETS(b)   NET ASSETS(b)(c)   TURNOVER(d)
---------------------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 2001     $10.93     9.26%        $17,722        0.95%           3.91%            1.07%            0.00%
Year ended October 31, 2002      11.09     5.08%         16,341        0.95%           3.52%            0.95%           30.70%
Year ended October 31, 2003      11.21     4.57%         22,326        0.91%           3.39%            0.91%           29.79%
Year ended October 31, 2004      11.32     4.57%         32,889        0.87%           3.01%            0.87%           26.96%
Year ended October 31, 2005      11.08     1.03%(e)      34,441        0.88%(e)        3.02%(e)         0.89%           13.87%
---------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 2001     $10.92     8.44%        $ 5,619        1.70%           3.05%            1.82%            0.00%
Year ended October 31, 2002      11.08     4.30%         12,699        1.70%           2.74%            1.70%           30.70%
Year ended October 31, 2003      11.20     3.80%         18,352        1.66%           2.64%            1.66%           29.79%
Year ended October 31, 2004      11.31     3.80%         17,457        1.62%           2.27%            1.62%           26.96%
Year ended October 31, 2005      11.07     0.28%(e)      16,258        1.63%(e)        2.27%(e)         1.64%           13.87%
---------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended October 31, 2001     $10.96     8.40%        $ 1,523        1.70%           3.04%            1.83%            0.00%
Year ended October 31, 2002      11.12     4.28%          2,608        1.70%           2.74%            1.70%           30.70%
Year ended October 31, 2003      11.25     3.87%          3,252        1.66%           2.64%            1.66%           29.79%
Year ended October 31, 2004      11.35     3.69%          2,340        1.62%           2.26%            1.62%           26.96%
Year ended October 31, 2005      11.11     0.28%(e)       1,782        1.63%(e)        2.26%(e)         1.64%           13.87%
---------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Year ended October 31, 2001     $10.93     9.53%        $14,989        0.70%           4.19%            0.83%            0.00%
Year ended October 31, 2002      11.09     5.34%         19,753        0.70%           3.76%            0.70%           30.70%
Year ended October 31, 2003      11.21     4.84%         20,290        0.67%           3.67%            0.67%           29.79%
Year ended October 31, 2004      11.32     4.83%         19,908        0.62%           3.27%            0.62%           26.96%
Year ended October 31, 2005      11.08     1.28%(e)      16,981        0.63%(e)        3.27%(e)         0.64%           13.87%
---------------------------------------------------------------------------------------------------------------------------

(a) Not Annualized for periods less than one year. Total Return calculations do not include any sales or redemption charges.
(b) Annualized for periods less than one year.
(c) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole, without the distinguishing between the classes of shares issued.
(e) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the Fund related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio and total return were 0.01%, 0.01%, 0.01% and 0.01% for Class A Shares, Class B Shares, Class C Shares and Class Y Shares, respectively.

See notes to financial statements.


49    HSBC INVESTOR FAMILY OF FUNDS

          HSBC INVESTOR FUNDS -- GROWTH FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS

          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (a)

                                                    INVESTMENT ACTIVITIES                    DIVIDENDS
                                          ------------------------------------------   ----------------------
                                                       NET REALIZED AND
                                                       UNREALIZED GAINS
                            NET ASSET        NET        (LOSSES) FROM
                              VALUE,      INVESTMENT    INVESTMENT AND    TOTAL FROM      NET
                           BEGINNING OF     INCOME         FUTURES        INVESTMENT   INVESTMENT     TOTAL
                              PERIOD        (LOSS)       TRANSACTIONS     ACTIVITIES     INCOME     DIVIDENDS
-------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31,
 2004 (f)                     $12.68        (0.02)          (0.11)          (0.13)          --           --
Year ended October 31,
 2005                          12.55         0.03            1.59            1.62        (0.05)       (0.05)
-------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31,
 2004 (f)                     $12.28        (0.07)          (0.10)          (0.17)          --           --
Year ended October 31,
 2005                          12.11        (0.07)           1.53            1.46           --           --
-------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31,
 2004 (f)                     $12.35        (0.06)          (0.12)          (0.18)          --           --
Year ended October 31,
 2005                          12.17        (0.07)           1.54            1.47           --           --
-------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Period ended October 31,
 2004 (f)                     $12.67        (0.01)          (0.11)          (0.12)          --           --
Year ended October 31,
 2005                          12.55         0.06            1.59            1.65        (0.08)       (0.08)
-------------------------------------------------------------------------------------------------------------

                                                                               RATIOS/SUPPLEMENTARY DATA
                                                      ----------------------------------------------------------------------------

                                                                                        RATIO OF NET
                                                      NET ASSETS AT     RATIO OF      INVESTMENT        RATIO OF
                           NET ASSET                     END OF        EXPENSES TO   INCOME (LOSS)    EXPENSES TO
                           VALUE, END      TOTAL         PERIOD          AVERAGE      TO AVERAGE        AVERAGE         PORTFOLIO
                           OF PERIOD     RETURN(b)       (000'S)      NET ASSETS(c)  NET ASSETS(c)  NET ASSETS(c)(d)   TURNOVER(e)
-------------------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31,
 2004 (f)                    $12.55      (1.03)%         $17,372        1.20%         (0.42)%           1.31%            53.08%
Year ended October 31,
 2005                         14.12      12.91 %(g        21,866        1.15%(g)       0.19 %(g)        1.35%(g)         79.54%
-------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31,
 2004 (f)                    $12.11      (1.38)%         $ 1,402        1.95%         (1.17)%           2.06%            53.08%
Year ended October 31,
 2005                         13.57      12.06 %(g         1,317        1.90%(g)      (0.48)%(g)        2.09%(g)         79.54%
-------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31,
 2004 (f)                    $12.17      (1.46)%         $   309        1.95%         (1.18)%           2.06%            53.08%
Year ended October 31,
 2005                         13.64      12.08 %(g           344        1.90%(g)      (0.51)%(g)        2.10%(g)         79.54%
-------------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Period ended October 31,
 2004 (f)                    $12.55       0.95 %         $19,115        0.95%         (0.17)%           1.06%            53.08%
Year ended October 31,
 2005                         14.12      13.17 %(g        13,107        0.90%(g)       0.56 %(g)        1.07%(g)         79.54%
-------------------------------------------------------------------------------------------------------------------------------

(a) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor Growth Portfolio.
(b) Not Annualized for periods less than one year. Total Return calculations do not include any sales or redemption charges.
(c) Annualized for periods less than one year.
(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all its investable assets.
(f) Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on May 7, 2004.
(g) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return were 0.05%, 0.05%, 0.05% and 0.05% for Class A Shares, Class B Shares, Class C Shares and Class Y Shares, respectively.

See notes to financial statements.

                                             HSBC INVESTOR FAMILY OF FUNDS    50

          HSBC INVESTOR FUNDS -- VALUE FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS

          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (a)

                                                   INVESTMENT ACTIVITIES                             DIVIDENDS
                                       ---------------------------------------------   -------------------------------------
                                                       NET REALIZED AND
                                                       UNREALIZED GAINS                             NET REALIZED
                           NET ASSET        NET         (LOSSES) FROM                                GAINS FROM
                            VALUE,      INVESTMENT      INVESTMENT AND    TOTAL FROM      NET        INVESTMENT
                           BEGINNING      INCOME           FUTURES        INVESTMENT   INVESTMENT   AND FUTURES      TOTAL
                           OF PERIOD      (LOSS)         TRANSACTIONS     ACTIVITIES     INCOME     TRANSACTIONS   DIVIDENDS
----------------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31,
 2004 (f)                   $12.68          0.05             0.69            0.74        (0.04)           --         (0.04)
Year ended October 31,
 2005                        13.38          0.10             1.86            1.96        (0.08)        (0.13)        (0.21)
----------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31,
 2004 (f)                   $12.28            --             0.68            0.68        (0.01)           --         (0.01)
Year ended October 31,
 2005                        12.95         (0.02)            1.80            1.78           --         (0.13)        (0.13)
----------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31,
 2004 (f)                   $12.35          0.01             0.67            0.68        (0.02)           --         (0.02)
Year ended October 31,
 2005                        13.01         (0.02)            1.82            1.80        (0.01)        (0.13)        (0.14)
----------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Period ended October 31,
 2004 (f)                   $12.67          0.07             0.70            0.77        (0.06)           --         (0.06)
Year ended October 31,
 2005                        13.38          0.13             1.86            1.99        (0.11)        (0.13)        (0.24)
----------------------------------------------------------------------------------------------------------------------------

                                                                                  RATIOS/SUPPLEMENTARY DATA
                                                         --------------------------------------------------------------------------

                                                                                          RATIO OF NET
                                                         NET ASSETS       RATIO OF         INVESTMENT       RATIO OF
                           NET ASSET                     AT END OF        EXPENSES        INCOME (LOSS)   EXPENSES TO
                           VALUE, END     TOTAL            PERIOD        TO AVERAGE        TO AVERAGE     AVERAGE NET     PORTFOLIO
                           OF PERIOD    RETURN(b)         (000'S)       NET ASSETS(c)     NET ASSETS(c)   ASSETS(c)(d)   TURNOVER(e)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31,
 2004 (f)                     $13.38        7.79%         $20,933            1.20%             0.81%          1.25%         10.33%
Year ended October 31,
 2005                          15.13       14.69%(g)       23,315            1.15%(g)          0.64%(g)       1.30%(g)      16.45%
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31,
 2004 (f)                     $12.95        9.06%         $ 1,938            1.95%             0.05%          2.00%         10.33%
Year ended October 31,
 2005                          14.60       13.78%(g)        1,767            1.90%(g)         (0.10)(g)       2.04%(g)      16.45%
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31,
 2004 (f)                     $13.01        8.47%         $   399            1.95%             0.04%          2.00%         10.33%
Year ended October 31,
 2005                          14.67       13.86%(g)          388            1.90%(g)         (0.12)(g)       2.05%(g)      16.45%
------------------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Period ended October 31,
 2004 (f)                     $13.38        6.05%         $25,600            0.95%             1.05%          1.00%         10.33%
Year ended October 31,
 2005                          15.13       14.96%(g)       15,044            0.90%(g)          0.91%(g)       1.02%(g)      16.45%
------------------------------------------------------------------------------------------------------------------------------------

 *  Calculated based on average shares outstanding.
(a) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor Value Portfolio.
(b) Not annualized for periods less than one year. Total Return calculations do not include any sales or redemption charges.
(c) Annualized for periods less than one year.
(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all its investable assets.
(f) Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on May 7, 2004.
(g) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return were 0.05%, 0.05%, 0.05% and 0.05% for Class A Shares, Class B Shares, Class C Shares and Class Y Shares, respectively.

See notes to financial statements.

51    HSBC INVESTOR FAMILY OF FUNDS

          HSBC INVESTOR FUNDS -- GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS

          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS
          INDICATED.

                                                 INVESTMENT ACTIVITIES                    DIVIDENDS
                                       ------------------------------------------   ----------------------
                                                    NET REALIZED AND
                           NET ASSET      NET       UNREALIZED GAINS
                            VALUE,     INVESTMENT    (LOSSES) FROM     TOTAL FROM      NET
                           BEGINNING     INCOME        INVESTMENT      INVESTMENT   INVESTMENT     TOTAL
                           OF PERIOD     (LOSS)       TRANSACTIONS     ACTIVITIES     INCOME     DIVIDENDS
----------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31,
 2001 (e)                   $10.06        0.01           (1.15)          (1.14)       (0.01)       (0.01)
Year ended October 31,
 2002                         8.91        0.04           (1.73)          (1.69)       (0.01)       (0.01)
Year ended October 31,
 2003                         7.21        0.06            1.18            1.24        (0.06)       (0.06)
Year ended October 31,
 2004                         8.39        0.05            0.36            0.41        (0.04)       (0.04)
Year ended October 31,
 2005                         8.76        0.07            1.01            1.08        (0.09)       (0.09)
----------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31,
 2001 (g)                   $ 9.54       (0.01)          (0.64)          (0.65)       (0.01)       (0.01)
Year ended October 31,
 2002                         8.88       (0.00)>         (1.74)          (1.74)          --           --
Year ended October 31,
 2003                         7.14       (0.01)           1.18            1.17        (0.01)       (0.01)
Year ended October 31,
 2004                         8.30       (0.02)*          0.36            0.34        (0.00)>      (0.00)>
Year ended October 31,
 2005                         8.64       (0.01)           1.01            1.00        (0.03)       (0.03)
----------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31,
 2004 (h)                   $ 8.40       (0.02)*          0.38            0.36        (0.03)       (0.03)
Year ended October 31,
 2005                         8.73       (0.01)           1.02            1.01        (0.04)       (0.04)
----------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Period ended October 31,
 2001 (i)                   $10.00        0.02           (1.09)          (1.07)       (0.01)       (0.01)
Year ended October 31,
 2002                         8.92        0.06           (1.73)          (1.67)       (0.03)       (0.03)
Year ended
 October 31, 2003             7.22        0.07            1.19            1.26        (0.08)       (0.08)
Year ended October 31,
 2004                         8.40        0.07            0.36            0.43        (0.06)       (0.06)
Year ended October 31,
 2005                         8.77        0.10            0.99            1.10        (0.12)       (0.12)

                                                                                RATIOS/SUPPLEMENTARY DATA
                                                         -----------------------------------------------------------------------
                                                                                      RATIO OF NET
                                                         NET ASSETS     RATIO OF       INVESTMENT      RATIO OF
                           NET ASSET                     AT END OF     EXPENSES TO   INCOME (LOSS)   EXPENSES TO
                           VALUE, END      TOTAL           PERIOD        AVERAGE       TO AVERAGE    AVERAGE NET     PORTFOLIO
                           OF PERIOD     RETURN(a)        (000'S)     NET ASSETS(b)  NET ASSETS(b)   ASSETS(b)(c)   TURNOVER(d)
--------------------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31,
 2001 (e)                    $8.91      (12.65)%          $  1,927      1.11%           0.15 %          1.11%          43.13%
Year ended October 31,
 2002                         7.21      (18.97)%             1,306      1.01%           0.39 %          1.01%          59.85%
Year ended October 31,
 2003                         8.39       17.26 %             1,827      1.04%           0.70 %          1.04%          64.52%
Year ended October 31,
 2004                         8.76        4.94 %             1,500      1.02%           0.50 %          1.02%          73.68%
Year ended October 31,
 2005                         9.75       12.36 %(f)          1,260      1.11%(f)        0.73 %(f)       1.16%         106.49%
--------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31,
 2001 (g)                    $8.88      (10.52)%          $    330      1.84%          (0.64)%          1.84%          43.13%
Year ended October 31,
 2002                         7.14      (19.59)%             1,154      1.76%          (0.30)%          1.76%          59.85%
Year ended October 31,
 2003                         8.30       16.40 %             2,235      1.79%          (0.07)%          1.79%          64.52%
Year ended October 31,
 2004                         8.64        4.13 %             3,820      1.77%          (0.25)%          1.77%          73.68%
Year ended October 31,
 2005                         9.61       11.61 %(f)          4,194      1.87%(f)       (0.10)%(f)       1.93%         106.49%
--------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31,
 2004 (h)                    $8.73        3.57 %          $     41      1.77%          (0.28)%          1.77%          73.68%
Year ended October 31,
 2005                         9.70       11.59 %(f)             49      1.88%(f)       (0.13)%(f)       1.93%         106.49%
--------------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Period ended October 31,
 2001 (i)                    $8.92       (9.71)%          $219,221      0.82%           0.38 %          0.82%          43.13%
Year ended October 31,
 2002                         7.22      (18.76)%           168,812      0.76%           0.66 %          0.76%          59.85%
Year ended
 October 31, 2003             8.40       17.63 %           203,458      0.79%           0.96 %          0.79%          64.52%
Year ended October 31,
 2004                         8.77        5.18 %           196,219      0.77%           0.77 %          0.77%          73.68%
Year ended October 31,
 2005                         9.75       12.61 %(f)         46,888      0.80%(f)        1.20 %(f)       0.86%         106.49%
--------------------------------------------------------------------------------------------------------------------------------

 >  Less than $0.005 per share.
 *  Calculated based on average shares outstanding.
(a) Not annualized for periods less than one year. Total Return calculations do not include any sales or redemption charges.
(b) Annualized for periods less than one year.
(c) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been indicated.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole, without the distinguishing between the classes of shares issued.
(e) Class A (Investor) Shares commenced operations on April 12, 2001.
(f) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the Fund related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio and total return were 0.02%, 0.02%, 0.02% and 0.03% for Class A Shares, Class B Shares, Class C Shares and Class Y Shares, respectively.
(g) Class B Shares commenced operations on April 5, 2001.
(h) Class C Shares commenced operations on November 3, 2003.
(i) Class Y Shares commenced operations on April 2, 2001.

See notes to financial statements.

                                             HSBC INVESTOR FAMILY OF FUNDS    52

          HSBC INVESTOR FUNDS -- MID-CAP FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS

          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS
INDICATED.

                                                 INVESTMENT ACTIVITIES                     DIVIDENDS
                                       ------------------------------------------   ------------------------
                                                    NET REALIZED AND
                                                    UNREALIZED GAINS                NET REALIZED
                           NET ASSET                 (LOSSES) FROM                   GAINS FROM
                            VALUE,        NET       INVESTMENTS AND    TOTAL FROM   INVESTMENTS
                           BEGINNING   INVESTMENT        OPTION        INVESTMENT    AND OPTION      TOTAL
                           OF PERIOD      LOSS        TRANSACTIONS     ACTIVITIES   TRANSACTIONS   DIVIDENDS
------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 2001 $10.07       (0.03)          (2.00)          (2.03)        (0.14)        (0.14)
Year ended October 31, 2002   7.90       (0.03)          (1.57)          (1.60)           --            --
Year ended October 31, 2003   6.30       (0.03)*          1.68            1.65            --            --
Year ended October 31, 2004   7.95       (0.04)*          0.53            0.49            --            --
Year ended October 31, 2005   8.44       (0.06)*          1.49            1.43            --            --
------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 2001 $10.06       (0.08)          (2.02)          (2.10)        (0.14)        (0.14)
Year ended October 31, 2002   7.82       (0.08)          (1.55)          (1.63)           --            --
Year ended October 31, 2003   6.19       (0.08)           1.64            1.56            --            --
Year ended October 31, 2004   7.75       (0.10)*          0.51            0.41            --            --
Year ended October 31, 2005   8.16       (0.13)*          1.45            1.32            --            --
------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended October 31, 2001 $10.06       (0.09)          (2.01)          (2.10)        (0.14)        (0.14)
Year ended October 31, 2002   7.82       (0.08)          (1.54)          (1.62)           --            --
Year ended October 31, 2003   6.20       (0.08)           1.68            1.60            --            --
Year ended October 31, 2004   7.80       (0.10)*          0.52            0.42            --            --
Year ended October 31, 2005   8.22       (0.13)*          1.45            1.32            --            --
------------------------------------------------------------------------------------------------------------
TRUST SHARES
Year ended October 31, 2001 $10.08       (0.01)          (2.02)          (2.03)        (0.14)        (0.14)
Year ended October 31, 2002   7.91       (0.02)          (1.56)          (1.58)           --            --
Year ended October 31, 2003   6.33       (0.01)           1.69            1.68            --            --
Year ended October 31, 2004   8.01       (0.02)*          0.53            0.51            --            --
Year ended October 31, 2005   8.52       (0.02)*          1.48            1.46            --            --
------------------------------------------------------------------------------------------------------------

                                                                                      RATIOS/SUPPLEMENTARY DATA
                                                           ------------------------------------------------------------------------
                                                                                         RATIO OF NET
                                                       NET ASSETS AT      RATIO OF        INVESTMENT      RATIO OF
                           NET ASSET                      END OF          EXPENSES         LOSS TO      EXPENSES TO
                           VALUE, END     TOTAL           PERIOD         TO AVERAGE      AVERAGE NET    AVERAGE NET     PORTFOLIO
                           OF PERIOD    RETURN(a)         (000'S)       NET ASSETS(b)     ASSETS(b)     ASSETS(b)(c)   TURNOVER(d)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 2001 $7.90        (20.37)%        $    927         1.13%           (0.40)%         1.13%         112.67%
Year ended October 31, 2002  6.30        (20.25)%           1,010         1.08%           (0.46)%         1.08%         140.23%
Year ended October 31, 2003  7.95         26.19 %           1,539         1.10%           (0.43)%         1.10%         100.86%
Year ended October 31, 2004  8.44          6.16 %           1,878         1.09%           (0.54)%         1.09%         106.72%
Year ended October 31, 2005  9.87         16.94 %(e)        2,151         1.38%(e)        (0.65)%(e)      1.53%         169.62%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 2001 $7.82        (21.09)%        $  3,827         1.88%           (1.16)%         1.88%         112.67%
Year ended October 31, 2002  6.19        (20.84)%           4,391         1.83%           (1.21)%         1.83%         140.23%
Year ended October 31, 2003  7.75         25.20 %           6,009         1.85%           (1.16)%         1.85%         100.86%
Year ended October 31, 2004  8.16          5.29 %           7,037         1.84%           (1.29)%         1.84%         106.72%
Year ended October 31, 2005  9.48         16.18 %(e)        7,415         2.11%(e)        (1.38)%(e)      2.27%         169.62%
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended October 31, 2001 $7.82        (21.09)%        $     21         1.87%           (1.13)%         1.87%         112.67%
Year ended October 31, 2002  6.20        (20.72)%              20         1.83%           (1.20)%         1.83%         140.23%
Year ended October 31, 2003  7.80         25.81 %              54         1.85%           (1.23)%         1.85%         100.86%
Year ended October 31, 2004  8.22          5.38 %              94         1.84%           (1.29)%         1.84%         106.72%
Year ended October 31, 2005  9.54         16.06 %(e)          111         2.13%(e)        (1.40)%(e)      2.28%         169.62%
-----------------------------------------------------------------------------------------------------------------------------------
TRUST SHARES
Year ended October 31, 2001 $7.91        (20.34)%        $129,390         0.87%           (0.13)%         0.87%         112.67%
Year ended October 31, 2002  6.33        (19.97)%          98,059         0.82%           (0.18)%         0.82%         140.23%
Year ended October 31, 2003  8.01         26.54 %         160,621         0.85%           (0.17)%         0.85%         100.86%
Year ended October 31, 2004  8.52          6.37 %         117,354         0.84%           (0.28)%         0.84%         106.72%
Year ended October 31, 2005  9.98         17.14 %(e)       19,618         0.89%(e)        (0.19)%(e)      1.02%         169.62%
-----------------------------------------------------------------------------------------------------------------------------------

  *  Calculated based on average shares outstanding.
(a) Not annualized for periods less than one year. Total Return calculations do not include any sales or redemption charges.
(b)  Annualized for periods less than one year.
(c) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been indicated.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole, without the distinguishing between the classes of shares issued.
(e) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the Fund related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio and net income ratio were 0.10%, 0.10%, 0.10% and 0.09% for Class A Shares, Class B Shares, Class C Shares and Trust Shares, respectively. The corresponding impact to the total return was 0.57%, 0.57%, 0.57% and 0.56% for Class A Shares, Class B Shares, Class C Shares and Trust Shares, respectively.

See notes to financial statements.

53    HSBC INVESTOR FAMILY OF FUNDS

          HSBC ADVISOR FUNDS TRUST -- INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS

          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (a)

                                                 INVESTMENT ACTIVITIES                            DIVIDENDS
                                       ------------------------------------------   -------------------------------------
                                                    NET REALIZED AND                             NET REALIZED
                                                    UNREALIZED GAINS                              GAINS FROM
                           NET ASSET                 (LOSSES) FROM                                INVESTMENT
                            VALUE,        NET        INVESTMENT AND    TOTAL FROM      NET       AND FOREIGN
                           BEGINNING   INVESTMENT   FOREIGN CURRENCY   INVESTMENT   INVESTMENT     CURRENCY       TOTAL
                           OF PERIOD     INCOME       TRANSACTIONS     ACTIVITIES     INCOME     TRANSACTIONS   DIVIDENDS
-------------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Year ended October 31, 2001 $18.13        0.09           (4.38)          (4.29)          --         (1.28)        (1.28)
Year ended October 31, 2002  12.56        0.09           (1.73)          (1.64)       (0.19)           --         (0.19)
Year ended October 31, 2003  10.73        0.20            2.02            2.22        (0.19)           --         (0.19)
Year ended October 31, 2004  12.76        0.18            2.32            2.50        (0.39)           --         (0.39)
Year ended October 31, 2005  14.87        0.31            2.59            2.90        (0.23)           --         (0.23)
-------------------------------------------------------------------------------------------------------------------------

                                                                                  RATIOS/SUPPLEMENTARY DATA
                                                         ---------------------------------------------------------------------------

                                                                                          RATIO OF NET
                                                         NET ASSETS       RATIO OF         INVESTMENT       RATIO OF
                           NET ASSET                     AT END OF       EXPENSES TO        INCOME TO     EXPENSES TO
                           VALUE, END     TOTAL            PERIOD          AVERAGE           AVERAGE      AVERAGE NET     PORTFOLIO
                           OF PERIOD    RETURN(b)         (000'S)       NET ASSETS(c)     NET ASSETS(c)   ASSETS(c)(d)   TURNOVER(e)
------------------------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Year ended October 31, 2001   $12.56     (25.42)%         $184,494          0.99%             0.51%          0.99%          26.90%
Year ended October 31, 2002    10.73     (13.32)%          194,704          0.99%             0.70%          0.99%          31.63%
Year ended October 31, 2003    12.76       21.03%          123,658          1.07%             1.16%          1.07%          68.51%
Year ended October 31, 2004    14.87       20.06%          148,317          1.05%             1.39%          1.05%         106.11%
Year ended October 31, 2005    17.54       19.69%          193,144          0.92%             2.01%          0.92%          31.32%
------------------------------------------------------------------------------------------------------------------------------------

(a) The per share amounts and percentages reflect income and expense assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor International Portfolio.
(b) Not annualized for periods less than one year. Total Return calculations do not include any sales or redemption charges.
(c)  Annualized for periods less than one year.
(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its inevitable assets.

See notes to financial statements.

                                             HSBC INVESTOR FAMILY OF FUNDS    54

--------------------------------------------------------------------------------
          HSBC INVESTOR FUNDS -- OVERSEAS EQUITY FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS

          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (a)

                                                    INVESTMENT ACTIVITIES                              DIVIDENDS
                                          ------------------------------------------   -----------------------------------------
                                                       NET REALIZED AND
                                                       UNREALIZED GAINS                               NET REALIZED
                            NET ASSET        NET        (LOSSES) FROM                                  GAINS FROM
                              VALUE,      INVESTMENT    INVESTMENT AND    TOTAL FROM      NET        INVESTMENT AND
                           BEGINNING OF     INCOME     FOREIGN CURRENCY   INVESTMENT   INVESTMENT   FOREIGN CURRENCY     TOTAL
                              PERIOD        (LOSS)       TRANSACTIONS     ACTIVITIES     INCOME       TRANSACTIONS     DIVIDENDS
--------------------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 2001   $17.21        (0.04)          (4.05)          (4.09)          --           (1.46)          (1.46)
Year ended October 31, 2002    11.66        (0.04)          (1.34)          (1.38)       (0.12)          (0.29)          (0.41)
Year ended October 31, 2003     9.87         0.01            1.95            1.96        (0.10)             --           (0.10)
Year ended October 31, 2004    11.73         0.08            2.19            2.27        (0.07)             --           (0.07)
Year ended October 31, 2005    13.93         0.18            2.33            2.51        (0.06)          (0.79)          (0.85)
--------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 2001   $16.85        (0.14)          (3.95)          (4.09)          --           (1.46)          (1.46)
Year ended October 31, 2002    11.30        (0.08)          (1.34)          (1.42)       (0.03)          (0.29)          (0.32)
Year ended October 31, 2003     9.56        (0.06)           1.89            1.83        (0.05)             --           (0.05)
Year ended October 31, 2004    11.34         0.01 *          2.08            2.09           --              --              --
Year ended October 31, 2005    13.43         0.07            2.24            2.31           --           (0.79)          (0.79)
--------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended October 31, 2001   $17.00        (0.18)          (3.95)          (4.13)          --           (1.46)          (1.46)
Year ended October 31, 2002    11.41        (0.08)          (1.36)          (1.44)          --           (0.29)          (0.29)
Year ended October 31, 2003     9.68        (0.06)           1.93            1.87        (0.01)             --           (0.01)
Year ended October 31, 2004    11.54        (0.01)           2.14            2.13           --              --              --
Year ended October 31, 2005    13.67         0.06            2.29            2.35           --           (0.79)          (0.79)
--------------------------------------------------------------------------------------------------------------------------------

                                                                                RATIOS/SUPPLEMENTARY DATA
                                                       ---------------------------------------------------------------------------

                                                                                        RATIO OF NET
                                                       NET ASSETS AT     RATIO OF        INVESTMENT      RATIO OF
                           NET ASSET                      END OF        EXPENSES TO    INCOME (LOSS)   EXPENSES TO
                           VALUE, END     TOTAL           PERIOD          AVERAGE        TO AVERAGE    AVERAGE NET     PORTFOLIO
                           OF PERIOD    RETURN(b)         (000'S)      NET ASSETS(c)   NET ASSETS(c)   ASSETS(c)(d)   TURNOVER(e)
---------------------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 2001  $11.66     (25.93)%          $ 6,940          1.85%          (0.35)%         2.44%          26.90%
Year ended October 31, 2002    9.87     (12.42)%            7,203          1.85%          (0.18)%         2.28%          31.63%
Year ended October 31, 2003   11.73      20.09 %           10,096          1.85%           0.07 %         2.34%          68.51%
Year ended October 31, 2004   13.93      19.40 %           17,721          1.78%           0.79 %         1.88%         106.11%
Year ended October 31, 2005   15.59      18.64 %           20,680          1.66%           1.21 %         1.66%          31.32%
---------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 2001  $11.30     (26.52)%          $   294          2.60%          (1.09)%         3.18%          26.90%
Year ended October 31, 2002    9.56     (13.07)%              588          2.60%          (0.87)%         3.04%          31.63%
Year ended October 31, 2003   11.34      19.26 %            1,076          2.60%          (0.62)%         3.16%          68.51%
Year ended October 31, 2004   13.43      18.43 %            2,061          2.53%           0.05 %         2.63%         106.11%
Year ended October 31, 2005   14.95      17.72 %            2,403          2.41%           0.47 %         2.41%          31.32%
---------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended October 31, 2001  $11.41     (26.53)%          $   139          2.60%          (1.10)%         3.16%          26.90%
Year ended October 31, 2002    9.68     (13.08)%               96          2.60%          (1.00)%         3.04%          31.63%
Year ended October 31, 2003   11.54      19.28 %              121          2.60%          (0.64)%         3.17%          68.51%
Year ended October 31, 2004   13.67      18.46 %              137          2.54%          (0.10)%         2.66%         106.11%
Year ended October 31, 2005   15.23      17.70 %              164          2.41%           0.48 %         2.41%          31.32%
---------------------------------------------------------------------------------------------------------------------------------

  * Calculated based on average shares outstanding.
(a) The per share amounts and percentages reflect income and expense assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor International Portfolio.
(b) Not annualized for periods less than one year. Total Return calculations do not include any sales or redemption charges.
(c) Annualized for periods less than one year.
(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.


See notes to financial statements.


55    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
          HSBC ADVISOR FUNDS TRUST -- SMALL CAP EQUITY FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS

          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (a)

                                                         INVESTMENT ACTIVITIES                     DIVIDENDS
                                               ------------------------------------------   ------------------------
                                                            NET REALIZED AND
                                 NET ASSET                  UNREALIZED GAINS                NET REALIZED
                                   VALUE,         NET        (LOSSES) FROM     TOTAL FROM    GAINS FROM
                                 BEGINNING     INVESTMENT      INVESTMENT      INVESTMENT    INVESTMENT      TOTAL
                                 OF PERIOD        LOSS        TRANSACTIONS     ACTIVITIES   TRANSACTIONS   DIVIDENDS
--------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Year ended October 31, 2001        $17.81        (0.10)          (3.65)          (3.75)        (2.74)        (2.74)
Year ended October 31, 2002         11.32        (0.09)          (1.96)          (2.05)           --            --
Year ended October 31, 2003          9.27        (0.06)           3.15            3.09            --            --
Year ended October 31, 2004         12.36        (0.08)           0.79            0.71            --            --
Year ended October 31, 2005         13.07        (0.10)           1.97            1.87            --            --
--------------------------------------------------------------------------------------------------------------------

                                                                                RATIOS/SUPPLEMENTARY DATA
                                                        --------------------------------------------------------------------------
                                                                                      RATIO OF NET
                                                        NET ASSETS AT    RATIO OF      INVESTMENT       RATIO OF
                              NET ASSET                    END OF       EXPENSES TO      LOSS TO      EXPENSES TO
                              VALUE, END      TOTAL        PERIOD       AVERAGE NET      AVERAGE      AVERAGE NET       PORTFOLIO
                              OF PERIOD     RETURN(b)      (000'S)       ASSETS(c)    NET ASSETS(c)   ASSETS(c)(d)     TURNOVER(e)
----------------------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Year ended October 31, 2001      $11.32    (22.98)%       $180,265         1.07%         (0.74)%         1.07%            52.47%
Year ended October 31, 2002        9.27    (18.11)%        190,686         1.07%         (0.87)%         1.07%           103.90%
Year ended October 31, 2003       12.36     33.33 %        326,072         1.01%         (0.72)%         1.01%           152.05%
Year ended October 31, 2004       13.07      5.74 %        279,669         0.98%         (0.62)%         0.98%            81.75%
Year ended October 31, 2005       14.94     14.31 %(f)     177,519         0.94%(f)      (0.54)%(f)      0.94%(f)         63.95%
------------------------------

(a) The per share amounts and percentages reflect income and expense assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor Small Cap Equity Portfolio.
(b) Not annualized for periods less than one year. Total Return calculations do not include any sales or redemption charges.
(c) Annualized for periods less than one year.
(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.
(f) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return was 0.04% for the Advisor Shares.

See notes to financial statements.

                                             HSBC INVESTOR FAMILY OF FUNDS    56

--------------------------------------------------------------------------------
          HSBC INVESTOR FUNDS -- OPPORTUNITY FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS

          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (a)

                                                    INVESTMENT ACTIVITIES                       DIVIDENDS
                                          ------------------------------------------   ----------------------------
                                                       NET REALIZED AND
                            NET ASSET                  UNREALIZED GAINS                  NET REALIZED
                              VALUE,         NET        (LOSSES) FROM     TOTAL FROM      GAINS FROM
                            BEGINNING     INVESTMENT      INVESTMENT      INVESTMENT      INVESTMENT        TOTAL
                            OF PERIOD        LOSS        TRANSACTIONS     ACTIVITIES     TRANSACTIONS     DIVIDENDS
-------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 2001   $18.75        (0.14)          (3.58)          (3.72)          (5.43)          (5.43)
Year ended October 31, 2002     9.60        (0.13)          (1.64)          (1.77)             --              --
Year ended October 31, 2003     7.83        (0.10)           2.63            2.53              --              --
Year ended October 31, 2004    10.36        (0.13)           0.68            0.55              --              --
Year ended October 31, 2005    10.91        (0.14)           1.62            1.48              --              --
-------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 2001   $18.40        (0.23)*         (3.47)          (3.70)          (5.43)          (5.43)
Year ended October 31, 2002     9.27        (0.20)*         (1.56)          (1.76)             --              --
Year ended October 31, 2003     7.51        (0.18)*          2.52            2.34              --              --
Year ended October 31, 2004     9.85        (0.20)           0.64            0.44              --              --
Year ended October 31, 2005    10.29        (0.22)           1.53            1.31              --              --
-------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended October 31, 2001   $18.51        (0.24)*         (3.49)          (3.73)          (5.43)          (5.43)
Year ended October 31, 2002     9.35        (0.21)*         (1.57)          (1.78)             --              --
Year ended October 31, 2003     7.57        (0.18)           2.55            2.37              --              --
Year ended October 31, 2004     9.94        (0.22)           0.67            0.45              --              --
Year ended October 31, 2005    10.39        (0.21)           1.53            1.32              --              --
-------------------------------------------------------------------------------------------------------------------

                                                                        RATIOS/SUPPLEMENTARY DATA
                                                       -----------------------------------------------------------
                                                                                       RATIO OF NET
                                                       NET ASSETS AT     RATIO OF       INVESTMENT      RATIO OF
                           NET ASSET                      END OF         EXPENSES        LOSS TO      EXPENSES TO
                           VALUE, END      TOTAL          PERIOD        TO AVERAGE       AVERAGE      AVERAGE NET    PORTFOLIO
                           OF PERIOD     RETURN(b)        (000'S)      NET ASSETS(c)  NET ASSETS(c)   ASSETS(c)(d)  TURNOVER(e)
--------------------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 2001  $ 9.60     (23.65)%          $11,892        1.65%          (1.32)%        1.97%           52.47%
Year ended October 31, 2002    7.83     (18.44)%           11,384        1.65%          (1.45)%        2.08%          103.90%
Year ended October 31, 2003   10.36      32.31 %           16,695        1.65%          (1.36)%        2.09%          152.05%
Year ended October 31, 2004   10.91       5.31 %           20,902        1.61%          (1.24)%        1.72%           81.75%
Year ended October 31, 2005   12.39      13.57 %(f)        22,875        1.51%(f)       (1.11)%(f)     1.69%(f)        63.95%
--------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 2001  $ 9.27     (24.16)%          $ 1,315        2.40%          (2.08)%        2.73%           52.47%
Year ended October 31, 2002    7.51     (18.99)%            2,374        2.40%          (2.18)%        2.86%          103.90%
Year ended October 31, 2003    9.85      31.16 %            3,952        2.40%          (2.11)%        2.83%          152.05%
Year ended October 31, 2004   10.29       4.47 %            4,611        2.36%          (2.00)%        2.47%           81.75%
Year ended October 31, 2005   11.60      12.73 %(f)         4,539        2.26%(f)       (1.86)%(f)     2.44%(f)        63.95%
--------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Year ended October 31, 2001  $ 9.35     (24.17)%          $   407        2.40%          (2.06)%        2.71%           52.47%
Year ended October 31, 2002    7.57     (19.04)%              329        2.40%          (2.20)%        2.83%          103.90%
Year ended October 31, 2003    9.94      31.31 %              395        2.40%          (2.11)%        2.84%          152.05%
Year ended October 31, 2004   10.39       4.53 %              344        2.37%          (2.00)%        2.48%           81.75%
Year ended October 31, 2005   11.71      12.70 %(f)           306        2.26%(f)       (1.86)%(f)     2.44%(f)        63.95%
--------------------------------------------------------------------------------------------------------------------------------

  * Calculated using average shares.
(a) The per share amounts and percentages reflect income and expense assuming inclusion of the Fund's proportionate share of the income and expenses of the HSBC Investor Small Cap Portfolio.
(b) Not annualized for periods less than one year. Total Return calculations do not include any sales or redemption charges.
(c) Annualized for periods less than one year.
(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(e) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.
(f) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return were 0.04%, 0.04% and 0.04% for Class A Shares, Class B Shares and Class C Shares, respectively.

See notes to financial statements.

57    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                   HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
                               NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2005

1.  ORGANIZATION:

        The HSBC Investor Funds (the 'Trust'), a Massachusetts business trust organized on April 22, 1987, and the HSBC Advisor Funds Trust (the 'Advisor Trust'), a Massachusetts business trust organized on April 5, 1996, are registered under the Investment Company Act of 1940, as amended (the 'Act'), as open-end management investment companies. The Trust and Advisor Trust (collectively the 'Trusts') contain the following funds (individually a 'Fund', collectively the 'Funds'):

FUND                                            SHORT NAME               TRUST
----                                            ----------               -----
HSBC Investor Limited Maturity Fund             Limited Maturity         Trust
                                                Fund
HSBC Investor Fixed Income Fund                 Fixed Income Fund        Advisor Trust
HSBC Investor Bond Fund                         Bond Fund                Trust
HSBC Investor New York Tax-Free Bond Fund       New York Tax-Free        Trust
                                                Bond Fund
HSBC Investor Growth Fund                       Growth Fund              Trust
HSBC Investor Value Fund                        Value Fund               Trust
HSBC Investor Growth and Income Fund            Growth and Income        Trust
                                                Fund
HSBC Investor Mid-Cap Fund                      Mid-Cap Fund             Trust
HSBC Investor International Equity Fund         International            Advisor Trust
                                                Equity Fund
HSBC Investor Overseas Equity Fund              Overseas Equity          Trust
                                                Fund
HSBC Investor Small Cap Equity Fund             Small Cap Equity         Advisor Trust
                                                Fund
HSBC Investor Opportunity Fund                  Opportunity Fund         Trust

        The Funds are separate series of the Trusts and are part of the HSBC Investor Family of Funds. Financial statements for all other series of HSBC Investor Family of Funds are published separately.

        The Limited Maturity Fund, Fixed Income Fund, Bond Fund, Growth Fund, Value Fund, International Equity Fund, Overseas Equity Fund, Small Cap Equity Fund, and the Opportunity Fund (individually a 'Feeder Fund', collectively the 'Feeder Funds') utilize the Master Feeder Fund Structure and seek to achieve their investment objectives by investing all of their investable assets in their Respective Portfolios (as defined below).

        During the fiscal year ended October 31, 2005, the Mid-Cap Fund, Growth and Income Fund and Small Cap Equity Fund delivered securities of the Funds in exchange for the redemption of Trust Shares or Advisor Shares (redemption in-kind). Cash and securities were transferred for redemptions at a market value of $48,557,280, $45,277,700 and $61,810,186 for the Mid-Cap Fund,
    Growth and Income Fund and Small Cap Equity Fund, respectively. For financial reporting purposes, the Mid-Cap Fund, Growth and Income Fund and Small Cap Equity Fund recorded net realized gains of $10,491,006, $7,358,803 and $13,854,760, respectively, in connection with the transactions. However, for tax purposes, the transactions received tax-free treatment. These permanent book to tax differences were reclassified within the components of net assets in accordance with the Funds' accounting policies, more fully disclosed in note 2.

                                             HSBC INVESTOR FAMILY OF FUNDS    58

--------------------------------------------------------------------------------
 HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2005 (CONTINUED)

                                                                                PROPORTIONATE
                                                                                 INTEREST ON
FUND                            RESPECTIVE PORTFOLIO                           OCTOBER 31, 2005
----                            --------------------                           ----------------
Limited Maturity Fund           HSBC Investor Limited Maturity Portfolio            95.3%
Fixed Income Fund               HSBC Investor Fixed Income Portfolio                73.4%
Bond Fund                       HSBC Investor Fixed Income Portfolio                19.7%
Growth Fund                     HSBC Investor Growth Portfolio                      74.1%
Value Fund                      HSBC Investor Value Portfolio                       74.8%
International Equity Fund       HSBC Investor International Equity                  83.8%
                                Portfolio
Overseas Equity Fund            HSBC Investor International Equity                  10.1%
                                Portfolio
Small Cap Equity Fund           HSBC Investor Small Cap Equity Portfolio            81.2%
Opportunity Fund                HSBC Investor Small Cap Equity Portfolio            12.7%

        The HSBC Investor Limited Maturity Portfolio, HSBC Investor Fixed Income Portfolio, HSBC Investor Growth Portfolio, HSBC Investor Value Portfolio, HSBC Investor International Equity Portfolio, and the HSBC Investor Small Cap Equity Portfolio (individually a 'Portfolio', collectively the 'Portfolios'), are diversified series of the HSBC Investor Portfolios (the 'Portfolio Trust'), and like each Feeder Fund, are registered open-end management investment companies. The financial statements of the Portfolios, including the Schedules of Portfolio Investments, are included in this report. The financial statements of the Portfolios should be read in conjunction with the financial statements of the Feeder Funds.

        The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The Limited Maturity Fund, New York Tax-Free Bond Fund, Growth Fund, Value Fund, and the Growth and Income Fund each offers four classes of shares: Class A (Investor) Shares, Class B Shares, Class C Shares and Class Y Shares. The Mid-Cap Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares, and Trust Shares. The Fixed Income Fund, International Equity Fund, and the Small Cap Equity Fund each offers one class of shares (Advisor). The Bond Fund, Overseas Equity Fund, and the Opportunity Fund each offers three classes of shares, Class A (Investor) Shares, Class B Shares and Class C Shares. Each class of shares in the Funds has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

        Under the Funds' organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.  SIGNIFICANT ACCOUNTING POLICIES:

        The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ('GAAP'). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

    SECURITIES VALUATION:

    A. NEW YORK TAX-FREE BOND FUND, GROWTH AND INCOME FUND, AND MID-CAP FUND

        Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Funds' Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and the use of matrix techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities,

59    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                   HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2005 (CONTINUED)

    yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

        The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued by or at the direction of the Funds' Board of Trustees. In addition, specific securities may need to be valued by or at the direction of the Funds' Board of Trustees due to potentially significant events. Examples of potentially significant events that could affect the value of an individual security include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters and litigation. Examples of potentially significant events that could affect multiple securities held by a Fund include governmental actions, natural disasters and armed conflicts.

    B. FEEDER FUNDS

        The Feeder Funds record their investments in their respective Portfolios at fair value. Securities of the Portfolios are recorded at value as more fully discussed in the notes to those financial statements.

    SECURITIES TRANSACTIONS AND RELATED INCOME:

    A. NEW YORK TAX-FREE BOND FUND, GROWTH AND INCOME FUND, AND MID-CAP FUND

        Changes in holdings of portfolio securities are reflected no later than the first business day following the trade date. However, for financial statement purposes, portfolio securities are reflected as of trade date. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

    B. FEEDER FUNDS

        The Feeder Funds record daily their pro-rata share of their respective Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Feeder Funds accrue their own expenses daily as incurred. Realized gains or losses and changes in unrealized appreciation or depreciation represent the Feeder Fund's share of such elements allocated from the Portfolio.

    FUTURES CONTRACTS:

        The New York Tax-Free Bond Fund, Growth and Income Fund and Mid-Cap Fund may invest in futures contracts for the purpose of hedging existing portfolio securities or securities it intends to purchase against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the New York Tax-Free Bond Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as 'variation margin', are made each day, depending on the daily fluctuations in the fair value of the underlying security. A gain or loss equal to the daily variation margin is recognized on a daily basis.

        A 'sale' of futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A 'purchase' of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

        Should market conditions move unexpectedly, the New York Tax-Free Bond Fund, Growth and Income Fund and Mid-Cap Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

                                             HSBC INVESTOR FAMILY OF FUNDS    60

--------------------------------------------------------------------------------
 HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2005 (CONTINUED)

    OPTIONS:

        The Growth and Income Fund and the Mid-Cap Fund may write covered call options against some of the securities in their portfolios provided the securities are listed on a national securities exchange. A call option is 'covered' if the Fund owns the underlying securities covered by the call. The premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or loss. If the call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining a realized gain or loss. For the year ended October 31, 2005, the funds did not write any covered call options.

    SECURITIES LOANS:

        To generate additional income, the Funds (except Feeder Funds) may lend up to 33 1/3% of their respective assets pursuant to agreements requiring that the loan be collateralized by cash, U.S. Government or U.S. Government agency securities, equal at all times to at least 100% of the fair value. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by HSBC to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgement of HSBC, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time and are, therefore, not considered to be illiquid investments. As of October 31, 2005, the following Funds had collateral and loaned securities as follows:

                                                                             VALUE
                                                               VALUE OF    OF LOANED
                       PORTFOLIO NAME                         COLLATERAL   SECURITIES
                       --------------                         ----------   ----------
        Growth and Income Fund..............................  $1,058,500   $1,052,295
        Mid-Cap Fund........................................   3,114,600    3,086,215

        The cash collateral received by the Funds was invested in a pooled account by HSBC Bank USA and at October 31, 2005, the pooled account consisted of the following:

                                                                FAIR       MATURITY    MATURITY
     SECURITY TYPE                 SECURITY NAME                VALUE        RATE        DATE
     -------------                 -------------                -----        ----        ----
Repurchase Agreement     Credit Suisse First Boston, Inc.    $68,609,832    4.02%     11/01/2005

    LINE OF CREDIT

        The New York Tax-Free Bond Fund, Growth and Income Fund and Mid-Cap Fund participate in a short-term, demand note agreement with HSBC Bank USA, an affiliate of the Investment Adviser (defined below). Under the agreement, the funds may borrow up to $50 million. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

        During the fiscal year ended October 31, 2005, the Growth and Income Fund and the Mid-Cap Fund had borrowed against the Line of Credit. The details of the borrowing were as follows (based on actual number of days in which the respective Fund borrowed monies):

                                                                AVERAGE     AVERAGE
                                                                AMOUNT      INTEREST
                            FUND                              OUTSTANDING     RATE
                            ----                              -----------     ----
        Growth and Income Fund..............................  $1,502,235      3.87%
        Mid-Cap Fund........................................   2,481,039      3.58%

61    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                   HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2005 (CONTINUED)

    ALLOCATIONS:

        Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the HSBC Investor Family of Funds in relation to the net assets of each Fund or on another reasonable basis. Expenses specific to a class are charged to that class. In addition, income, expenses (other than class specific), and unrealized/realized gains and losses are allocated to each class based on relative net assets on a daily basis.

    DIVIDENDS TO SHAREHOLDERS:

        The Limited Maturity Fund, Fixed Income Fund, Bond Fund, and the New York Tax-Free Bond Fund declare all net investment income daily as dividends to their shareholders and distribute such dividends monthly. Dividends from net investment income, if any, are declared and distributed quarterly in the case of the Growth Fund and Value Fund, semi-annually in the case of the Growth and Income Fund, Small Cap Equity Fund, and the Opportunity Fund and annually in the case of the Mid-Cap Fund, International Equity Fund and Overseas Equity Fund.

        The Funds' net realized gains, if any, are distributed to shareholders at least annually. Additional distributions are also made to the Funds' shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net capital gains of regulated investment companies.

        The character of net investment income and net realized gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These 'book/tax' differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclassification of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the components of net assets; temporary differences do not require reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes.

    REDEMPTION FEE:

        A redemption fee of 2.00% is charged and recorded as paid-in-capital for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For the year ended October 31, 2005, the following Funds collected redemption fees as follows:

                              FUND                            FEES COLLECTED
                              ----                            --------------
        Limited Maturity Fund............................        $11,663
        Fixed Income Fund................................        $11,937
        Bond Fund........................................        $   398
        New York Tax-Free Bond Fund......................        $16,064
        Growth Fund......................................        $   823
        Value Fund.......................................        $   704
        Growth and Income Fund...........................        $   464
        Mid-Cap Fund.....................................        $    34
        International Equity Fund........................        $   144
        Overseas Equity Fund.............................        $   643
        Small Cap Equity Fund............................        $     0
        Opportunity Fund.................................        $   522

    FEDERAL INCOME TAXES:

        Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to qualify each year as a 'regulated investment company' under Subchapter M of the Internal Revenue Code, as amended and to distribute substantially all of their taxable net investment income and net realized gains, if any, to their shareholders. Accordingly, no provision for federal income or excise tax is required.

                                             HSBC INVESTOR FAMILY OF FUNDS    62

--------------------------------------------------------------------------------
 HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2005 (CONTINUED)

3. RELATED PARTY TRANSACTIONS:

    INVESTMENT MANAGEMENT:

        HSBC Investments (USA) Inc. ('HSBC' or the 'Investment Adviser'), a wholly owned subsidiary of HSBC Bank USA, a New York State chartered bank, acts as Investment Adviser to the New York Tax-Free Bond Fund. As Investment Adviser, HSBC manages the investments of the Funds and continuously reviews, supervises and administers the Funds' investments. Effective April 18, 2005, Transamerica Investment Management, LLC and Munder Capital Management began serving as Sub-Investment Advisor for the Growth and Income Fund and Mid-Cap Fund, respectively.

        For its services as Investment Adviser, HSBC is entitled to receive a fee, accrued daily and paid monthly, based on average daily net assets, at an annual rate of:

                            FUND                              FEE RATE
                            ----                              --------
        New York Tax-Free Bond Fund.........................    0.25%

        For its services as Investment Adviser and Sub-Investment Advisor, respectively, HSBC and Transamerica Investment Management, LLC receive in aggregate, a fee, accrued daily and paid monthly, at an annual rate of 0.60% of the Growth and Income Fund's average daily net assets.

        For its services as Investment Adviser and Sub-Investment Advisor, respectively, HSBC and Munder Capital Management receive in aggregate, a fee, accrued accrued daily and paid monthly, at an annual rate of 0.75% of the Mid-Cap Fund's average daily net assets.

        Prior to April, 18, 2005, HSBC Investments (USA) Inc. served as Investment Advisor for the Growth and Income Fund and Mid-Cap Fund and received a fee, accrued daily and paid monthly, based on average daily net assets, at an annual rate of:

                            FUND                              FEE RATE
                            ----                              --------
        Growth and Income Fund..............................    0.55%
        Mid-Cap Fund........................................    0.55%

        Effective April 18, 2005, the Investment Adviser has agreed to contractually waive 0.05%, for a net fee rate of 0.50%, based on average daily net assets of the Growth and Income Fund and Mid-Cap Funds.

        All contractual and any voluntary investment advisory fee waivers are not subject to recoupment in subsequent fiscal periods.

    ADMINISTRATION:

        Effective July 1, 2005, HSBC serves the Funds as Administrator. Under the terms of the administration agreement, HSBC receives from the Funds a fee, accrued daily and paid monthly, at an annual rate of:

             BASED ON AVERAGE DAILY NET ASSETS                        FEE RATE
             ---------------------------------                        --------
        Up to $8 billion............................................    0.075%
        In excess of $8 billion but not exceeding $9.25 billion.....    0.070%
        In excess of $9.25 billion but not exceeding $12 billion....    0.050%
        In excess of $12 billion....................................    0.030%

        The fee breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds. The fee is allocated to each of the HSBC Investor Family of Funds based upon its pro-rata share of net assets for each class. For assets invested in the underlying Portfolios by the Feeder Funds, the Portfolios pay half of the administration fee and the Feeder Funds pay half, for a combination of the total fee rate above. HSBC may directly or through an affiliate, use their fee revenue, past profits, or other revenue sources to pay promotional, administrative, shareholder support, and other expenses to third parties, including broker dealers, in connection with the offer, sale and administration of shares of the Funds.

        Effective July 1, 2005, pursuant to a Sub-Administration Agreement with HSBC, BISYS Fund Services Ohio, Inc. ('BISYS Ohio') a wholly-owned subsidiary of The BISYS Group, Inc, serves as the Trusts sub-administrator to each

63    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                   HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2005 (CONTINUED)

    Fund subject to the general supervision of the Funds' Board of Trustees and HSBC. For these services, BISYS is entitled to a fee, payable by HSBC. Prior to July 1, 2005, BISYS Ohio received compensation for providing administration services to the Funds under the same compensation structure as those currently with HSBC.

        Under a Compliance Services Agreement between the Funds' and BISYS Ohio (the 'CCO Agreement'), BISYS Ohio makes an employee available to serve as the Funds' Chief Compliance Officer (the 'CCO'). Under the CCO Agreement, BISYS Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Funds' compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the HSBC Investor Family of Funds paid BISYS Ohio $200,000 for the fiscal year ended October 31, 2005, plus certain out of pocket expenses. Expenses incurred are reflected on the Statements of Operations as 'Compliance service'. In addition, BISYS Ohio received a one-time implementation fee of $50,000 which is included in Other Expenses on the Statements of Operations. BISYS Ohio pays the salary and other compensation earned by any such individuals as employees of BISYS.

        All voluntary administration fee waivers are not subject to recoupment in subsequent fiscal periods.

    DISTRIBUTION PLAN:

        BISYS Fund Services Limited Partnership ('BISYS'), a wholly-owned subsidiary of BISYS Fund Services, Inc., serves the Funds as Distributor (the 'Distributor'). The Trusts have adopted a non-compensatory Distribution Plan and Agreement (the 'Plan') pursuant to Rule 12b-1 of the Act. The Plan provides for a monthly payment of actual expenses by the Funds to the Distributor at a rate not to exceed 0.25% of the average daily net assets of Class A (Investor) Shares (currently not being charged) and 0.75% of the average daily net assets of Class B Shares and Class C Shares of the Funds. This payment represents expenses incurred by the Distributor for marketing costs and services rendered in distributing the Funds' shares. BISYS, as the Funds' distributor, received $930,944 in commissions from sales of the HSBC Investor Family of Funds, of which $930,503 was reallowed to affiliated brokers and dealers.

    SHAREHOLDER SERVICING:

        The Trusts have entered into a Shareholder Servicing Agreement with its shareholder servicing agents (which currently consists of HSBC and its affiliates) for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee of 0.25%, 0.25%, and 0.25% that is computed daily and paid monthly equal to a percentage of average daily net assets of Class A (Investor) Shares, Class B Shares and Class C Shares of the Fund, respectively. The aggregate fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Servicing Agreement currently are not intended to exceed 0.25% of the average daily net assets of Class A (Investor) Shares, and 1.00% of the average daily net assets of Class B Shares and Class C Shares.

    FEE REDUCTIONS:

        The Investment Adviser has agreed to limit the total expenses, exclusive of interest, taxes, brokerage commissions and extraordinary expenses, of the Bond Fund, Overseas Equity Fund and Opportunity Fund. Each Fund Class has it's own expense limitations based on average daily net assets for any full fiscal year as follows:

                                                                               EXPENSE
                              FUND                                    CLASS   LIMITATION
                              ----                                    -----   ----------
        Bond Fund...................................................   A         1.10%
        Bond Fund...................................................   B         1.85%
        Bond Fund...................................................   C         1.85%
        Overseas Equity Fund........................................   A         1.85%
        Overseas Equity Fund........................................   B         2.60%
        Overseas Equity Fund........................................   C         2.60%
        Opportunity Fund............................................   A         1.65%
        Opportunity Fund............................................   B         2.40%
        Opportunity Fund............................................   C         2.40%

                                             HSBC INVESTOR FAMILY OF FUNDS    64

--------------------------------------------------------------------------------
 HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2005 (CONTINUED)

        All contractual and any voluntary investment advisory fee waivers are not subject to recoupment in subsequent fiscal periods. In addition, the investment advisor may waive additional fees at their discretion.

    FUND ACCOUNTING, TRANSFER AGENCY, CUSTODIAN AND TRUSTEE:

        BISYS Ohio provides fund accounting and transfer agency services for all classes of each Fund. In addition, HSBC serves as custodian for the New York Tax-Free Bond Fund, Mid-Cap Fund and Growth and Income Fund. As transfer agent for the Funds, BISYS receives a fee based on the number Funds and shareholder accounts, subject to certain minimums and reimbursement of certain expenses. As fund accountant for the Funds, BISYS receives an annual fee per Fund and share class, subject to certain minimums and reimbursement of certain expenses. As custodian for the Funds, HSBC receives a fees based on average daily net assets, number of transactions and reimbursement of certain expenses.

        Each of the six non-interested Trustees are compensated a $24,000 annual Board retainer, a $1,000 annual retainer for each Committee of the Board, and a $4,000 and $2,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. In addition, Trustees may receive compensation for special meetings and/or functioning as a Committee Chairperson or Lead Trustee. Also, the Trustees are reimbursed for certain expenses.

    OTHER:

        For its service as security lending agent, HSBC Bank USA (see note 2 -- Security Loans), receives a fee equal to 0.06% of the average dollar value of the loans outstanding during a given month from the Funds. Income from Securities lending, net of related expenses, is recorded as earned. The fees collected by HSBC Bank USA for the year ended October 31, 2005 were:

                              FUND                                     FEE
                              ----                                     ---
        Growth and Income Fund......................................  $1,243
        Mid-Cap Fund................................................     593

        The HSBC Investor Family of Funds may use affiliated broker/dealers for the execution of portfolio investment trades. For the fiscal year ended October 31, 2005, affiliated broker/dealers did not receive any commissions on the execution of trades related to the HSBC Investor Family of Funds.

4. INVESTMENT TRANSACTIONS:

        Purchases of and proceeds from sales, excluding short-term securities, for the Funds for the fiscal year ended October 31, 2005, totaled:

                             FUND                                    PURCHASES         SALES
                             ----                                    ---------         -----
        New York Tax-Free Bond Fund...............................  $  9,162,338   $ 13,346,646
        Growth and Income Fund....................................   170,364,667    335,584,493
        Mid-Cap Fund..............................................   140,045,871    253,445,448

        There were no long-term U.S. Government securities held during the fiscal year ended October 31, 2005.

        Contributions and withdrawals of the respective Portfolios for the fiscal year ended October 31, 2005, totaled:

                             FUND                                    CONTRIBUTIONS   WITHDRAWALS
                             ----                                    -------------   -----------
        Limited Maturity Fund......................................   $ 4,062,901    $ 12,945,903
        Fixed Income Fund..........................................    19,135,214      40,818,325
        Bond Fund..................................................     5,783,518       6,772,190
        Growth Fund................................................    11,094,831      17,923,548
        Value Fund.................................................     9,963,316      25,654,245
        International Equity Fund..................................    58,120,281      43,806,574
        Overseas Equity Fund.......................................     5,886,434       6,599,283
        Small Cap Equity Fund......................................    14,434,663     152,305,469
        Opportunity Fund...........................................     5,151,729       6,946,160

65    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                   HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2005 (CONTINUED)

5. CONCENTRATION OF CREDIT RISK:

        The New York Tax-Free Bond Fund invests primarily in debt obligations issued by the State of New York and its respective political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of New York specific municipal securities than are municipal bond funds that are not concentrated in these issuers to the same extent.

6. PAYMENTS FROM AFFILIATE:

        During the year ended October 31, 2005, HSBC reimbursed certain advisory fees and gross losses realized by some of the Funds related to violations of certain investment policies and limitations. HSBC also reimbursed the Funds for interest on these amounts. For the Feeder Funds, a pro-rata share of the reimbursed advisory fees and interest related to the violations was allocated from the respective Portfolio. The amounts for the year ended October 31, 2005, are disclosed in the following table. The corresponding impact to the gross/net expense ratio, net income ratio and total return for the year ended October 31, 2005, are disclosed in the Funds' Financial Highlights.

                                                              ADVISORY   REALIZED     INTEREST
                            FUND                              FEES(1)    LOSSES(2)       (3)        TOTAL
                            ----                              -------    ---------       ---        -----
Small Cap Equity Fund.......................................  $ 87,516   $     --     $  3,996     $ 91,512
Opportunity Fund Class A Shares.............................     8,719         --          398        9,117
Opportunity Fund Class B Shares.............................     1,888         --           86        1,974
Opportunity Fund Class C Shares.............................       115         --            5          120
Limited Maturity Fund Class A Shares........................     1,125         --           51        1,176
Limited Maturity Fund Class B Shares........................     4,927         --          225        5,152
Limited Maturity Fund Class C Shares........................       506         --           23          529
Limited Maturity Fund Class Y Shares........................    24,303         --        1,110       25,413
Growth Fund Class A Shares..................................     9,669         --          441       10,110
Growth Fund Class B Shares..................................       684         --           31          715
Growth Fund Class C Shares..................................       150         --            7          157
Growth Fund Class Y Shares..................................     9,192         --          420        9,612
Value Fund Class A Shares...................................    11,559         --          528       12,087
Value Fund Class B Shares...................................     1,019         --           47        1,066
Value Fund Class C Shares...................................       210         --           10          220
Value Fund Class Y Shares...................................    12,564         --          574       13,138
Fixed Income Fund...........................................   118,164         --        5,395      123,559
Bond Fund Class A Shares....................................    19,302         --          881       20,183
Bond Fund Class B Shares....................................     7,219         --          330        7,549
Bond Fund Class C Shares....................................       436         --           20          456
Growth and Income Fund Class A Shares.......................       334         --           15          349
Growth and Income Fund Class B Shares.......................       976         --           45        1,021
Growth and Income Fund Class C Shares.......................        11         --           --           11
Growth and Income Fund Class Y Shares.......................    43,776         --        1,999       45,775
New York Tax-Free Bond Fund Class A Shares..................     4,037         --          184        4,221
New York Tax-Free Bond Fund Class B Shares..................     1,969         --           90        2,059
New York Tax-Free Bond Fund Class C Shares..................       243         --           11          254
New York Tax-Free Bond Fund Class Y Shares..................     2,130         --           97        2,227
Mid-Cap Fund Class A Shares.................................     2,038      9,162          328       11,528
Mid-Cap Fund Class B Shares.................................     7,788     35,018        1,253       44,059
Mid-Cap Fund Class C Shares.................................       108        486           17          611
Mid-Cap Fund Class Y Shares.................................    69,607    312,980       11,200      393,787
                                                              --------   --------     --------     --------
Total.......................................................  $452,284   $357,646     $ 29,817     $839,747
                                                              --------   --------     --------     --------
                                                              --------   --------     --------     --------

                                                        (footnotes on next page)

                                             HSBC INVESTOR FAMILY OF FUNDS    66

--------------------------------------------------------------------------------
 HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2005 (CONTINUED)

(footnotes from previous page)

(1) Amounts relate to the reimbursement of investment advisory fees on the investment in certain investment companies and are included in 'Fees reduced by the Investment Adviser' (except for the Feeder Funds which are included in 'Expenses from Portfolio') on the Statements of Operations.

(2) Amount relate to the reimbursement of realized losses on the disposal of the investment in certain investment companies and are included in 'Net realized gains (losses) from investments and foreign currency transactions' on the Statements of Operations.

(3) Amounts relate to the reimbursement of computed interest on the amounts noted in (1) and (2) above and are included in 'Other Income' (except for the Feeder Funds which are included in 'Investment income from Portfolio') on the Statements of Operations.

        In addition, during the year ended October 31, 2005, HSBC reimbursed certain interest expense of the Growth and Income Fund and the Mid-Cap Fund related to violations of certain compliance policies and limitations. The amounts for the year ended October 31, 2005 are $690 and $17,640 for the Growth and Income Fund and the Mid-Cap Fund, respectively, and did not have a significant effect to the net expense ratio, net income ratio and total return.

    7. FEDERAL INCOME TAX INFORMATION:

        At October 31, 2005, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

                                                                                           NET UNREALIZED
                                                         TAX UNREALIZED   TAX UNREALIZED    APPRECIATION
                 FUND                       TAX COST      APPRECIATION    (DEPRECIATION)   (DEPRECIATION)
                 ----                       --------      ------------    --------------   --------------
        New York Tax-Free Bond Fund......  $66,379,332     $1,997,106       $(151,851)       $1,845,255
        Growth and Income Fund...........   49,173,161      8,202,372        (747,591)        7,454,781
        Mid-Cap Fund.....................   28,320,088      4,568,013        (594,331)        3,973,682

    The tax characteristics of dividends paid by the Funds during the fiscal year ended October 31, 2005 were as follows:

                                       DIVIDENDS PAID FROM
                                 --------------------------------
                                                    NET LONG TERM   TOTAL TAXABLE    TAX EXEMPT     TOTAL DIVIDENDS
         FUND                    ORDINARY INCOME    CAPITAL GAINS     DIVIDENDS     DISTRIBUTIONS       PAID(1)
         ----                    ---------------    -------------     ---------     -------------       -------
Limited Maturity Fund.........      $1,354,679        $201,978       $1,556,657      $       --       $1,556,657
Fixed Income Fund.............       4,616,716              --        4,616,716              --        4,616,716
Bond Fund.....................         959,222              --          959,222              --          959,222
New York Tax-Free Bond Fund...           3,990         113,912          117,902       2,040,705        2,158,607
Growth Fund...................         133,116          59,000          192,116              --          192,116
Value Fund....................         542,918         256,645          799,563              --          799,563
Growth and Income Fund........       2,505,469              --        2,505,469              --        2,505,469
International Equity Fund.....       2,396,450              --        2,396,450              --        2,396,450
Overseas Equity Fund..........       1,082,546         199,434        1,281,980              --        1,281,980

    In addition to the above, the Mid-Cap Fund designated $3,527,339 in net long-term capital gains distributed for federal income tax purposes due to the utilization of earnings and profits distributed to shareholders upon the redemption of shares.

    The New York Tax-Free Bond Fund designated 95.5% of its income dividends as exempt-interest dividends for the year ended October 31, 2005.

67    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                   HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2005 (CONTINUED)

        The tax characteristics of dividends paid by the Funds during the fiscal year ended October 31, 2004 were as follows:

                                       DIVIDENDS PAID FROM
                                 --------------------------------     NET LONG        TOTAL
                                                      ORDINARY          TERM         TAXABLE       TAX EXEMPT
           FUND                                        INCOME       CAPITAL GAINS   DIVIDENDS     DISTRIBUTIONS
           ----                                        ------       -------------   ---------     -------------
Limited Maturity Fund.........      $1,573,548       $1,736,087      $3,309,635     $       --     $3,309,635
Fixed Income Fund.............       4,544,831               --       4,544,831             --      4,544,831
Bond Fund.....................         876,878               --         876,878             --        876,878
New York Tax-Free Bond Fund...           4,914          325,008         329,922      1,995,085      2,325,007
Growth Fund...................              --               --              --             --             --
Value Fund....................         175,840               --         175,840             --        175,840
Growth and Income Fund........       1,549,067               --       1,549,067             --      1,549,067
International Equity Fund.....       3,737,768               --       3,737,768             --      3,737,768
Overseas Equity Fund..........          75,763               --          75,763             --         75,763

        The New York Tax-Free Bond Fund designated 85.8% of its income dividends as exempt-interest dividends for the year ended October 31, 2004.

        As of October 31, 2005, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

                                                                                                                      ACCUMULATED
                                    UNDISTRIBUTED                         UNDISTRIBUTED                               CAPITAL AND
                                      ORDINARY      UNDISTRIBUTED TAX       LONG TERM       ACCUMULATED   DIVIDENDS      OTHER
               FUND                    INCOME         EXEMPT INCOME       CAPITAL GAINS      EARNINGS      PAYABLE       LOSSES
               ----                    ------         -------------       -------------      --------      -------       ------
Limited Maturity Fund.............   $   65,588          $    --           $       --       $   65,588    $(50,905)   $  (288,779)
Fixed Income Fund.................    1,576,348               --            2,329,061        3,905,409    (175,477)            --
Bond Fund.........................      149,199               --                   --          149,199     (40,512)      (604,563)
New York Tax-Free Bond Fund.......           --           83,443              100,731          184,174     (83,443)            --
Growth Fund.......................           --               --              604,764          604,764          --             --
Value Fund........................      294,913               --            3,327,270        3,622,183          --             --
Growth and Income Fund............           --               --                   --               --          --    (13,657,367)
Mid-Cap Fund......................           --               --            6,448,564        6,448,564          --             --
International Equity Fund.........    3,895,580               --            6,656,884       10,552,464          --             --
Overseas Equity Fund..............      754,848               --            1,303,263        2,058,111          --             --
Small Cap Equity Fund.............           --               --            5,803,618        5,803,618          --             --
Opportunity Fund..................           --               --              872,331          872,331          --             --

                                                           TOTAL
                                       UNREALIZED       ACCUMULATED
                                      APPRECIATION/      EARNINGS/
               FUND                 (DEPRECIATION)(2)    (DEFICIT)
               ----                 -----------------    ---------
Limited Maturity Fund.............     $  (404,400)     $  (678,496)
Fixed Income Fund.................      (1,202,648)       2,527,284
Bond Fund.........................        (329,452)        (825,328)
New York Tax-Free Bond Fund.......       1,845,255        1,945,986
Growth Fund.......................       4,353,397        4,958,161
Value Fund........................       5,650,000        9,272,183
Growth and Income Fund............       7,454,781       (6,202,586)
Mid-Cap Fund......................       3,973,682       10,422,246
International Equity Fund.........      27,339,020       37,891,484
Overseas Equity Fund..............       3,628,682        5,686,793
Small Cap Equity Fund.............      28,696,045       34,499,663
Opportunity Fund..................       3,117,416        3,989,747

---------

(1) Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

(2) The differences between book-basis and tax-basis unrealized appreciation/deprecation are attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, the difference between book and tax amortization methods for premium and market discount, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies, and the return of capital adjustments from real estate investment trusts.

        As of October 31, 2005, the following Funds have net capital loss carryforwards, which are available to offset future realized gains.

                              FUND                              AMOUNT     EXPIRES
                              ----                              ------     -------
        Limited Maturity Fund...............................  $  288,779     2013
        Bond Fund...........................................      28,334     2008
                                                                 185,518     2010
                                                                 182,320     2011
                                                                 208,391     2012
        Growth and Income Fund..............................   4,060,346     2010
                                                               9,597,021     2011

                                             HSBC INVESTOR FAMILY OF FUNDS    68

--------------------------------------------------------------------------------
 HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2005 (CONTINUED)

    8. OTHER FEDERAL INCOME INFORMATION (UNAUDITED):

        For the fiscal year ended October 31, 2005, the following percentage of the total ordinary income dividends paid by the Funds qualify for the corporate dividends received deduction available to corporate shareholders.

                                                              DIVIDENDS
                                                               RECEIVED
                            FUND                              DEDUCTION
                            ----                              ---------
        Growth Fund........................................      100%
        Value Fund.........................................       68%
        Growth and Income Fund.............................      100%

        The Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on October 31, 2005 are as follows:

                                                              FOREIGN   FOREIGN
                                                              SOURCE      TAX
                            FUND                              INCOME    EXPENSE
                            ----                              ------    -------
        International Equity Fund.... ......................   $0.44     $0.05
        Overseas Equity Fund................................    0.43      0.05

        The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2005. These shareholders will receive more detailed information along with their 2005 Form 1099-DIV.

        For the year ended October 31, 2005, dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2005 Form 1099-DIV.

                                                                 QUALIFIED
                            FUND                              DIVIDEND INCOME
                            ----                              ---------------
        Growth Fund........... .............................        100%
        Value Fund..........................................         67%
        Growth and Income Fund..............................        100%
        International Equity Fund...........................        100%
        Overseas Equity Fund................................         37%

69    HSBC INVESTOR FAMILY OF FUNDS

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and
Board of Trustees of
HSBC Investor Funds
HSBC Investor Advisor Funds Trust:

We have audited the the accompanying statements of assets and liabilities of HSBC Investor Fixed Income Fund, New York Tax-Free Bond Fund, HSBC Investor Growth and Income Fund, HSBC Investor Mid-Cap Fund, HSBC Investor Limited Maturity Fund, HSBC Investor Bond Fund, HSBC Investor Growth Fund, HSBC Investor Value Fund, HSBC Investor International Equity Fund, HSBC Investor Overseas Equity Fund, HSBC Investor Small Cap Equity Fund and HSBC Investor Opportunity Fund (collectively, the Funds), including the schedules of portfolio investments of HSBC Investor New York Tax-Free Bond Fund, HSBC Investor Growth and Income Fund and HSBC Investor Mid-Cap Fund, as of October 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each period in the two-year period then ended, and the financial highlights for each period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned by HSBC Investor New York Tax-Free Bond Fund, HSBC Investor Growth and Income Fund and HSBC Investor Mid-Cap Fund as of October 31, 2005, by correspondence with the custodian and brokers; or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each period in the two-year period then ended, and the financial highlights for each period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio
December 27, 2005

                                             HSBC INVESTOR FAMILY OF FUNDS    70

--------------------------------------------------------------------------------
 HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
 INVESTMENT ADVISER CONTRACT APPROVAL (UNAUDITED)

        The Boards of Trustees (the 'Board of Trustees') of HSBC Investor Funds and HSBC Investor Portfolios approved a new sub-advisory agreement (the 'New Agreement') between the Investment Adviser and NWQ Investment Management Co., LLC ('NWQ'), with respect to the Value Fund, at a meeting of the Board of Trustees held on June 13-14, 2005. The New Agreement was approved by the Board of Trustees in order for NWQ to continue to provide investment sub-advisory services to the Value Fund after a change in control transaction terminated the old sub-advisory agreement dated January 30, 2004 (the 'Old Agreement'). The approval of the New Agreement did not result in any changes to the way in which the Value Fund is managed and did not cause any changes to the Value Fund's investment objectives and policies. Furthermore, the terms of the New Agreement, including the sub-advisory fee paid to NWQ, are the same in all respect as the Old Agreement. Additionally, there were no changes to the portfolio management team at NWQ that services the Value Fund. In determining whether it was appropriate to approve the New Agreement, the Board of Trustees requested and received extensive materials and information from the Investment Adviser to assist them in considering the approval of the New Agreement. Based on its review of the information requested and provided, and the discussions with management of the Investment Adviser, the Board of Trustees determined that approval of the New Agreement was consistent with the best interests of the Value Fund and its shareholders, and would enable the Value Fund to receive high quality services at a cost that is appropriate, reasonable, and in the best interests of the Value Fund and its shareholders. The Board of Trustees made these determinations on the basis of the following factors, among others:

         -- Nature, Extent, and Quality of Services Provided by the Investment Adviser and NWQ. The Board of Trustees considered the nature, quality and extent of the investment advisory services provided by NWQ, and NWQ's historic performance managing accounts having similar investment objectives as the Value Fund. The Board of Trustees concluded that the services to be provided by the Investment Adviser and NWQ are extensive and that the Investment Adviser and NWQ would deliver a high level of service to the Value Fund.

         -- Investment Performance of the Value Fund, Investment Adviser and NWQ. The Board of Trustees considered short- and long-term investment performance of the Value Fund over various periods of time as compared to a peer group of comparable funds, as well as NWQ's historic performance managing accounts having similar investment objectives as the Value Fund. Additionally, the Board of Trustees considered fee and expense information regarding the Value Fund's peer groups.

         -- Costs of Services and Profits Realized by the Investment Adviser. The Board of Trustees considered that the proposal had no material effect upon the analysis of the Investment Adviser's overall profitability and costs that had been prepared in connection with the last renewal of the advisory contract, and would not change any factors bearing upon the profitability to NWQ and Investment Adviser from their relationships with the Value Fund.

         -- Other Relevant Considerations. The Board of Trustees considered NWQ's representations regarding staffing and capabilities to manage assets of the Value Portfolio. The Board of Trustees also considered the overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Investment Adviser and NWQ.

        Accordingly, in light of the above considerations and such other factors and information it considered relevant, the Board of Trustees by a unanimous vote of those present in person at the meeting (including a separate vote of the Independent Trustees present in person at the meeting) approved the New Agreement with respect to the Value Fund.

71    HSBC INVESTOR FAMILY OF FUNDS

--------------------------------------------------------------------------------
                                                   HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
                   TABLE OF SHAREHOLDER EXPENSES (UNAUDITED) -- OCTOBER 31, 2005

        As a shareholder of the HSBC Investor Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; redemption fees; and exchange fees; (2) ongoing costs, including management fees; distribution and shareholder servicing fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the HSBC Investor Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

        The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2005 through October 31, 2005.

    ACTUAL EXPENSES

        The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled 'Expenses Paid During Period' to estimate the expenses you paid on your account during this period.

                                          BEGINNING        ENDING           EXPENSE PAID            EXPENSE RATIO
                                        ACCOUNT VALUE   ACCOUNT VALUE      DURING PERIOD*           DURING PERIOD
                                           5/1/05         10/31/05        5/1/05 - 10/31/05       5/1/05 - 10/31/05
                                           ------         --------        -----------------       -----------------
Limited Maturity Fund   Class A           $1,000.00       $1,000.60             $5.55                   1.10%
                        Class Y            1,000.00        1,001.90              4.29                   0.85%
                        Class B            1,000.00          997.90              9.32                   1.85%
                        Class C            1,000.00          996.90              9.31                   1.85%
Fixed Income Fund       Advisor Shares     1,000.00        1,002.60              3.18                   0.63%
Bond Fund               Class A            1,000.00        1,000.50              4.79                   0.95%
                        Class B            1,000.00          997.70              8.56                   1.70%
                        Class C            1,000.00          996.80              8.56                   1.70%
New York Tax-Free Bond
  Fund                  Class A            1,000.00        1,000.90              4.54                   0.90%
                        Class Y            1,000.00        1,002.20              3.28                   0.65%
                        Class B            1,000.00          997.20              8.31                   1.65%
                        Class C            1,000.00          997.20              8.31                   1.65%
Growth Fund             Class A            1,000.00        1,123.70              6.42                   1.20%
                        Class Y            1,000.00        1,124.90              5.09                   0.95%
                        Class B            1,000.00        1,119.60             10.42                   1.95%
                        Class C            1,000.00        1,119.00             10.42                   1.95%
Value Fund              Class A            1,000.00        1,082.60              6.30                   1.20%
                        Class Y            1,000.00        1,083.80              4.99                   0.95%
                        Class B            1,000.00        1,078.30             10.21                   1.95%
                        Class C            1,000.00        1,078.60             10.22                   1.95%
Growth & Income Fund    Class A            1,000.00        1,096.80              6.66                   1.26%
                        Class Y            1,000.00        1,098.30              4.81                   0.91%
                        Class B            1,000.00        1,092.30             10.60                   2.01%
                        Class C            1,000.00        1,094.00             10.66                   2.02%
Mid-Cap Fund            Class A            1,000.00        1,110.20              9.57                   1.80%
                        Class Y            1,000.00        1,111.40              7.29                   1.37%
                        Class B            1,000.00        1,106.20             13.48                   2.54%
                        Class C            1,000.00        1,106.70             13.54                   2.55%
International Equity
  Fund                  Advisor Shares     1,000.00        1,101.10              3.55                   0.67%
Overseas Fund           Class A            1,000.00        1,095.60              8.13                   1.54%
                        Class B            1,000.00        1,092.00             12.08                   2.29%
                        Class C            1,000.00        1,091.80             12.07                   2.29%
Small Cap Equity Fund   Advisor Shares     1,000.00        1,136.10              5.28                   0.98%
Opportunity Fund        Class A            1,000.00        1,132.50              8.33                   1.55%
                        Class B            1,000.00        1,128.40             12.34                   2.30%
                        Class C            1,000.00        1,128.10             12.34                   2.30%

--------------

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

                                             HSBC INVESTOR FAMILY OF FUNDS    72

--------------------------------------------------------------------------------
 HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
 TABLE OF SHAREHOLDER EXPENSES (UNAUDITED) -- OCTOBER 31, 2005 (CONTINUED)

    HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

        The table below provides information about hypothetical account values and hypothetical expenses based on each HSBC Investor Funds's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

        Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                          BEGINNING        ENDING           EXPENSE PAID            EXPENSE RATIO
                                        ACCOUNT VALUE   ACCOUNT VALUE      DURING PERIOD*           DURING PERIOD
                                           5/1/05         10/31/05        5/1/05 - 10/31/05       5/1/05 - 10/31/05
                                           ------         --------        -----------------       -----------------
Limited Maturity Fund   Class A           $1,000.00       $1,019.66             $5.60                   1.10%
                        Class Y            1,000.00        1,020.92              4.33                   0.85%
                        Class B            1,000.00        1,015.88              9.40                   1.85%
                        Class C            1,000.00        1,015.88              9.40                   1.85%
Fixed Income Fund       Advisor Shares     1,000.00        1,022.03              3.21                   0.63%
Bond Fund               Class A            1,000.00        1,020.42              4.84                   0.95%
                        Class B            1,000.00        1,016.64              8.64                   1.70%
                        Class C            1,000.00        1,016.64              8.64                   1.70%
New York Tax-Free Bond
  Fund                  Class A            1,000.00        1,020.67              4.58                   0.90%
                        Class Y            1,000.00        1,021.93              3.31                   0.65%
                        Class B            1,000.00        1,016.89              8.39                   1.65%
                        Class C            1,000.00        1,016.89              8.39                   1.65%
Growth Fund             Class A            1,000.00        1,019.16              6.11                   1.20%
                        Class Y            1,000.00        1,020.42              4.84                   0.95%
                        Class B            1,000.00        1,015.38              9.91                   1.95%
                        Class C            1,000.00        1,015.38              9.91                   1.95%
Value Fund              Class A            1,000.00        1,019.16              6.11                   1.20%
                        Class Y            1,000.00        1,020.42              4.84                   0.95%
                        Class B            1,000.00        1,015.38              9.91                   1.95%
                        Class C            1,000.00        1,015.38              9.91                   1.95%
Growth & Income Fund    Class A            1,000.00        1,018.85              6.41                   1.26%
                        Class Y            1,000.00        1,020.62              4.63                   0.91%
                        Class B            1,000.00        1,015.07             10.21                   2.01%
                        Class C            1,000.00        1,015.02             10.26                   2.02%
Mid-Cap Fund            Class A            1,000.00        1,016.13              9.15                   1.80%
                        Class Y            1,000.00        1,018.30              6.97                   1.37%
                        Class B            1,000.00        1,012.40             12.88                   2.54%
                        Class C            1,000.00        1,012.35             12.93                   2.55%
International Equity
  Fund                  Advisor Shares     1,000.00        1,021.83              3.41                   0.67%
Overseas Fund           Class A            1,000.00        1,017.44              7.83                   1.54%
                        Class B            1,000.00        1,016.66             11.62                   2.29%
                        Class C            1,000.00        1,013.66             11.62                   2.29%
Small Cap Equity Fund   Advisor Shares     1,000.00        1,020.27              4.99                   0.98%
Opportunity Fund        Class A            1,000.00        1,017.39              7.88                   1.55%
                        Class B            1,000.00        1,013.61             11.67                   2.30%
                        Class C            1,000.00        1,013.61             11.67                   2.30%

--------------

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

73    HSBC INVESTOR FAMILY OF FUNDS

                                        HSBC INVESTOR LIMITED MATURITY PORTFOLIO
--------------------------------------------------------------------------------
                           SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2005

---------------------------------------------------------------
 U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS  - 48.8%

                                         PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------   ----------
FEDERAL HOME LOAN MORTGAGE CORP.  -
 13.5%
5.00%, 7/15/14.........................   400,000       401,788
Pool #C01188, 7.00%, 6/1/31............   256,793       268,094
Pool #C75371, 6.00%, 1/1/33............   602,424       609,014
Pool #G01740, 5.50%, 12/1/34...........  3,209,052    3,170,163
                                                     ----------
                                                      4,449,059
                                                     ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION  - 20.6%
Pool #535063, 6.50%, 12/1/14...........    269,740      278,726
Pool #535933, 6.50%, 5/1/31............    188,728      194,095
Pool #555427, 6.00%, 2/1/18............  1,612,877    1,650,312
Pool #593187, 7.00%, 11/1/31...........    536,388      561,129
Pool #704439, 5.00%, 5/1/18............  1,525,037    1,505,448
Pool #735224, 5.50%, 2/1/35............  1,396,020    1,379,427
Pool #740686, 6.50%, 10/1/33...........    674,816      694,105
Pool #781560, 4.49%, 10/1/34...........    502,330      495,173
                                                     ----------
                                                      6,758,415
                                                     ----------
U.S. TREASURY NOTES  - 14.7%
4.00%, 9/30/07.........................    750,000      744,668
4.125%, 8/15/08........................    400,000      397,031
3.875%, 9/15/10........................  1,975,000    1,923,311
4.25%, 8/15/15 (c).....................  1,790,000    1,746,648
                                                     ----------
                                                      4,811,658
                                                     ----------
TOTAL U.S. GOVERNMENT AND GOVERNMENT
 AGENCY OBLIGATIONS
 (COST $16,218,579)....................              16,019,132
                                                     ----------

---------------------------------------------------------------
 CORPORATE OBLIGATIONS  - 26.8%
AUTO MANUFACTURERS  - 1.0%
DaimlerChrysler North American
 Holdings, 4.05%, 6/4/08...............   350,000       339,798
                                                     ----------
BANKS  - 0.9%
Sovereign Bank, 5.125%, 3/15/13........   300,000       294,146
                                                     ----------
FINANCE  - 9.3%
American General Finance, 4.875%,
 5/15/10...............................   500,000       494,441
Ford Motor Credit Corp., 5.80%,
 1/12/09...............................   475,000       435,029
General Motors Acceptance Corp., 4.50%,
 7/15/06 (c)...........................   250,000       247,100
General Motors Acceptance Corp.,
 4.375%, 12/10/07......................   500,000       472,045
J.P. Morgan Chase & Co., 5.15%,
 10/1/15...............................   350,000       341,004
MBNA Europe Funding PLC, 3.88%, 9/7/07,
 (a) (b)...............................   600,000       599,881
Met Life Global Funding, 4.50%, 5/5/10,
 (b)...................................   450,000       440,921
                                                     ----------
                                                      3,030,421
                                                     ----------
MEDIA  - 2.7%
AOL Time Warner, Inc., 6.875%,
 5/1/12................................   500,000       535,179
Tribune Co., 4.875%, 8/15/10...........   350,000       341,597
                                                     ----------
                                                        876,776
                                                     ----------
PHARMACEUTICALS  - 1.0%
American Home Products, 6.95%,
 3/15/11...............................   300,000       323,345
                                                     ----------

---------------------------------------------------------------
 CORPORATE OBLIGATIONS, CONTINUED
                                         SHARES OR
                                         PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------   ----------
REAL ESTATE  - 1.2%
Erp Operating LP, 5.125%, 3/15/16......   400,000       387,950
                                                     ----------
RETAIL  - 3.7%
Fred Meyer, Inc., 7.45%, 3/1/08........   400,000       418,470
May Department Stores Co., 5.75%,
 7/15/14...............................   800,000       799,380
                                                     ----------
                                                      1,217,850
                                                     ----------
TELECOMMUNICATIONS  - 3.6%
Comcast Corp., 4.95%, 6/15/16..........   400,000       371,531
SBC Communications, Inc., 6.25%,
 3/15/11...............................   400,000       416,439
Verizon Pennsylvania, Inc., 5.65%,
 11/15/11..............................   400,000       397,192
                                                     ----------
                                                      1,185,162
                                                     ----------
TRANSPORTATION  - 3.4%
Burlington Northern Santa Fe Railway
 Co., 4.83%, 1/15/23...................   600,000       590,646
Union Pacific Railroad, 5.08%,
 1/2/29................................   550,000       537,240
                                                     ----------
                                                      1,127,886
                                                     ----------
TOTAL CORPORATE OBLIGATIONS (COST
 $8,950,792)...........................               8,783,334
                                                     ----------

---------------------------------------------------------------
 COLLATERALIZED MORTGAGE OBLIGATIONS  - 10.3%
Citigroup Mortgage Loan Trust, Inc.
 2005-WF2 AF2, 4.92%, 8/25/35..........   426,686       424,549
Countrywide Alternative Loan Trust
 2004-30CB 3A1, 5.00%, 2/25/20.........   708,898       700,954
Countrywide Home Loans 2005-HYB8 2A1,
 5.41%, 12/31/49, (a)..................   490,000       490,306
FHLB Series 00-0582, Class H, 4.75%,
 10/25/10..............................   488,484       485,739
Freddie Mac 2962 CJ, 5.50%, 11/15/23...   900,421       906,392
Greenwich Capital Commercial Funding
 Corp., 5.12%, 4/10/37.................   360,000       359,775
                                                     ----------
TOTAL COLLATERALIZED MORTGAGE
 OBLIGATIONS (COST $3,391,164).........               3,367,715
                                                     ----------

---------------------------------------------------------------
 ASSET BACKED SECURITIES  - 10.2%
Asset Backed Funding Certificates 2003-
 AHL1 A1, 3.68%, 3/25/33...............    502,170      487,738
Capital Auto Receivables Asset Trust
 2003-2 CL A4A, 1.96%, 1/15/09.........    400,000      392,198
Carmax Auto Owner Trust, 3.00%,
 9/15/08...............................  1,250,000    1,230,631
Chase Issuance Trust 2005-A8, 4.01%,
 10/15/12, (a).........................    500,000      500,000
DaimlerChrysler Auto Trust 2005-B A3,
 4.04%, 9/8/09.........................    750,000      741,975
                                                     ----------
TOTAL ASSET BACKED SECURITIES (COST
 $3,383,627)...........................               3,352,542
                                                     ----------

---------------------------------------------------------------
 INVESTMENT COMPANIES  - 2.3%
HSBC Investor Money Market Fund
 Class Y Shares*.......................   746,417       746,417
                                                     ----------
TOTAL INVESTMENT COMPANIES
 (COST $746,417).......................                 746,417
                                                     ----------

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    74

 HSBC INVESTOR LIMITED MATURITY PORTFOLIO
--------------------------------------------------------------------------------
 SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2005 (CONTINUED)

---------------------------------------------------------------
 SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN  - 1.9%

                                         PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------   ----------
Pool of various securities for HSBC
 Family of Funds -- Note 2 -- Security
 Loans.................................   629,969       629,969
                                                     ----------
TOTAL SECURITIES HELD AS COLLATERAL FOR
 SECURITIES ON LOAN (COST $629,969)....                 629,969
                                                     ----------
TOTAL INVESTMENTS (COST $33,320,548)  -
 100.3%................................              32,899,109
                                                     ----------
                                                     ----------

---------

Percentages indicated are based on net assets of $32,809,686.

(a) Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented in this report represent the rates that were in effect on October 31, 2005. The maturity dates presented reflect the final maturity date. However, each of these securities contains put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

(b) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the investment manager based on procedures approved by the Board of Trustees.

(c) All or a portion of the security was on loan as of October 31, 2005.

*    Investment in affiliate.

75    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

                                            HSBC INVESTOR FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
                           SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2005

----------------------------------------------------------------
 U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS  -  43.4%

                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
FEDERAL HOME LOAN MORTGAGE CORP.  - 14.8%
Pool #C00368, 8.50%, 10/1/24..........     44,602         48,493
Pool #C00922, 8.00%, 2/1/30...........    298,755        318,325
Pool #C54447, 7.00%, 7/1/31...........     52,857         55,183
Pool #C60712, 6.50%, 11/1/31..........    702,412        721,502
Pool #C80387, 6.50%, 4/1/26...........     44,442         45,761
Pool #D62926, 6.50%, 8/1/25...........     32,379         33,338
Pool #G00951, 6.00%, 7/1/28...........    399,138        404,268
Pool #G01317, 7.00%, 10/1/31..........    250,566        261,593
Pool #G01740, 5.50%, 12/1/34..........  11,519,674    11,380,074
Pool #G01857, 5.00%, 10/1/33..........  2,284,386      2,206,619
Pool #G01858, 5.00%, 7/1/34...........  2,802,521      2,702,448
                                                     -----------
                                                      18,177,604
                                                     -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION  - 15.5%
Pool #253438, 8.50%, 9/1/30...........     81,673         88,610
Pool #329530, 7.00%, 12/1/25..........    121,647        127,560
Pool #329655, 7.00%, 11/1/25..........     65,106         68,271
Pool #356905, 5.36%, 10/1/36, (a).....    360,425        368,441
Pool #398958, 6.50%, 10/1/12..........     97,522        100,739
Pool #535332, 8.50%, 4/1/30...........     69,829         75,773
Pool #535440, 8.50%, 8/1/30...........     79,129         85,850
Pool #535608, 9.50%, 4/1/30...........    150,783        166,243
Pool #548965, 8.50%, 7/1/30...........     72,134         78,260
Pool #568486, 7.00%, 1/1/31...........     40,526         42,396
Pool #573752, 8.50%, 2/1/31...........     66,235         71,861
Pool #575328, 6.50%, 4/1/31...........     95,961         98,690
Pool #623129, 6.50%, 1/1/32...........  1,168,229      1,201,451
Pool #725232, 5.00%, 3/1/34...........  1,895,784      1,830,989
Pool #735224, 5.50%, 2/1/35...........  5,122,852      5,061,959
Pool #781560, 4.49%, 10/1/34..........  1,914,184      1,886,911
Pool #817347, 6.00%, 7/1/35...........  2,628,707      2,652,000
Pool #827171, 6.00%, 6/1/35...........  4,831,097      4,873,904
                                                     -----------
                                                      18,879,908
                                                     -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION  - 0.5%
Pool #346406, 7.50%, 2/15/23..........     79,445         84,693
Pool #412530, 7.50%, 12/15/25.........    127,161        135,132
Pool #780804, 10.00%, 12/15/20........     99,860        110,987
Pool #780826, 9.50%, 5/15/18..........     58,324         64,144
Pool #781300, 7.00%, 6/15/31..........    222,684        234,140
                                                     -----------
                                                         629,096
                                                     -----------
U.S. TREASURY BONDS  - 2.8%
5.375%, 2/15/31.......................  3,150,000      3,435,469
                                                     -----------
U.S. TREASURY NOTES  - 9.8%
4.00%, 9/30/07........................  1,650,000      1,638,270
4.125%, 8/15/08.......................  1,300,000      1,290,351
3.875%, 9/15/10.......................    760,000        740,109
4.25%, 8/15/15 (e)....................  8,510,000      8,303,897
                                                     -----------
                                                      11,972,627
                                                     -----------
TOTAL U.S. GOVERNMENT AND GOVERNMENT
 AGENCY OBLIGATIONS (COST
 $53,757,787).........................                53,094,704
                                                     -----------

----------------------------------------------------------------
 CORPORATE OBLIGATIONS  - 30.6%
                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
AUTO MANUFACTURERS  - 1.0%
DaimlerChrysler North American
 Holdings, 4.05%, 6/4/08..............  1,275,000      1,237,835
                                                     -----------
BANKS  - 0.9%
Sovereign Bank, 5.125%, 3/15/13.......  1,075,000      1,054,025
                                                     -----------
BUSINESS SERVICES  - 0.9%
Xerox Corp., 9.75%, 1/15/09...........  1,000,000      1,105,000
                                                     -----------
CHEMICALS  - 1.7%
Nova Chemicals Corp., 7.00%,
 5/15/06..............................  1,200,000      1,209,000
Nova Chemicals Corp., 7.40%, 4/1/09...    900,000        913,500
                                                     -----------
                                                       2,122,500
                                                     -----------
FINANCE  - 8.8%
American General Finance, 4.875%,
 5/15/10..............................  2,100,000      2,076,650
Ford Motor Credit Corp., 5.80%,
 1/12/09 (e)..........................  1,600,000      1,465,362
General Motors Acceptance Corp.,
 4.375%, 12/10/07.....................  1,900,000      1,793,771
J.P. Morgan Chase & Co., 5.15%,
 10/1/15..............................  1,350,000      1,315,300
J.P. Morgan Chase XVII, 5.85%,
 8/1/35...............................    500,000        472,110
MBNA Europe Funding PLC, 3.88%,
 9/7/07, (a) (b)......................  2,200,000      2,199,561
Met Life Global Funding, 4.50%,
 5/5/10, (b)..........................  1,500,000      1,469,738
                                                     -----------
                                                      10,792,492
                                                     -----------
MEDIA  - 1.1%
Tribune Co., 4.875%, 8/15/10..........  1,350,000      1,317,589
                                                     -----------
MEDICAL  - 0.8%
HCA, Inc., 6.95%, 5/1/12..............  1,000,000      1,018,820
                                                     -----------
PHARMACEUTICALS  - 1.1%
American Home Products, 6.95%,
 3/15/11..............................  1,250,000      1,347,270
                                                     -----------
REAL ESTATE  - 1.0%
Erp Operating LP, 5.125%, 3/15/16.....  1,250,000      1,212,345
                                                     -----------
RETAIL  - 3.9%
Fred Meyer, Inc., 7.45%, 3/1/08.......  1,500,000      1,569,263
May Department Stores Co., 6.65%,
 7/15/14..............................  3,200,000      3,233,804
                                                     -----------
                                                       4,803,067
                                                     -----------
TELECOMMUNICATIONS  - 7.0%
AOL Time Warner, Inc., 7.70%,
 5/1/32...............................  1,500,000      1,708,339
AT&T Wireless Services, Inc., 8.75%,
 3/1/31...............................    650,000        847,633
Comcast Corp., 4.95%, 6/15/16.........  1,400,000      1,300,359
SBC Communications, Inc., 6.25%,
 3/15/11..............................  1,450,000      1,509,589
Time Warner Entertainment Co., 8.375%,
 3/15/23..............................    675,000        793,400
Verizon Global Funding Corp., 7.75%,
 12/1/30..............................    850,000        985,794
Verizon Pennsylvania, Inc., 5.65%,
 11/15/11.............................  1,400,000      1,390,173
                                                     -----------
                                                       8,535,287
                                                     -----------

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    76

 HSBC INVESTOR FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
 SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2005 (CONTINUED)

----------------------------------------------------------------
 CORPORATE OBLIGATIONS, CONTINUED
                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
TRANSPORTATION  - 2.4%
Burlington Northern Santa Fe Railway
 Co., 7.57%, 1/2/21...................    327,035        373,261
Burlington Northern Santa Fe Railway
 Co., 4.83%, 1/15/23..................  1,100,000      1,082,851
Union Pacific Corp., 6.85%, 1/2/19....    451,336        489,510
Union Pacific Railroad, 5.08%,
 1/2/29...............................  1,050,000      1,025,640
                                                     -----------
                                                       2,971,262
                                                     -----------
TOTAL CORPORATE OBLIGATIONS (COST
 $38,335,343).........................                37,517,492
                                                     -----------

----------------------------------------------------------------
 COLLATERALIZED MORTGAGE OBLIGATIONS  - 15.6%
Banc of America Commercial Mortgage,
 Inc. 00 2 A2, 7.20%, 5/15/10.........    675,000        726,153
Chase Commercial Mortgage Securities
 Corp. 99 2 A2, 7.20%, 1/15/32........    700,000        751,717
Citigroup Mortgage Loan Trust, Inc.
 2005-WF2 AF2, 4.92%, 8/25/35.........  1,351,171      1,344,405
Countrywide Alternative Loan Trust
 2004-30CB 3A1, 5.00%, 2/25/20........  2,543,172      2,514,673
Countrywide Home Loans 2005-HYB8 2A1,
 5.41%, 12/31/49, (a).................  1,840,000      1,841,150
DLJ Mortgage Acceptance Corp. IO 97
 CF1 S, 0.91%, 5/15/30, (b) (c).......    497,419          4,900
Fannie Mae IO 00 16 PS, 4.56%,
 10/25/29, (c)........................    101,337          6,206
Fannie Mae IO 01 4 SA, 3.58%,
 2/17/31, (c).........................    350,150         20,855
Fannie Mae IO 200 32 SV, 4.62%,
 3/18/30, (c).........................     48,440          2,172
Fannie Mae IO 270 2, 8.50%, 9/1/23,
 (c)..................................     74,943         18,391
Fannie Mae IO 296 2, 8.00%, 4/1/24,
 (c)..................................     83,848         19,538
Fannie Mae IO 306 2, 8.00%, 5/1/30,
 (c)..................................    110,914         26,099
FHA Weyerhauser, 7.43%, 1/1/24, (d)
 (f)..................................     78,037         78,037
First Union-Chase Commercial Mortgage
 99 C2 A2, 6.645%, 6/15/31............    582,622        607,740
Freddie Mac 2894 QA, 5.50%,
 12/15/24.............................  4,047,957      4,089,291
Freddie Mac 2962 CJ, 5.50%,
 11/15/23.............................  3,317,340      3,339,340
Freddie Mac IO 1534 K, 3.40%,
 6/15/23, (c).........................    231,789         12,583
Freddie Mac IO 2141 SD, 4.18%,
 4/15/29, (c).........................    165,707         16,224
Freddie Mac IO 2247 SC, 3.53%,
 8/15/30, (c).........................    112,472          4,330
GE Capital Commercial Mortgage Corp.
 01 1 A1, 6.08%, 5/15/33..............    215,244        219,552
GMAC Commercial Mortgage Securities,
 Inc. 98 C2 A2, 6.42%, 5/15/35........    571,792        590,172
GMAC Commercial Mortgage Securities,
 Inc. IO 96 C1 X2, 2.08%,
 10/15/28, (c)........................    188,706          1,882
Government National Mortgage
 Association IO 99 29 SD, 4.03%,
 3/16/26, (c).........................      5,511             11
Government National Mortgage
 Association IO 99 30 S, 4.63%,
 8/16/29, (c).........................    112,397          8,825
Government National Mortgage
 Association IO 99 30 SA, 4.03%,
 4/16/29, (c).........................    145,516          9,532
Government National Mortgage
 Association IO 99 32 SB, 4.03%,
 7/16/27, (c).........................     52,862          1,294


----------------------------------------------------------------
 COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED

                                        SHARES OR
                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
Greenwich Capital Commercial Funding
 Corp., 5.12%, 4/10/37................  1,350,000      1,349,156
GS Mortgage Securities Corp. IO 97 GL
 X2, 0.90%, 7/13/30, (c)..............    367,626          4,695
LB-UBS Commercial Mortgage Trust 00 C3
 A1, 7.95%, 7/15/09...................    212,057        218,483
PNC Mortgage Acceptance Corp. 00 C2
 A2, 7.30%, 10/12/33..................    600,000        648,731
Salomon Brothers Mortgage Securities
 VII 00 C3 A2, 6.59%, 12/18/33........    650,000        686,135
                                                     -----------
TOTAL COLLATERALIZED MORTGAGE
 OBLIGATIONS (COST $19,172,949).......                19,162,272
                                                     -----------

----------------------------------------------------------------
 ASSET BACKED SECURITIES  - 8.7%
Asset Backed Funding Certificates
 2003-AHL1 A1, 3.68%, 3/25/33.........  1,763,872      1,713,178
Capital Auto Receivables Asset Trust
 2003-2 CL A4A, 1.96%, 1/15/09........  1,450,000      1,421,719
DaimlerChrysler Auto Trust 2004-C A4,
 3.28%, 12/8/09.......................  1,500,000      1,455,253
DaimlerChrysler Auto Trust 2005-B A3,
 4.04%, 9/8/09........................    950,000        939,835
Peco Energy Transition Trust 00 A A3,
 7.625%, 3/1/10.......................    600,000        648,023
Union Acceptance Corp. 01 C B, 4.73%,
 11/9/09..............................  2,500,000      2,501,344
WFS Financial Owner Trust 2004-3 A3,
 3.30%, 4/17/09.......................  2,000,000      1,974,292
                                                     -----------
TOTAL ASSET BACKED SECURITIES (COST
 $10,696,796).........................                10,653,644
                                                     -----------

----------------------------------------------------------------
 INVESTMENT COMPANIES  - 0.8%
HSBC Investor Money Market Fund
 Class Y Shares *.....................  1,011,001      1,011,001
                                                     -----------
TOTAL INVESTMENT COMPANIES (COST
 $1,011,001)..........................                 1,011,001
                                                     -----------

----------------------------------------------------------------
 MUNICIPAL BONDS  - 0.7%
URBAN AND COMMUNITY DEVELOPMENT  - 0.7%
Louisiana Local Government
 Environmental Facilities & Community
 Development (LOC AMBAC), 6.30%,
 7/1/30...............................    850,000        882,521
                                                     -----------
TOTAL MUNICIPAL BONDS
 (COST $931,100)......................                   882,521
                                                     -----------

----------------------------------------------------------------
 SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN  - 6.0%
Pool of various securities for HSBC
 Family of Funds -- Note 2 --
 Security Loans.......................  7,362,043      7,362,043
                                                     -----------
TOTAL SECURITIES HELD AS COLLATERAL
 FOR SECURITIES ON LOAN (COST
 $7,362,043)..........................                 7,362,043
                                                     -----------
TOTAL INVESTMENTS
 (COST $131,267,019)  - 105.8%........               129,683,677
                                                     -----------
                                                     -----------

---------

Percentages indicated are based on net assets of $122,529,780.

77    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

                                            HSBC INVESTOR FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
               SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2005 (CONTINUED)

(a) Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented in this report represents the rates that were in final on October 31, 2005. The maturity dates presented reflect the stated maturity dates. However, each of these securities contains put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

(b) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the investment manager based on procedures approved by the Board of Trustees.

(c) Interest-only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an Interest-Only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The interest rate presented represents the rates that were in effect on October 31, 2005. The principal amount shown is the notional amount of the underlying mortgages.

(d) Rule 144a, section 4(2) or other security which is restricted as to resale to institutional investors. The Investment Advisor, using Board approved procedures, has deemed these securities to be illiquid. Represents 0.06% of net assets.

(e) All or a portion of the security was on loan as of October 31, 2005.

(f) Security was fair valued (See note 2) as of October 31, 2005.

*    Investment in affiliate.

AMBAC  - American Municipal Bank Assurance Corp.

LOC  - Letter of Credit

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    78

 HSBC INVESTOR GROWTH PORTFOLIO
--------------------------------------------------------------------------------
 SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2005

-----------------------------------------------------------------
 COMMON STOCKS  - 97.8%
                                            SHARES      VALUE($)
                                           ---------   ----------
AEROSPACE & DEFENSE  - 3.2%
General Dynamics Corp....................     10,650    1,238,595
The Boeing Co............................      5,600      361,984
                                                       ----------
                                                        1,600,579
                                                       ----------
BIOTECHNOLOGY  - 4.4%
Amgen, Inc. (a)..........................     19,050    1,443,228
Gilead Sciences, Inc. (a)................     15,500      732,375
                                                       ----------
                                                        2,175,603
                                                       ----------
BUSINESS SERVICES  - 3.0%
Paychex, Inc.............................     37,800    1,465,128
                                                       ----------
CHEMICALS  - 2.3%
Monsanto Co..............................     18,150    1,143,632
                                                       ----------
COMPUTER SOFTWARE  - 9.2%
Adobe Systems, Inc.......................     18,600      599,850
Automatic Data Processing, Inc...........     25,250    1,178,165
EMC Corp. (a)............................     33,550      468,358
Microsoft Corp...........................     71,850    1,846,544
SAP AG...................................     10,700      459,458
                                                       ----------
                                                        4,552,375
                                                       ----------
COMPUTERS  - 1.2%
Apple Computer, Inc. (a).................     10,650      613,334
                                                       ----------
CONSUMER PRODUCTS  - 3.0%
Harman International Industries, Inc.....      4,950      494,307
The Procter & Gamble Co..................     17,950    1,005,021
                                                       ----------
                                                        1,499,328
                                                       ----------
DIVERSIFIED MANUFACTURING OPERATIONS  - 3.4%
General Electric Co......................     50,062    1,697,602
                                                       ----------
ELECTRONIC COMPONENTS &
 SEMICONDUCTORS  - 3.3%
Broadcom Corp. (a).......................     11,000      467,060
Maxim Integrated Products, Inc...........     11,400      395,352
Microchip Technology, Inc................     25,150      758,776
                                                       ----------
                                                        1,621,188
                                                       ----------
FINANCIAL SERVICES  - 17.0%
American Express Co......................      8,900      442,953
Franklin Resources, Inc..................     16,100    1,422,757
Goldman Sachs Group, Inc.................      4,150      524,436
Legg Mason, Inc..........................     15,000    1,609,649
Moody's Corp.............................     11,000      585,860
Robert Half International, Inc...........     22,650      835,332
SLM Corp.................................     39,400    2,187,881
The Chicago Mercantile Exchange Holdings,
 Inc.....................................      2,050      748,558
                                                       ----------
                                                        8,357,426
                                                       ----------
HEALTH CARE  - 8.4%
DENTSPLY International, Inc..............      7,100      391,494
Medtronic, Inc...........................     20,700    1,172,862
Stryker Corp.............................     11,850      486,680
UnitedHealth Group, Inc..................     36,500    2,112,985
                                                       ----------
                                                        4,164,021
                                                       ----------

-----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                            SHARES      VALUE($)
                                           ---------   ----------
HOTELS & LODGING  - 1.5%
Las Vegas Sands Corp. (a)................      6,700      229,810
Starwood Hotels & Resorts Worldwide,
 Inc.....................................      8,700      508,341
                                                       ----------
                                                          738,151
                                                       ----------
INTERNET RELATED  - 6.5%
eBay, Inc. (a)...........................     11,800      467,280
Google, Inc., Class A (a)................      6,050    2,251,447
Yahoo!, Inc. (a).........................     13,850      512,035
                                                       ----------
                                                        3,230,762
                                                       ----------
MEDICAL & HEALTH PRODUCTS  - 3.8%
Genentech, Inc. (a)......................     20,929    1,896,167
                                                       ----------
OIL & GAS  - 8.6%
Baker Hughes, Inc........................     16,150      887,604
Schlumberger Ltd.........................     19,750    1,792,708
Smith International, Inc.................     48,200    1,561,680
                                                       ----------
                                                        4,241,992
                                                       ----------
PHARMACEUTICALS  - 6.7%
Alcon, Inc...............................      8,400    1,116,360
Allergan, Inc............................      4,350      388,455
Johnson & Johnson........................     28,550    1,787,801
                                                       ----------
                                                        3,292,616
                                                       ----------
RETAIL  - 9.7%
Advance Auto Parts (a)...................     10,025      375,938
Best Buy Co., Inc........................      9,875      437,068
CVS Corp.................................     16,750      408,868
Home Depot, Inc..........................     20,750      851,579
Staples, Inc.............................     22,775      517,676
Walgreen Co..............................     40,017    1,817,971
Weight Watchers International, Inc.
 (a).....................................      6,600      346,962
                                                       ----------
                                                        4,756,062
                                                       ----------
TELECOMMUNICATIONS  - 1.1%
QUALCOMM, Inc............................     13,200      524,832
                                                       ----------
TRANSPORTATION  - 1.5%
Expeditors International of Washington,
 Inc.....................................     12,300      746,241
                                                       ----------
TOTAL COMMON STOCKS
 (COST $42,329,616)......................              48,317,039
                                                       ----------


-----------------------------------------------------------------
 INVESTMENT COMPANIES  - 2.2%
                                            SHARES      VALUE($)
                                           ---------   ----------
HSBC Investor Money Market Fund Class Y
 Shares*.................................  1,106,735    1,106,735
                                                       ----------
TOTAL INVESTMENT COMPANIES (COST
 $1,106,735).............................               1,106,735
                                                       ----------
TOTAL INVESTMENTS
 (COST $43,436,351)  - 100.0%............              49,423,774
                                                       ----------
                                                       ----------

---------

Percentages indicated are based on net assets of $49,414,699.

(a) Represents non-income producing security.

 * Investment in affiliate.

79    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

                                                   HSBC INVESTOR VALUE PORTFOLIO
--------------------------------------------------------------------------------
                           SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2005

----------------------------------------------------------------
 COMMON STOCKS  - 97.5%
                                            SHARES     VALUE($)
                                            -------   ----------
AEROSPACE & DEFENSE  - 7.9%
Lockheed Martin Corp......................   24,600    1,489,776
Northrop Grumman Corp.....................   32,600    1,748,990
Raytheon Co...............................   28,300    1,045,685
                                                      ----------
                                                       4,284,451
                                                      ----------
BANKING  - 4.8%
Bank of America Corp......................   23,600    1,032,264
Wells Fargo & Co..........................   25,800    1,553,160
                                                      ----------
                                                       2,585,424
                                                      ----------
BUSINESS SERVICES  - 2.5%
Pitney Bowes, Inc.........................   32,100    1,350,768
                                                      ----------
COMPUTER SOFTWARE  - 7.1%
Computer Associates International, Inc....   87,100    2,436,187
Microsoft Corp............................   54,300    1,395,510
                                                      ----------
                                                       3,831,697
                                                      ----------
CONGLOMERATES  - 1.9%
Loews Corp................................   11,200    1,041,376
                                                      ----------
CONSUMER PRODUCTS  - 7.3%
Altria Group, Inc.........................   29,200    2,191,460
Kimberly-Clark Corp.......................   31,000    1,762,040
                                                      ----------
                                                       3,953,500
                                                      ----------
DIVERSIFIED MANUFACTURING OPERATIONS  -
 2.1%
Ingersoll-Rand Co.........................   29,800    1,126,142
                                                      ----------
ELECTRONIC COMPONENTS & SEMICONDUCTORS  -
 3.7%
Agilent Technologies, Inc. (a)............   62,900    2,013,429
                                                      ----------
FINANCIAL SERVICES  - 17.0%
Citigroup, Inc............................   36,707    1,680,446
Countrywide Financial Corp................   76,600    2,433,582
Fannie Mae................................   44,000    2,090,880
Genworth Financial, Inc., Class A.........   28,000      887,320
J.P. Morgan Chase & Co....................   39,150    1,433,673
MGIC Investment Corp......................   11,800      699,032
                                                      ----------
                                                       9,224,933
                                                      ----------
GAS & ELECTRIC UTILITY  - 1.5%
Dominion Resources, Inc...................   11,000      836,880
                                                      ----------
INSURANCE  - 8.1%
Aetna, Inc................................   12,400    1,098,144
AON Corp..................................   26,900      910,565
Radian Group, Inc.........................   21,400    1,114,940
The Hartford Financial Services Group,
 Inc......................................   15,700    1,252,075
                                                      ----------
                                                       4,375,724
                                                      ----------

----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                            SHARES     VALUE($)
                                            -------   ----------
MEDIA  - 5.3%
Liberty Media Corp., Class A (a)..........  100,350      799,790
Viacom, Inc., Class B.....................   66,100    2,047,117
                                                      ----------
                                                       2,846,907
                                                      ----------
METALS & MINING  - 6.2%
Barrick Gold Corp.........................   62,700    1,583,175
POSCO ADR.................................   11,800      605,222
Rio Tinto PLC ADR.........................    7,500    1,144,650
                                                      ----------
                                                       3,333,047
                                                      ----------
OIL & GAS  - 12.6%
Burlington Resources, Inc.................    9,500      686,090
ConocoPhillips............................   14,082      920,681
Kerr-McGee Corp...........................   33,589    2,856,409
Noble Energy, Inc.........................   59,000    2,362,950
                                                      ----------
                                                       6,826,130
                                                      ----------
PAPER PRODUCTS  - 1.4%
International Paper Co....................   26,800      782,024
                                                      ----------
TELECOMMUNICATIONS  - 6.0%
BellSouth Corp............................   36,050      938,021
Motorola, Inc.............................   72,000    1,595,520
Sprint Nextel Corp........................   30,600      713,286
                                                      ----------
                                                       3,246,827
                                                      ----------
TRANSPORTATION  - 2.1%
Union Pacific Corp........................   16,700    1,155,306
                                                      ----------
TOTAL COMMON STOCKS
 (COST $45,949,150).......................            52,814,565
                                                      ----------

----------------------------------------------------------------
 INVESTMENT COMPANIES  - 0.6%
                                            SHARES     VALUE($)
                                            -------   ----------
HSBC Investor Money Market Fund
 Class Y Shares*..........................  312,264      312,264
                                                      ----------
TOTAL INVESTMENT COMPANIES
 (COST $312,264)..........................               312,264
                                                      ----------
TOTAL INVESTMENTS
 (COST $46,261,414)  - 98.1%..............            53,126,829
                                                      ----------
                                                      ----------

---------

Percentages indicated are based on net assets of $54,150,448.
 *  Investment in Affiliate
(a) Represents non-income producing security.
ADR - American Depositary Receipt

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    80

 HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
 SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2005

----------------------------------------------------------------
 COMMON STOCKS  - 98.5%
                                          SHARES      VALUE($)
                                         ---------   -----------
AUSTRALIA  - 1.1%
BlueScope Steel Ltd....................    96,800        616,221
Macquarie Airports.....................   699,400      1,574,606
Macquarie Infrastructure Group.........   154,500        397,394
                                                     -----------
                                                       2,588,221
                                                     -----------
AUSTRIA  - 0.5%
Omv AG.................................    20,500      1,105,950
                                                     -----------
BELGIUM  - 1.7%
Delhaize Group.........................    51,900      3,008,743
KBC Bankverzekeringsholding............    11,300        920,875
                                                     -----------
                                                       3,929,618
                                                     -----------
BRAZIL  - 2.1%
Braskem SA-Pref (b)....................    40,000        344,843
CIA de Saneamento Basico do Estado de
 Sao Paulo.............................  7,710,000       493,032
Gerdau SA ADR..........................    50,100        679,857
Petroleo Brasileiro SA ADR.............    27,700      1,589,149
Unibanco GDR...........................    13,000        679,900
Usinas Siderurgicas de Minas Gerais
 SA....................................    30,200        610,495
Votorantim Celulos Papel SA ADR........    34,250        409,973
                                                     -----------
                                                       4,807,249
                                                     -----------
CANADA  - 2.3%
Canadian Natural Resources.............    43,400      1,774,886
EnCana Corp............................    30,000      1,371,951
Nexen, Inc.............................    20,000        823,171
Teck Cominco Ltd., B shares............    32,300      1,361,152
                                                     -----------
                                                       5,331,160
                                                     -----------
CHINA  - 0.1%
China Petroleum & Chemical Corp........   592,000        239,076
                                                     -----------
FINLAND  - 0.5%
Sampo OYJ, Class A.....................    77,000      1,181,124
                                                     -----------
FRANCE  - 10.9%
Assurances Generales de France.........    36,800      3,504,532
BNP Paribas SA.........................    15,800      1,198,226
Credit Agricole SA.....................    75,900      2,225,300
France Telecom SA......................    32,800        852,631
Renault SA.............................    55,300      4,788,787
Sanofi-Aventis.........................    57,800      4,630,180
Societe Generale.......................    33,700      3,848,704
Thomson SA.............................    58,900      1,110,378
Total SA, B Shares.....................    11,700      2,944,053
                                                     -----------
                                                      25,102,791
                                                     -----------
GERMANY  - 6.7%
Continental AG.........................    51,400      3,928,072
E.ON AG................................    41,000      3,714,684
Fresenius Medical Care AG..............    22,800      2,058,314
MAN AG.................................    66,000      3,060,449
Muenchener Rueckversicherungs-
 Gesellschaft AG.......................    22,400      2,629,530
                                                     -----------
                                                      15,391,049
                                                     -----------
HUNGARY  - 0.4%
MOL Magyar Olaj -- es Gazipari Rt.
 GDR...................................     9,600        904,800
                                                     -----------

----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                          SHARES      VALUE($)
                                         ---------   -----------
IRELAND  - 0.7%
Depfa Bank plc.........................    96,470      1,504,564
                                                     -----------
ISRAEL  - 0.5%
Bank Hapoalim BM.......................   286,600      1,098,642
                                                     -----------
ITALY  - 1.9%
ENI SpA................................   166,500      4,456,335
                                                     -----------
JAPAN  - 24.4%
Canon, Inc.............................    89,300      4,727,388
East Japan Railway Co..................       102        606,134
Hitachi, Ltd...........................   144,000        886,868
Honda Motor Co., Ltd...................    96,600      5,373,359
ITOCHU Corp............................   317,000      2,173,147
Japan Tobacco, Inc.....................       240      3,794,856
JFE Holdings, Inc......................   121,400      3,771,805
Kobe Steel, Ltd........................   958,000      2,830,925
Kyocera Corp...........................    11,400        739,491
Mitsubishi UFJ Financial Group, Inc....       133      1,671,891
Mitsui Chemicals, Inc..................   310,000      1,857,499
Nippon Mining Holdings, Inc............   360,000      2,673,254
Nissan Motor Co., Ltd..................   225,100      2,360,275
ORIX Corp..............................    27,800      5,213,614
Sanyo Shinpan Finance Co., Ltd.........    26,900      1,957,695
Sega Sammy Holdings, Inc...............     9,800        352,698
Sega Sammy Holdings, Inc. (b)..........     9,800        352,797
Sony Corp..............................    12,510        408,770
Sumitomo Metal Industries, Ltd.........   294,000      1,018,033
Sumitomo Mitsui Financial Group,
 Inc...................................       598      5,523,745
The Tokyo Electric Power Co., Inc......    90,600      2,253,088
Tokyo Gas Co., Ltd.....................   529,000      2,080,678
Toyota Motor Corp......................    51,600      2,393,128
UNY Co., Ltd...........................    90,000      1,121,975
                                                     -----------
                                                      56,143,113
                                                     -----------
LUXEMBOURG  - 2.2%
Arcelor................................   211,180      5,014,193
                                                     -----------
NETHERLANDS  - 4.5%
ABN AMRO Holding NV....................    44,453      1,051,350
European Aeronautic Defence and Space
 Co....................................    79,660      2,759,807
ING Groep NV...........................   190,468      5,492,775
Royal Dutch Shell plc, A Shares........    33,600      1,035,958
                                                     -----------
                                                      10,339,890
                                                     -----------
PHILIPPINES  - 0.3%
Philippine Long Distance Telephone
 Co....................................    21,000        641,110
                                                     -----------
SINGAPORE  - 1.9%
Flextronics International Ltd. (b).....   162,400      1,508,696
Singapore Telecommunications Ltd.......  2,104,630     2,900,304
                                                     -----------
                                                       4,409,000
                                                     -----------
SOUTH AFRICA  - 0.8%
ABSA Group Ltd.........................    27,540        365,668
Sanlam Ltd.............................   554,040      1,021,108
Telkom South Africa Ltd................    28,000        529,052
                                                     -----------
                                                       1,915,828
                                                     -----------

81    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

                                    HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
               SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2005 (CONTINUED)

----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                          SHARES      VALUE($)
                                         ---------   -----------
SOUTH KOREA  - 2.5%
Hyundai Motor Co.......................    11,600        857,749
Industrial Bank of Korea GDR...........    88,300      1,081,675
Kookmin Bank ADR.......................    14,600        852,932
POSCO ADR..............................    34,200      1,754,118
Shinhan Financial Group Co., Ltd.
 ADR...................................    19,450      1,312,681
                                                     -----------
                                                       5,859,155
                                                     -----------
SPAIN  - 3.7%
Endesa SA..............................   155,800      3,867,995
Repsol YPF SA..........................   155,000      4,616,429
                                                     -----------
                                                       8,484,424
                                                     -----------
SWITZERLAND  - 1.8%
Credit Suisse Group....................    81,100      3,588,142
Micronas Semiconductor Holding AG
 (b)...................................    14,300        484,846
                                                     -----------
                                                       4,072,988
                                                     -----------
TAIWAN  - 1.4%
China Steel Corp. GDR..................    43,470        697,694
Compal Electronics, Inc. GDR...........   222,840      1,065,175
Far Eastone Telecommunications Co.,
 Ltd. GDR..............................    21,400        373,128
Gigabyte Technology Co., Ltd...........   270,112        224,669
Taiwan Semiconductor Manufacturing Co.,
 Ltd...................................   491,141        763,122
                                                     -----------
                                                       3,123,788
                                                     -----------
THAILAND  - 0.3%
PTT Public Company Ltd. plc............   121,400        726,732
                                                     -----------
TURKEY  - 0.1%
Ford Otomotiv Sanayi AS................    47,640        342,464
                                                     -----------
UNITED KINGDOM  - 25.2%
Aviva plc..............................   346,270      4,088,803
Barclays plc...........................   410,200      4,064,675
BP Amoco plc...........................   410,200      4,543,590
British Aerospace plc..................   485,500      2,840,581
British American Tobacco plc...........    28,000        616,085
Friends Provident plc..................   782,500      2,441,216
George Wimpey plc......................   244,600      1,772,262
Glaxosmithkline plc....................   133,600      3,474,475


----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                          SHARES      VALUE($)
                                         ---------   -----------
UNITED KINGDOM, CONTINUED
HBOS plc...............................   260,121      3,842,156
Intercontinental Hotels Group plc......   120,214      1,502,351
International Power plc................   300,000      1,231,847
Mitchells & Butlers plc................   119,800        769,498
Punch Taverns plc......................   185,000      2,394,991
Royal & Sun Alliance Insurance Group
 plc...................................   736,000      1,252,824
Royal Bank of Scotland Group plc.......   169,100      4,682,159
Royal Dutch Shell plc, B Shares........    45,973      1,499,509
Sainsbury plc..........................   410,062      2,025,468
Tate & Lyle plc........................   235,000      1,928,271
Taylor Woodrow plc.....................   361,600      2,004,519
Trinity Mirror plc.....................   145,600      1,534,559
Vodafone Group plc.....................  1,461,053     3,835,556
Whitbread plc..........................   145,200      2,416,537
Xstrata plc............................   146,000      3,344,512
                                                     -----------
                                                      58,106,444
                                                     -----------
TOTAL COMMON STOCKS
 (COST $187,403,528)...................              226,819,708
                                                     -----------

----------------------------------------------------------------
 CASH RESERVE  - 0.4%
Investors Bank Trust Cash Reserve......   937,632        937,632
                                                     -----------
TOTAL CASH RESERVE
 (COST $937,632).......................                  937,632
                                                     -----------

----------------------------------------------------------------
 RIGHTS & WARRANTS  - 0.0%
UNITED KINGDOM  - 0.0%
TI Automotive Ltd., Class A (b) (c)....   190,000              0
                                                     -----------
TOTAL RIGHTS & WARRANTS
 (COST $0).............................                        0
                                                     -----------
TOTAL INVESTMENTS
 (COST $188,341,160)  - 98.9%..........              227,757,340
                                                     -----------
                                                     -----------

---------
Percentages indicated are based on net assets of $230,229,852.
(a) Not used.
(b) Represents non-income producing security.
(c) Represents illiquid security.
ADR -- American Depositary Receipt
GDR -- Global Depositary Receipt

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    82

 HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
 SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2005 (CONTINUED)

                                                              PERCENT OF
INDUSTRY                                                      NET ASSETS
--------                                                      ----------
Aerospace & Defense.........................................      2.4%
Automotive..................................................      8.7%
Banking & Financial Services................................     22.7%
Building & Construction.....................................      1.6%
Chemicals...................................................      1.0%
Computer Related............................................      0.6%
Drugs -- Medical............................................      4.4%
Electrical..................................................      2.8%
Electronic Components & Semiconductors......................      2.1%
Energy......................................................      0.5%
Food & Beverage.............................................      0.9%
Insurance...................................................      7.0%
Leisure.....................................................      1.9%
Manufacturing...............................................      5.3%
Metals & Mining.............................................      9.4%
Multimedia..................................................      1.1%
Oil & Gas...................................................     15.7%
Paper Products..............................................      0.2%
Cash........................................................      0.4%
Retail......................................................      3.2%
Telecommunications..........................................      4.0%
Tobacco.....................................................      1.9%
Transportation Services.....................................      1.1%
                                                                ------
Total Investments...........................................     98.9%
                                                                ------
Other assets in excess of liabilities.......................      1.1%
                                                                ------
Net Assets..................................................    100.0%
                                                                ------
                                                                ------

83    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

--------------------------------------------------------------------------------
                                        HSBC INVESTOR SMALL CAP EQUITY PORTFOLIO
--------------------------------------------------------------------------------
               SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2005 (CONTINUED)

----------------------------------------------------------------
 COMMON STOCKS  - 98.7%
                                          SHARES      VALUE($)
                                        ----------   -----------
ADVERTISING  - 2.3%
Monster Worldwide, Inc. (a) (b).......    154,700      5,075,707
                                                     -----------
BANKING  - 4.3%
East West Bancorporation, Inc.........    112,000      4,288,480
Wintrust Financial Corp...............     95,200      5,110,336
                                                     -----------
                                                       9,398,816
                                                     -----------
BIOTECHNOLOGY  - 4.0%
Celgene Corp. (a).....................    154,100      8,645,010
                                                     -----------
COMMERCIAL SERVICES  - 4.2%
Alliance Data Systems Corp. (a).......    123,000      4,373,880
ValueClick, Inc. (a)..................    275,300      4,817,750
                                                     -----------
                                                       9,191,630
                                                     -----------
COMPUTER SOFTWARE  - 7.0%
CheckFree Corp. (a)...................     60,300      2,562,750
Satyam Computer Services Ltd. ADR.....     86,200      2,946,316
SRA International, Inc., Class A (a)
 (b)..................................    157,500      5,169,150
Transaction Systems Architects, Inc.,
 Class A (a)..........................    173,500      4,686,235
                                                     -----------
                                                      15,364,451
                                                     -----------
CONSULTING SERVICES  - 1.4%
LECG Corp. (a)........................    138,600      3,061,674
                                                     -----------
DIVERSIFIED MANUFACTURING OPERATIONS  - 8.6%
Actuant Corp., Class A................     98,300      4,787,210
AMETEK, Inc...........................    166,300      6,773,399
AptarGroup, Inc.......................     13,000        665,470
IDEX Corp.............................    140,100      5,606,802
Roper Industries, Inc.................     26,400        995,280
                                                     -----------
                                                      18,828,161
                                                     -----------
ELECTRONIC COMPONENTS & SEMICONDUCTORS  - 9.1%
Advanced Analogic Technologies, Inc.
 (a)..................................     92,000      1,002,800
Amphenol Corp., Class A...............     54,800      2,190,356
ATMI, Inc. (a)........................    108,800      2,971,328
Cognos, Inc. (a)......................     60,200      2,259,306
Power Integrations, Inc. (a)..........    133,700      2,822,407
Thermo Electron Corp. (a).............    188,300      5,684,777
Varian Semiconductor Equipment
 Associates, Inc. (a) (b).............     80,100      3,029,382
                                                     -----------
                                                      19,960,356
                                                     -----------
ENVIRONMENTAL SERVICES  - 5.5%
Pioneer Natural Resources Co..........     57,600      2,882,880
Republic Services, Inc., Class A......    153,900      5,440,365
Waste Connections, Inc. (a)...........    109,200      3,644,004
                                                     -----------
                                                      11,967,249
                                                     -----------
FINANCIAL SERVICES  - 2.2%
Affiliated Managers
 Group, Inc. (a) (b)..................     62,800      4,819,900
                                                     -----------
HEALTH CARE  - 16.9%
Advanced Medical Optics, Inc. (a).....    111,900      3,992,592
Amylin Pharmaceuticals Inc. (a).......     32,500      1,092,000
Charles River Laboratories (a)........     46,100      2,017,336
CYTYC Corp. (a).......................    151,000      3,827,850
Inamed Corp. (a)......................     97,900      6,960,690
Kinetic Concepts, Inc. (a)............     72,000      2,584,800
Manor Care, Inc. (b)..................    161,000      5,997,250
Omnicare, Inc. (b)....................    154,700      8,369,270
PacifiCare Health Systems, Inc. (a)...     27,700      2,281,372
                                                     -----------
                                                      37,123,160
                                                     -----------



----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                          SHARES      VALUE($)
                                        ----------   -----------

HOSPITALS  - 2.0%
Triad Hospitals, Inc. (a).............    103,800      4,269,294
                                                     -----------
INTERNET RELATED  - 1.6%
Concur Technologies, Inc. (a).........    226,300      3,057,313
RSA Security, Inc. (a)................     32,400        369,360
                                                     -----------
                                                       3,426,673
                                                     -----------
OIL & GAS  - 14.1%
Chesapeake Energy Corp................    149,000      4,782,900
Consol Energy, Inc....................     76,200      4,640,580
Denbury Resources, Inc. (a)...........    100,400      4,380,452
Massey Energy Co......................    186,900      7,489,083
Peabody Energy Corp...................     68,800      5,377,408
Smith International, Inc..............    130,500      4,228,200
                                                     -----------
                                                      30,898,623
                                                     -----------
PHARMACEUTICALS  - 4.7%
Elan Corp. plc ADR (a) (b)............    555,800      4,585,350
OSI Pharmaceuticals, Inc. (a) (b).....    160,100      3,730,330
Santarus, Inc. (a) (b)................    333,100      2,048,565
                                                     -----------
                                                      10,364,245
                                                     -----------
RETAIL  - 6.1%
Dick's Sporting Goods, Inc. (a) (b)...     75,300      2,253,729
P.F. Chang's China Bistro, Inc. (a)
 (b)..................................     41,700      1,907,358
Talbots, Inc..........................    137,300      3,582,157
Weight Watchers
 International, Inc. (a)..............     40,100      2,108,057
Williams-Sonoma, Inc. (a).............     86,600      3,386,926
                                                     -----------
                                                      13,238,227
                                                     -----------
TELECOMMUNICATIONS  - 3.0%
Polycom, Inc. (a).....................    279,600      4,277,880
Scientific-Atlanta, Inc...............     67,200      2,381,568
                                                     -----------
                                                       6,659,448
                                                     -----------
TRANSPORTATION  - 1.7%
J.B. Hunt Transport Services, Inc.....    186,400      3,618,024
                                                     -----------
TOTAL COMMON STOCKS
 (COST $178,714,602)..................               215,910,648
                                                     -----------

----------------------------------------------------------------
 INVESTMENT COMPANIES  - 1.6%
                                          SHARES      VALUE($)
                                        ----------   -----------
HSBC Investor Money Market Fund
 Class Y Shares *.....................  3,433,854      3,433,854
                                                     -----------
TOTAL INVESTMENT COMPANIES (COST
 $3,433,854)..........................                 3,433,854
                                                     -----------

----------------------------------------------------------------
 SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN  - 19.4%

                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
Pool of various securities for HSBC
 Family of Funds -- Note 2 --
 Security Loans.......................  42,518,000    42,518,000
                                                     -----------
TOTAL SECURITIES HELD AS COLLATERAL
 FOR SECURITIES ON LOAN
 (COST $42,518,000)...................                42,518,000
                                                     -----------
TOTAL INVESTMENTS
 (COST $224,666,456)  - 119.7%........               261,862,502
                                                     -----------
                                                     -----------

---------

Percentages indicated are based on net assets of $218,778,225.

(a)  Represents non-income producing security.
(b) All or portion of security was on loan as of October 31, 2005.
*    Investment in affiliate
ADR -- American Depositary Receipt

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    84

HSBC INVESTOR PORTFOLIOS

STATEMENTS OF ASSETS AND LIABILITIES -- OCTOBER 31, 2005

                                 LIMITED                                                          INTERNATIONAL      SMALL CAP
                                 MATURITY       FIXED INCOME        GROWTH           VALUE            EQUITY           EQUITY
                                PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments in
    non-affiliates, at
    value *                    $32,152,692      $128,672,676     $48,317,039      $52,814,565      $227,757,340     $258,428,648
  Investments in affiliates,
    at value                       746,417         1,011,001       1,106,735          312,264                --        3,433,854
  Foreign currency                      --                --              --               --         2,286,293               --
  Interest and dividends
    receivable                     236,392         1,071,200          22,243           32,035           414,521           20,549
  Receivable for investments
    sold                         1,687,524         7,792,581              --        1,019,072                --        2,452,491
  Prepaid expenses                     361             1,409             565              674             1,898            1,715
                               -----------      ------------     -----------      -----------      ------------     ------------
  TOTAL ASSETS                  34,823,386       138,548,867      49,446,582       54,178,610       230,460,052      264,337,257
                               -----------      ------------     -----------      -----------      ------------     ------------
 ................................................................................................................................
LIABILITIES:
  Payable for investments
    purchased                    1,365,675         8,597,581              --               --                --        2,854,119
  Payable for collateral
    received on loaned
    securities                     629,969         7,362,043              --               --                --       42,518,000
  Accrued expenses and other
    liabilities:
     Investment management          11,326            46,531          20,507           24,041           190,249          152,511
     Administration                  2,246             7,177           1,571            1,756            10,904           11,338
     Accounting                        218               543             384              223               121              134
     Compliance service                 44               158              59               69               292              291
     Custodian                       2,722                --           7,500               --            18,887           12,692
     Trustee                           127               459             173              201               666              840
     Other                           1,373             4,595           1,689            1,872             9,081            9,107
                               -----------      ------------     -----------      -----------      ------------     ------------
  TOTAL LIABILITIES              2,013,700        16,019,087          31,883           28,162           230,200       45,559,032
                               -----------      ------------     -----------      -----------      ------------     ------------
 ................................................................................................................................
NET ASSETS:
  Applicable to investors'
    beneficial interest        $32,809,686      $122,529,780     $49,414,699      $54,150,448      $230,229,852     $218,778,225
                               -----------      ------------     -----------      -----------      ------------     ------------
                               -----------      ------------     -----------      -----------      ------------     ------------
  Investments, at cost         $33,320,548      $131,267,019     $43,436,351      $42,261,414      $188,341,160     $224,666,456
                               -----------      ------------     -----------      -----------      ------------     ------------
                               -----------      ------------     -----------      -----------      ------------     ------------
  Foreign currency, at cost                                                                        $  2,296,002
                                                                                                   ------------
                                                                                                   ------------

---------

* The Limited Maturity Portfolio, Fixed Income Portfolio, and Small Cap Equity Portfolio include securities on loan of $617,119, $7,216,681, $41,194,226, respectively.

85    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

                                                        HSBC INVESTOR PORTFOLIOS

                 STATEMENTS OF OPERATIONS -- FOR THE YEAR ENDED OCTOBER 31, 2005

                                        LIMITED          FIXED                                     INTERNATIONAL        SMALL CAP
                                        MATURITY         INCOME          GROWTH        VALUE           EQUITY            EQUITY
                                       PORTFOLIO       PORTFOLIO       PORTFOLIO     PORTFOLIO       PORTFOLIO          PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                            $ 2,105,378     $  6,989,667     $        0    $        0     $    22,432      $          0
  Dividends                                   217            1,242        688,580     1,061,066       7,050,398           990,070
  Dividend income from affiliated
    investments                            25,523          110,154         42,243        55,096              --           138,034
  Foreign tax withholding                      --               --             --            --        (778,471)               --
  Income from securities lending            6,154           12,904            366         2,358              --            12,148
  Other income (see note 5)                 2,093            7,821          1,126         1,423              --             5,169
                                      -----------     ------------     ----------    ----------     -----------      ------------
  TOTAL INVESTMENT INCOME               2,139,365        7,121,788        732,315     1,119,943       6,294,359         1,145,421
                                      -----------     ------------     ----------    ----------     -----------      ------------
 .................................................................................................................................
EXPENSES:
  Investment management                   197,360          620,549        259,397       328,104       1,568,100         2,284,219
  Administration -- HSBC (see
    note 3)                                 4,684           17,001          6,370         7,303          29,205            30,836
  Administration -- BISYS (see
    note 3)                                13,745           40,031         13,209        16,106          56,179            76,108
  Accounting                               48,094           57,945         41,057        39,454          78,906            40,138
  Compliance service                          687            2,110            716           858           3,125             4,038
  Custodian                                16,066           42,418         26,567        30,165         145,360            76,725
  Interest                                     --               93             --            --              --               104
  Trustee                                   1,587            4,619            452           853           6,197             8,600
  Other                                     6,005           18,231          7,005         7,885          30,270            37,046
                                      -----------     ------------     ----------    ----------     -----------      ------------
  Total expenses before voluntary
    fee reductions                        288,228          802,997        354,773       430,728       1,917,342         2,557,814
  Fees reduced by Investment
    Adviser (see note 3 and 5)            (45,832)        (171,285)       (24,678)      (31,167)             --          (113,213)
  Fees reduced by Administrator --
    BISYS (see note 3)                       (902)          (2,934)        (1,018)       (1,231)         (4,020)           (5,102)
                                      -----------     ------------     ----------    ----------     -----------      ------------
  NET EXPENSES                            241,494          628,778        329,077       398,330       1,913,322         2,439,499
                                      -----------     ------------     ----------    ----------     -----------      ------------
 .................................................................................................................................
  NET INVESTMENT INCOME (LOSS)          1,897,871        6,493,010        403,238       721,613       4,381,037        (1,294,078)
                                      -----------     ------------     ----------    ----------     -----------      ------------
 .................................................................................................................................
NET REALIZED/UNREALIZED GAINS
 (LOSSES) FROM INVESTMENTS AND
 FOREIGN CURRENCIES:
  Net realized gains (losses) from
    investments and foreign
    currency transactions                (162,231)       7,083,274      2,375,542     4,124,126      18,977,305        62,035,547
  Change in unrealized
    appreciation/depreciation from
    investments and foreign
    currencies                         (1,247,772)     (10,643,468)     3,995,556     4,254,259      17,737,274       (17,237,446)
                                      -----------     ------------     ----------    ----------     -----------      ------------
 .................................................................................................................................
  Net realized/unrealized gains
    (losses) from investments and
    foreign currency transactions      (1,410,003)      (3,560,194)     6,371,098     8,378,385      36,714,579        44,798,101
                                      -----------     ------------     ----------    ----------     -----------      ------------
  CHANGE IN NET ASSETS RESULTING
    FROM OPERATIONS                   $   487,868     $  2,932,816     $6,774,336    $9,099,998     $41,095,616      $ 43,504,023
                                      -----------     ------------     ----------    ----------     -----------      ------------
                                      -----------     ------------     ----------    ----------     -----------      ------------


See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    86

HSBC INVESTOR PORTFOLIOS

STATEMENTS OF CHANGES IN NET ASSETS


                                                        LIMITED MATURITY                              FIXED INCOME
                                                            PORTFOLIO                                   PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                FOR THE              FOR THE                FOR THE              FOR THE
                                               YEAR ENDED           YEAR ENDED             YEAR ENDED           YEAR ENDED
                                            OCTOBER 31, 2005     OCTOBER 31, 2004       OCTOBER 31, 2005     OCTOBER 31, 2004
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income                         $  1,897,871         $  2,685,767           $  6,493,010         $  8,004,774
  Net realized gains (losses) from
    investment transactions                         (162,231)             350,688              7,083,274            1,234,753
  Change in unrealized
    appreciation/depreciation from
    investments                                   (1,247,772)             195,249            (10,643,468)             533,676
                                                ------------         ------------           ------------         ------------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                                          487,868            3,231,704              2,932,816            9,773,203
                                                ------------         ------------           ------------         ------------
Proceeds from contributions                        6,926,443           19,537,952             31,409,368           47,385,442
Value of withdrawals                             (38,301,414)         (43,561,156)           (81,271,788)         (91,249,818)
                                                ------------         ------------           ------------         ------------
CHANGE IN NET ASSETS FROM TRANSACTIONS IN
 INVESTORS' BENEFICIAL INTEREST                  (31,374,971)         (24,023,204)           (49,862,420)         (43,864,376)
                                                ------------         ------------           ------------         ------------
CHANGE IN NET ASSETS                             (30,887,103)         (20,791,500)           (46,929,604)         (34,091,173)
...............................................................................................................................
NET ASSETS:
  Beginning of period                             63,696,789           84,488,289            169,459,384          203,550,557
                                                ------------         ------------           ------------         ------------
  End of period                                 $ 32,809,686         $ 63,696,789           $122,529,780         $169,459,384
                                                ------------         ------------           ------------         ------------
                                                ------------         ------------           ------------         ------------

87    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

                                                        HSBC INVESTOR PORTFOLIOS


                                                    GROWTH                                             VALUE
                                                   PORTFOLIO                                         PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                     FOR THE                 FOR THE                   FOR THE                 FOR THE
                                   YEAR ENDED             PERIOD ENDED               YEAR ENDED             PERIOD ENDED
                                OCTOBER 31, 2005        OCTOBER 31, 2004(a)       OCTOBER 31, 2005        OCTOBER 31, 2004(a)
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income              $    403,238             $    11,209              $    721,613             $   325,186
  Net realized gains (losses)
    from investment
    transactions                        2,375,542              (1,576,336)                4,124,126                 506,578
  Change in unrealized
    appreciation/depreciation
    from investments                    3,995,556               1,991,868                 4,254,259               2,611,156
                                     ------------             -----------              ------------             -----------
CHANGE IN NET ASSETS RESULTING
 FROM OPERATIONS                        6,774,336                 426,741                 9,099,998               3,442,920
                                     ------------             -----------              ------------             -----------
Proceeds from contributions            15,081,868              53,535,759                14,013,050              64,069,267
Value of withdrawals                  (22,121,709)             (4,282,296)              (30,376,597)             (6,098,190)
                                     ------------             -----------              ------------             -----------
CHANGE IN NET ASSETS FROM
 TRANSACTIONS IN INVESTORS'
 BENEFICIAL INTEREST                   (7,039,841)             49,253,463               (16,363,547)             57,971,077
                                     ------------             -----------              ------------             -----------
CHANGE IN NET ASSETS                     (265,505)             49,680,204                (7,263,549)             61,413,997
.............................................................................................................................
NET ASSETS:
  Beginning of period                  49,680,204                      --                61,413,997                      --
                                     ------------             -----------              ------------             -----------
  End of period                      $ 49,414,699             $49,680,204              $ 54,150,448             $61,413,997
                                     ------------             -----------              ------------             -----------
                                     ------------             -----------              ------------             -----------

---------

(a) Growth Portfolio commenced operations on May 7, 2004. Value Portfolio commenced operations on May 7, 2004.

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    88

HSBC INVESTOR PORTFOLIOS

                                                      INTERNATIONAL EQUITY                          SMALL CAP EQUITY
                                                            PORTFOLIO                                   PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                FOR THE              FOR THE                FOR THE              FOR THE
                                               YEAR ENDED            YEAR ENDED            YEAR ENDED           YEAR ENDED
                                            OCTOBER 31, 2005      OCTOBER 31, 2004      OCTOBER 31, 2005     OCTOBER 31, 2004
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income (loss)                  $  4,381,037       $      3,284,091        $  (1,294,078)       $  (1,984,985)
  Net realized gains (losses) from
    investment and foreign currency
    transactions                                  18,977,305             32,731,371           62,035,547           41,945,235
  Change in unrealized
    appreciation/depreciation from
    investments and foreign currencies            17,737,274              3,338,622          (17,237,446)         (17,175,725)
                                                ------------       ----------------        -------------        -------------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                                       41,095,616             39,354,084           43,504,023           22,784,525
                                                ------------       ----------------        -------------        -------------
Proceeds from contributions                       68,931,727             44,516,479           24,917,377           67,718,326
Value of withdrawals (a)                         (99,822,646)           (65,649,972)        (208,976,448)        (157,351,034)
                                                ------------       ----------------        -------------        -------------
CHANGE IN NET ASSETS FROM TRANSACTIONS IN
 INVESTORS' BENEFICIAL INTEREST                  (30,890,919)           (21,133,493)        (184,059,071)         (89,632,708)
                                                ------------       ----------------        -------------        -------------
CHANGE IN NET ASSETS                              10,204,697             18,220,591         (140,555,048)         (66,848,183)
...............................................................................................................................
NET ASSETS:
  Beginning of period                            220,025,155            201,804,564          359,333,273          426,181,456
                                                ------------       ----------------        -------------        -------------
  End of period                                 $230,229,852       $    220,025,155        $ 218,778,225        $ 359,333,273
                                                ------------       ----------------        -------------        -------------
                                                ------------       ----------------        -------------        -------------

---------

(a) During the year ended October 31, 2005, the Small Cap Equity Portfolio delivered cash and securities with a market value of $61,810,186 in connection with a redemption in-kind of the HSBC Investor Small Cap Equity Fund.

89    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

          HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS

                                                                                    RATIOS/SUPPLEMENTARY DATA
                                                                       ---------------------------------------------------
                                                                                         RATIO OF            RATIO OF NET
                                                                       NET ASSETS AT     EXPENSES             INVESTMENT
                                                                          END OF        TO AVERAGE          INCOME (LOSS)
                                                       TOTAL              PERIOD            NET               TO AVERAGE
                                                     RETURN(a)            (000'S)        ASSETS(b)          NET ASSETS(b)
--------------------------------------------------------------------------------------------------------------------------
LIMITED MATURITY PORTFOLIO
Period ended October 31, 2001 (d)                                        $115,180          0.55%                  4.97%
Year ended October 31, 2002                                               149,815          0.51%                  4.60%
Year ended October 31, 2003                              4.42%             84,488          0.53%                  3.70%
Year ended October 31, 2004                              4.48%             63,697          0.57%                  3.54%
Year ended October 31, 2005                              0.76 %(e)         32,810          0.49%(e)               3.85 % (e)
--------------------------------------------------------------------------------------------------------------------------
FIXED INCOME PORTFOLIO
Year ended October 31, 2001                                              $242,914          0.53%                  6.53%
Year ended October 31, 2002                                               385,802          0.48%                  5.14%
Year ended October 31, 2003                              5.80%            203,551          0.48%                  4.38%
Year ended October 31, 2004                              5.56%            169,459          0.52%                  4.31%
Year ended October 31, 2005                              1.64%(e)         122,530          0.40%(e)               4.25 % (e)
--------------------------------------------------------------------------------------------------------------------------
GROWTH PORTFOLIO
Period ended October 31, 2004 (d)                       (0.86%)          $ 49,680          0.72%                  0.06%
Year ended October 31, 2005                             13.59 %(e)         49,415          0.63%(e)               0.77 % (e)
--------------------------------------------------------------------------------------------------------------------------
VALUE PORTFOLIO
Period ended October 31, 2004 (d)                        6.12%           $ 61,414          0.71%                  1.28%
Year ended October 31, 2005                             15.23 %(e)         54,150          0.64%(e)               1.15 % (e)
--------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO
Year ended October 31, 2001                                              $275,848          0.90%                  0.54%
Year ended October 31, 2002                                               256,616          0.91%                  0.63%
Year ended October 31, 2003                             23.70%            201,805          0.96%                  1.00%
Year ended October 31, 2004                             20.29%            220,025          0.94%                  1.53%
Year ended October 31, 2005                             19.54%            230,230          0.84%                  1.92%
--------------------------------------------------------------------------------------------------------------------------
SMALL CAP EQUITY PORTFOLIO
Year ended October 31, 2001                                              $265,573          0.98%                 (0.65%)
Year ended October 31, 2002                                               266,217          0.99%                 (0.78%)
Year ended October 31, 2003                             33.30%            426,181          0.91%                 (0.62%)
Year ended October 31, 2004                              5.93%            359,333          0.88%                 (0.52%)
Year ended October 31, 2005                             14.35 %(e)        218,778          0.85%(e)              (0.45%)(e)
--------------------------------------------------------------------------------------------------------------------------

                                                     RATIOS/SUPPLEMENTARY DATA
                                                    ----------------------------

                                                        RATIO OF
                                                        EXPENSES
                                                       TO AVERAGE      PORTFOLIO
                                                    NET ASSETS(b)(c)   TURNOVER

------------------------------------------------------------------------------
LIMITED MATURITY PORTFOLIO
Period ended October 31, 2001 (d)                         0.55%         102.01%
Year ended October 31, 2002                               0.51%          44.04%
Year ended October 31, 2003                               0.53%          98.42%
Year ended October 31, 2004                               0.57%          50.06%
Year ended October 31, 2005                               0.58%         107.26%
------------------------------------------------------------------------------
FIXED INCOME PORTFOLIO
Year ended October 31, 2001                               0.53%         341.26%
Year ended October 31, 2002                               0.48%          77.82%
Year ended October 31, 2003                               0.48%          70.91%
Year ended October 31, 2004                               0.52%          34.88%
Year ended October 31, 2005                               0.53%         176.60%
------------------------------------------------------------------------------
GROWTH PORTFOLIO
Period ended October 31, 2004 (d)                         0.72%          53.08%
Year ended October 31, 2005                               0.68%          79.54%
------------------------------------------------------------------------------
VALUE PORTFOLIO
Period ended October 31, 2004 (d)                         0.71%          10.33%
Year ended October 31, 2005                               0.69%          16.45%
------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO
Year ended October 31, 2001                               0.90%          26.90%
Year ended October 31, 2002                               0.91%          31.63%
Year ended October 31, 2003                               0.96%          68.51%
Year ended October 31, 2004                               0.94%         106.11%
Year ended October 31, 2005                               0.84%          31.32%
------------------------------------------------------------------------------
SMALL CAP EQUITY PORTFOLIO
Year ended October 31, 2001                               0.98%          52.47%
Year ended October 31, 2002                               0.99%         103.90%
Year ended October 31, 2003                               0.91%         152.05%
Year ended October 31, 2004                               0.88%          81.75%
Year ended October 31, 2005                               0.90%          63.95%
------------------------------------------------------------------------------

(a) Not annualized for periods less than one year.
(b) Annualized for periods less than one year.
(c) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(d) Limited Maturity Portfolio commenced operations on January 24, 2001.
    Value Portfolio commenced operations on May 7, 2004.
    Growth Portfolio commenced operations on May 7, 2004.
(e) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the Portfolios related to violations of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio and total return were 0.09%, 0.12%, 0.05%, 0.05% and 0.04% for Limited Maturity Portfolio, Fixed Income Portfolio, Growth Portfolio, Value Portfolio and Small Cap Equity Portfolio, respectively.

See notes to financial statements.

                                                  HSBC INVESTOR PORTFOLIOS    90

 HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2005

1.  ORGANIZATION:

        The HSBC Investor Portfolios (the 'Portfolio Trust'), is a registered open-end management investment company organized as a master trust fund under the laws of the State of New York on November 1, 1994. The Portfolios operate as master funds in master-feeder arrangements. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of beneficial interests in the Portfolios. The Portfolio Trust contains the following (individually a 'Portfolio,' collectively the 'Portfolios'):

PORTFOLIO                                          SHORT NAME
---------                                          ----------
HSBC Investor Limited Maturity Portfolio           Limited Maturity Portfolio
HSBC Investor Fixed Income Portfolio               Fixed Income Portfolio
HSBC Investor Growth Portfolio                     Growth Portfolio
HSBC Investor Value Portfolio                      Value Portfolio
HSBC Investor International Equity Portfolio       International Equity Portfolio
HSBC Investor Small Cap Equity Portfolio           Small Cap Equity Portfolio

        The Portfolios are diversified series of the Portfolio Trust and are part of the HSBC Investor Family of Funds. Financial Statements for all other series of the HSBC Investor Family of Funds are published separately.

        Under the Portfolios' organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolios. In addition, in the normal course of business, the Portfolios enter into contracts with their vendors and others that provide for general indemnifications. The Portfolios' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios. However, based on experience, the Portfolios expect that risk of loss to be remote.

2.  SIGNIFICANT ACCOUNTING POLICIES:

        The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ('GAAP'). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

    SECURITIES VALUATION:

        Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Portfolios' Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and the use of matrix techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

        The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued by or at the direction of the Portfolios' Board of Trustees. Examples of potentially significant events that could affect the value of an individual security include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters and litigation. Examples of potentially significant events that could affect multiple securities held by a Portfolio include governmental actions, natural disasters and armed conflicts. In addition, if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolios' net assets are calculated, such securities may be valued using fair

91    HSBC INVESTOR PORTFOLIOS

                                                        HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2005 (CONTINUED)

    value pricing in accordance with procedures adopted by the Board of Trustees. Management identifies possible fluctuations in foreign securities by monitoring the rise or fall in the value of a designated benchmark index. In the event of a rise or fall greater than predetermined levels, the International Equity Portfolio may use a systematic valuation model provided by an independent third party to value its foreign securities. When the International Equity Portfolio uses fair value pricing, the value assigned to the International Equity Portfolio's foreign securities may not be the quoted or published prices of the investment on their primary markets or exchanges.

    SECURITIES TRANSACTIONS AND RELATED INCOME:

        Changes in holdings of portfolio securities are reflected no later than on the first business day following trade date. However, for financial reporting purposes, portfolio securities are reflected as of trade date. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

    FOREIGN CURRENCY TRANSLATION:

        The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS:

        The Portfolios may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolios could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

    FUTURES CONTRACTS:

        Each Portfolio may invest in futures contracts for the purpose of hedging their existing portfolio securities or securities it intends to purchase against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as 'variation margin,' are made or received by the Portfolio each day, depending on the daily fluctuations in the fair value of the underlying security. The Portfolio recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

    MORTGAGE DOLLAR ROLL TRANSACTIONS:

        The Fixed Income Portfolio may engage in dollar roll transactions with respect to mortgage securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. In a dollar roll transaction, the Portfolio sells a mortgage-backed security and simultaneously agrees to repurchase a similar security on a specified future date at an agreed upon price. During the roll period, the Portfolio will not be entitled to receive any interest or principal paid on the securities sold. The Portfolio is compensated for the lost interest on the securities sold by the difference between the sales price and the lower price for the future repurchase as well as by the interest earned on the reinvestment of the sales proceeds. The

                                                  HSBC INVESTOR PORTFOLIOS    92

 HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2005 (CONTINUED)

    Portfolio may also be compensated by receipt of a commitment fee. When the Portfolio enters into a mortgage dollar roll transaction, liquid assets in an amount sufficient to pay for the future repurchase are segregated with the custodian.

    RESTRICTED AND ILLIQUID SECURITIES:

        A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the '1933 Act') or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the investment manager based on procedures established by the Board of Trustees. Not all restricted securities are considered illiquid.

        At October 31, 2005, the HSBC Fixed Income Portfolio held illiquid securities, representing 0.06% of net assets, as follows:

                                                              ACQUISITION   ACQUISITION   PRINCIPAL
SECURITY NAME                                                    DATE         COST($)     AMOUNT($)   VALUE($)
-------------                                                    ----         -------     ---------   --------
FHA Weyerhauser, 7.43%, 1/1/24..............................   3/28/2002     $411,213      $78,037     $78,037

    SECURITIES LOANS:

        To generate additional income, the Portfolios may lend up to 33 1/3%, except for Small Cap Equity Portfolio which may lend up to 30%, of their respective assets pursuant to agreements requiring that the loan be collateralized by cash, U.S. Government or U.S. Government agency securities, equal at all times to at least 100% of the fair value. The Portfolios receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide the required level of collateral. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by HSBC to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgement of HSBC, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Portfolios or the borrower at any time and are, therefore, not considered to be illiquid investments. As of October 31, 2005, the following Portfolios had collateral and loaned securities as follows:

                                                                                 VALUE
                                                                  VALUE        OF LOANED
PORTFOLIO NAME                                                OF COLLATERAL   SECURITIES
--------------                                                -------------   ----------
Limited Maturity Portfolio..................................   $   629,969    $   617,119
Fixed Income Portfolio......................................     7,362,043      7,216,681
Small Cap Equity Portfolio..................................    42,518,000     41,194,226

        The cash collateral received by the Portfolios was invested in a pooled account by HSBC Bank USA and at October 31, 2005, the pooled account consisted of the following:

                                                                                 FAIR       MATURITY    MATURITY
SECURITY TYPE                                        SECURITY NAME               VALUE        RATE        DATE
-------------                                        -------------               -----        ----        ----
Repurchase Agreement......................  Credit Suisse First Boston, Inc.  $68,609,832    4.02%     11/01/2005

    LINE OF CREDIT:

        The Portfolios participate in a short-term, demand note agreement with HSBC Bank USA, an affiliate of the Investment Adviser (defined below). Under the agreement, the Funds may borrow up to $50 million. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

93    HSBC INVESTOR PORTFOLIOS

                                                        HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2005 (CONTINUED)

        During the fiscal year ended October 31, 2005, the Fixed Income Portfolio, Limited Maturity Portfolio and Small Cap Equity Portfolio had borrowed against the Line of Credit. The details of the borrowing were as follows (based on actual number of days in which the respective Fund borrowed monies):

                                                             AVERAGE AMOUNT      AVERAGE
FUND                                                          OUTSTANDING     INTEREST RATE
----                                                          -----------     -------------
Fixed Income Portfolio.....................................    $  389,711         2.87%
Small Cap Equity Portfolio.................................     1,038,000         3.59%

    EXPENSE ALLOCATIONS:

        Expenses incurred by the HSBC Investor Family of Funds with respect to any two or more funds within the HSBC Investor Family of Funds are allocated in proportion to the net assets of each fund within the HSBC Investor Family of Funds, or another appropriate basis. Expenses directly attributable to a Portfolio are charged to that Portfolio.

    FEDERAL INCOME TAXES:

        Each Portfolio will be treated as a partnership for U.S. Federal income tax purposes. Accordingly, each Portfolio passes through all of its net investment income and gains and losses to its Feeders, and is therefore not subject to U.S. Federal income tax. As such, an investor in the Portfolios will be taxed on their share of the Portfolios' ordinary income and realized gains. It is intended that the Portfolios will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

3.  RELATED PARTY TRANSACTIONS:

    INVESTMENT MANAGEMENT:

        HSBC Investments (USA) Inc. ('HSBC' or the 'Investment Adviser'), a wholly owned subsidiary of HSBC Bank USA, a New York State chartered bank, acts as the Investment Adviser to the Portfolios pursuant to an investment management contract with the Portfolio Trust. As Investment Adviser, HSBC manages the investments of the Portfolios and continuously reviews, supervises and administers the Portfolios' investments. Waddell & Reed Investment Management Company, NWQ Investment Management Co., LLC, AllianceBernstein Investment Research and Management, and Westfield Capital Management, LLC serve as Sub-Investment Advisers for the Growth Portfolio, Value Portfolio, International Equity Portfolio and the Small Cap Equity Portfolio, respectively.

        For its services as Investment Adviser, HSBC receives a fee, accrued daily and paid monthly, at an annual rate of 0.40% of the Limited Maturity Portfolio's average daily net assets.

        For its services as Investment Adviser, HSBC receives, from the Fixed Income Portfolio, a fee accrued daily and paid monthly at an annual rate of:

BASED ON AVERAGE DAILY NET ASSETS OF                          FEE RATE
------------------------------------                          --------
Up to $50 million...........................................   0.575%
In excess of $50 million but not exceeding $95 million......   0.450%
In excess of $95 million but not exceeding $150 million.....   0.200%
In excess of $150 million but not exceeding $250 million....   0.400%
In excess of $250 million...................................   0.350%

        For their services as Investment Adviser and Sub-Investment Adviser, respectively, HSBC and Waddell & Reed Investment Management Company receive in aggregate, from the Growth Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

BASED ON AVERAGE DAILY NET ASSETS OF                          FEE RATE
------------------------------------                          --------
Up to $50 million...........................................   0.500%
In excess of $50 million but not exceeding $100 million.....   0.425%
In excess of $100 million but not exceeding $200 million....   0.375%
In excess of $200 million...................................   0.325%

                                                  HSBC INVESTOR PORTFOLIOS    94

 HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2005 (CONTINUED)

        For their services as Investment Adviser and Sub-Investment Adviser, respectively, HSBC and NWQ Investment Management Co., LLC receive in aggregate, from the Value Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

BASED ON AVERAGE DAILY NET ASSETS OF                          FEE RATE
------------------------------------                          --------
Up to $500 million..........................................   0.525%
In excess of $500 million but not exceeding $1 billion......   0.475%
In excess of $1 billion.....................................   0.425%

        For their services as Investment Adviser and Sub-Investment Adviser, respectively, HSBC and AllianceBernstein Investment Research and Management receive in aggregate, from the International Equity Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

BASED ON AVERAGE DAILY NET ASSETS OF                          FEE RATE
------------------------------------                          --------
Up to $10 million...........................................   1.015%
In excess of $10 million but not exceeding $25 million......   0.925%
In excess of $25 million but not exceeding $50 million......    0.79%
In excess of $50 million but not exceeding $100 million.....    0.70%
In excess of $100 million...................................    0.61%

        For their services as Investment Adviser and Sub-Investment Adviser, respectively, HSBC and Westfield Capital Management LLC receive in aggregate, a fee, accrued daily and paid monthly, at an annual rate of 0.80% of the Small Cap Equity Portfolio's average daily net assets.

    ADMINISTRATION:

        Effective July 1, 2005, HSBC serves the Funds as Administrator. Under the terms of the administration agreement, HSBC receives from the Funds a fee, accrued daily and paid monthly, at an annual rate of:

BASED ON AVERAGE DAILY NET ASSETS OF                          FEE RATE
------------------------------------                          --------
Up to $8 billion............................................   0.075%
In excess of $8 billion but not exceeding $9.25 billion.....   0.070%
In excess of $9.25 billion but not exceeding $12 billion....   0.050%
In excess of $12 billion....................................   0.030%

        The fee rate and breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds, but the assets of the Portfolios and Feeder Funds that invest in the Portfolios are not double-counted. The total administration fee to be paid to BISYS is allocated to each of the funds in the HSBC Investor Family of Funds based upon its proportionate share of the aggregate net assets of the Family of Funds. For assets invested in the Portfolios by Feeder Funds, the Portfolios pay half of the administration fee and the Feeder Funds pay half of the administration fee, for a combination of the total fee rate set forth above.

        Effective July 1, 2005, pursuant to a Sub-Administration Agreement with HSBC, BISYS Fund Services Ohio, Inc. ('BISYS Ohio') a wholly-owned subsidiary of The BISYS Group, Inc, serves as the Trust's sub-administrator subject to the general supervision of the Portfolios' Board of Trustees and HSBC. For these services, BISYS is entitled to a fee, payable by HSBC. Prior to July 1, 2005, BISYS Ohio received compensation for providing administration services to the Portfolios under the same compensation structure as those currently with HSBC.

        All voluntary administration fee waivers are not subject to recoupment in subsequent fiscal periods.

        Under a Compliance Services Agreement between the Portfolios' and BISYS Ohio (the 'CCO Agreement'), BISYS Ohio makes an employee available to serve as the Portfolios' Chief Compliance Officer (the 'CCO'). Under the CCO Agreement, BISYS Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Portfolios' compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the HSBC Investor Family of Funds paid BISYS Ohio $200,000 for the fiscal year ended October 31, 2005, plus certain out of pocket expenses. Expenses incurred are reflected on the Statements of Operations as 'Compliance Service'. In addition, BISYS Ohio received a one-time implementation fee of $50,000

95    HSBC INVESTOR PORTFOLIOS

                                                        HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2005 (CONTINUED)

    which is included in Other Expenses on the Statements of Operations. BISYS Ohio pays the salary and other compensation earned by any such individuals as employees of BISYS Ohio.

    FUND ACCOUNTING, CUSTODIAN AND TRUSTEE:

        BISYS provides fund accounting services for the Portfolios. For its services to the Portfolios, BISYS receives an annual fee per Portfolio, including reimbursement of certain expenses, from each Portfolio accrued daily and paid monthly. HSBC serves as custodian to the Limited Maturity Portfolio, Fixed Income Portfolio, Growth Portfolio, Value Portfolio and Small Cap Equity Portfolio. Investor's Bank & Trust Company serves as custodian to the International Equity Portfolio. Compensation HSBC receives for services to the Portfolios as custodian is presented in the Statements of Operations as custodian fees.

        Each of the six non-interested Trustees are compensated a $24,000 annual Board retainer, a $1,000 annual retainer for each Committee of the Board, and a $4,000 and $2,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. In addition, Trustees may receive compensation for special meetings and/or functioning as a Committee Chairperson or Lead Trustee. Also, the Trustees are reimbursed for certain expenses.

    OTHER:

        For its service as security lending agent, HSBC Bank USA (see note
    2 -- Security Loans), receives a fee equal to 0.06% of the average dollar value of the loans outstanding during a given month from the Portfolios. Income from securities lending net of related expenses, is recorded as earned. The fees collected by HSBC Bank USA for the fiscal year ended October 31, 2005 were:

PORTFOLIO                                                       FEE
---------                                                       ---
Limited Maturity Portfolio..................................   $  568
Fixed Income Portfolio......................................    1,205
Growth Portfolio............................................      254
Value Portfolio.............................................      653
Small Cap Equity Portfolio..................................    8,970

        The HSBC Investor Family of Funds may use affiliated broker/dealers for the execution of portfolio investment trades. For the year ended
    October 31, 2005, affiliated broker/dealers did not receive any commissions on the execution of trades related to the HSBC Investor Family of Funds.

4.  INVESTMENT TRANSACTIONS:

        For the year ended October 31, 2005, each Portfolio purchased and sold securities, excluding short-term securities, in the following amounts:

                                       PURCHASES           SALES         PURCHASES       SALES
                                    (EXCLUDING U.S.   (EXCLUDING U.S.     OF U.S.       OF U.S.
PORTFOLIO NAME                        GOVERNMENT)       GOVERNMENT)     GOVERNMENT    GOVERNMENT
--------------                        -----------       -----------     ----------    ----------
Limited Maturity Portfolio........   $ 32,546,569      $ 57,480,601     $17,111,529   $20,592,365
Fixed Income Portfolio............    186,894,699       198,575,702      53,683,995    55,827,445
Growth Portfolio..................     39,850,716        43,292,812              --            --
Value Portfolio...................      9,779,806        20,931,182              --            --
International Portfolio...........     70,579,054        98,846,092              --            --
Small Cap Equity Portfolio........    180,474,013       359,258,559              --            --

5.  PAYMENTS FROM AFFILIATE:

        During the year ended October 31, 2005, HSBC reimbursed certain advisory fees by some of the Portfolios related to violations of certain investment policies and limitations. HSBC also reimbursed the Portfolios for interest on these amounts. The amounts for the year ended October 31, 2005, are disclosed in the following table. The corresponding

                                                  HSBC INVESTOR PORTFOLIOS    96

 HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2005 (CONTINUED)

    impact to the net expense ratio, net income ratio and total return for the year ended October 31, 2005, are disclosed in the Fund's Financial Highlights.

                                                          ADVISORY
FUND                                                      FEES(1)    INTEREST(2)    TOTAL
----                                                      -------    -----------    -----
Limited Maturity Portfolio..............................  $ 45,832     $ 2,093     $ 47,925
Fixed Income Portfolio..................................   171,285       7,821      179,106
Growth Portfolio........................................    24,678       1,126       25,804
Value Portfolio.........................................    31,167       1,423       32,590
Small Cap Equity Portfolio..............................   113,213       5,169      118,382
                                                          --------     -------     --------
    Total...............................................  $386,175     $17,632     $403,807
                                                          --------     -------     --------
                                                          --------     -------     --------

    -------------

    (1) Amounts relate to the reimbursement of investment advisory fees on the investment in certain investment companies and are included in 'Fees reduced by Investment Adviser' on the Statements of Operations.

    (2) Amounts relate to the reimbursement of computed interest on the amounts noted in (1) above and are included in 'Other income' on the Statements of Operations.

6.  FEDERAL INCOME TAX INFORMATION:

        At October 31, 2005, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

                                                                                   NET UNREALIZED
                                                 TAX UNREALIZED   TAX UNREALIZED    APPRECIATION
PORTFOLIO NAME                      TAX COST      APPRECIATION    (DEPRECIATION)   (DEPRECIATION)
--------------                      --------      ------------    --------------   --------------
Limited Maturity Portfolio......  $ 33,339,365    $    32,642      $  (472,898)     $  (440,256)
Fixed Income Portfolio..........   131,332,427        289,246       (1,937,996)      (1,648,750)
Growth Portfolio................    43,812,578      6,427,977         (816,781)       5,611,196
Value Portfolio.................    46,061,864      8,982,656       (1,917,691)       7,064,965
International Equity
  Portfolio.....................   189,689,427     42,503,870       (4,435,957)      38,067,913
Small Cap Equity Portfolio......   225,744,877     43,684,514       (7,596,890)      36,087,624

97    HSBC INVESTOR PORTFOLIOS

              REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    To the Shareholders and
    Board of Trustees of
    HSBC Investor Portfolios:

        We have audited the accompanying statements of assets and liabilities of HSBC Investor Limited Maturity Portfolio, HSBC Investor Fixed Income Portfolio, HSBC Investor Small Cap Equity Portfolio, HSBC Investor International Equity Portfolio, HSBC Investor Growth Portfolio and HSBC Investor Value Portfolio (collectively, the Funds), including the schedules of portfolio investments, as of October 31, 2005, and the related statements of operations for the year then ended, the changes in net assets for each period in the two-year period then ended and the financial highlights for each period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers; or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2005, the results of their operations the year then ended, the changes in their net assets for each period in the two-year period then ended and the financial highlights for each period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

    KPMG LLP

    Columbus, Ohio
    December 27, 2005

                                                  HSBC INVESTOR PORTFOLIOS    98

 HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
 INVESTMENT ADVISER CONTRACT APPROVAL (UNAUDITED) -- OCTOBER 31, 2005

        The Boards of Trustees (the 'Board of Trustees') of HSBC Investor Funds and HSBC Investor Portfolios approved a new sub-advisory agreement (the 'New Agreement') between the Investment Adviser and NWQ Investment Management Co., LLC ('NWQ'), with respect to the Value Fund, at a meeting of the Board of Trustees held on June 13-14, 2005. The New Agreement was approved by the Board of Trustees in order for NWQ to continue to provide investment sub-advisory services to the Value Fund after a change in control transaction terminated the old sub-advisory agreement dated January 30, 2004 (the 'Old Agreement'). The approval of the New Agreement did not result in any changes to the way in which the Value Fund is managed and did not cause any changes to the Value Fund's investment objectives and policies. Furthermore, the terms of the New Agreement, including the sub-advisory fee paid to NWQ, are the same in all respect as the Old Agreement. Additionally, there were no changes to the portfolio management team at NWQ that services the Value Fund. In determining whether it was appropriate to approve the New Agreement, the Board of Trustees requested and received extensive materials and information from the Investment Adviser to assist them in considering the approval of the New Agreement. Based on its review of the information requested and provided, and the discussions with management of the Investment Adviser, the Board of Trustees determined that approval of the New Agreement was consistent with the best interests of the Value Fund and its shareholders, and would enable the Value Fund to receive high quality services at a cost that is appropriate, reasonable, and in the best interests of the Value Fund and its shareholders. The Board of Trustees made these determinations on the basis of the following factors, among others:

        - Nature, Extent, and Quality of Services Provided by the Investment Adviser and NWQ. The Board of Trustees considered the nature, quality and extent of the investment advisory services provided by NWQ, and NWQ's historic performance managing accounts having similar investment objectives as the Value Fund. The Board of Trustees concluded that the services to be provided by the Investment Adviser and NWQ are extensive and that the Investment Adviser and NWQ would deliver a high level of service to the Value Fund.

        - Investment Performance of the Value Fund, Investment Adviser and NWQ. The Board of Trustees considered short- and long-term investment performance of the Value Fund over various periods of time as compared to a peer group of comparable funds, as well as NWQ's historic performance managing accounts having similar investment objectives as the Value Fund. Additionally, the Board of Trustees considered fee and expense information regarding the Value Fund's peer groups.

        - Costs of Services and Profits Realized by the Investment Adviser. The Board of Trustees considered that the proposal had no material effect upon the analysis of the Investment Adviser's overall profitability and costs that had been prepared in connection with the last renewal of the advisory contract, and would not change any factors bearing upon the profitability to NWQ and Investment Adviser from their relationships with the Value Fund.

        - Other Relevant Considerations. The Board of Trustees considered NWQ's representations regarding staffing and capabilities to manage assets of the Value Portfolio. The Board of Trustees also considered the overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Investment Adviser and NWQ.

        Accordingly, in light of the above considerations and such other factors and information it considered relevant, the Board of Trustees by a unanimous vote of those present in person at the meeting (including a separate vote of the Independent Trustees present in person at the meeting) approved the New Agreement with respect to the Value Fund.

99    HSBC INVESTOR PORTFOLIOS

                                                   HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
                   TABLE OF SHAREHOLDER EXPENSES (UNAUDITED) -- OCTOBER 31, 2005

        As a shareholder of the HSBC Investor Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; redemption fees; and exchange fees; (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the HSBC Investor Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

        The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2005 through October 31, 2005.

    ACTUAL EXPENSES

        The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled 'Expenses Paid During Period' to estimate the expenses you paid on your account during this period.

                                                                     EXPENSE PAID
                                      BEGINNING        ENDING           DURING         EXPENSE RATIO
                                    ACCOUNT VALUE   ACCOUNT VALUE       PERIOD*        DURING PERIOD
                                       5/1/05         10/31/05      5/1/05-10/31/05   5/1/05-10/31/05
                                       ------         --------      ---------------   ---------------
Limited Maturity Portfolio            $1,000.00       $1,003.40         $  2.93              0.58%
Fixed Income Portfolio                 1,000.00        1,002.70            2.68              0.53%
Growth Portfolio                       1,000.00        1,127.20            3.54              0.66%
Value Portfolio                        1,000.00        1,085.00            3.57              0.68%
International Equity Portfolio         1,000.00        1,100.30            4.29              0.81%
Small Cap Equity Portfolio             1,000.00        1,136.70            4.90              0.91%

---------

 * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

                                            HSBC INVESTOR FAMILY OF FUNDS    100

 HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
 TABLE OF SHAREHOLDER EXPENSES (UNAUDITED) -- OCTOBER 31, 2005 (CONTINUED)

    HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

        The table below provides information about hypothetical account values and hypothetical expenses based on each HSBC Investor Funds's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

        Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                     EXPENSE PAID
                                      BEGINNING        ENDING           DURING         EXPENSE RATIO
                                    ACCOUNT VALUE   ACCOUNT VALUE       PERIOD*        DURING PERIOD
                                       5/1/05         10/31/05      5/1/05-10/31/05   5/1/05-10/31/05
                                       ------         --------      ---------------   ---------------
Limited Maturity Portfolio            $1,000.00       $1,022.28         $  2.96              0.58%
Fixed Income Portfolio                 1,000.00        1,022.53            2.70              0.53%
Growth Portfolio                       1,000.00        1,021.88            3.36              0.66%
Value Portfolio                        1,000.00        1,021.78            3.47              0.68%
International Equity Portfolio         1,000.00        1,021.12            4.13              0.81%
Small Cap Equity Portfolio             1,000.00        1,020.62            4.63              0.91%

---------

 * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

101    HSBC INVESTOR FAMILY OF FUNDS

                                                   HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
                                                   BOARD OF TRUSTEES (UNAUDITED)

The following table contains information regarding HSBC Investor Family of Funds Board of Trustees. Asterisks indicate those Trustees who are 'interested persons,' as defined in the Investment Company Act of 1940, as amended, of the Funds. The Funds' Statement of Additional Information includes additional information about the Trustees and is available by calling (888) 525-5757.

                                                                                                         NUMBER OF PORTFOLIOS
                                              TERM OF OFFICE AND                                             IN THE FUND
    NAME, ADDRESS            POSITION           LENGTH OF TIME           PRINCIPAL OCCUPATIONS(S)          COMPLEX OVERSEEN
       AND AGE          HELD WITH THE FUNDS  SERVED WITH THE FUNDS          DURING PAST 5 YEARS               BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
Frederick C. Chen        Emeritus Trustee     Indefinite; Trustee   Management Consultant, since 1988             35
P.O. Box 182845                                from 1990 to June
Columbus, Ohio 43218                            2005; 15 years
Age: 78
-----------------------------------------------------------------------------------------------------------------------------
Larry M. Robbins              Trustee        Indefinite; 18 years   Director, Center for Teaching and             35
P.O. Box 182845                                                     Learning, University of
Columbus, Ohio 43218                                                Pennsylvania
Age: 67
-----------------------------------------------------------------------------------------------------------------------------
Alan S. Parsow                Trustee        Indefinite; 18 years   General Partner of Elkhorn                    35
P.O. Box 182845                                                     Partners, L.P., since 1989
Columbus, Ohio 43218
Age: 55
-----------------------------------------------------------------------------------------------------------------------------
Michael Seely                 Trustee        Indefinite; 18 years   Private Investor; Finance Chair of            35
P.O. Box 182845                                                     the Vermont Republican Party;
Columbus, Ohio 43218                                                President of Investor Access
Age: 60                                                             Corporation, 1981-2004
-----------------------------------------------------------------------------------------------------------------------------
Thomas Robards                Trustee         Indefinite; 1 year    Private Investor; Chief Financial             35
P.O. Box 182845                                                     Officer, American Museum of Natural
Columbus, Ohio 43218                                                History (2003 to 2004); Chief
Age: 59                                                             Financial Officer, Datek Online
                                                                    Holding Corp. (2000 to 2002);
                                                                    Executive member of Board of
                                                                    Directors, Executive Vice President
                                                                    and Chief Financial Officer,
                                                                    Republic New York Corporation (1976
                                                                    to 1999)
-----------------------------------------------------------------------------------------------------------------------------
Richard Brealey               Trustee         Indefinite; 1 year    Emeritus Professor, London School             35
P.O. Box 182845                                                     of Business (2002 to present);
Columbus, Ohio 43218                                                Deputy Chairman, Balancing and
Age: 69                                                             Settlement Code Panel (September
                                                                    2000 to present)
-----------------------------------------------------------------------------------------------------------------------------
Stephen J. Baker*             Trustee         Indefinite; 2 years   Chief Executive Officer, HSBC                 35
P.O. Box 182845                                                     Investments (USA), Inc. (2003 to
Columbus, Ohio 43218                                                present); Chief Executive Officer,
Age: 49                                                             HSBC Asset Management (Canada)
                                                                    Limited (1998 to 2003)
-----------------------------------------------------------------------------------------------------------------------------


    NAME, ADDRESS       OTHER DIRECTORSHIPS
       AND AGE            HELD BY TRUSTEE
---------------------------------------------------------------
Frederick C. Chen              None
P.O. Box 182845
Columbus, Ohio 43218
Age: 78
---------------------------------------------------------------
Larry M. Robbins               None
P.O. Box 182845
Columbus, Ohio 43218
Age: 67
---------------------------------------------------------------
Alan S. Parsow                 None
P.O. Box 182845
Columbus, Ohio 43218
Age: 55
---------------------------------------------------------------
Michael Seely                  None
P.O. Box 182845
Columbus, Ohio 43218
Age: 60
---------------------------------------------------------------
Thomas Robards           Financial Federal
P.O. Box 182845           Corporation and
Columbus, Ohio 43218         Overseas
Age: 59                  Shipholding Group

---------------------------------------------------------------
Richard Brealey                None
P.O. Box 182845
Columbus, Ohio 43218
Age: 69

---------------------------------------------------------------
Stephen J. Baker*              None
P.O. Box 182845
Columbus, Ohio 43218
Age: 49

---------------------------------------------------------------

                                            HSBC INVESTOR FAMILY OF FUNDS    102

 HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
 BOARD OF TRUSTEES (UNAUDITED) (CONTINUED)

The names of the Officers, their addresses, ages, position(s) held with each Trust, and principal occupation(s) during the past five years are described in the table below. Unless otherwise indicated, the address for each Officer is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

                                              TERM OF OFFICE AND
    NAME, ADDRESS           POSITION(S)         LENGTH OF TIME                        PRINCIPAL OCCUPATION(S)
       AND AGE          HELD WITH THE FUNDS  SERVED WITH THE FUNDS                      DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------------
Richard A. Fabietti          President         Indefinite; March    Senior Vice President, Head of Product Management, HSBC
3435 Stelzer Road                                2004- Present      Investments (USA) Inc, 1998-Present
Columbus, Ohio 43219
Age: 47
--------------------------------------------------------------------------------------------------------------------------------
Mark L. Suter*              Senior Vice           Indefinite;       Employee of BISYS Fund Services, Inc., 2000-Present
90 Park Avenue               President           2000-Present
10th Floor
New York, NY 10018
Age: 43
--------------------------------------------------------------------------------------------------------------------------------
Marc Schuman                 Secretary            Indefinite;       Senior Counsel of BISYS Fund Services, Inc., 2005-Present;
90 Park Avenue                                   2005-Present       Senior Corporate Counsel of The BISYS Group, Inc. 2001-2005;
10th Floor                                                          Of Counsel to Morgan, Lewis & Bockius LLP (law firm)
New York, NY 10016                                                  2000-2001.
Age: 45
--------------------------------------------------------------------------------------------------------------------------------
Michael Lawlor          Assistant Secretary    Indefinite; March    Assistant Counsel of BISYS Fund Services, Inc. 2005-Present;
100 Summer Street                                2005- Present      Associate Counsel of IXIS Advisors Group 2003-2005; Staff
Suite 1500                                                          Counsel Loomis, Sayles & Company, L.P. 2000-2003; Legal
Boston, MA 02110                                                    Product Manager, Scudder Kemper Investments 1999-2000.
Age: 36
--------------------------------------------------------------------------------------------------------------------------------
Troy Sheets*                 Treasurer            Indefinite;       Employee of BISYS Fund Services, Inc., 2002-Present; Senior
3435 Stelzer Road                                2004-Present       Manager, KPMG LLP, 1993-2002
Columbus, Ohio 43219
Age: 34
--------------------------------------------------------------------------------------------------------------------------------
Alaina Metz*            Assistant Treasurer       Indefinite;       Employee of BISYS Fund Services, Inc., 1995-Present
3435 Stelzer Road                                1996-Present
Columbus, Ohio 43219
Age: 38
--------------------------------------------------------------------------------------------------------------------------------
Frederick J. Schmidt*    Chief Compliance     Expires 2006; 2004-   Senior Vice President and Chief Compliance Officer, CCO
90 Park Avenue                Officer               Present         Services of BISYS Fund Services, 2004-Present; President,
10th Floor                                                          FJS Associates, 2002-2004; Vice President, Credit Agricole
New York, NY 10016                                                  Asset Mangement, U.S., 1987-2002
Age: 46
--------------------------------------------------------------------------------------------------------------------------------

---------
* Messrs. Suter, Sheets and Schmidt and Ms. Metz also are officers of certain other investment companies of which BISYS or an affiliate is the administrator.

103    HSBC INVESTOR FAMILY OF FUNDS

                               PRIVACY POLICY FOR
                            HSBC INVESTOR FUNDS AND
                            HSBC ADVISOR FUNDS TRUST

--------------------------------------------------------------------------------

THIS PRIVACY POLICY NOTICE SUMMARIZES THE COLLECTION AND DISCLOSURE OF NONPUBLIC PERSONAL INFORMATION ('INFORMATION') OF CUSTOMERS ('YOU') OF THE HSBC INVESTOR FAMILY OF FUNDS ('WE' OR 'US'). IF YOU ARE AN INDIVIDUAL SHAREHOLDER OF RECORD OF ANY SERIES OF THE FUNDS, WE CONSIDER YOU TO BE A CUSTOMER OF THE HSBC INVESTOR FAMILY OF FUNDS. SHAREHOLDERS PURCHASING OR OWNING SHARES OF ANY OF THE HSBC INVESTOR FAMILY OF FUNDS THROUGH THEIR BANK, BROKER, OR OTHER FINANCIAL INSTITUTION SHOULD CONSULT THAT FINANCIAL INSTITUTION'S PRIVACY POLICIES.

WE COLLECT THE FOLLOWING CATEGORIES OF INFORMATION ABOUT YOU
--------------------------------------------------------------------------------

We collect Information about you from the following sources: information we receive from you on applications or other forms; information about your transactions with us, our affiliates, or others; and information we receive from a consumer reporting agency.

WE DISCLOSE THE FOLLOWING CATEGORIES OF INFORMATION ABOUT YOU
--------------------------------------------------------------------------------

We do not disclose any Information about you or any former customer to anyone, except as permitted by law, including to our affiliates and third party service providers.

WE DISCLOSE INFORMATION ABOUT YOU TO THE FOLLOWING TYPES OF THIRD PARTIES
--------------------------------------------------------------------------------

We may disclose Information about you and any former customer to our affiliates, which we consider to include HSBC Bank USA N.A., HSBC Investments (USA) Inc. and their affiliates, and to nonaffiliated third parties, as permitted by law.

We may disclose all of the Information we collect to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

PROTECTING THE SECURITY AND CONFIDENTIALITY OF YOUR INFORMATION
--------------------------------------------------------------------------------

We restrict access to Information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your Information.




                                            HSBC INVESTOR FAMILY OF FUNDS    104

    A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities is available without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders or on the Fund's website at www.investorfunds.us.hsbc.com and the Securities and Exchange Commission's website at http://www.sec.gov. A copy of the Fund's voting record for the 12 month period ending June 30, 2005 is available at the Security and Exchange Commission's website at http://www.sec.gov.

    Schedules of Portfolio Investments for fiscal quarters ending January 31 and July 31 will be available no later than 60 days after period end, without charge, on the Fund's website at www.investorfunds.us.hsbc.com and on the Securities and Exchange Commission's website at http://www.sec.gov.

HSBC Investor Family of Funds:

INVESTMENT ADVISER AND ADMINISTRATOR
HSBC Investments (USA) Inc.
452 Fifth Avenue
New York, NY 10018

SUB-ADVISERS
  HSBC Growth and Income Fund
  TransAmerica Investment Management, LLC
  1150 S. Olive Street, Suite 2700
  Los Angeles, CA 90015

HSBC Investor Mid-Cap Fund
  Munder Capital Management
  Munder Capital Center
  480 Pierce Street
  Birmingham, MI 48009-6063

HSBC Investor Growth Portfolio
  Waddell & Reed Investment Management Company
  6300 Lamar Avenue
  Overland Park, KS 66202

HSBC Investor Value Portfolio
  NWQ Investment Management Co., LLC
  2049 Century Park East, 4th Floor
  Los Angeles, CA 90067

HSBC Investor International Equity Portfolio
  AllianceBernstein Investment Research and Management
  1345 Avenue of the Americas, 39th Floor
  New York, NY 10105

HSBC Investor Small Cap Equity Portfolio
  Westfield Capital Management Company
  One Financial Center
  Boston, MA 02111

SHAREHOLDER SERVICING AGENTS
  For HSBC Bank USA, N.A. and
  HSBC Brokerage (USA) Inc. Clients
  HSBC Bank USA, N.A.
  452 Fifth Avenue
  New York, NY 10018
  1-888-525-5757

  For All Other Shareholders
  HSBC Investor Funds
  P.O. Box 182845
  Columbus, OH 43218-2845
  1-800-782-8183


TRANSFER AGENT,
DISTRIBUTOR AND SPONSOR
BISYS Fund Services
3435 Stelzer Road
Columbus, OH 43219

CUSTODIANS
  HSBC Investor Limited Maturity Portfolio
  HSBC Investor Fixed Income Portfolio
  HSBC Investor New York Tax-Free Bond Fund
  HSBC Investor Growth Portfolio
  HSBC Investor Value Portfolio
  HSBC Investor Growth and Income Fund
  HSBC Investor Mid-Cap Fund
  HSBC Investor Small Cap Equity Portfolio
  HSBC Bank USA, N.A.
  452 Fifth Avenue
  New York, NY 10018

  HSBC Investor International Equity Portfolio
  Investors Bank & Trust Company
  200 Clarendon Street -- 16th Floor
  Boston, MA 02116

INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM
KPMG LLP
191 West Nationwide Blvd., Suite 500
Columbus, OH 43215

LEGAL COUNSEL
Dechert LLP
1775 Eye Street, N.W.
Washington, D.C. 20006


The HSBC Investor Family of Funds are distributed by BISYS Fund Services. This document must be preceded or accompanied by a current prospectus for the HSBC Investor Funds, which you should read carefully before you invest or send money.

HSB-0008                                                                  12/05

                                 Annual Report

[GRAPHIC]                        HSBC Investor
                                 Family of Funds

                                 October 31, 2005



                                 HSBC Investor Money Market Fund


                                 HSBC Investor U.S. Government
                                 Money Market Fund

                                 HSBC Investor Tax-Free
                                 Money Market Fund

                                 HSBC Investor New York Tax-Free
                                 Money Market Fund

                                 HSBC Investor U.S. Treasury
                                 Money Market fund

                                 HSBC Investor California Tax-Free
                                 Money Market Fund


                                 [HSBC LOGO]

Table of Contents

HSBC Investor Family of Funds
Annual Report - October 31, 2005

Chairman's Message.......................................................  1
Commentary From the Investment Manager...................................  2
Portfolio Reviews........................................................  3
Schedule of Portfolio Investments
        HSBC Investor Money Market Fund.................................. 10
        HSBC Investor U.S. Government Money Market Fund.................. 11
        HSBC Investor Tax-Free Money Market Fund......................... 12
        HSBC Investor New York Tax-Free Money Market Fund................ 14
        HSBC Investor U.S. Treasury Money Market Fund.................... 17
        HSBC Investor California Tax-Free Money Market Fund.............. 18
Statements of Assets and Liabilities..................................... 20
Statements of Operations................................................. 21
Statements of Changes in Net Assets...................................... 22
Financial Highlights..................................................... 28
Notes to Financial Statements............................................ 34
Report of Independent Registered Public Accounting Firm.................. 42
Table of Shareholder Expenses............................................ 43
Board of Trustees........................................................ 45

                                                              Chairman's Message

Dear Fellow Shareholders:

You have probably read about a number of new and proposed rules that the Securities and Exchange Commission has announced to enhance the corporate governance structure of mutual funds. In my letter to you in the Funds' most recent Semi-Annual Report, I noted that the Board of Trustees was committed to following the recommendations of the SEC and to work on its own to operate in a manner that is most beneficial to you, the shareholders.

The HSBC Investor Funds instituted a number of sound governance practices even before the SEC made them rules. For example, the SEC is currently considering a requirement that the chairman of a mutual fund board be an independent person, with no significant ties to fund management. Our funds were among the first in the industry to create the position of independent chairman, and we are determined to maintain much more than a majority of independent trustees.

The SEC requirement regarding the minimum number of independent trustees is 40%. Current regulations stipulate that independent trustees must hold at least a majority of board positions. Our board consists of five independent members (84%) and one interested trustee, who is the CEO of HSBC Investments (USA) Inc. The independent trustees also lead and work on various board committees, including audit, nominating/governance and valuation.

The full board meets at least quarterly to receive reports from fund management on topics such as investment performance, administrative activities and government regulations. At these sessions, the board meets with the various sub-advisers to the HSBC Investor Funds to review their investment operations and results. We work closely with fund counsel and our own independent legal counsel to ensure that the funds continue to comply with all regulatory requirements, including any new rules promulgated by the SEC. Between board meetings, ongoing communication among board members and with management helps us fulfill our responsibilities to oversee the operations of the funds.

All of us who are involved in the management of the HSBC Investor Funds welcome communication with you as well. We will keep you informed about industry trends and our commitment to "best practices." If you have any concerns, please contact us at:

HSBC Investor Funds
PO Box 182845
Columbus, Ohio 43218-2845

On behalf of the Board of Trustees and fund management, I would like to thank you for your continuing support.

Sincerely,

Larry M. Robbins
Larry M. Robbins, Chairman, HSBC Investor Funds

                                                 HSBC INVESTOR FAMILY OF FUNDS 1

Commentary From the Investment Manager

HSBC Investments (USA) Inc.

U.S. Economic Review

The U.S. economy generated healthy growth during the 12-month period ended October 31, 2005, despite a number of negative influences. Strong business and consumer spending helped the economy expand in the face of headwinds that included rising interest rates, surging energy prices and the devastation wrought by hurricanes on the Gulf Coast.

Energy prices climbed dramatically throughout much of the period, as production capacity did not keep pace with demand from growing economies in China, India and much of the rest of the world. Meanwhile, concerns about instability in the Middle East and other oil-producing regions led commodities traders to bid up oil prices. Hurricanes Katrina and Rita in late August and early September decimated much of the United States' oil refining capacity, resulting in a spike in gasoline prices.

Higher energy prices appeared to have a mildly negative impact on consumer spending. That development seemed to dampen the economy, decreasing the threat of inflation for a time--but data in the fall of 2005 suggested that high energy prices finally had begun to translate into rising consumer prices.

The Federal Reserve Board (the "Fed") throughout this period was concerned that economic growth and rising commodity and energy prices might lead to higher inflation. The Fed therefore increased its target short-term interest rate seven times for a total increase of 1.75 percentage points. (The Fed increased the federal funds rate by another quarter-point on November 1, just after the end of the period under discussion.) That tighter monetary policy was designed to increase borrowing costs, thereby restraining economic growth and keeping inflation in check.

Long-term interest rates remained low throughout much of the period, however. Investors showed little concern about the prospect of higher inflation and foreign investors poured money into Treasury bonds, which supported their prices and put a ceiling on yields. Low long-term rates helped keep mortgage rates at very low levels throughout most of this 12-month period. Inexpensive mortgages buttressed consumer spending by allowing consumers to refinance their home loans and free up cash. Low mortgage rates also supported strong growth in the housing sector.

Business spending remained strong throughout the period. Corporations entered this fiscal year with historically high levels of cash and low debt. Many companies had waited to make significant investments until the presidential election provided a less cloudy outlook on taxes and regulations. The election's resolution freed those firms to invest in hiring, equipment and other initiatives during this 12-month period. Corporate profit growth exceeded analysts' expectations throughout this fiscal year. Many companies sought to generate continued strong growth through mergers and acquisitions.

2 HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor Money Market Fund
(Class A (Investor) Shares, B Shares, C Shares, D (Private Investor) Shares, I Shares and Y Shares) by Thomas Riordan
Senior Fixed Income Portfolio Manager

Moody's has assigned an "Aaa" rating to the HSBC Investor Money Market Fund.(1)

Investment Concerns

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The third quarter of 2005 closed with the Fed's eleventh consecutive 25 basis point (0.25%) increase in the target fed funds rate. This tightening cycle began in June 2004 with the fed funds rate at 1.0%. The fed funds rate reached 3.75% following the Federal Open Market Committee's September 20 meeting. For much of the period the economy has grown in excess of a 3.5% annual rate. The economy has produced more than 175,000 non-farm payroll jobs for most of the year. Core inflation also remains under control, with both Consumer and Producer Price indexes(2) posting annual gains of less than 2.0%. Oil prices have risen steadily over the period, and are currently at approximately $60 per barrel. There are a number of reasons for the rising prices such as increased worldwide demand, unrest in oil producing countries and insufficient domestic refining capacity. Despite this, rising energy prices have not yet been able to derail the economic expansion.

There have also been several shocks to the economy. Hurricanes Katrina and Rita wrecked havoc on the Gulf Coast region. In addition to the human costs, much of the nations' oil refining capacity was damaged. The impact on the regional and national economies is not yet clear, but the federal government has committed itself to spending whatever necessary to rebuild the battered region. The effects of this commitment are twofold. First, it appears to have restored a degree of confidence in the region and second, due to the dramatic increase in federal spending, it has given inflation hawks something to worry about.

Among the uncertainties faced by the U.S. economy is the pending retirement of Federal Reserve Chairman Alan Greenspan. Chairman Greenspan has been a reassuring presence on the economic scene since his appointment in 1987 and it will take the market some time to adjust to the economic stewardship of his announced successor, Ben Bernanke.

Trading activity the past year continues to be centered primarily in the purchase of A1+/P1 or A1/P1 commercial paper in the 30 to 90 day range. Additionally, we bought Variable Rate Notes ("VRN") that are indexed to either Prime or Libor(3) and offer incremental yield pick-up over shorter dated paper. As it is likely that the Fed will continue to raise the target federal funds rate, we look to add to both our VRN and short dated securities position.*

As we approach the end of 2005, the short-term market is adjusting to the possibility of additional fed funds rate increases than previously anticipated. Because we believe the Fed still considers the fed funds rate to be at an accommodative level, we look for rate increases to continue as long as the economic data remains as strong as it has been for much of 2005. Of course, this strategy is subject to change should economic conditions necessitate a change.

*Portfolio composition is subject to change.


Fund Performance                                   Average Annual Total Return (%)             Yield(4)
-------------------------------------------------------------------------------------------------------
                                                Inception       1       5       Since          7-Day
As of October 31, 2005                            Date        Year     Year    Inception       Average
--------------------------------------------------------------------------------------------------------
Class A (Investor) Shares                       11/13/98      2.17    1.85       2.76           3.16
--------------------------------------------------------------------------------------------------------
Class B Shares**                                  4/4/01     -2.44     N/A       0.95           2.56
--------------------------------------------------------------------------------------------------------
Class C Shares***                                3/23/01      0.56     N/A       0.99           2.56
--------------------------------------------------------------------------------------------------------
Class D (Private Investor) Shares                 4/1/99      2.32    2.00       2.80           3.31
--------------------------------------------------------------------------------------------------------
Class I Shares                                    1/9/02      2.71     N/A       1.72           3.70
--------------------------------------------------------------------------------------------------------
Class Y Shares                                  11/12/98      2.58    2.26       3.16           3.56
--------------------------------------------------------------------------------------------------------
Lipper Money Market Funds Average(5)               --         2.02    1.67        N/A            N/A
--------------------------------------------------------------------------------------------------------

 ** Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

*** Reflects the applicable contingent deferred sales charge, maximum of 1.00%.

-------------------------------------------------------------------------------
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

(1) The "Aaa" money market fund rating is historical and reflects the superior quality of the Fund's investments, sound liquidity management, and strong operations and trading support. Periodic reviews are conducted to ensure a secure operations environment. Moody's rating represents an opinion only, not a recommendation to buy or sell.

(2) The Consumer Price Index (CPI) is a measure of price changes in consumer goods and services such as gasoline, food, and automobiles. Sometimes referred to as "headline inflation." Producer Price Index (PPI) is a family of indexes that measures the average change over time in selling prices received by domestic producers of goods and services. PPIs measure price change from the perspective of the seller.

(3) The London Inter-Bank Offer Rate (LIBOR) is the interest rate that the largest international banks charge each other for loans.

(4) The 7-day yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

(5) The Lipper Money Market Funds Average is an average of managed funds that invest in high-quality financial instruments rated in the top two grades, with dollar-weighted average maturities of less than 90 days. Lipper is an independent mutual fund performance monitor whose results are based on total return. Investors cannot invest directly in an index, although they can invest in the underlying funds or securities.

                                                 HSBC INVESTOR FAMILY OF FUNDS 3

Portfolio Reviews

HSBC Investor U.S. Government Money Market Fund
(Class A (Investor) Shares, B Shares, D (Private Investor) Shares, I Shares and Y Shares) by Thomas Riordan
Senior Fixed Income Portfolio Manager

Investment Concerns

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The third quarter of 2005 closed with the Fed's eleventh consecutive 25 basis point (0.25%) increase in the target fed funds rate. This tightening cycle began in June 2004 with the fed funds rate at 1.0%. The fed funds rate reached 3.75% following the Federal Open Market Committee's September 20, 2005 meeting. For much of the period the economy has grown in excess of a 3.5% annual rate. The economy has produced more than 175,000 non-farm payroll jobs for most of the year. Core inflation also remains under control, with both Consumer and Producer Price indexes(3) posting annual gains of less than 2.0%. Oil prices have risen steadily over the period, and are currently at approximately $60 per barrel. There are a number of reasons for the rising prices such as increased worldwide demand, unrest in oil producing countries, and insufficient domestic refining capacity. Despite this, rising energy prices have not yet been able to derail the economic expansion.

There have also been several shocks to the economy. Hurricanes Katrina and Rita wrecked havoc on the Gulf Coast region. In addition to the human costs, much of the nations' oil refining capacity was damaged. The impact on the regional and national economies is not yet clear, but the federal government has committed itself to spending whatever necessary to rebuild the battered region. The effects of this commitment are twofold. First, it appears to have restored a degree of confidence in the region and second, due to the dramatic increase in federal spending, it has given inflation hawks something to worry about.

Among the uncertainties faced by the U.S. economy is the pending retirement of Federal Reserve Chairman Alan Greenspan. Chairman Greenspan has been a reassuring presence on the economic scene since his appointment in 1987 and it will take the market some time to adjust to the economic stewardship of his announced successor, Ben Bernanke.

Trading activity the past year continues to be centered primarily in the purchase of Federal Home Loan Bank and Federal Farm Credit Bank discount notes in the 30 to 90 day range when the securities provide incremental yield over overnight repurchase agreements. Additionally, we bought Variable Rate Notes ("VRN") that are indexed to either Prime or Libor(4) and offer incremental yield pick-up over shorter dated paper. We believe it is likely that the Fed will continue to raise the target fed funds rate, we look to add to both our VRN and short dated securities position.*

As we approach the end of 2005, the short-term market is adjusting to the possibility of additional fed funds rate increases than previously anticipated. Because the Fed still considers fed funds rate to be at an accommodative level, we look for rate increases to continue as long as the economic data remains as strong as it has been for much of 2005. Of course, this strategy is subject to change should economic conditions necessitate a change.

*Portfolio composition is subject to change.



Fund Performance                                       Average Annual Total Return (%)      Yield(2)
-----------------------------------------------------------------------------------------------------
                                      Inception       1        5        10      Since        7-Day
As of October 31, 2005                  Date         Year     Year     Year    Inception     Average
-----------------------------------------------------------------------------------------------------
Class A (Investor) Shares              5/3/90        2.09     1.71      3.28     3.75         3.05
-----------------------------------------------------------------------------------------------------
Class B Shares**                      9/11/98       -2.28     1.29       N/A     2.19         3.18
-----------------------------------------------------------------------------------------------------
Class D (Private Investor) Shares      4/1/99        2.24     1.86       N/A     2.62         3.20
-----------------------------------------------------------------------------------------------------
Class I Shares***                    12/24/03        0.73      N/A       N/A     0.76          N/A
-----------------------------------------------------------------------------------------------------
Class Y Shares                         7/1/96        2.50     2.12       N/A     3.52         3.45
-----------------------------------------------------------------------------------------------------
Lipper U.S. Government
   Money Market Funds Average(1)        --           2.07     1.70      3.37      N/A          N/A
-----------------------------------------------------------------------------------------------------

 ** Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

*** Class I Shares were operational during a portion of the periods presented.
    Amounts reflect performance for the period of the time the class had operations, which was 89 days and 10 days during the year ended October 31, 2005 and 2004, respectively.

-------------------------------------------------------------------------------
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

(1) The Lipper U.S. Government Money Market Funds Average is an average of managed funds that invest principally in financial instruments issued or guaranteed by the U.S. government, its agencies, or its instrumentalities with dollar-weighted average maturities of less than 90 days. Lipper is an independent mutual fund performance monitor whose results are based on total return. Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Fund do not match those in the indexes and performance of the Fund will differ. Investors cannot invest directly in an index, although they can invest in the underlying funds or securities.

(2) The 7-day yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

(3) The Consumer Price Index (CPI) is a measure of price changes in consumer goods and services such as gasoline, food, and automobiles. Sometimes referred to as "headline inflation". Producer Price Index (PPI) is a family of indexes that measures the average change over time in selling prices received by domestic producers of goods and services. PPIs measure price change from the perspective of the seller.

(4) The London Inter-Bank Offer Rate (LIBOR) is the interest rate that the largest international banks charge each other for loans.

4 HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor Tax-Free Money Market Fund
(Class A (Investor) Shares, D (Private Investor) Shares, I Shares and Y Shares) by Robert Lee
Fixed Income Portfolio Manager

Investment Concerns

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. The Fund's income may be subject to the federal alternative minimum tax and to certain state and local taxes. Regional funds may be subject to additional risk, since companies they invest in are located in one geographical location.

Hurricanes Katrina, Rita and Wilma wreaked havoc from late August through October on the Gulf Coast region, taking many lives and causing billions in economic losses. It is still too early to fully assess the impact of the storms on the national economy, but the shutdown of oil and natural gas refinery facilities in the region has exacerbated already high-energy prices. As companies pass along their higher energy expenses to consumers, consumer spending could possibly be curtailed and economic growth dampened in the near term. Although energy prices have fallen back some from the post hurricane highs as production came back on line, increasing global demand and limited refinery capacity may continue to keep prices elevated. Spending for clean up and rebuilding the affected areas should have a stimulus effect and give economic growth a boost.

Contrary to many predictions that the Fed would temporarily pause its tightening policy, the fed funds target rate was hiked another 25 basis points (0.25%) to 3.75% following the Fed's September 20, 2005 meeting, for a total of 275 basis points (2.75%) since June 2004. In the September 20 Federal Open Market Committee meeting minutes, the committee deemed the effects of Katrina on growth as temporary and was more concerned that the effects "were likely to add to already considerable pressure on prices." The committee concluded that "core inflation has been relatively low", and "longer-term inflation expectations remain contained." In closing, the committee stated that "policy accommodation can be removed at a pace that is likely to be measured." With core inflation on the high side of their 2% ceiling, the Fed is expected to be vigilant in keeping it from going higher, especially with new incoming chairman Ben Bernanke looking to demonstrate his inflation fighting credentials. We believe the Fed will continue to hike interest rates 25 basis points (0.25%) at each subsequent meeting, and possibly conclude by first quarter of 2006.

Short-term municipal market yields kept pace with the Federal Reserve's interest tightening campaign. In this rising interest rate environment, investors looked to stay short in anticipation of higher rates, which in turn fed strong demand for short paper.

Overall, most states are in better shape than in recent times as rising personal incomes and corporate earnings from a growing economy generate higher tax revenues. With the exception of specific regions inflicted by the storms, credit quality improved across the states, with more credit upgrades than downgrades. In the afflicted areas, approximately $8 billion in municipal bonds could possibly face rating cuts. New Orleans, which was heaviest damaged, was the first to have its rating cut after the storms. The Fund did not have any exposure to potential downgrades.

The Fund maintained its strategy of keeping a short weighted average maturity. With no incentive to extend maturities, the Fund's allocation has been concentrated in floating rate securities and two- to three-months tax exempt commercial paper to benefit from a rising interest rate environment. At the end of October 2005, the Fund's weighted average maturity stood at 10 days, and floating rate securities comprised approximately 75% of the Fund. We believe economic data will be scrutinized over the next few months as the Fed winds down in its campaign to raise interest rates. At that time, the Fund will look to extend maturities and attempt to lock in higher yields.

*Portfolio composition is subject to change.



Fund Performance                         Average Annual Total Return (%)     Yield(2)
-------------------------------------------------------------------------------------
                                         Inception       1       Since         7-Day
As of October 31, 2005                     Date        Year    Inception      Average
-------------------------------------------------------------------------------------
Class A (Investor) Shares**               8/27/04       N/A       0.00          N/A
-------------------------------------------------------------------------------------
Class D (Private Investor) Shares         8/24/04      1.60       1.55         2.04
-------------------------------------------------------------------------------------
Class I Shares***                         6/25/04      0.15       0.20          N/A
-------------------------------------------------------------------------------------
Class Y Shares                             6/8/04      1.86       1.69         2.29
-------------------------------------------------------------------------------------
Lipper Money Market Funds Average(1)        --         2.48        N/A          N/A
-------------------------------------------------------------------------------------

 ** Class A (Investor) Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of the time the class had operations, which was 5 days during the year ended October 31, 2004.

*** Class I Shares were operational during a portion of the periods presented.
    Amounts reflect performance for the period of the time the class had operations, which was 27 and 40 days during the year ended October 31, 2005 and 2004.

-------------------------------------------------------------------------------
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

(1) The Lipper Money Market Funds Average is comprised of funds that invests in high quality financial instruments rated in top two grades with dollar-weighted average maturities of less than 90 days. Funds require high minimum investments and have lower total expense ratios relative to other money market funds. Intend to keep constant net asset value.

(2) The 7-day yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

(3) The Consumer Price Index (CPI) is a measure of price changes in consumer goods and services such as gasoline, food, and automobiles. Sometimes referred to as "headline inflation." Producer Price Index (PPI) is a family of indexes that measures the average change over time in selling prices received by domestic producers of goods and services. PPIs measure price change from the perspective of the seller.

(4) The London Inter-Bank Offer Rate (LIBOR) is the interest rate that the largest international banks charge each other for loans.

                                                 HSBC INVESTOR FAMILY OF FUNDS 5

Portfolio Reviews

HSBC Investor New York Tax-Free Money Market Fund
(Class A (Investor) Shares, B Shares, C Shares, D (Private Investor) Shares and Y Shares) by Robert Lee
Fixed Income Portfolio Manager

Investment Concerns

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. The Fund's income may be subject to the federal alternative minimum tax and to certain state and local taxes. Regional funds may be subject to additional risk, since companies they invest in are located in one geographical location.

Hurricanes Katrina, Rita and Wilma wreaked havoc from late August through October on the Gulf Coast region, taking many lives and causing billions in economic losses. It is still too early to fully assess the impact of the storms on the national economy, but the shutdown of oil and natural gas refinery facilities in the region has exacerbated already high-energy prices. As companies pass along their higher energy expenses to consumers, consumer spending could possibly be curtailed and economic growth dampened in the near term. Although energy prices have fallen back some from the post hurricane highs as production came back on line, increasing global demand and limited refinery capacity may continue to keep prices elevated. Spending for clean up and rebuilding the affected areas should have a stimulus effect and give economic growth a boost.

Contrary to many predictions that the Fed would temporarily pause its tightening policy, the fed funds target rate was hiked another 25 basis points (0.25%) to 3.75% following the Fed's September 20, 2005 meeting, for a total of 275 basis points (2.75%) since June 2004. In the September 20 Federal Open Market Committee meeting minutes, the committee deemed the effects of Katrina on growth as temporary and was more concerned that the effects "were likely to add to already considerable pressure on prices." The committee concluded that "core inflation has been relatively low", and "longer-term inflation expectations remain contained." In closing, the committee stated that "policy accommodation can be removed at a pace that is likely to be measured." With core inflation on the high side of their 2% ceiling, the Fed is expected to be vigilant in keeping it from going higher, especially with new incoming chairman Ben Bernanke looking to demonstrate his inflation fighting credentials. We believe the Fed will continue to hike interest rates 25 basis points (0.25%) at each subsequent meeting, and possibly conclude by first quarter of 2006.

Short-term municipal market yields kept pace with the Federal Reserve's interest tightening campaign. In this rising interest rate environment, investors looked to stay short in anticipation of higher rates, which in turn fed strong demand for short paper.

New York State finances continue to improve, as a growing economy generate higher tax revenues from rising personal income and corporate earnings. The current fiscal year is projected to end with a $1 billion surplus. However, rising health care costs will keep the state in the red with a projected deficit of $2.5 billion in fiscal year 2007 and $4.4 billion in fiscal year 2008. Fiscal discipline could be in jeopardy if voters approve a November 8 ballot known as Proposal One. Critics of the ballot argue that empowering the legislature with power to draft its own spending plan if a budget is not adopted on time would lead to a legislature that could ignore the executive budget and raise spending.

The Fund maintained its strategy of keeping a short weighted average maturity. With no incentive to extend maturities, the Fund's allocation were concentrated in floating rate securities and two- to three-month tax exempt commercial paper to benefit from a rising interest rate environment. At the end of October 2005, the Fund's weighted average maturity stood at 18 days, and floating rate securities comprised approximately 80% of the Fund. Economic data will be scrutinized over the next few months as the Fed winds down in its campaign to raise interest rates. At that time, the Fund will look to extend maturities and attempt to lock in higher yields.*

*Portfolio composition is subject to change.


Fund Performance                                           Average Annual Total Return           Yield(2)
---------------------------------------------------------------------------------------------------------
                                         Inception       1        5        10        Since         7-Day
As of October 31, 2005                     Date         Year     Year     Year     Inception      Average
---------------------------------------------------------------------------------------------------------
Class A (Investor) Shares                 11/17/94      1.46     1.12     2.02       2.14          1.92
---------------------------------------------------------------------------------------------------------
Class B Shares**                           4/29/98     -3.15     0.29      N/A       0.40          1.32
---------------------------------------------------------------------------------------------------------
Class C Shares***                          3/19/01       N/A      N/A      N/A       0.24           N/A
---------------------------------------------------------------------------------------------------------
Class D (Private Investor) Shares           4/1/99      1.61     1.27      N/A       1.71          2.07
---------------------------------------------------------------------------------------------------------
Class Y Shares                              7/1/96      1.86     1.53      N/A       2.30          2.32
---------------------------------------------------------------------------------------------------------
Lipper New York Tax-Exempt Money
    Market Funds Average(1)                   --        1.60     1.24     2.10        N/A           N/A
---------------------------------------------------------------------------------------------------------

 ** Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

*** Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
    Class C Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of the time the class had operations, which was 81 days during the year ended October 31, 2004 and the years ended October 31, 2003, 2002, and 2001 (since inception).

-------------------------------------------------------------------------------
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

(1) The Lipper New York Tax-Exempt Money Market Funds Average is an average of managed funds that invest in municipal obligations of New York with dollar-weighted average maturities of less than 90 days. Lipper is an independent mutual fund performance monitor whose results are based on total return. Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Fund do not match those in the indexes and performance of the Fund will differ. Investors cannot invest directly in an index, although they can invest in the underlying funds or securities.

(2) The 7-day yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

6 HSBC INVESTOR FAMILY OF FUNDS

                                                               Portfolio Reviews


HSBC Investor U.S. Treasury Money Market Fund         Standard & Poor's has assigned an
(Class A (Investor) Shares, B Shares, C Shares, D     "AAA" rating to the HSBC Investor
(Private Investor) Shares, I Shares and Y Shares)     U.S. Treasury Money Market Fund.(3)

by Ruth Medina
Senior Fixed Income Portfolio Manager



Investment Concerns

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. The Fund's income may be subject to the federal alternative minimum tax and to certain state and local taxes.

The Fed again raised short-term interest rates by one-quarter of a percentage point (or 25 basis points (0.25%)) to 4.0 percent following their September 20, 2005 meeting. This marked the twelfth interest rate increase since the Fed started its tightening cycle back in June of last year.

The economy experienced moderate growth but there are still concerns over rising crude oil prices which have settled into the mid $60's per barrel, with the aftermath of Hurricanes Katrina, Rita, and Wilma. Inflation still remains the key as both the Consumer Price Index(4) and the Producer Price Index(4) have been trending upward lately, a trend that is being closely followed by the Fed.

Gross Domestic Product4 grew 3.3 percent in the second quarter, according to the U.S. Commerce Department down slightly from 3.0 percent growth in the first quarter. About two-thirds of the second quarter growth can be attributed to consumer spending. The Commerce Department states that, in July, consumers spent more than they earned for just the second time in the last 46 years.

Trading activity for the past year was centered primarily in the purchase of short dated Treasury Bills, 6-month Bills and the Cash Management Bills when they are available. As an AAA(5) rated Fund, our maximum weighted average maturity is 50 days.*

Our in house interest rate viewpoint believes that the Fed will continue its accommodative stance and raise short term interest rates for year end into the first quarter of 2006. As such, we believe a fed funds target of approximately 4.75% is a strong possibility when the Federal Reserve ends their present tightening cycle.

*Portfolio composition is subject to change.


Fund Performance                                      Average Annual Total Return (%)     Yield(2)
---------------------------------------------------------------------------------------------------
                                                      Inception       1        Since        7-Day
As of October 31, 2005                                  Date        Year     Inception     Average
---------------------------------------------------------------------------------------------------
Class A (Investor) Shares                              5/24/01      1.89        1.07        2.57
---------------------------------------------------------------------------------------------------
Class B Shares**                                       8/13/04     -2.71       -1.38        1.96
---------------------------------------------------------------------------------------------------
Class D (Private Investor) Shares                      5/14/01      2.04        1.23        2.72
---------------------------------------------------------------------------------------------------
Class I Shares***                                     12/30/03      2.02        1.11        3.14
---------------------------------------------------------------------------------------------------
Class Y Shares                                         5/11/01      2.30        1.49        2.97
---------------------------------------------------------------------------------------------------
Lipper U.S. Treasury Money Market Funds Average(1)       --         1.99         N/A         N/A
---------------------------------------------------------------------------------------------------

 ** Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

*** Class I Shares were operational during a portion of the periods presented.
    Amounts reflect performance for the period of the time the class had operations, which was 280 and 13 days during the year ended October 31, 2005 and 2004, respectively.

-------------------------------------------------------------------------------
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

(1) The Lipper U.S. Treasury Money Market Funds Average is an average of managed funds that invest principally in U.S. Treasury obligations with dollar-weighted average maturities of less than 90 days. Lipper is an independent mutual fund performance monitor whose results are based on total return. Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Fund do not match those in the indexes and performance of the Fund will differ. Investors cannot invest directly in an index, although they can invest in the underlying funds or securities.

(2) The 7-day yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

(3) The "AAA" money market fund rating is historical and reflects the superior quality of the Fund's investments, sound liquidity management, and strong operations and trading support. Periodic reviews are conducted to ensure a secure operations environment. Standard & Poor's rating represent an opinion only, not a recommendation to buy or sell.

(4) The Consumer Price Index (CPI) is a measure of price changes in consumer goods and services such as gasoline, food, and automobiles. Sometimes referred to as "headline inflation." Producer Price Index (PPI) is a family of indexes that measures the average change over time in selling prices received by domestic producers of goods and services. PPIs measure price change from the perspective of the seller. Gross Domestic Product Growth
    (GDP) is the measure of the market value of the goods and services produced by labor and property in the United States.

(5) Moody's or Standard & Poor's Ratings represent an opinion only, not a recommendation to buy or sell.

                                                 HSBC INVESTOR FAMILY OF FUNDS 7

Portfolio Reviews

HSBC Investor California Tax-Free Money Market Fund
(D (Private Investor) Shares and Y Shares) by Robert Lee
Fixed Income Portfolio Manager

Investment Concerns

An investment in the Fund is neither guaranteed nor insured by the FDIC or any other government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund. The Fund's income may be subject to the federal alternative minimum tax and to certain state and local taxes. Regional funds may be subject to additional risk, since companies they invest in are located in one geographical location.

The Hurricanes Katrina, Rita and Wilma wreaked havoc from late August through October on the Gulf Coast region, taking many lives and causing billions in economic losses. It is still too early to fully assess the impact of the storms on the national economy, but the shutdown of oil and natural gas refinery facilities in the region has exacerbated already high-energy prices. As companies pass along their higher energy expenses to consumers, consumer spending could possibly be curtailed and economic growth dampened in the near term. Although energy prices have fallen back some from the post hurricane highs as production came back on line, increasing global demand and limited refinery capacity may continue to keep prices elevated. Spending for clean up and rebuilding the affected areas should have a stimulus effect and give economic growth a boost.

Contrary to many predictions that the Fed would temporarily pause its tightening policy, the fed funds target rate was hiked another 25 basis points (0.25%) to 3.75% following the Fed's September 20, 2005 meeting, for a total of 275 basis points (2.75%) since June 2004. In the September 20 Federal Open Market Committee meeting minutes, the committee deemed the effects of Katrina on growth as temporary and was more concerned that the effects "were likely to add to already considerable pressure on prices." The committee concluded that "core inflation has been relatively low", and "longer-term inflation expectations remain contained." In closing, the committee stated that "policy accommodation can be removed at a pace that is likely to be measured." With core inflation on the high side of their 2% ceiling, the Fed is expected to be vigilant in keeping it from going higher, especially with new incoming chairman Ben Bernanke looking to demonstrate his inflation fighting credentials. We believe the Fed will continue to hike interest rates 25 basis points (0.25%) at each subsequent meeting, and possibly conclude in the first quarter of 2006.

Short-term municipal market yields kept pace with the Fed's interest tightening campaign. In this rising interest rate environment, investors looked to stay short in anticipation of higher rates, which in turn fed strong demand for short paper. Strong demand for California paper kept levels 10 to 20 basis points (0.10% to 0.20%) rich to general markets from July through August, but narrowed back to 5 basis points (0.05%) by the end of October.

With four consecutive years of budget deficits, California is looking at another year in the red for fiscal year 2006 at $6 billion, earning it the dubious distinction of the state with the lowest credit rating despite having the world's sixth largest economy. However, as with most states, its balance sheet has improved with higher tax revenues generated from rising personal incomes and corporate earnings in a growing economy as a result Moody's and S&P rates the state A(2) and it A(3), respectively.*

The Fund maintained its strategy of keeping a short weighted average maturity. With no incentive to extend maturities, the Fund's allocation has been concentrated in floating rate securities and two- to three-month tax exempt commercial paper to benefit from a rising interest rate environment. At the end of October 2005, the Fund's weighted average maturity stood at 12 days, and floating rate securities comprised approximately 75% of the Fund. Economic data will be scrutinized over the next few months as the Fed winds down in its campaign to raise interest rates. At that time, the Fund will look to extend maturities and attempt to lock in higher yields.

*Portfolio composition is subject to change.



Fund Performance                                         Average Annual Total Return (%)        Yield(2)
--------------------------------------------------------------------------------------------------------
                                                          Inception       1       Since          7-Day
As of October 31, 2005                                      Date        Year    Inception       Average
--------------------------------------------------------------------------------------------------------
Class D (Private Investor) Shares                          6/17/02      1.64       0.94           2.06
--------------------------------------------------------------------------------------------------------
Class Y Shares                                             7/18/02      1.89       1.20           2.31
--------------------------------------------------------------------------------------------------------
Lipper California Tax-Free Money Market Funds Average(1)       N/A      1.60        N/A            N/A
--------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

(1) The Lipper California Tax-Free Money Market Funds Average of managed funds that invest principally in U.S. Treasury obligations with dollar-weighted average maturities of less than 90 days. Intend to keep a constant net asset value. Lipper is an independent mutual fund performance monitor whose results are based on total return. Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Fund do not match those in the indexes and performance of the Fund will differ. Investors cannot invest directly in an index, although they can invest in the underlying funds or securities.

(2) The 7-day yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

(3) Moody's or Standard & Poor's Ratings represent an opinion only, not a recommendation to buy or sell.

8 HSBC INVESTOR FAMILY OF FUNDS

                                                               Portfolio Reviews

                                                          Portfolio Composition*
                                                                October 31, 2005
                                                                     (Unaudited)

HSBC Investor Money Market Fund

  Investment Allocation                     Percentage of Investments at Value
==============================================================================
  Commercial Paper                                         42.3%
------------------------------------------------------------------------------
  Corporate Bonds                                          30.1%
------------------------------------------------------------------------------
  Certificates of Deposit                                  18.5%
------------------------------------------------------------------------------
  Repurchase Agreements                                     7.1%
------------------------------------------------------------------------------
  Bank Notes                                                2.0%
------------------------------------------------------------------------------
  Total                                                   100.0%
==============================================================================


HSBC Investor U.S. Government Money Market Fund

  Investment Allocation                     Percentage of Investments at Value
==============================================================================
  U.S. Government Agencies                                 82.6%
------------------------------------------------------------------------------
  Repurchase Agreements                                    17.4%
------------------------------------------------------------------------------
  Total                                                   100.0%
==============================================================================


HSBC Investor Tax-Free Money Market Fund

  Investment Allocation                     Percentage of Investments at Value
==============================================================================
  Variable Rate Notes                                      76.1%
------------------------------------------------------------------------------
  Commercial Paper                                         16.2%
------------------------------------------------------------------------------
  Annual Demand Notes                                       4.2%
------------------------------------------------------------------------------
  Cash and Equivalents                                      3.5%
------------------------------------------------------------------------------
  Total                                                   100.0%
==============================================================================


HSBC Investor N.Y. Tax-Free Money Market Fund

  Investment Allocation                     Percentage of Investments at Value
==============================================================================
  Variable Rate Notes                                      82.6%
------------------------------------------------------------------------------
  Commercial Paper                                          9.9%
------------------------------------------------------------------------------
  Municipal Bonds                                           3.9%
------------------------------------------------------------------------------
  Annual Demand Notes                                       1.8%
------------------------------------------------------------------------------
  Cash and Equivalents                                      1.8%
------------------------------------------------------------------------------
  Total                                                   100.0%
==============================================================================


HSBC Investor U.S. Treasury Money Market Fund

  Investment Allocation                     Percentage of Investments at Value
==============================================================================
  U.S. Treasury Bills                                     100.0%
------------------------------------------------------------------------------
  Total                                                   100.0%
==============================================================================


HSBC Investor California Tax-Free Money
Market Fund

  Investment Allocation                     Percentage of Investments at Value
==============================================================================
  Variable Rate Notes                                      74.7%
------------------------------------------------------------------------------
  Commercial Paper                                         23.2%
------------------------------------------------------------------------------
  Cash and Equivalents                                      2.1%
------------------------------------------------------------------------------
  Total                                                   100.0%
==============================================================================

*Portfolio composition is subject to change.


                                                 HSBC INVESTOR FAMILY OF FUNDS 9

 HSBC INVESTOR MONEY MARKET FUND
--------------------------------------------------------------------------------
 SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2005

-----------------------------------------------------------------
 COMMERCIAL PAPER AND NOTES  - 43.6%
                                       PRINCIPAL
                                       AMOUNT($)      VALUE($)
                                      -----------   -------------
ASSET BACKED  - 1.1%
White Pine Financial LLC, 3.92%,
 12/6/05,* (b)......................   40,000,000      40,000,000
                                                    -------------
BANKING  - 20.8%
Anz National International, 4.20%,
 2/1/06.............................  100,000,000      98,936,889
BNP Paribas Finance, 3.67%,
 11/7/05............................   50,000,000      49,969,667
Citigroup Funding Inc., 3.84%,
 11/10/05...........................  150,000,000     149,856,374
Depfa Bank PLC, 3.67%, 11/8/05,
 (b)................................  100,000,000      99,929,318
Depfa Bank PLC, 3.73%, 11/10/05,
 (b)................................   50,000,000      49,953,813
Dexia Delaware, LLC, 3.90%,
 12/21/05...........................   75,000,000      74,597,396
Golden Fish LLC, 4.02%, 11/22/05....   44,859,000      44,754,068
HBOS Treasury Service, 3.74%,
 11/17/05...........................  100,000,000      99,835,556
Westpac Capital, 3.90%, 12/28/05....  100,000,000      99,388,833
                                                    -------------
                                                      767,221,914
                                                    -------------
BROKERAGE SERVICES  - 8.1%
Bear Stearns Co., Inc., 3.82%,
 11/3/05............................   50,000,000      49,989,417
Bear Stearns Co., Inc., 3.84%,
 12/14/05...........................  100,000,000      99,546,111
Morgan Stanley Dean Witter, 3.82%,
 11/3/05............................   50,000,000      49,989,417
Morgan Stanley Dean Witter, 3.82%,
 11/7/05............................  100,000,000      99,936,666
                                                    -------------
                                                      299,461,611
                                                    -------------
DIVERSIFIED  - 4.1%
General Electric Capital Corp.,
 3.73%, 11/15/05....................  100,000,000      99,856,111
General Electric Capital Corp.,
 3.91%, 11/17/05....................   50,000,000      49,913,334
                                                    -------------
                                                      149,769,445
                                                    -------------
FINANCE  - 9.5%
Barclays U.S. Funding Corp., 3.95%,
 12/7/05............................  100,000,000      99,608,000
Rabobank USA Financial Corp., 4.04%,
 11/1/05............................  100,000,000     100,000,000
Total Capital, 3.85%, 11/14/05......  150,000,000     149,792,000
                                                    -------------
                                                      349,400,000
                                                    -------------
TOTAL COMMERCIAL PAPER AND
 NOTES (COST $1,605,852,970)........                1,605,852,970
                                                    -------------

-----------------------------------------------------------------
 CORPORATE OBLIGATIONS  - 30.9%

ASSET BACKED  - 20.9%
Harrier Finance Funding LLC, 3.825%,
 5/15/06,*..........................  100,000,000      99,997,322
K2 (USA) LLC, 3.82%, 3/15/06,*
 (b)................................   75,000,000      74,997,218
K2 (USA) LLC, 3.82%, 5/10/06,*
 (b)................................  100,000,000      99,994,717
Sigma Finance, Inc., 3.81%,
 11/16/05,* (b).....................  100,000,000      99,999,086
Sigma Finance, Inc., 3.81%, 2/8/06,*
 (b)................................   50,000,000      49,997,295
Sigma Finance, Inc., 3.81%,
 2/23/06,* (b)......................   50,000,000      49,996,902
Stanfield Victoria Funding LLC,
 3.83%, 2/15/06,* (b)...............   75,000,000      74,998,911
Stanfield Victoria Funding LLC,
 3.82%, 7/12/06,* (b)...............   50,000,000      49,994,801
Whistlejacket Capital LLC, 3.82%,
 6/15/06,* (b)......................   50,000,000      49,993,485
Whistlejacket Capital LLC, 3.82%,
 7/18/06,* (b)......................   50,000,000      49,992,846
Whistlejacket Capital LLC, 3.96%,
 10/20/06,* (b).....................   25,000,000      24,996,371
White Pine Financial LLC, 3.81%,
 10/16/06,* (b).....................   45,000,000      44,993,484
                                                    -------------
                                                      769,952,438
                                                    -------------
BROKERAGE SERVICES  - 8.1%
Goldman Sachs Group, 4.10%,
 7/26/06,* (c)......................  150,000,000     150,000,000
Merrill Lynch & Co., 3.89%, 2/3/09,*
 (c)................................  150,000,000     150,000,000
                                                    -------------
                                                      300,000,000
                                                    -------------


-----------------------------------------------------------------
 CORPORATE OBLIGATIONS  - CONTINUED
                                       PRINCIPAL
                                       AMOUNT($)      VALUE($)
                                      -----------   -------------
FINANCE  - 1.9%
CIT Group, Inc., 3.83%, 8/18/06,*...   50,000,000      50,006,124
CIT Group, Inc., 4.01%, 8/31/06,*...   20,000,000      20,022,385
                                                    -------------
                                                       70,028,509
                                                    -------------
TOTAL CORPORATE OBLIGATIONS
 (COST $1,139,980,947)..............                1,139,980,947
                                                    -------------

-----------------------------------------------------------------
 CERTIFICATES OF DEPOSIT  - 19.0%

BANKING  - 19.0%
Fortis Bank, N.Y., 4.01%, 1/5/06....  150,000,000     150,000,000
National City Bank of Cleveland,
 3.79%, 9/21/06,*...................  100,000,000      99,996,312
National City Bank of Indiana,
 3.79%, 9/28/06,*...................   50,000,000      50,000,000
Norinchukin Bank, 4.04%, 12/13/05...  100,000,000     100,000,000
Svenska Handle N.Y., 3.77%,
 12/12/05...........................  100,000,000     100,000,846
Washington Mutual Bank, 4.01%,
 12/12/05...........................   50,000,000      50,000,000
Washington Mutual Bank, 4.00%,
 12/13/05...........................   50,000,000      50,000,000
Wells Fargo Bank, 3.80%, 11/7/05....   50,000,000      50,000,000
Wells Fargo Bank, 4.00%, 12/13/05...   50,000,000      50,000,000
                                                    -------------
TOTAL CERTIFICATES OF DEPOSIT
 (COST $699,997,158)................                  699,997,158
                                                    -------------

-----------------------------------------------------------------
 BANK NOTES  - 2.0%

BANKING  - 2.0%
Bank of America, 3.82%, 2/22/06,*...   75,000,000      75,000,000
                                                    -------------
TOTAL BANK NOTES
 (COST $75,000,000).................                   75,000,000
                                                    -------------

-----------------------------------------------------------------
 REPURCHASE AGREEMENTS  - 7.3%

Lehman Brothers, 3.98%, purchased on
 10/31/05, due 11/01/05 with a
 maturity value of $269,936,840
 (collateralized fully by various
 U.S. Government Obligations).......  269,907,000     269,907,000
                                                    -------------

TOTAL REPURCHASE AGREEMENTS
 (COST $269,907,000)................                  269,907,000
                                                    -------------

TOTAL INVESTMENTS
 (COST $3,790,738,075) (a)  -
 102.8%.............................                3,790,738,075
                                                    -------------
                                                    -------------

---------

Percentages indicated are based on net assets of $3,688,101,819.

(a) Cost and value for federal income tax and financial reporting purposes are the same.

(b) Security exempt from registration under Rule 144a of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid by the investment manager based on procedures approved by the Board of Trustees.

(c) Rule 144a, section 4(2) or other security which is restricted as to resale to institutional investors. The Investment Adviser, using Board approved procedures, has deemed these securities to be illiquid. Represents 8.1% of net assets.

* Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rate presented in this report represents the rate that was in effect on October 31, 2005. The maturity dates presented reflect the final maturity dates. However, each of these securities contains put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.


10    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

                                 HSBC INVESTOR U.S. GOVERNMENT MONEY MARKET FUND
--------------------------------------------------------------------------------

                           SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2005

------------------------------------------------------------------
 U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS  - 82.6%

                                       PRINCIPAL
                                       AMOUNT($)       VALUE($)
                                     -------------   -------------
FEDERAL FARM CREDIT BANK  - 40.5%
3.73%, 12/14/05, (b)...............     50,000,000      49,996,425
3.82%, 12/16/05, (b)...............     50,000,000      50,000,000
3.78%, 4/20/06, (b)................     50,000,000      49,999,972
3.80%, 8/16/06, (b)................     50,000,000      50,003,784
3.75%, 9/20/06, (b)................     50,000,000      49,991,236
3.76%, 10/13/06, (b)...............    175,000,000     174,983,602
3.75%, 1/22/07, (b)................    150,000,000     149,973,229
3.75%, 2/12/07, (b)................    100,000,000      99,981,067
3.87%, 2/12/07, (b)................     20,000,000      20,007,787
                                                     -------------
                                                       694,937,102
                                                     -------------
FEDERAL HOME LOAN BANK  - 42.1%
3.73%, 11/1/05.....................    363,992,000     363,991,999
3.59%, 11/4/05.....................     47,264,000      47,249,978
3.67%, 11/18/05....................     75,000,000      74,870,906
3.515%, 12/2/05....................     50,000,000      49,850,813
3.91%, 4/4/07, (b).................    188,700,000     188,600,421
                                                     -------------
                                                       724,564,117
                                                     -------------
TOTAL U.S. GOVERNMENT AND
 GOVERNMENT AGENCY OBLIGATIONS
 (COST $1,419,501,219).............                  1,419,501,219
                                                     -------------


------------------------------------------------------------------
 REPURCHASE AGREEMENTS  - 17.5%

                                       PRINCIPAL
                                       AMOUNT($)       VALUE($)
                                     -------------   -------------

Morgan Stanley Dean Witter, 3.99%,
 purchased on 10/31/05, due
 11/01/05 with a maturity value of
 $300,033,250 (collateralized fully
 by various U.S. Government Agency
 Obligations)......................    300,000,000     300,000,000
                                                     -------------
TOTAL REPURCHASE AGREEMENTS
 (COST $300,000,000)...............                    300,000,000
                                                     -------------
TOTAL INVESTMENTS
 (COST $1,719,501,219) (a)  -
 100.1%............................                  1,719,501,219
                                                     -------------
                                                     -------------

---------

Percentages indicated are based on net assets of $1,717,402,151.

(a) Cost and value for federal income tax and financial reporting purposes are the same.

(b) Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rate presented in this report represents the rate that was in effect on October 31, 2005. The maturity dates presented reflect the final maturity dates. However, each of these securities contains put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    11

 HSBC INVESTOR TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------
 SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2005

----------------------------------------------------------------
 VARIABLE RATE DEMAND NOTES*  - 80.1%

                                         PRINCIPAL
                                         AMOUNT($)     VALUE($)
                                         ----------   ----------
ARKANSAS  - 2.1%
Arkansas State Development Financial
 Authority Solid Waste Disposal
 Revenue, 2.73%, 6/1/28, AMT, (LOC
 Fleet National Bank)..................    800,000       800,000
                                                      ----------
CALIFORNIA  - 6.9%
California State Economic Recovery,
 2.68%, 7/1/23, (LOC BNP Paribas)......  2,150,000     2,150,000
Pacific Housing & Finance Agency
 California Revenue, 2.80%, 2/1/07,
 (Credit Support FHLMC, Liquidity
 Facility Societe Generale)............    500,000       500,000
                                                      ----------
                                                       2,650,000
                                                      ----------
COLORADO  - 6.6%
Colorado Educational & Cultural
 Facilities Authority, 2.74%, 12/1/34,
 (LOC National City Bank)..............  1,000,000     1,000,000
Colorado Health Facilities Authority
 Revenue, 2.84%, 1/1/35, (LOC JP Morgan
 Chase Bank)...........................    510,000       510,000
Colorado Housing & Finance Authority,
 2.78%, 10/1/30, (Credit Support MBIA,
 SPA Westdeutsche Landesbank)..........  1,010,000     1,010,000
                                                      ----------
                                                       2,520,000
                                                      ----------
FLORIDA  - 2.7%
Broward County Housing Finance
 Authority Revenue, 2.75%, 6/15/37,
 AMT, (FNMA Insured)...................    300,000       300,000
Manatee County Housing Finance
 Authority Revenue, 2.76%, 1/15/37,
 AMT, (LOC Bank of America N.A.).......    150,000       150,000
Volusia County Florida Housing Finance
 Authority Multifamily Revenue, 2.70%,
 10/15/32, (LOC Fannie Mae)............    600,000       600,000
                                                      ----------
                                                       1,050,000
                                                      ----------
GEORGIA  - 6.4%
Georgia Municipal Electric Authority,
 2.70%, 1/1/20, (LOC Bayerische
 Landesbank, Landesbank Hessen,
 Westdeutsche Landesbank)..............  1,000,000     1,000,000
Georgia Municipal Gas Authority,
 2.70%, 11/1/07, (LOC Wachovia Bank,
 Bayerische Landesbank, Morgan Guaranty
 Trust, Bank of America)...............  1,475,000     1,475,000
                                                      ----------
                                                       2,475,000
                                                      ----------
HAWAII  - 4.2%
Honolulu City & County Department of
 Finance, 2.28%, 12/1/20, (FGIC
 Insured,
 SPA FGIC-SPI).........................  1,600,000     1,600,000
                                                      ----------
INDIANA  - 4.5%
Health Facility Financing Authority,
 2.70%, 11/1/20, (LOC National City
 Bank).................................    335,000       335,000
Indiana Municipal Power Agency Power
 Supply System Revenue, 2.70%, 1/1/18,
 (LOC Toronto Dominion Bank)...........    400,000       400,000
Mount Vernon Industrial Pollution
 Control Revenue, 2.68%, 11/1/18,
 AMT...................................  1,000,000     1,000,000
                                                      ----------
                                                       1,735,000
                                                      ----------



----------------------------------------------------------------
 VARIABLE RATE DEMAND NOTES*, CONTINUED

                                         PRINCIPAL
                                         AMOUNT($)     VALUE($)
                                         ----------   ----------
KENTUCKY  - 3.1%
Louisville & Jefferson County Kentucky
 Metro Sewer and Drain, 2.68%, 5/15/23,
 (Credit Support FSA, SPA Bank One
 Kentucky N.A.)........................  1,200,000     1,200,000
                                                      ----------
MAINE  - 2.6%
Maine State Housing Authority
 Mortgage Purchase, 2.71%, 11/15/32,
 (Credit Support AMBAC, SPA Dexia
 Credit Local).........................  1,000,000     1,000,000
                                                      ----------
MISSOURI  - 2.6%
Missouri State Health & Educational
 Facilities, 2.68%, 6/1/33, (Credit
 Support FSA, SPA Citibank N.A.).......  1,000,000     1,000,000
                                                      ----------
NEW HAMPSHIRE  - 1.5%
New Hampshire Health & Education
 Facilities Authority Revenue, 2.69%,
 8/1/31, (LOC FSA, SPA Dexia Credit,
 JP Morgan Chase)......................    560,000       560,000
                                                      ----------
NEW MEXICO  - 1.3%
Farmington New Mexico Hospital
 Revenue, 2.73%, 6/1/28,
 (LOC Bank of Nova Scotia).............    500,000       500,000
                                                      ----------
NEW YORK  - 2.6%
New York City Transitional Finance
 Authority, 2.70%, 8/1/31,
 (SPA Helaba)..........................  1,000,000     1,000,000
                                                      ----------
NORTH CALOLINA  - 2.6%
Halifax County Industrial Facilities &
 Pollution Control Financing Authority
 Revenue, 2.80%, 12/1/19, AMT,
 (LOC Dexia Credit Local)..............  1,000,000     1,000,000
                                                      ----------
PENNSYLVANIA  - 6.8%
Emmaus Pennsylvania General Authority
 Revenue, Subseries E-20, 2.73%,
 3/1/24, (LOC Depfa Bank plc)..........    500,000       500,000
Emmaus Pennsylvania General Authority
 Revenue, Subseries G-19, 2.73%,
 3/1/24, (LOC Depfa Bank plc)..........    560,000       560,000
Philadelphia Pennsylvania Hospitals &
 Higher Education Facilities Revenue,
 Temple University Health, Series A,
 2.70%, 7/1/27, (LOC Wachovia Bank
 N.A.).................................    800,000       800,000
Philadelphia Pennsylvania Hospitals &
 Higher Education Facilities Revenue,
 Temple University Health, Series B,
 2.70%, 7/1/21, (LOC PNC Bank N.A.)....    800,000       800,000
                                                      ----------
                                                       2,660,000
                                                      ----------
RHODE ISLAND  - 2.6%
Rhode Island Health & Educational
 Building Corp., 2.72%, 12/1/29, (LOC
 Bank of America N.A.).................  1,000,000     1,000,000
                                                      ----------

12    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

                                        HSBC INVESTOR TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------
               SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2005 (CONTINUED)

----------------------------------------------------------------
 VARIABLE RATE DEMAND NOTES*, CONTINUED

                                         PRINCIPAL
                                         AMOUNT($)     VALUE($)
                                         ----------   ----------
TENNESSEE  - 3.4%
Metropolitan Government Nashville &
 Davidson County Industrial
 Development, 2.70%, 2/15/34, (LOC
 FNMA).................................    800,000       800,000
Volunteer State Student Funding Corp.
 Revenue, 2.80%, 12/1/23, AMT,
 (LOC State Street Bank & Trust
 Company)..............................    500,000       500,000
                                                      ----------
                                                       1,300,000
                                                      ----------
TEXAS  - 10.4%
Arlington Texas Special Obligation,
 2.70%, 8/15/35, (Credit Support MBIA,
 SPA Depfa Bank plc)...................  1,200,000     1,200,000
Bexar County Health Facility
 Development Corp., 2.75%, 9/1/27, (LOC
 Chase Bank of Texas)..................    500,000       500,000
Hunt County Texas Health Facilities
 Development Corp., 2.70%, 10/1/15,
 (LOC Morgan Guaranty Trust)...........  1,300,000     1,300,000
Tom Green County Texas Health
 Facilities Development Corp., 2.70%,
 12/1/15, (LOC Morgan Guaranty
 Trust)................................  1,020,000     1,020,000
                                                      ----------
                                                       4,020,000
                                                      ----------
UTAH  - 1.3%
Emery County Utah Pollution Control
 Revenue, 2.74%, 11/1/24, (Credit
 Support AMBAC, SPA Bank of Nova
 Scotia)...............................    500,000       500,000
                                                      ----------
VIRGINIA  - 2.6%
King George County Virginia Industrial
 Development, 2.88%, 3/1/27, AMT,
 (LOC Scotia Bank).....................  1,000,000     1,000,000
                                                      ----------
WEST VIRGINIA  - 1.3%
West Virginia State Hospital Finance
 Authority Revenue, 2.72%, 10/1/33,
 (LOC Bank One N.A.)...................    490,000       490,000
                                                      ----------
ALASKA  - 2.0%
Alaska State Housing Finance Corp.,
 2.78%, 12/1/30, (Credit Support
 MBIA).................................    765,000       765,000
                                                      ----------
TOTAL VARIABLE RATE DEMAND NOTES* (COST
 $30,825,000)..........................               30,825,000
                                                      ----------

----------------------------------------------------------------
 TAX-FREE NOTES AND COMMERCIAL PAPER  - 16.2%

FLORIDA  - 2.6%
Pinellas County Education, 2.65%,
 11/2/05, (LOC First Union National
 Bank).................................  1,000,000     1,000,000
                                                      ----------
GEORGIA  - 2.6%
Metro Atlanta Rapid Transit, 2.77%,
 1/12/06, (LOC Dexia)..................  1,000,000     1,000,000
                                                      ----------




----------------------------------------------------------------
 TAX-FREE NOTES AND COMMERCIAL PAPER, CONTINUED

                                         PRINCIPAL
                                         AMOUNT($)     VALUE($)
                                         ----------   ----------

NEW YORK  - 2.7%
New York State Power Authority, 2.65%,
 12/7/05, (Credit Support JP Morgan
 Chase, Scotia, State Street,
 Bayerische Landesbank, Wachovia,
 Landesbank Hessen, Bank of New
 York).................................  1,040,000     1,040,000
                                                      ----------
CHICAGO
Chicago O'Hare International Airport,
 2.75%, 11/1/05, AMT, (LOC Fortis,
 Dexia, Socgen, State Street)..........  1,000,000     1,000,000
                                                      ----------
TEXAS
Texas Department of Transportation,
 2.72%, 12/14/05, (LOC Bank of America,
 State Street).........................  1,200,000     1,200,000
                                                      ----------
UTAH  - 2.6%
Intermountain Utah Power Agency, 2.63%,
 11/4/05, (LOC AMBAC, Morgan
 Guaranty Trust).......................  1,000,000     1,000,000
                                                      ----------
TOTAL TAX-FREE NOTES AND COMMERCIAL
 PAPER (COST $6,240,000)...............                6,240,000
                                                      ----------


----------------------------------------------------------------
 INVESTMENT COMPANIES  - 3.5%

                                           SHARES
                                         ----------
Blackrock Tax-Free Money Market Fund
 Institutional Shares..................    966,260       966,260
Federated Tax-Free Obligations Fund
 Institutional Shares..................    361,870       361,870
                                                      ----------
TOTAL INVESTMENT COMPANIES
 (COST $1,328,130).....................                1,328,130
                                                      ----------
TOTAL INVESTMENTS
 (COST $38,393,130) (a)  - 99.8%.......               38,393,130
                                                      ----------
                                                      ----------

---------

Percentages indicated are based on net assets of $38,460,914.

(a) Cost and value for federal income tax and financial reporting purposes are the same.

* Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented in this report represent the rates that were in effect on October 31, 2005. The maturity dates presented reflect the final maturity date. However, each of these securities contains put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

AMT     --    Interest on security is subject to Federal
              Alternative Minimum Tax
AMBAC   --    American Municipal Bond Assurance Corp.
FGIC    --    Financial Guaranty Insurance Corp.
FHLMC   --    Federal Home Loan Mortgage Corp.
FNMA    --    Federal National Mortgage Association
FSA     --    Federal Security Assurance
LOC     --    Letter of Credit
MBIA    --    Municipal Bond Insurance Association
SPA     --    Standby Purchase Agreement
SPI     --    Securities Purchase, Inc.

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    13

 HSBC INVESTOR NEW YORK TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------
 SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2005

----------------------------------------------------------------
 VARIABLE RATE DEMAND NOTES*  - 84.3%

                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
NEW YORK  - 84.3%
Albany IDA, 2.75%, 5/1/27, (LOC
 KeyBank).............................  1,775,000      1,775,000
Babylon IDA, 2.66%, 1/1/19, (SPA JP
 Morgan Chase Bank, FSA Insured)......  2,300,000      2,300,000
Franklin County IDA, 2.65%, 5/1/19,
 (LOC Fleet National Bank)............  1,170,000      1,170,000
Great Neck North Water Authority,
 2.75%, 1/1/20, (FGIC Insured, SPA
 State Street)........................    500,000        500,000
Jay Street Development Corp., 2.68%,
 5/1/21, (LOC Depfa Bank plc).........  4,700,000      4,700,000
Jay Street Development Corp., 2.67%,
 5/1/22, (LOC Fleet National Bank)....  7,300,000      7,300,000
Jay Street Development Corp., 2.68%,
 5/1/22, (LOC Depfa Bank plc).........  8,185,000      8,185,000
Jay Street Development Corp., 2.68%,
 5/1/22, (LOC Depfa Bank plc).........  5,200,000      5,200,000
Jay Street Development Corp., 2.68%,
 5/1/22, (LOC Depfa Bank plc).........  3,950,000      3,950,000
Long Island Power Authority, 2.67%,
 12/1/29, (SPA Dexia Credit, FSA
 Insured).............................  10,000,000    10,000,000
Long Island Power Authority, 2.75%,
 12/1/29, (SPA Dexia Credit, FSA
 Insured).............................  3,880,000      3,880,000
Long Island Power Authority, 2.67%,
 5/1/33, (LOC WestDeutsche
 Landesbank)..........................  5,000,000      5,000,000
Long Island Power Authority, 2.68%,
 5/1/33, (LOC Bayerische
 Landesbank)..........................  6,500,000      6,500,000
Metropolitan Transportation Authority
 Series D1, 2.75%, 11/1/34, (AMBAC
 Insured, SPA Wachovia Bank)..........  5,000,000      5,000,000
Metropolitan Transportation Authority
 Series D2, 2.68%, 11/1/34, (AMBAC
 Insured, SPA Wachovia Bank)..........  17,500,000    17,500,000
Monroe County IDA, 2.71%, 4/1/35, (LOC
 JP Morgan Chase Bank)................  4,050,000      4,050,000
Nassau County Interim Finance
 Authority, 2.64%, 11/15/22, (SPA BNP
 Paribas, FSA Insured)................  2,300,000      2,300,000
New York City GO, 2.68%, 8/15/09,
 (MBIA Insured, SPA Helaba)...........  8,085,000      8,085,000
New York City GO, 2.68%, 8/15/11,
 (MBIA Insured, SPA Bank of Nova
 Scotia)..............................  4,700,000      4,700,000
New York City GO, 2.68%, 8/1/13,
 (Credit Support MBIA, SPA Wachovia
 Bank)................................  10,100,000    10,100,000
New York City GO, 2.74%, 8/1/14, (MBIA
 Insured, SPA Wachovia Bank)..........  1,000,000      1,000,000
New York City GO, 2.78%, 8/1/15, (LOC
 JP Morgan Chase Bank)................  2,600,000      2,600,000
New York City GO, 2.67%, 2/15/16, (LOC
 WestDeutsche Landesbank).............  6,900,000      6,900,000
New York City GO, 2.75%, 8/1/17, (LOC
 Morgan Guaranty Trust)...............  1,000,000      1,000,000
New York City GO, 2.67%, 8/1/18, (LOC
 Bayerische Helaba)...................    500,000        500,000
New York City GO, 2.67%, 8/1/19, (LOC
 Bayerische Helaba)...................    500,000        500,000




----------------------------------------------------------------
 VARIABLE RATE DEMAND NOTES*, CONTINUED

                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
New York City GO, 2.68%, 8/1/20, (LOC
 Bank of New York)....................  11,500,000    11,500,000
New York City GO, 2.68%, 8/1/21, (LOC
 Morgan Guaranty Trust)...............    200,000        200,000
New York City GO, 2.68%, 8/15/22, (LOC
 Morgan Guaranty Trust, MBIA
 Insured).............................  5,155,000      5,155,000
New York City GO, 2.73%, 11/1/24,
 (AMBAC Insured, SPA Bank Nova
 Scotia)..............................  5,310,000      5,310,000
New York City GO, 2.69%, 11/1/26, (FSA
 Insured, SPA Dexia Credit)...........  10,000,000    10,000,000
New York City GO, 2.68%, 3/1/34, (LOC
 Bank of New York)....................  14,300,000    14,300,000
New York City GO, 2.69%, 3/1/34, (LOC
 Bank Of America).....................  17,300,000    17,300,000
New York City GO, 2.67%, 8/1/34, (LOC
 Bank Of America NA)..................  28,150,000    28,150,000
New York City GO, 2.69%, 9/1/35, (LOC
 Royal Bank of Scotland)..............  15,000,000    15,000,000
New York City Housing Development
 Corp., 2.66%, 12/1/34, (LOC
 Citibank)............................  5,000,000      5,000,000
New York City IDA, 2.75%, 12/30/21,
 (LOC Allied Irish Bank PLC)..........  1,700,000      1,700,000
New York City IDA, 2.75%, 9/30/31,
 (LOC Allied Irish Bank PLC)..........  1,500,000      1,500,000
New York City IDA, 2.75%, 4/1/32, (LOC
 Allied Irish Bank PLC)...............  3,000,000      3,000,000
New York City IDA, 2.75%, 11/1/32,
 (LOC Allied Irish Bank PLC)..........  3,750,000      3,750,000
New York City IDA, 2.75%, 12/1/34,
 (LOC Allied Irish Bank PLC)..........  6,400,000      6,400,000
New York City IDA, 2.75%, 12/1/34,
 (LOC Allied Irish Bank PLC)..........  3,150,000      3,150,000
New York City IDA Civic Facility
 Revenue, Mercy College Project Series
 A, 2.76%, 7/1/30, (LOC KeyBank)......  1,820,000      1,820,000
New York City Municipal Water Finance
 Authority, 2.68%, 6/15/24, (LOC
 FGIC)................................  36,500,000    36,500,000
New York City Municipal Water Finance
 Authority, 2.75%, 6/15/33, (SPA Dexia
 Credit Local)........................  8,500,000      8,500,000
New York City Transitional Finance
 Authority, 2.66%, 11/1/22, (SPA Dexia
 Credit)..............................  10,000,000    10,000,000
New York City Transitional Finance
 Authority, 2.75%, 11/1/28, (Liquidity
 Facility Bank One NA)................  1,435,000      1,435,000
New York City Transitional Finance
 Authority, 2.75%, 11/15/28,
 (Liquidity Facility Bayerische
 Landesbank)..........................  3,400,000      3,400,000
New York City Transitional Finance
 Authority, 2.68%, 8/1/31, (SPA
 Citigroup)...........................  12,000,000    12,000,000
New York City Transitional Finance
 Authority, 2.70%, 8/1/31, (SPA
 Helaba)..............................  3,000,000      3,000,000
New York City Trust for Cultural
 Resources, The Asia Society, 2.67%,
 4/1/30, (LOC The Chase Manhattan
 Bank)................................  1,215,000      1,215,000

14    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

                               HSBC INVESTOR NEW YORK TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------
               SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2005 (CONTINUED)

----------------------------------------------------------------
 VARIABLE RATE DEMAND NOTES*, CONTINUED

                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
New York City Water Finance Authority,
 2.69%, 6/15/25, (FGIC Insured).......  10,000,000    10,000,000
New York City Water Finance Authority,
 2.67%, 6/15/32, (SPA Dexia Credit
 Local)...............................  14,000,000    14,000,000
New York City Water Finance Authority,
 2.74%, 6/15/33, (SPA Dexia)..........  1,000,000      1,000,000
New York Housing Development Corp.,
 2.71%, 6/1/37, AMT, (LOC Citibank)...  8,500,000      8,500,000
New York State Dormitory Authority,
 2.62%, 7/1/25, (LOC Fleet Bank)......  3,200,000      3,200,000
New York State Dormitory Authority,
 2.68%, 2/15/31, (Credit Support MBIA,
 SPA JP Morgan Chase Bank)............  12,600,000    12,600,000
New York State Dormitory Authority,
 2.68%, 11/1/34, (LOC Citibank).......  10,000,000    10,000,000
New York State Dormitory Authority,
 Cornell University, Series B, 2.65%,
 7/1/30, (SPA JP Morgan Chase Bank)...  4,800,000      4,800,000
New York State Energy Research &
 Development, 2.66%, 10/1/14, AMT,
 (LOC FGIC, Liquidity Facility
 National Australia)..................  3,400,000      3,400,000
New York State Energy Research &
 Development, 2.71%, 11/1/39, AMT,
 (LOC Citibank).......................  3,200,000      3,200,000
New York State Energy Research &
 Development, 2.73%, 11/1/39, (LOC
 Citibank)............................  1,000,000      1,000,000
New York State Environmental
 Facilities Corp., 2.71%, 5/1/19, AMT,
 (LOC JP Morgan Chase Bank)...........  10,250,000    10,250,000
New York State GO, 2.83%, 3/13/20,
 (LOC Dexia Credit, NYS)..............  11,000,000    11,000,000
New York State Housing Finance Agency,
 2.73%, 5/15/31, AMT, (FNMA Insured)..  1,700,000      1,700,000
New York State Housing Finance Agency,
 2.68%, 3/15/33, (FGIC Insured, SPA
 Dexia)...............................  6,000,000      6,000,000
New York State Housing Finance Agency,
 2.74%, 5/15/33, AMT, (FNMA Insured)..  1,100,000      1,100,000
New York State Housing Finance Agency,
 2.80%, 5/15/34, AMT, (FNMA Insured)..  2,000,000      2,000,000
New York State Housing Finance Agency,
 2.72%, 11/1/36, AMT, (LOC Fleet
 National Bank).......................  7,500,000      7,500,000
New York State Local Government
 Assistance Corp., 2.60%, 4/1/25, (LOC
 Landesbank Hessen)...................  2,900,000      2,900,000
New York State Local Government
 Assistance Corp., 2.64%, 4/1/25, (LOC
 Bank of Nova Scotia).................  8,600,000      8,600,000
New York State Mortgage Authority
 Revenue, 2.73%, 4/1/35, AMT, (SPA
 Dexia Credit Local)..................  12,000,000    12,000,000
Niagara Falls, New York Bridge
 Commission, 2.66%, 10/1/19, (SPA
 Credit Local De France, FGIC
 Insured).............................  3,600,000      3,600,000




----------------------------------------------------------------
 VARIABLE RATE DEMAND NOTES*, CONTINUED

                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
Orange County IDA Civic Facility
 Revenue, Horton Medical Center,
 2.67%, 12/1/22, (LOC FSA, SPA
 Fleet)...............................  2,900,000      2,900,000
Orange County IDA Civic Facility
 Revenue, Horton Medical Center Series
 A, 2.67%, 12/1/22, (LOC FSA, SPA
 Fleet)...............................  4,700,000      4,700,000
Suffolk County Water Authority, 2.67%,
 6/1/06, (SPA Bank of Nova Scotia)....  2,700,000      2,700,000
Suffolk County Water Authority, 2.67%,
 1/1/08, (SPA Bank of Nova Scotia)....  1,800,000      1,800,000
Tompkins County IDA, 2.65%, 7/1/15,
 (SPA Toronto Dominion Bank)..........  7,000,000      7,000,000
Tompkins County IDA, 2.65%, 7/1/30,
 (SPA JP Morgan Chase Bank)...........  3,920,000      3,920,000
Westchester County IDA, 2.75%,
 12/1/32, (LOC Allied Irish Bank
 PLC).................................  6,310,000      6,310,000
Westchester County IDA Civic Facility
 Revenue, Mercy College Project Series
 B, 2.76%, 7/1/30, (LOC KeyBank)......  2,940,000      2,940,000
Yonkers IDA Civic Facility, 2.70%,
 7/1/19, (LOC Bank of New York).......    300,000        300,000
                                                     -----------
TOTAL VARIABLE RATE DEMAND NOTES*
 (COST $504,900,000)..................               504,900,000
                                                     -----------

----------------------------------------------------------------
 TAX-FREE NOTES AND COMMERCIAL PAPER  - 13.8%

NEW YORK  - 13.8%
Monroe County Airport Authority,
 5.25%, 1/1/06, AMT, (MBIA Insured)...  2,940,000      2,951,710
Nassau County SSWFA, 2.67%, 12/6/05,
 (LOC Bank Of America)................  7,585,000      7,585,000
Nassau County SSWFA, 2.75%, 1/9/06,
 (LOC Bank Of America)................  3,165,000      3,165,000
New York Municipal Water, 2.70%,
 12/22/05, (LOC Bayerische Landesbank,
 WestDeutsche Landesbank).............  6,000,000      6,000,000
New York State Metropolitan Transit
 Authority, 2.70%, 11/4/05, (LOC ABN
 Amro)................................  3,500,000      3,500,000
New York State Metropolitan Transit
 Authority, 2.63%, 11/30/05, (LOC ABN
 Amro)................................  10,000,000    10,000,000
New York State Metropolitan Transit
 Authority, 2.70%, 12/6/05, (LOC ABN
 Amro)................................  7,000,000      7,000,000
New York State Power Authority, 2.65%,
 12/7/05, (Credit Support JP Morgan
 Chase, Scotia, State Street,
 Bayerische Landesbank, Wachovia,
 Landesbank Hessen, Bank of New
 York)................................  22,000,000    22,000,000
Syracuse GO, Series C, 4.00%, 6/30/06,
 (LOC JP Morgan Chase Bank)...........  20,000,000    20,142,442
                                                     -----------
TOTAL TAX-FREE NOTES AND COMMERCIAL
 PAPER (COST $82,344,152).............                82,344,152
                                                     -----------

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    15

 HSBC INVESTOR NEW YORK TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------
 SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2005 (CONTINUED)

----------------------------------------------------------------
 INVESTMENT COMPANIES  - 1.8%

                                          SHARES      VALUE($)
                                        ----------   -----------
INVESTMENT COMPANIES  - 1.8%
Dreyfus New York Municipal Cash
 Management Fund Institutional
 Shares...............................  5,393,643      5,393,643
Blackrock New York Tax-Free Money
 Market Fund Institutional Shares.....  5,372,228      5,372,228
                                                     -----------
TOTAL INVESTMENT COMPANIES
 (COST $10,765,871)...................                10,765,871
                                                     -----------
TOTAL INVESTMENTS
 (COST $598,010,023) (a)  - 99.9%.....               598,010,023
                                                     -----------
                                                     -----------

---------

Percentages indicated are based on net assets of $598,666,661.

(a) Cost and value for federal income tax and financial reporting purposes are the same.

* Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented in this report represent the rates that were in effect on October 31, 2005. The maturity dates presented reflect the final maturity date. However, each of these securities contains put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

AMT   --    Interest on security may be subject to Federal
            Alternative Minimum Tax
AMBAC --    American Municipal Bond Assurance Corp.
FGIC  --    Financial Guaranty Insurance Corporation
FNMA  --    Federal National Mortgage Association
FSA   --    Federal Security Assurance
GO    --    General Obligation
IDA   --    Industrial Development Agency
MBIA  --    Municipal Bond Insurance Association
LOC   --    Letter of Credit
SPA   --    Standby Purchase Agreement

16    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

                                   HSBC INVESTOR U.S. TREASURY MONEY MARKET FUND
--------------------------------------------------------------------------------
                           SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2005

---------------------------------------------------------------------------------------
 U.S. TREASURY BILLS*  - 100.3%

                                                               PRINCIPAL
                                                               AMOUNT($)     VALUE($)
                                                              -----------   -----------
2.77%, 11/3/05..............................................  117,116,000   117,098,016
3.24%, 11/17/05.............................................   25,000,000    24,964,322
3.59%, 11/25/05.............................................   94,620,000    94,394,293
3.26%, 12/1/05..............................................   18,180,000    18,131,147
3.17%, 12/8/05..............................................   15,945,000    15,893,658
3.51%, 12/15/05.............................................   21,665,000    21,572,562
3.53%, 12/22/05.............................................   15,000,000    14,925,438
3.59%, 12/29/05.............................................   21,465,000    21,341,727
3.60%, 1/5/06...............................................   15,000,000    14,903,258
3.68%, 1/12/06..............................................   15,710,000    15,595,548
3.74%, 1/19/06..............................................   15,000,000    14,878,175
3.75%, 1/26/06..............................................   15,000,000    14,867,005
3.76%, 2/2/06...............................................    8,685,000     8,601,463
3.80%, 2/9/06...............................................    9,100,000     9,005,042
3.82%, 2/16/06..............................................    5,500,000     5,438,430
3.74%, 2/23/06..............................................    2,500,000     2,470,788
3.89%, 3/2/06...............................................    2,500,000     2,467,817
3.90%, 3/9/06...............................................    2,500,000     2,465,867
3.90%, 3/16/06..............................................    4,050,000     3,991,680
3.94%, 3/23/06..............................................    2,400,000     2,363,364
4.04%, 4/6/06...............................................    4,030,000     3,960,671
                                                                            -----------
TOTAL U.S. TREASURY BILLS
  (COST $429,330,271).......................................                429,330,271
                                                                            -----------
TOTAL INVESTMENTS
  (COST $429,330,271)  - 100.3%.............................                429,330,271
                                                                            -----------
                                                                            -----------

---------

Percentages indicated are based on net assets of $428,147,605.

 * Rate presented indicates the effective yield at time of purchase.

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    17

 HSBC INVESTOR CALIFORNIA TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------
 SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2005

----------------------------------------------------------------
 VARIABLE RATE DEMAND NOTES*  - 74.6%

                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
CALIFORNIA  - 74.6%
ABAG Finance Authority for Nonprofit
 Corporations Revenue, Point Loma
 Nazarene University, 2.77%, 10/1/33,
 (LOC Allied Irish Bank plc)..........    900,000        900,000
Alameda -- Contra Costa Schools
 Financing Authority, 2.77%, 7/1/18,
 (LOC Bank of Nova Scotia)............  1,800,000      1,800,000
Antelope Valley California Health
 Care, 2.68%, 9/1/17, (LOC JP Morgan
 Chase)...............................  3,600,000      3,600,000
California Health Facilities Financing
 Authority Revenue, 2.66%, 7/1/33,
 (LOC Bank of America)................  6,000,000      6,000,000
California Health Facilities Financing
 Authority Revenue, 2.68%, 7/1/33,
 (LOC Bank of America)................  3,900,000      3,900,000
California Infrastructure & Economic
 Development Bank Revenue, 2.68%,
 4/1/08, (Credit Support MBIA, SPA
 Bank of America, SPA JP Morgan
 Chase)...............................  2,900,000      2,900,000
California Infrastructure & Economic
 Development Bank Revenue, 2.68%,
 7/1/32, (LOC Allied Irish Bank
 plc).................................  2,900,000      2,900,000
California Infrastructure & Economic
 Development Bank Revenue, 2.69%,
 6/1/34, (MBIA Insured, SPA JP Morgan
 Chase)...............................  6,000,000      6,000,000
California State Department of Water
 Resources Power Supply Revenue,
 Series B-5, 2.65%, 5/1/22, (LOC
 Bayerishce Landesbank, Westdeutsche
 Landesbank)..........................  6,000,000      6,000,000
California State Department of Water
 Resources Supply Revenue,
 Series C-1, 2.68%, 5/1/22, (LOC
 Dexia)...............................  3,120,000      3,120,000
California State Department of Water
 Resources Supply Revenue,
 Series C-10, 2.55%, 5/1/22, (LOC
 Landesbank Hessen)...................  3,655,000      3,655,000
California State Department of Water
 Resources Supply Revenue,
 Series C-13, 2.66%, 5/1/22, (FSA
 Insured, SPA Dexia Credit Local).....  3,000,000      3,000,000
California State Economic Recovery,
 2.68%, 7/1/23, (LOC Citibank)........  5,000,000      5,000,000
California State Economic Recovery,
 2.68%, 7/1/23, (LOC BNP Paribas).....  2,000,000      2,000,000
California State Office of The State
 Treasurer, 2.66%, 5/1/33,
 (LOC Landesbank Hessen, Bank of
 America N.A., Bank of Nova Scotia)...  5,300,000      5,300,000
California State Series A-2, 2.68%,
 5/1/33, (LOC Westdeutsche Landesbank,
 JP Morgan Chase).....................  1,500,000      1,500,000
California Statewide Communities
 Development Authority Multifamily
 Revenue, Series W-2, 2.73%, 9/15/29,
 AMT, (LOC Wells Fargo Bank NW
 N.A.)................................  5,000,000      5,000,000
California Transportation Finance
 Authority, 2.74%, 10/1/27, (FSA
 Insured, SPA Credit Suisse First
 Boston)..............................  4,900,000      4,900,000
Dublin San Ramon Services District,
 2.64%, 8/1/35, (LOC MBIA, SPA Morgan
 Guaranty)............................  7,350,000      7,350,000


----------------------------------------------------------------
 VARIABLE RATE DEMAND NOTES*, CONTINUED

                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
East Bay Municipal Utility District
 Water System Revenue, 2.64%, 6/1/25,
 (FSA Insured, SPA Dexia).............  1,190,000      1,190,000
Fremont Certificate of Participation,
 2.74%, 8/1/32, (SPA Dexia, AMBAC
 Insured).............................  3,300,000      3,300,000
Grant Joint Union High School District
 Certificates Of Participation, 2.66%,
 12/1/38, (Credit Support FSA, SPA
 Dexia Credit Local)..................  3,000,000      3,000,000
Los Angeles Community Redevelopment
 Agency Certificates of Participation,
 2.59%, 12/1/14, (LOC Wells Fargo &
 Co.).................................  1,200,000      1,200,000
Los Angeles County Housing Authority
 for Multi-Family Housing Revenue,
 Canyon Country Villas Project, 2.67%,
 12/1/07, (FHLMC Insured).............  4,000,000      4,000,000
Los Angeles Multi-family Revenue,
 2.64%, 4/15/33, AMT, (Credit Support
 FNMA)................................  4,700,000      4,700,000
Los Angeles Unified School District,
 2.55%, 12/1/17, (LOC Bank of
 New York)............................  5,300,000      5,300,000
Modesto California Multi-family
 Housing Revenue, 2.65%, 5/15/31,
 (FNMA Insured).......................  1,470,000      1,470,000
Orange County California Apartment
 Development Revenue, 2.64%, 8/1/08,
 (LOC Freddie Mac)....................  6,500,000      6,500,000
Perris California Unified High School
 District Certificate of
 Participation, 2.66%, 9/1/18, (FSA
 Insured, SPA Dexia Credit Local).....  1,830,000      1,830,000
Pleasant Hill California Redevelopment
 Agency Multifamily Revenue, 2.70%,
 7/15/31, AMT, (Fannie Mae Insured)...  2,600,000      2,600,000
Rancho Water District Financing
 Authority Revenue, 2.63%, 8/1/29,
 (LOC FGIC)...........................  2,900,000      2,900,000
Sacramento County Special Facilities
 Airport Revenue, 2.70%, 11/1/28, AMT,
 (LOC Bank of America NT & SA)........  5,500,000      5,500,000
San Francisco City & County
 Redevelopment Agency, Maria Manor
 Apartments, 2.70%, 12/1/33, AMT,
 (LOC Citibank N.A.)..................  3,325,000      3,325,000
Santa Clara Valley Transportation
 Authority Sales Tax Revenue, 2.65%,
 6/1/26, (LOC AMBAC, SPA Depfa).......  5,880,000      5,880,000
South Bay Regional Public
 Communications Authority Revenue,
 2.70%, 1/1/31, (LOC Allied Irish Bank
 plc).................................  1,485,000      1,485,000
South Bay Regional Public
 Communications Authority Revenue,
 2.70%, 1/1/31, (LOC Allied Irish Bank
 plc).................................  1,010,000      1,010,000
Southern California Public Power
 Authority, 2.64%, 7/1/09, (Credit
 Support AMBAC, SPA Morgan Guaranty
 Trust)...............................  1,600,000      1,600,000
                                                     -----------
TOTAL VARIABLE RATE DEMAND NOTES*
 (COST $131,615,000)..................               131,615,000
                                                     -----------

18    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

                             HSBC INVESTOR CALIFORNIA TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------
               SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2005 (CONTINUED)

----------------------------------------------------------------
 TAX-FREE NOTES AND COMMERCIAL PAPER  - 23.2%

                                          SHARES      VALUE($)
                                        ----------   -----------
CALIFORNIA  - 23.2%
California Infrastructure & Economic
 Development, 2.75%, 2/8/06,
 (LOC Bank of America)................  2,300,000      2,299,248
California State Community
 Development, 2.70%, 11/2/05, (LOC
 Citigroup)...........................  3,015,000      3,015,000
California State Community
 Development, 2.70%, 11/2/05, (LOC
 Citigroup)...........................  5,000,000      5,000,000
Long Beach California Harbor Revenue,
 2.50%, 5/15/06, AMT, (FGIC
 Insured).............................  2,155,000      2,148,706
San Diego Airport, 2.63%, 11/8/05,
 (LOC BNP Paribas)....................  6,900,000      6,900,000
San Diego Airport, 2.60%, 12/8/05,
 (LOC BNP Paribas)....................  2,500,000      2,500,000
San Diego Water, 2.65%, 11/17/05,
 (Liquidity Facility Bayerische
 Landesbank)..........................  3,000,000      3,000,000
San Francisco Public Utilities, 2.58%,
 12/7/05, (LOC Bank of America).......  5,000,000      5,000,000
San Joaquin Hills California
 Transportation, 2.58%, 11/17/05, (LOC
 Westdeutsche Landesbank).............  4,000,000      4,000,000
San Joaquin Hills California
 Transportation, 2.61%, 11/17/05, (LOC
 Westdeutsche Landesbank).............  7,000,000      7,000,000
                                                     -----------
TOTAL TAX-FREE NOTES AND COMMERCIAL
 PAPER (COST $40,862,954).............                40,862,954
                                                     -----------


----------------------------------------------------------------
 INVESTMENT COMPANIES  - 2.1%

                                          SHARES      VALUE($)
                                        ----------   -----------
INVESTMENT COMPANIES  - 2.1%
Blackrock California Tax-Free Money
 Market Fund Institutional Shares.....  3,763,369      3,763,369
Federated California Municipal Cash
 Trust................................        826            826
                                                     -----------
TOTAL INVESTMENT COMPANIES
 (COST $3,764,195)....................                 3,764,195
                                                     -----------
TOTAL INVESTMENTS
 (COST $176,242,149) (a)  -- 99.9%....               176,242,149
                                                     -----------
                                                     -----------

---------

Percentages indicated are based on net assets of $176,370,416.

(a) Cost and value for federal income tax and financial reporting purposes are the same.

* Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented in this report represent the rates that were in effect on October 31, 2005. The maturity dates presented reflect the final maturity date. However, each of these securities contains put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

AMBAC  --    American Municipal Bond Assurance Corp.
AMT    --    Interest on security may be subject to Federal
             Alternative Minimum Tax
FGIC   --    Federal Guaranty Insurance Corp.
FHLMC  --    Federal Home Loan Mortgage Corp.
FNMA   --    Federal National Mortgage Association
FSA    --    Financial Security Assurance
LOC    --    Letter of Credit
MBIA   --    Municipal Bond Insurance Association
SPA    --    Standby Purchase Agreement

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    19

HSBC INVESTOR FAMILY OF FUNDS

STATEMENTS OF ASSETS AND LIABILITIES -- OCTOBER 31, 2005

                                                    U.S.                            NEW YORK                         CALIFORNIA
                                                 GOVERNMENT        TAX-FREE         TAX-FREE      U.S. TREASURY       TAX-FREE
                               MONEY MARKET     MONEY MARKET     MONEY MARKET     MONEY MARKET     MONEY MARKET     MONEY MARKET
                                   FUND             FUND             FUND             FUND             FUND             FUND
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at amortized
    cost                      $3,520,831,075   $1,419,501,219    $ 38,393,130     $598,010,023     $429,330,271     $176,242,149
  Repurchase agreements, at
    cost                        269,907,000      300,000,000               --               --               --               --
                              --------------   --------------    ------------     ------------     ------------     ------------
  TOTAL INVESTMENTS           3,790,738,075    1,719,501,219       38,393,130      598,010,023      429,330,271      176,242,149
                              --------------   --------------    ------------     ------------     ------------     ------------
  Cash                                   --              736                1                1            7,551               --
  Interest and dividends
    receivable                    8,490,149        3,154,617          144,394        1,650,023               --          504,141
  Prepaid expenses and other
    assets                           55,672           31,842            4,847           11,577           13,093            4,375
                              --------------   --------------    ------------     ------------     ------------     ------------
  TOTAL ASSETS                3,799,283,896    1,722,688,414       38,542,372      599,671,624      429,350,915      176,750,665
                              --------------   --------------    ------------     ------------     ------------     ------------
LIABILITIES:
  Cash overdraft                        706               --               --               --               --               --
  Dividends payable              10,575,907        4,340,973           74,751          779,823          975,925          317,633
  Payable for investments
    purchased                    98,936,889               --               --               --               --               --
  Accrued expenses and other
    liabilities:
     Investment management          487,814          276,550              858           56,636           70,455            7,505
     Administration                 291,372          108,871            2,557           29,668           16,843           11,245
     Distribution                   119,382                4               --              180               29               --
     Shareholder servicing          387,304          347,145            2,185           82,669           81,903           27,747
     Accounting                         105               15               --               14                5               --
     Compliance service               8,200            3,788               79            1,027              969              416
     Custodian                           --           40,957               --               --               --               --
     Transfer Agent                  27,597           14,687               98           13,038           14,370            5,217
     Trustee                         23,393           11,178              130            3,265            5,193            1,489
     Interest                         4,280               --               --               --               --               --
     Other                          319,128          142,095              800           38,643           37,618            8,997
                              --------------   --------------    ------------     ------------     ------------     ------------
  TOTAL LIABILITIES             111,182,077        5,286,263           81,458        1,004,963        1,203,310          380,249
                              --------------   --------------    ------------     ------------     ------------     ------------
NET ASSETS                    $3,688,101,819   $1,717,402,151    $ 38,460,914     $598,666,661     $428,147,605     $176,370,416
                              --------------   --------------    ------------     ------------     ------------     ------------
                              --------------   --------------    ------------     ------------     ------------     ------------
.................................................................................................................................
COMPOSITION OF NET ASSETS:
  Capital                     $3,688,179,007   $1,717,404,600    $ 38,460,780     $598,679,346     $428,327,250     $176,370,374
  Accumulated net investment
    income (loss)                    (4,819)              --              134            3,870           10,675               42
  Accumulated net realized
    gains (losses) from
    investment transactions         (72,369)          (2,449)              --          (16,555)        (190,320)              --
                              --------------   --------------    ------------     ------------     ------------     ------------
NET ASSETS                    $3,688,101,819   $1,717,402,151    $ 38,460,914     $598,666,661     $428,147,605     $176,370,416
                              --------------   --------------    ------------     ------------     ------------     ------------
                              --------------   --------------    ------------     ------------     ------------     ------------
.................................................................................................................................
CLASS A (INVESTOR) SHARES:
  Net Assets                  $ 243,772,419    $ 725,468,747     $         --     $128,218,323     $ 56,306,831     $         --
  Shares Outstanding            243,779,042      725,416,866               --      128,230,742       56,354,484               --
  Net Asset Value, Offering
    Price and Redemption
    Price per share           $        1.00    $        1.00     $         --     $       1.00     $       1.00     $         --
                              --------------   --------------    ------------     ------------     ------------     ------------
                              --------------   --------------    ------------     ------------     ------------     ------------
.................................................................................................................................
CLASS B SHARES:
  Net Assets                  $      88,174    $         572     $         --     $    227,526     $     38,616     $         --
  Shares Outstanding                 88,173              573               --          227,488           38,632               --
  Net Asset Value, Offering
    Price and Redemption
    Price per share*          $        1.00    $        1.00     $         --     $       1.00     $       1.00     $         --
                              --------------   --------------    ------------     ------------     ------------     ------------
                              --------------   --------------    ------------     ------------     ------------     ------------
.................................................................................................................................
CLASS C SHARES:
  Net Assets                  $ 195,245,620    $          --     $         --     $          1     $         10     $         --
  Shares Outstanding            195,251,118               --               --                1               10               --
  Net Asset Value, Offering
    Price and Redemption
    Price per share*          $        1.00    $          --     $         --     $       1.00     $       1.00     $         --
                              --------------   --------------    ------------     ------------     ------------     ------------
                              --------------   --------------    ------------     ------------     ------------     ------------
.................................................................................................................................
CLASS D (PRIVATE INVESTOR)
 SHARES:
  Net Assets                  $1,351,694,889   $ 525,936,900     $ 11,892,098     $189,537,923     $293,479,565     $132,648,873
  Shares Outstanding          1,351,714,143      525,989,972       11,892,118      189,533,473      293,586,748      132,650,380
  Net Asset Value, Offering
    Price and Redemption
    Price per share           $        1.00    $        1.00     $       1.00     $       1.00     $       1.00     $       1.00
                              --------------   --------------    ------------     ------------     ------------     ------------
                              --------------   --------------    ------------     ------------     ------------     ------------
.................................................................................................................................
CLASS I SHARES:
  Net Assets                  $1,476,724,742   $          --     $         --     $         --     $ 30,518,467     $         --
  Shares Outstanding          1,476,774,243               --               --               --       30,516,400               --
  Net Asset Value, Offering
    Price and Redemption
    Price per share           $        1.00    $          --     $         --     $         --     $       1.00     $         --
                              --------------   --------------    ------------     ------------     ------------     ------------
                              --------------   --------------    ------------     ------------     ------------     ------------
.................................................................................................................................
CLASS Y SHARES:
  Net Assets                  $ 420,575,975    $ 465,995,932     $ 26,568,816     $280,682,888     $ 47,804,116     $ 43,721,543
  Shares Outstanding            420,587,000      465,997,546       26,568,292      280,687,722       47,842,844       43,721,614
  Net Asset Value, Offering
    Price and Redemption
    Price per share           $        1.00    $        1.00     $       1.00     $       1.00     $       1.00     $       1.00
                              --------------   --------------    ------------     ------------     ------------     ------------
                              --------------   --------------    ------------     ------------     ------------     ------------

---------

* Redemption price per share varies by length of time shares are held.

20    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

                                                   HSBC INVESTOR FAMILY OF FUNDS

                 STATEMENTS OF OPERATIONS -- FOR THE YEAR ENDED OCTOBER 31, 2005

                                                           U.S.                       NEW YORK                      CALIFORNIA
                                                        GOVERNMENT     TAX-FREE       TAX-FREE     U.S. TREASURY     TAX-FREE
                                       MONEY MARKET    MONEY MARKET  MONEY MARKET   MONEY MARKET    MONEY MARKET   MONEY MARKET
                                           FUND            FUND          FUND           FUND            FUND           FUND
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest.........................    $109,999,411    $45,857,445     $500,401      $9,945,265     $12,799,645      $3,712,128
  Dividends........................              --             --       23,760         248,059              --          90,466
  Income from securities lending...              --          2,021           --              --              --              --
  Other income (see note 5)                      --             --           --           2,201              --             150
                                       ------------    -----------     --------      ----------     -----------      ----------
  TOTAL INVESTMENT INCOME..........     109,999,411     45,859,466      524,161      10,195,525      12,799,645       3,802,744
                                       ------------    -----------     --------      ----------     -----------      ----------
.................................................................................................................................
EXPENSES:
  Investment management:
     Advisory Services.............       3,897,015      1,627,216       23,940         475,934         482,883         176,093
     Operational Support -- Class A
       (Investor) Shares...........         258,566        759,822           --          80,485          90,015              --
     Operational Support -- Class B
       Shares......................             121             10           --             263              38              --
     Operational Support -- Class C
       Shares......................         172,771             --           --              --              --              --
     Operational Support -- Class D
       (Private Investor) Shares...       1,010,774        503,865        3,491          85,192         266,990         152,640
     Operational Support -- Class Y
       Shares......................         531,372        349,337       20,445          72,198          88,882          23,573
  Administration -- HSBC (see
    note 3)........................         919,694        420,345        7,439         116,140         112,038          49,141
  Administration -- BISYS (see
    note 3)........................       1,995,302        794,663       10,497         238,940         248,159          82,831
  Distribution:
     Class B Shares................             903             76           --           3,935             288              --
     Class C Shares................       1,295,797             --           --              --              --              --
  Shareholder Servicing:
     Class A (Investor) Shares.....       1,034,276      3,039,318           --         643,501         360,065              --
     Class B Shares................             301             26           --           1,312              95              --
     Class C Shares................         431,932             --           --              --              --              --
     Class D (Private Investor)
       Shares......................       2,526,958      1,259,673        8,727         425,772         667,479         381,452
  Accounting.......................          60,036         60,955       62,019          59,198          61,714          56,443
  Compliance service...............         109,983         44,599          614          13,248          12,916           4,780
  Custodian........................         358,367        159,713       15,580          80,982          89,714          51,306
  Interest.........................          10,613          3,990        3,613          17,084          20,565             269
  Transfer Agent...................         120,034         85,442       34,553          66,891          84,887          58,631
  Trustee..........................         237,817         92,425        1,018          27,341          26,319           9,431
  Other............................       1,387,962        595,024       25,216         155,577         149,851          46,348
                                       ------------    -----------     --------      ----------     -----------      ----------
     Total expenses before fee
       reductions..................      16,360,594      9,796,499      217,152       2,563,993       2,762,898       1,092,938
     Fees reduced by
       Administrator -- HSBC (see
       note 3).....................        (210,428)        (2,051)          --              --         (17,642)             --
     Fees reduced by
       Administrator -- BISYS (see
       note 3).....................        (498,078)       (61,528)        (229)        (18,621)        (24,137)         (7,387)
     Fees reduced by Distributor...              --             --           --             (14)             --              --
     Fees reduced by Transfer
       Agent.......................              --  --...........      (34,238)             --              --              --
     Fees reduced by Accounting....              --             --      (50,811)             --              --              --
     Fees reduced by Investment
       Adviser (see notes 3 and
       5)..........................              --             --      (47,877)        (48,207)             --        (267,507)
                                       ------------    -----------     --------      ----------     -----------      ----------
     NET EXPENSES..................      15,652,088      9,732,920       83,997       2,497,151       2,721,119         818,044
                                       ------------    -----------     --------      ----------     -----------      ----------
.................................................................................................................................
NET INVESTMENT INCOME..............      94,347,323     36,126,546      440,164       7,698,374      10,078,526       2,984,700
                                       ------------    -----------     --------      ----------     -----------      ----------
.................................................................................................................................
NET REALIZED/UNREALIZED
 GAINS/(LOSSES) FROM INVESTMENTS:
  Net realized gains/(losses) on
    investment transactions........         (12,537)        (2,449)         252           2,330        (182,651)             42
                                       ------------    -----------     --------      ----------     -----------      ----------
.................................................................................................................................
Net realized gains (losses) from
 investment transactions...........         (12,537)        (2,449)         252           2,330        (182,651)             42
                                       ------------    -----------     --------      ----------     -----------      ----------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS........................    $ 94,334,786    $36,124,097     $440,416      $7,700,704     $ 9,895,875      $2,984,742
                                       ------------    -----------     --------      ----------     -----------      ----------
                                       ------------    -----------     --------      ----------     -----------      ----------


See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    21

HSBC INVESTOR FAMILY OF FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

                                                          MONEY MARKET                               U.S. GOVERNMENT
                                                              FUND                                  MONEY MARKET FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                 FOR THE              FOR THE                FOR THE              FOR THE
                                               YEAR ENDED           YEAR ENDED             YEAR ENDED           YEAR ENDED
                                            OCTOBER 31, 2005     OCTOBER 31, 2004       OCTOBER 31, 2005     OCTOBER 31, 2004
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income                       $    94,347,323       $   47,166,316         $   36,126,546       $   10,758,764
  Net realized gains (losses) from
    investment transactions                           (12,537)             (59,832)                (2,449)               2,171
                                              ---------------       --------------         --------------       --------------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                                        94,334,786           47,106,484             36,124,097           10,760,935
                                              ---------------       --------------         --------------       --------------
..................................................................................................................................
DIVIDENDS:
NET INVESTMENT INCOME:
  Class A (Investor) Shares                        (5,434,279)          (1,667,948)           (15,823,455)          (3,112,512)
  Class B Shares                                       (1,685)                (561)                  (109)                 (47)
  Class C Shares                                   (2,669,409)            (366,961)                    --                   --
  Class D (Private Investor) Shares               (23,893,298)          (6,198,491)           (11,163,048)          (3,764,800)
  Class I Shares (a)                              (49,101,556)         (33,675,721)              (436,641)              (7,859)
  Class Y Shares                                  (13,265,249)          (5,199,555)            (8,705,464)          (3,887,268)
                                              ---------------       --------------         --------------       --------------
CHANGE IN NET ASSETS FROM SHAREHOLDER
 DIVIDENDS                                        (94,365,476)         (47,109,237)           (36,128,717)         (10,772,486)
                                              ---------------       --------------         --------------       --------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE
 TRANSACTIONS                                  (1,087,826,799)        (334,762,152)           222,451,028          (71,793,708)
                                              ---------------       --------------         --------------       --------------
CHANGE IN NET ASSETS                           (1,087,857,489)        (334,764,905)           222,446,408          (71,805,259)
..................................................................................................................................
NET ASSETS:
  Beginning of period                           4,775,959,308        5,110,724,213          1,494,955,743        1,566,761,002
                                              ---------------       --------------         --------------       --------------
  End of period                               $ 3,688,101,819       $4,775,959,308         $1,717,402,151       $1,494,955,743
                                              ---------------       --------------         --------------       --------------
                                              ---------------       --------------         --------------       --------------
  Accumulated net investment income (loss)    $        (4,819)      $       13,334         $           --       $        2,171
                                              ---------------       --------------         --------------       --------------
                                              ---------------       --------------         --------------       --------------

---------

(a) The U.S. Government Money Market Fund Class I Shares commenced operations on December 24, 2003.

22    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

                                                   HSBC INVESTOR FAMILY OF FUNDS

All capital share transactions have been processed at a net asset value of $1.00 per share.

                                                          MONEY MARKET                               U.S. GOVERNMENT
                                                              FUND                                  MONEY MARKET FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                 FOR THE              FOR THE                FOR THE              FOR THE
                                                YEAR ENDED           YEAR ENDED            YEAR ENDED           YEAR ENDED
                                             OCTOBER 31, 2005     OCTOBER 31, 2004      OCTOBER 31, 2005     OCTOBER 31, 2004
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Issued                                      $    599,210,953     $    417,025,590       $ 2,267,776,623      $ 1,367,929,238
  Reinvested                                         4,773,018            1,448,722            14,510,636            2,777,885
  Redeemed                                        (661,593,445)        (443,410,586)       (2,196,912,176)      (1,336,714,374)
                                              ----------------     ----------------       ---------------      ---------------
CHANGE IN CLASS A (INVESTOR) SHARES                (57,609,474)         (24,936,274)           85,375,083           33,992,749
                                              ----------------     ----------------       ---------------      ---------------
...............................................................................................................................
CLASS B SHARES:
  Issued                                                 4,546               68,977                    --                   --
  Reinvested                                             1,201                  425                    52                   45
  Redeemed                                            (112,520)            (173,743)              (16,467)                 (37)
                                              ----------------     ----------------       ---------------      ---------------
CHANGE IN CLASS B SHARES                              (106,773)            (104,341)              (16,415)                   8
                                              ----------------     ----------------       ---------------      ---------------
...............................................................................................................................
CLASS C SHARES:
  Issued                                           834,770,954          706,820,552                    --                    -
  Reinvested                                         2,336,199              328,875                    --                   --
  Redeemed                                        (812,311,483)        (689,823,407)                   --                   --
                                              ----------------     ----------------       ---------------      ---------------
CHANGE IN CLASS C SHARES                            24,795,670           17,326,020                    --                   --
                                              ----------------     ----------------       ---------------      ---------------
...............................................................................................................................
CLASS D (PRIVATE INVESTOR) SHARES:
  Issued                                         3,725,458,190        2,114,306,335         1,600,114,152        2,167,450,988
  Reinvested                                        20,232,798            5,466,487             9,924,411            3,195,132
  Redeemed                                      (3,407,414,994)      (1,932,335,198)       (1,601,601,195)      (2,231,132,417)
                                              ----------------     ----------------       ---------------      ---------------
CHANGE IN CLASS D (PRIVATE INVESTOR) SHARES        338,275,994          187,437,624             8,437,368          (60,486,297)
                                              ----------------     ----------------       ---------------      ---------------
...............................................................................................................................
CLASS I SHARES (A):
  Issued                                        12,203,550,011       14,068,222,385           421,620,785           78,229,178
  Reinvested                                        20,694,327           14,327,224               307,833                7,859
  Redeemed                                     (13,525,178,933)     (14,421,352,039)         (421,928,618)         (78,237,037)
                                              ----------------     ----------------       ---------------      ---------------
CHANGE IN CLASS I SHARES                        (1,300,934,595)        (338,802,430)                   --                   --
                                              ----------------     ----------------       ---------------      ---------------
...............................................................................................................................
CLASS Y SHARES:
  Issued                                         1,898,280,343        1,292,503,968         1,015,296,528          777,569,135
  Reinvested                                        10,987,271            4,367,249             6,885,390            3,094,797
  Redeemed                                      (2,001,515,235)      (1,472,553,968)         (893,526,926)        (825,964,100)
                                              ----------------     ----------------       ---------------      ---------------
CHANGE IN CLASS Y SHARES                           (92,247,621)        (175,682,751)          128,654,992          (45,300,168)
                                              ----------------     ----------------       ---------------      ---------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE
 TRANSACTIONS                                 $ (1,087,826,799)    $   (334,762,152)      $   222,451,028      $   (71,793,708)
                                              ----------------     ----------------       ---------------      ---------------
                                              ----------------     ----------------       ---------------      ---------------

---------

(a) The U.S. Government Money Market Fund Class I Shares commenced operations on December 24, 2003.

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    23

HSBC INVESTOR FAMILY OF FUNDS


                                                         TAX-FREE                                NEW YORK TAX-FREE
                                                     MONEY MARKET FUND                           MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------
                                             FOR THE              FOR THE                FOR THE              FOR THE
                                           YEAR ENDED           YEAR ENDED              YEAR ENDED           YEAR ENDED
                                         OCTOBER 31, 2005     OCTOBER 31, 2004(a)       OCTOBER 31, 2005  OCTOBER 31, 2004
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income                      $   440,164          $    70,746            $  7,698,374         $  2,811,164
  Net realized gains from investment
    transactions                                     252                   --                   2,330                   --
                                             -----------          -----------            ------------         ------------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                                      440,416               70,746               7,700,704            2,811,164
                                             -----------          -----------            ------------         ------------
...........................................................................................................................
DIVIDENDS:
NET INVESTMENT INCOME:
  Class A (Investor) Shares                           --                   (4)             (2,227,152)            (626,248)
  Class B Shares                                      --                   --                  (4,012)                (858)
  Class C Shares                                      --                   --                      --                  (14)
  Class D (Private Investor) Shares              (59,701)              (2,192)             (2,739,496)          (1,116,724)
  Class I Shares                                    (103)                (155)                     --                   --
  Class Y Shares                                (380,482)             (68,395)             (2,732,077)          (1,059,087)
                                             -----------          -----------            ------------         ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER
 DIVIDENDS                                      (440,286)             (70,746)             (7,702,737)          (2,802,931)
                                             -----------          -----------            ------------         ------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE
 TRANSACTIONS                                 19,668,680           18,792,104             110,915,824          (31,516,858)
                                             -----------          -----------            ------------         ------------
CHANGE IN NET ASSETS                          19,668,810           18,792,104             110,913,791          (31,508,625)
...........................................................................................................................
NET ASSETS:
  Beginning of period                         18,792,104                   --             487,752,870          519,261,495
                                             -----------          -----------            ------------         ------------
  End of period                              $38,460,914          $18,792,104            $598,666,661         $487,752,870
                                             -----------          -----------            ------------         ------------
                                             -----------          -----------            ------------         ------------
  Accumulated net investment income (loss)   $       134          $         4            $      3,870         $      8,233
                                             -----------          -----------            ------------         ------------
                                             -----------          -----------            ------------         ------------

---------

(a) The Tax-Free Money Market Fund Class Y Shares commenced operations on June 7, 2004.

    The Tax-Free Money Market Fund Class A Shares commenced operations on August 27, 2004.

    The Tax-Free Money Market Fund Class D Shares commenced operations on August 24, 2004.

    The Tax-Free Money Market Fund Class I Shares commenced operations on June 25, 2004.

24    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

                                                   HSBC INVESTOR FAMILY OF FUNDS

All capital share transactions have been processed at a net asset value of $1.00 per share.

                                                      TAX-FREE                                    NEW YORK TAX-FREE
                                                  MONEY MARKET FUND                               MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------
                                         FOR THE                FOR THE                  FOR THE                FOR THE
                                       YEAR ENDED             YEAR ENDED                YEAR ENDED            YEAR ENDED
                                    OCTOBER 31, 2005       OCTOBER 31, 2004(a)       OCTOBER 31, 2005      OCTOBER 31, 2004
------------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Issued                                $           1           $     40,001           $   241,683,191         $ 247,996,931
  Reinvested                                       --                     --                 2,087,663               460,210
  Redeemed                                         (1)               (40,001)             (333,211,762)         (180,970,867)
                                        -------------           ------------           ---------------         -------------
CHANGE IN CLASS A (INVESTOR)
 SHARES                                            --                     --               (89,440,908)           67,486,274
                                        -------------           ------------           ---------------         -------------
.............................................................................................................................
CLASS B SHARES:
  Issued                                           --                     --                        --               682,403
  Reinvested                                       --                     --                     3,763                   660
  Redeemed                                         --                     --                  (459,388)              (16,534)
                                        -------------           ------------           ---------------         -------------
CHANGE IN CLASS B SHARES                           --                     --                  (455,625)              666,529
                                        -------------           ------------           ---------------         -------------
.............................................................................................................................
CLASS C SHARES:
  Issued                                           --                     --                        --                     1
  Reinvested                                       --                     --                        --                    16
  Redeemed                                         --                     --                        --               (23,964)
                                        -------------           ------------           ---------------         -------------
CHANGE IN CLASS C SHARES                           --                     --                        --               (23,947)
                                        -------------           ------------           ---------------         -------------
.............................................................................................................................
CLASS D (PRIVATE INVESTOR) SHARES:
  Issued                                   25,678,425              3,374,169               570,502,162           514,310,913
  Reinvested                                   30,700                    282                 2,391,221               912,437
  Redeemed                                (17,064,983)              (126,475)             (554,509,269)         (545,351,685)
                                        -------------           ------------           ---------------         -------------
CHANGE IN CLASS D (PRIVATE
 INVESTOR) SHARES                           8,644,142              3,247,976                18,384,114           (30,128,335)
                                        -------------           ------------           ---------------         -------------
.............................................................................................................................
CLASS I SHARES:
  Issued                                    1,377,484                390,000                        --                    --
  Reinvested                                       40                      2                        --                    --
  Redeemed                                 (1,377,524)              (390,002)                       --                    --
                                        -------------           ------------           ---------------         -------------
CHANGE IN CLASS I SHARES                           --                     --                        --                    --
                                        -------------           ------------           ---------------         -------------
.............................................................................................................................
CLASS Y SHARES:
  Issued                                  117,177,013             54,459,782             1,186,030,962           607,177,192
  Reinvested                                  283,223                 44,627                 1,623,457               445,011
  Redeemed                               (106,435,698)           (38,960,281)           (1,005,226,176)         (677,139,582)
                                        -------------           ------------           ---------------         -------------
CHANGE IN CLASS Y SHARES                   11,024,538             15,544,128               182,428,243           (69,517,379)
                                        -------------           ------------           ---------------         -------------
CHANGE IN NET ASSETS FROM
 CAPITAL SHARE TRANSACTIONS             $  19,668,680           $ 18,792,104           $   110,915,824         $ (31,516,858)
                                        -------------           ------------           ---------------         -------------
                                        -------------           ------------           ---------------         -------------

---------

(a) The Tax-Free Money Market Fund commenced operations on June 7, 2004.
    The Tax-Free Money Market Fund Class A Shares commenced operations on August 27, 2004.
    The Tax-Free Money Market Fund Class D Shares commenced operations on August 24, 2004.
    The Tax-Free Money Market Fund Class I Shares commenced operations on June 25, 2004.

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    25

HSBC INVESTOR FAMILY OF FUNDS

All capital share transactions have been processed at a net asset value of $1.00 per share.


                                                          U.S. TREASURY                            CALIFORNIA TAX-FREE
                                                        MONEY MARKET FUND                           MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------
                                                FOR THE              FOR THE                FOR THE              FOR THE
                                               YEAR ENDED           YEAR ENDED             YEAR ENDED           YEAR ENDED
                                            OCTOBER 31, 2005     OCTOBER 31, 2004       OCTOBER 31, 2005     OCTOBER 31, 2004
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income                         $ 10,078,526         $  2,381,410           $  2,984,700         $    672,583
  Net realized losses from investment
    transactions                                    (182,651)              (7,669)                    42                   --
                                                ------------         ------------           ------------         ------------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                                        9,895,875            2,373,741              2,984,742              672,583
                                                ------------         ------------           ------------         ------------
..............................................................................................................................
DIVIDENDS:
NET INVESTMENT INCOME:
  Class A (Investor) Shares                       (1,654,962)            (336,882)                    --                   --
  Class B Shares (a)                                    (491)                 (15)                    --                   --
  Class C Shares                                          --                   --                     --                   --
  Class D (Private Investor) Shares               (5,563,166)          (1,122,942)            (2,504,645)            (656,869)
  Class I Shares (a)                                (958,934)             (17,210)                    --                   --
  Class Y Shares                                  (1,890,298)            (902,787)              (480,055)             (15,713)
                                                ------------         ------------           ------------         ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER
 DIVIDENDS                                       (10,067,851)          (2,379,836)            (2,984,700)            (672,582)
                                                ------------         ------------           ------------         ------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE
 TRANSACTIONS                                    (38,937,820)         215,301,516             52,097,559           35,875,799
                                                ------------         ------------           ------------         ------------
CHANGE IN NET ASSETS                             (39,109,796)         215,295,421             52,097,601           35,875,800
..............................................................................................................................
NET ASSETS:
  Beginning of period                            467,257,401          251,961,980            124,272,815           88,397,015
                                                ------------         ------------           ------------         ------------
  End of period                                 $428,147,605         $467,257,401           $176,370,416         $124,272,815
                                                ------------         ------------           ------------         ------------
                                                ------------         ------------           ------------         ------------
  Accumulated net investment income             $     10,675         $         --                     42         $         --
                                                ------------         ------------           ------------         ------------
                                                ------------         ------------           ------------         ------------

---------

(a) The U.S. Treasury Money Market Fund Class B Shares commenced operations on August 13, 2004.

    The U.S. Treasury Money Market Fund Class I Shares commenced operations on December 30, 2003.

26    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

                                                   HSBC INVESTOR FAMILY OF FUNDS

All capital share transactions have been processed at a net asset value of $1.00 per share.

                                                          U.S. TREASURY                            CALIFORNIA TAX-FREE
                                                        MONEY MARKET FUND                           MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------
                                                 FOR THE              FOR THE                FOR THE              FOR THE
                                               YEAR ENDED           YEAR ENDED             YEAR ENDED           YEAR ENDED
                                            OCTOBER 31, 2005     OCTOBER 31, 2004       OCTOBER 31, 2005     OCTOBER 31, 2004
------------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Issued                                       $  475,886,714       $  59,583,987          $           1        $          --
  Reinvested                                        1,557,345             280,270                     --                   --
  Redeemed                                       (506,977,454)        (47,198,099)                    (1)                  --
                                               --------------       -------------          -------------        -------------
CHANGE IN CLASS A (INVESTOR) SHARES               (29,533,395)         12,666,158                     --                   --
                                               --------------       -------------          -------------        -------------
..............................................................................................................................
CLASS B SHARES (A):
  Issued                                                   --              38,178                     --                   --
  Reinvested                                              440                   4                     --                   --
                                               --------------       -------------          -------------        -------------
CHANGE IN CLASS B SHARES                                  440              38,182                     --                   --
                                               --------------       -------------          -------------        -------------
..............................................................................................................................
CLASS D (PRIVATE INVESTOR) SHARES:
  Issued                                        1,058,010,846         737,673,856            375,750,569          184,218,917
  Reinvested                                        1,681,669             344,150              2,385,230              576,176
  Redeemed                                       (974,751,285)       (676,928,354)          (367,746,779)        (146,185,406)
                                               --------------       -------------          -------------        -------------
CHANGE IN CLASS D (PRIVATE INVESTOR) SHARES        84,941,230          61,089,652             10,389,020           38,609,687
                                               --------------       -------------          -------------        -------------
..............................................................................................................................
CLASS I SHARES (A):
  Issued                                          291,647,060         120,159,281                     --                   --
  Reinvested                                          835,178              15,630                     --                   --
  Redeemed                                       (261,965,839)       (120,174,911)                    --                   --
                                               --------------       -------------          -------------        -------------
CHANGE IN CLASS I SHARES                           30,516,399                  --                     --                   --
                                               --------------       -------------          -------------        -------------
..............................................................................................................................
CLASS Y SHARES:
  Issued                                          314,001,232         569,477,476            230,888,857            9,526,133
  Reinvested                                        1,164,753             345,379                323,005                   --
  Redeemed                                       (440,028,479)       (428,315,331)          (189,503,323)         (12,260,021)
                                               --------------       -------------          -------------        -------------
CHANGE IN CLASS Y SHARES                         (124,862,494)        141,507,524             41,708,539           (2,733,888)
                                               --------------       -------------          -------------        -------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE
 TRANSACTIONS                                  $  (38,937,820)      $ 215,301,516          $  52,097,559        $  35,875,799
                                               --------------       -------------          -------------        -------------
                                               --------------       -------------          -------------        -------------

---------

(a) The U.S. Treasury Money Market Fund Class B Shares commenced operations on August 13, 2004.

    The U.S. Treasury Money Market Fund Class I Shares commenced operations on December 30, 2003.

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    27

          HSBC INVESTOR MONEY MARKET FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS

          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS
INDICATED.

                                             INVESTMENT ACTIVITIES          DIVIDENDS
                                            -----------------------   ----------------------

                                NET ASSET
                                 VALUE,        NET       TOTAL FROM      NET
                                BEGINNING   INVESTMENT   INVESTMENT   INVESTMENT     TOTAL
                                OF PERIOD     INCOME     ACTIVITIES     INCOME     DIVIDENDS
--------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 2001       $1.00        0.04         0.04        (0.04)       (0.04)
Year ended October 31, 2002        1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2003        1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2004        1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2005        1.00        0.02         0.02        (0.02)       (0.02)
--------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2001
 (d)                              $1.00        0.02         0.02        (0.02)       (0.02)
Year ended October 31, 2002        1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2003        1.00        0.00*        0.00*       (0.00)*      (0.00)*
Year ended October 31, 2004        1.00        0.00*        0.00*       (0.00)*      (0.00)*
Year ended October 31, 2005        1.00        0.02         0.02        (0.02)       (0.02)
--------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2001
 (d)                              $1.00        0.02         0.02        (0.02)       (0.02)
Year ended October 31, 2002        1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2003        1.00        0.00*        0.00*       (0.00)*      (0.00)*
Year ended October 31, 2004        1.00        0.00*        0.00*       (0.00)*      (0.00)*
Year ended October 31, 2005        1.00        0.02         0.02        (0.02)       (0.02)
--------------------------------------------------------------------------------------------
CLASS D (PRIVATE INVESTOR)
 SHARES
Year ended October 31, 2001       $1.00        0.04         0.04        (0.04)       (0.04)
Year ended October 31, 2002        1.00        0.02         0.02        (0.02)       (0.02)
Year ended October 31, 2003        1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2004        1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2005        1.00        0.02         0.02        (0.02)       (0.02)
--------------------------------------------------------------------------------------------
CLASS I SHARES
Period ended October 31, 2002
 (d)                              $1.00        0.02         0.02        (0.02)       (0.02)
Year ended October 31, 2003        1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2004        1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2005        1.00        0.03         0.03        (0.03)       (0.03)
--------------------------------------------------------------------------------------------
CLASS Y SHARES
Year ended October 31, 2001       $1.00        0.05         0.05        (0.05)       (0.05)
Year ended October 31, 2002        1.00        0.02         0.02        (0.02)       (0.02)
Year ended October 31, 2003        1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2004        1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2005        1.00        0.03         0.03        (0.03)       (0.03)
--------------------------------------------------------------------------------------------

                                                                                RATIOS/SUPPLEMENTARY DATA
                                                              -------------------------------------------------------------
                                                                                             RATIO OF
                                                                                                NET
                                                                             RATIO OF       INVESTMENT
                                NET ASSET                     NET ASSETS     EXPENSES        INCOME TO         RATIO OF
                                 VALUE,                       AT END OF     TO AVERAGE        AVERAGE          EXPENSES
                                 END OF       TOTAL             PERIOD          NET             NET           TO AVERAGE
                                 PERIOD     RETURN(a)          (000'S)       ASSETS(b)       ASSETS(b)     NET ASSETS(b)(c)
---------------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 2001       $1.00       4.38%           $  426,886       0.74%           4.34%            0.74%
Year ended October 31, 2002        1.00       1.49%              390,920       0.72%           1.49%            0.72%
Year ended October 31, 2003        1.00       0.70%              326,320       0.71%           0.71%            0.71%
Year ended October 31, 2004        1.00       0.57%              301,384       0.72%           0.56%            0.72%
Year ended October 31, 2005        1.00       2.17%              243,772       0.73%           2.10%            0.73%
---------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2001
 (d)                              $1.00       1.64%           $       19       1.34%           2.81%            1.34%
Year ended October 31, 2002        1.00       0.64%                  331       1.32%           0.74%            1.32%
Year ended October 31, 2003        1.00       0.29%                  299       1.12%           0.29%            1.31%
Year ended October 31, 2004        1.00       0.23%                  195       1.04%           0.23%            1.32%
Year ended October 31, 2005        1.00       1.56%                   88       1.33%           1.40%            1.33%
---------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2001
 (d)                              $1.00       1.59%           $  133,640       1.35%           2.57%            1.35%
Year ended October 31, 2002        1.00       0.88%              200,929       1.32%           0.86%            1.32%
Year ended October 31, 2003        1.00       0.30%              153,124       1.10%           0.30%            1.31%
Year ended October 31, 2004        1.00       0.23%              170,451       1.05%           0.23%            1.32%
Year ended October 31, 2005        1.00       1.56%              195,246       1.33%           1.54%            1.33%
---------------------------------------------------------------------------------------------------------------------------
CLASS D (PRIVATE INVESTOR)
 SHARES
Year ended October 31, 2001       $1.00       4.54%           $  913,924       0.59%           4.18%            0.59%
Year ended October 31, 2002        1.00       1.64%              807,638       0.57%           1.64%            0.57%
Year ended October 31, 2003        1.00       0.85%              825,998       0.56%           0.84%            0.56%
Year ended October 31, 2004        1.00       0.72%            1,013,427       0.57%           0.72%            0.57%
Year ended October 31, 2005        1.00       2.32%            1,351,695       0.58%           2.36%            0.58%
---------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Period ended October 31, 2002
 (d)                              $1.00       1.54%           $2,200,424       0.20%           1.86%            0.21%
Year ended October 31, 2003        1.00       1.22%            3,116,473       0.20%           1.19%            0.21%
Year ended October 31, 2004        1.00       1.09%            2,777,675       0.20%           1.07%            0.22%
Year ended October 31, 2005        1.00       2.71%            1,476,725       0.20%           2.55%            0.23%
---------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Year ended October 31, 2001       $1.00       4.80%           $  784,035       0.34%           4.39%            0.34%
Year ended October 31, 2002        1.00       1.89%              699,936       0.32%           1.88%            0.32%
Year ended October 31, 2003        1.00       1.10%              688,510       0.31%           1.10%            0.31%
Year ended October 31, 2004        1.00       0.97%              512,827       0.32%           0.95%            0.32%
Year ended October 31, 2005        1.00       2.58%              420,576       0.33%           2.49%            0.33%
---------------------------------------------------------------------------------------------------------------------------

 * Less than $0.005 per share.

(a) Not annualized for periods less than one year. Total returns do not include redemption charges.
(b) Annualized for periods less than one year.
(c) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(d) Class B Shares commenced operations on April 4, 2001.
    Class C Shares commenced operations on March 23, 2001.
    Class I Shares commenced operations on January 9, 2002.

See notes to financial statements.

28    HSBC INVESTOR FAMILY OF FUNDS

          HSBC INVESTOR U.S. GOVERNMENT MONEY MARKET FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS

          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS
INDICATED.

                                                  INVESTMENT ACTIVITIES          DIVIDENDS
                                                 -----------------------   ----------------------

                                     NET ASSET
                                      VALUE,        NET       TOTAL FROM      NET
                                     BEGINNING   INVESTMENT   INVESTMENT   INVESTMENT     TOTAL
                                     OF PERIOD     INCOME     ACTIVITIES     INCOME     DIVIDENDS
-------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 2001            $1.00        0.04         0.04        (0.04)       (0.04)
Year ended October 31, 2002             1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2003             1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2004             1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2005             1.00        0.02         0.02        (0.02)       (0.02)
-------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 2001            $1.00        0.04         0.04        (0.04)       (0.04)
Year ended October 31, 2002             1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2003             1.00        0.00*        0.00*       (0.00)*      (0.00)*
Year ended October 31, 2004             1.00        0.00*        0.00*       (0.00)*      (0.00)*
Year ended October 31, 2005             1.00        0.02         0.02        (0.02)       (0.02)
-------------------------------------------------------------------------------------------------
CLASS D (PRIVATE INVESTOR) SHARES
Year ended October 31, 2001            $1.00        0.04         0.04        (0.04)       (0.04)
Year ended October 31, 2002             1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2003             1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2004             1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2005             1.00        0.02         0.02        (0.02)       (0.02)
-------------------------------------------------------------------------------------------------
CLASS I SHARES
Period ended October 31, 2004 (d)      $1.00        0.00*        0.00*       (0.00)*      (0.00)*
Year ended October 31, 2005 (e)         1.00        0.01         0.01        (0.01)       (0.01)
-------------------------------------------------------------------------------------------------
CLASS Y SHARES
Year ended October 31, 2001            $1.00        0.05         0.05        (0.05)       (0.05)
Year ended October 31, 2002             1.00        0.02         0.02        (0.02)       (0.02)
Year ended October 31, 2003             1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2004             1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2005             1.00        0.02         0.02        (0.02)       (0.02)
-------------------------------------------------------------------------------------------------


                                                                                   RATIOS/SUPPLEMENTARY DATA
                                                             ----------------------------------------------------------------
                                                                                               RATIO OF NET
                                  NET ASSET                                      RATIO OF       INVESTMENT      RATIO OF
                                   VALUE,                    NET ASSETS AT     EXPENSES TO      INCOME TO       EXPENSES
                                   END OF       TOTAL            END OF        AVERAGE NET     AVERAGE NET     TO AVERAGE
                                   PERIOD     RETURN(a)      PERIOD (000'S)     ASSETS(b)       ASSETS(b)    NET ASSETS(b)(c)
-----------------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 2001         $1.00       4.21%           $864,287          0.73%              4.20%           0.73%
Year ended October 31, 2002          1.00       1.23%            780,008          0.72%              1.23%           0.72%
Year ended October 31, 2003          1.00       0.53%            606,108          0.72%              0.54%           0.72%
Year ended October 31, 2004          1.00       0.53%            640,096          0.73%              0.53%           0.73%
Year ended October 31, 2005          1.00       2.09%            725,469          0.73%              2.08%           0.74%
-----------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 2001         $1.00       3.59%(c)        $    144          1.33%              3.49%           1.33%
Year ended October 31, 2002          1.00       0.62%(c)              16          1.32%              0.74%           1.32%
Year ended October 31, 2003          1.00       0.26%(c)              17          0.98%              0.26%           1.34%
Year ended October 31, 2004          1.00       0.28%(c)              17          0.98%              0.28%           1.34%
Year ended October 31, 2005          1.00       1.72%(c)               1          1.32%              1.10%           1.32%
-----------------------------------------------------------------------------------------------------------------------------
CLASS D (PRIVATE INVESTOR) SHARES
Year ended October 31, 2001         $1.00       4.37%           $778,767          0.58%              4.25%           0.58%
Year ended October 31, 2002          1.00       1.38%            557,974          0.57%              1.39%           0.57%
Year ended October 31, 2003          1.00       0.68%            577,991          0.57%              0.66%           0.57%
Year ended October 31, 2004          1.00       0.68%            517,500          0.58%              0.67%           0.58%
Year ended October 31, 2005          1.00       2.24%            525,937          0.58%              2.21%           0.59%
-----------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Period ended October 31, 2004 (d)   $1.00       0.01%           $      0**        0.20%              0.93%           0.21%
Year ended October 31, 2005 (e)      1.00       0.73%                  0**        0.20%              3.08%           0.24%
-----------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Year ended October 31, 2001         $1.00       4.63%           $166,269          0.33%              4.52%           0.33%
Year ended October 31, 2002          1.00       1.63%            223,729          0.32%              1.62%           0.32%
Year ended October 31, 2003          1.00       0.94%            382,645          0.32%              0.93%           0.32%
Year ended October 31, 2004          1.00       0.93%            337,343          0.32%              0.91%           0.32%
Year ended October 31, 2005          1.00       2.50%            465,996          0.34%              2.49%           0.34%
-----------------------------------------------------------------------------------------------------------------------------

  * Less than $0.005 per share.

 ** Less than $500.

(a) Not annualized for periods less than one year. Total returns do not include redemption charges.
(b) Annualized for periods less than one year.
(c) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(d) Class I commenced operations on December 24, 2003 and was operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 10 days during the period.
(e) Class I Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 89 days during the period.

See notes to financial statements.

                                             HSBC INVESTOR FAMILY OF FUNDS    29

          HSBC INVESTOR TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS

          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS
INDICATED.

                                                  INVESTMENT ACTIVITIES          DIVIDENDS
                                                 -----------------------   ----------------------

                                     NET ASSET
                                      VALUE,        NET       TOTAL FROM      NET
                                     BEGINNING   INVESTMENT   INVESTMENT   INVESTMENT     TOTAL
                                     OF PERIOD     INCOME     ACTIVITIES     INCOME     DIVIDENDS
-------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31, 2004 (d)      $1.00        0.00*        0.00*       (0.00)*      (0.00)*
Year ended October 31, 2005 (e)         1.00          --           --           --           --
-------------------------------------------------------------------------------------------------
CLASS D (PRIVATE INVESTOR) SHARES
Period ended October 31, 2004 (f)      $1.00        0.00*        0.00*       (0.00)*      (0.00)*
Year ended October 31, 2005             1.00        0.02         0.02        (0.02)       (0.02)
-------------------------------------------------------------------------------------------------
CLASS I SHARES
Period ended October 31, 2004 (d)      $1.00        0.00*        0.00*       (0.00)*      (0.00)*
Year ended October 31, 2005 (g)         1.00        0.00*        0.00*       (0.00)*      (0.00)*
-------------------------------------------------------------------------------------------------
CLASS Y SHARES
Period ended October 31, 2004 (f)      $1.00        0.00*        0.00*       (0.00)*      (0.00)*
Year ended October 31, 2005             1.00        0.02         0.02        (0.02)       (0.02)
-------------------------------------------------------------------------------------------------


                                                                                     RATIOS/SUPPLEMENTARY DATA
                                                                ----------------------------------------------------------------
                                                                                                  RATIO OF          RATIO OF
                                     NET ASSET                  NET ASSETS       RATIO OF      NET INVESTMENT       EXPENSES
                                      VALUE,                    AT END OF        EXPENSES         INCOME TO            TO
                                      END OF        TOTAL         PERIOD        TO AVERAGE         AVERAGE          AVERAGE
                                      PERIOD     RETURN (a)      (000'S)      NET ASSETS (b)   NET ASSETS (b)  NET ASSETS (b)(c)
--------------------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31, 2004 (d)      $1.00        0.00%        $     0**         0.44%             0.51%            2.12%
Year ended October 31, 2005 (e)         1.00           --              0**           --                --               --
--------------------------------------------------------------------------------------------------------------------------------
CLASS D (PRIVATE INVESTOR) SHARES
Period ended October 31, 2004 (f)      $1.00        0.23%        $ 3,248           0.27%             1.34%            1.50%
Year ended October 31, 2005             1.00        1.60%         11,892           0.57%             1.71%            1.11%
------------------------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Period ended October 31, 2004 (d)      $1.00        0.12%        $     0**         0.00%             1.07%            1.80%
Year ended October 31, 2005 (g)         1.00        0.15%              0**         0.33%             2.11%            0.74%
------------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Period ended October 31, 2004 (f)      $1.00        0.50%        $15,544           0.03%             1.27%            1.48%
Year ended October 31, 2005             1.00        1.86%         26,569           0.31%             1.86%            0.87%
------------------------------------------------------------------------------------------------------------------------------

 * Less than $0.005 per share.
 ** Less than $500.
(a) Not annualized for periods less than one year.
(b) Annualized for periods less than one year.
(c) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(d) Class A Shares commenced operations on August 27, 2004 and was operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 5 days during the period. Class I Shares commenced operations on June 25, 2004 and were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 40 days during the period.
(e) During the period, Class A shares had no operations, Net Assets at the end of the year represent seed money.
(f) Class D Shares commenced operations on August 24, 2004. Class Y commenced operations on June 7, 2004.
(g) Class I Shares were operational during a portion of the year only. Amounts reflect performance for the period of the time the class had operations, which was 27 days during the period.

See notes to financial statements.

30    HSBC INVESTOR FAMILY OF FUNDS

          HSBC INVESTOR NEW YORK TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS

          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS
INDICATED.

                                                INVESTMENT ACTIVITIES          DIVIDENDS
                                               -----------------------   ----------------------

                                   NET ASSET
                                    VALUE,        NET       TOTAL FROM      NET
                                   BEGINNING   INVESTMENT   INVESTMENT   INVESTMENT     TOTAL
                                   OF PERIOD     INCOME     ACTIVITIES     INCOME     DIVIDENDS
-----------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 2001          $1.00        0.02         0.02        (0.02)       (0.02)
Year ended October 31, 2002           1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2003           1.00        0.00*        0.00*       (0.00)*      (0.00)*
Year ended October 31, 2004           1.00        0.00*        0.00*       (0.00)*      (0.00)*
Year ended October 31, 2005           1.00        0.01         0.01        (0.01)       (0.01)
-------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 2001 (e)      $1.00          --           --           --           --
Year ended October 31, 2002           1.00        0.00*        0.00*       (0.00)*      (0.00)*
Year ended October 31, 2003           1.00        0.00*        0.00*       (0.00)*      (0.00)*
Year ended October 31, 2004           1.00        0.00*        0.00*       (0.00)*      (0.00)*
Year ended October 31, 2005           1.00        0.01         0.01        (0.01)       (0.01)
-----------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2001 (f)    $1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2002           1.00        0.00*        0.00*       (0.00)*      (0.00)*
Year ended October 31, 2003           1.00        0.00*        0.00*       (0.00)*      (0.00)*
Year ended October 31, 2004 (g)       1.00        0.00*        0.00*       (0.00)*      (0.00)*
Year ended October 31, 2005 (h)       1.00          --           --           --           --
-----------------------------------------------------------------------------------------------
CLASS D (PRIVATE INVESTOR) SHARES
Year ended October 31, 2001          $1.00        0.03         0.03        (0.03)       (0.03)
Year ended October 31, 2002           1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2003           1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2004           1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2005           1.00        0.02         0.02        (0.02)       (0.02)
-----------------------------------------------------------------------------------------------
CLASS Y SHARES
Year ended October 31, 2001          $1.00        0.03         0.03        (0.03)       (0.03)
Year ended October 31, 2002           1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2003           1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2004           1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2005           1.00        0.02         0.02        (0.02)       (0.02)
-----------------------------------------------------------------------------------------------

                                                                                   RATIOS/SUPPLEMENTARY DATA
                                                             -------------------------------------------------------------------
                                                                                                  RATIO OF NET
                                  NET ASSET                                      RATIO OF          INVESTMENT       RATIO OF
                                   VALUE,                    NET ASSETS AT     EXPENSES TO         INCOME TO        EXPENSES
                                   END OF       TOTAL            END OF        AVERAGE NET        AVERAGE NET      TO AVERAGE
                                   PERIOD     RETURN(a)      PERIOD (000'S)     ASSETS(b)          ASSETS(b)    NET ASSETS(b)(c)
--------------------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31, 2001         $1.00       2.47%           $126,585          0.72%              2.48%            0.72%
Year ended October 31, 2002          1.00       0.82%            146,759          0.70%              0.82%            0.70%
Year ended October 31, 2003          1.00       0.46%            150,169          0.70%              0.46%            0.70%
Year ended October 31, 2004          1.00       0.40%            217,659          0.70%              0.42%            0.70%
Year ended October 31, 2005          1.00       1.46%(d)         128,218          0.70%(d)           1.38%(d)         0.71%
--------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31, 2001 (e)     $1.00          --           $      0**           --                 --               --
Year ended October 31, 2002          1.00       0.06%                 17          1.28%              0.19%            1.28%
Year ended October 31, 2003          1.00       0.27%                 17          0.89%              0.27%            1.28%
Year ended October 31, 2004          1.00       0.26%                683          0.96%              0.26%            1.31%
Year ended October 31, 2005          1.00       0.85%(d)             228          1.29%(d)           0.77%(d)         1.31%
--------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2001 (f)   $1.00       0.88%           $      1          1.37%              1.40%            1.37%
Year ended October 31, 2002          1.00       0.14%                  0          1.16%              0.36%            1.33%
Year ended October 31, 2003          1.00       0.06%                 24          0.71%              0.26%            1.30%
Year ended October 31, 2004 (g)      1.00       0.06%                  0**        0.78%              0.26%            1.29%
Year ended October 31, 2005 (h)      1.00          --                  0**           --                 --               --
--------------------------------------------------------------------------------------------------------------------------------
CLASS D (PRIVATE INVESTOR) SHARES
Year ended October 31, 2001         $1.00       2.63%           $182,326          0.57%              2.44%            0.57%
Year ended October 31, 2002          1.00       0.97%            226,280          0.55%              0.97%            0.55%
Year ended October 31, 2003          1.00       0.61%            201,277          0.55%              0.61%            0.55%
Year ended October 31, 2004          1.00       0.56%            171,151          0.55%              0.54%            0.55%
Year ended October 31, 2005          1.00       1.61%(d)         189,538          0.55%(d)           1.61%(d)         0.56%
--------------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Year ended October 31, 2001         $1.00       2.88%           $ 71,289          0.32%              2.76%            0.32%
Year ended October 31, 2002          1.00       1.22%            107,422          0.30%              1.21%            0.30%
Year ended October 31, 2003          1.00       0.86%            167,776          0.30%              0.86%            0.30%
Year ended October 31, 2004          1.00       0.81%             98,260          0.30%              0.79%            0.30%
Year ended October 31, 2005          1.00       1.86%(d)         280,683          0.30%(d)           1.89%(d)         0.31%
--------------------------------------------------------------------------------------------------------------------------------

  * Less than $0.005 per share.

 ** Less than $500.

(a) Not annualized for periods less than one year. Total returns do not include redemption charges.
(b) Annualized for periods less than one year.
(c) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(d) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the Fund related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio and total return were 0.01%, 0.01%, 0.01% and 0.01% for Class A Shares, Class B Shares, Class D Shares and Class Y Shares, respectively.
(e) During the period, Class B Shares had no operations. Net assets at the end of the period represent seed money.
(f) Class C Shares commenced operations on March 19, 2001.
(g) Class C Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 81 days during the period.
(h) During the period, Class C Shares had no operations. Net assets at the end of the period represent seed money.

See notes to financial statements.
                                             HSBC INVESTOR FAMILY OF FUNDS    31

          HSBC INVESTOR U.S. TREASURY MONEY MARKET FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS

          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS
INDICATED.

                                             INVESTMENT ACTIVITIES
                                            -----------------------

                                NET ASSET                  TOTAL
                                 VALUE,        NET          FROM
                                BEGINNING   INVESTMENT   INVESTMENT
                                OF PERIOD     INCOME     ACTIVITIES
-------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31, 2001
 (d)                              $1.00        0.01         0.01
Year ended October 31, 2002        1.00        0.01         0.01
Year ended October 31, 2003        1.00        0.00*        0.00*
Year ended October 31, 2004        1.00        0.00*        0.00*
Year ended October 31, 2005        1.00        0.02         0.02
-------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2004
 (d)                              $1.00        0.00*        0.00*
Year ended October 31, 2005        1.00        0.01         0.01
-------------------------------------------------------------------
CLASS D (PRIVATE INVESTOR)
 SHARES
Period ended October 31, 2001
 (d)                              $1.00        0.01         0.01
Year ended October 31, 2002        1.00        0.01         0.01
Year ended October 31, 2003        1.00        0.00*        0.00*
Year ended October 31, 2004        1.00        0.01         0.01
Year ended October 31, 2005        1.00        0.02         0.02
-------------------------------------------------------------------
CLASS I SHARES
Period ended October 31, 2004
 (e)                              $1.00        0.00*        0.00*
Year ended October 31, 2005
 (f)                               1.00        0.02         0.02
-------------------------------------------------------------------
CLASS Y SHARES
Period ended October 31, 2001
 (d)                              $1.00        0.01         0.01
Year ended October 31, 2002        1.00        0.01         0.01
Year ended October 31, 2003        1.00        0.01         0.01
Year ended October 31, 2004        1.00        0.01         0.01
Year ended October 31, 2005        1.00        0.02         0.02
-------------------------------------------------------------------

                                      DIVIDENDS
                                ----------------------

                                                         NET ASSET
                                   NET                    VALUE,
                                INVESTMENT     TOTAL      END OF
                                  INCOME     DIVIDENDS    PERIOD
----------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31, 2001
 (d)                              (0.01)       (0.01)      $1.00
Year ended October 31, 2002       (0.01)       (0.01)       1.00
Year ended October 31, 2003       (0.00)*      (0.00)*      1.00
Year ended October 31, 2004       (0.00)*      (0.00)*      1.00
Year ended October 31, 2005       (0.02)       (0.02)       1.00
----------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2004
 (d)                              (0.00)*      (0.00)*     $1.00
Year ended October 31, 2005       (0.01)       (0.01)       1.00
----------------------------------------------------------------
CLASS D (PRIVATE INVESTOR)
 SHARES
Period ended October 31, 2001
 (d)                              (0.01)       (0.01)      $1.00
Year ended October 31, 2002       (0.01)       (0.01)       1.00
Year ended October 31, 2003       (0.00)*      (0.00)*      1.00
Year ended October 31, 2004       (0.01)       (0.01)       1.00
Year ended October 31, 2005       (0.02)       (0.02)       1.00
----------------------------------------------------------------
CLASS I SHARES
Period ended October 31, 2004
 (e)                              (0.00)*      (0.00)*     $1.00
Year ended October 31, 2005
 (f)                              (0.02)       (0.02)       1.00
----------------------------------------------------------------
CLASS Y SHARES
Period ended October 31, 2001
 (d)                              (0.01)       (0.01)      $1.00
Year ended October 31, 2002       (0.01)       (0.01)       1.00
Year ended October 31, 2003       (0.01)       (0.01)       1.00
Year ended October 31, 2004       (0.01)       (0.01)       1.00
Year ended October 31, 2005       (0.02)       (0.02)       1.00
----------------------------------------------------------------

                                                                    RATIOS/SUPPLEMENTARY DATA
                                                 --------------------------------------------------------------
                                                                                  RATIO OF
                                                                                    NET
                                                 NET ASSETS      RATIO OF        INVESTMENT         RATIO OF
                                                 AT END OF       EXPENSES          INCOME           EXPENSES
                                  TOTAL            PERIOD       TO AVERAGE       TO AVERAGE        TO AVERAGE
                                RETURN(a)         (000'S)     NET ASSETS(b)    NET ASSETS(b)    NET ASSETS(b)(c)
---------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31, 2001
 (d)                              1.10%           $    186        0.80%            2.39%              1.16%
Year ended October 31, 2002       1.00%            156,661        0.80%            0.83%              0.81%
Year ended October 31, 2003       0.35%             73,217        0.77%            0.38%              0.80%
Year ended October 31, 2004       0.39%             85,882        0.71%            0.39%              0.76%
Year ended October 31, 2005       1.89%             56,307        0.76%            1.84%              0.76%
---------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2004
 (d)                              0.04%           $     38        1.31%            0.18%              1.35%
Year ended October 31, 2005       1.29%                 39        1.36%            1.28%              1.36%
---------------------------------------------------------------------------------------------------------------
CLASS D (PRIVATE INVESTOR)
 SHARES
Period ended October 31, 2001
 (d)                              1.26%           $ 28,282        0.65%            2.58%              0.98%
Year ended October 31, 2002       1.15%             97,788        0.65%            1.09%              0.71%
Year ended October 31, 2003       0.50%            147,547        0.62%            0.46%              0.66%
Year ended October 31, 2004       0.54%            208,633        0.56%            0.54%              0.60%
Year ended October 31, 2005       2.04%            293,480        0.62%            2.08%              0.62%
---------------------------------------------------------------------------------------------------------------
CLASS I SHARES
Period ended October 31, 2004
 (e)                              0.02%           $      0**      0.17%            0.77%              0.23%
Year ended October 31, 2005
 (f)                              2.02%             30,518        0.20%            2.62%              0.26%
---------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Period ended October 31, 2001
 (d)                              1.40%           $ 22,710        0.40%            2.78%              0.75%
Year ended October 31, 2002       1.41%             36,841        0.40%            1.38%              0.51%
Year ended October 31, 2003       0.75%             31,199        0.36%            0.78%              0.39%
Year ended October 31, 2004       0.79%            172,704        0.31%            0.82%              0.35%
Year ended October 31, 2005       2.30%             47,804        0.36%            2.13%              0.36%
---------------------------------------------------------------------------------------------------------------

  * Less than $0.005 per share.
 ** Less than $500.
(a) Not annualized for periods less than one year.
(b) Annualized for periods less than one year.
(c) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(d) Class A (Investor) Shares commenced operations on May 24, 2001.
    Class B Shares commenced operations on August 13, 2004.
    Class D (Private Investor) Shares commenced operations on May 14, 2001. Class Y Shares commenced operations on May 11, 2001.
(e) Class I Shares commenced operations on December 30, 2003 and were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 13 days during the period.
(f) Class I Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 280 days during the period.

See notes to financial statements.

32    HSBC INVESTOR FAMILY OF FUNDS

          HSBC INVESTOR CALIFORNIA TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS

          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS
INDICATED.

                                             INVESTMENT ACTIVITIES          DIVIDENDS
                                            -----------------------   ----------------------

                                NET ASSET
                                 VALUE,        NET       TOTAL FROM      NET
                                BEGINNING   INVESTMENT   INVESTMENT   INVESTMENT     TOTAL
                                OF PERIOD     INCOME     ACTIVITIES     INCOME     DIVIDENDS
--------------------------------------------------------------------------------------------
CLASS D (PRIVATE INVESTOR)
 SHARES
Period ended October 31, 2002
 (d)                              $1.00        0.00*        0.00*       (0.00)*      (0.00)*
Year ended October 31, 2003        1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2004        1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2005        1.00        0.02         0.02        (0.02)       (0.02)
--------------------------------------------------------------------------------------------
CLASS Y SHARES
Period ended October 31, 2002
 (d)                              $1.00        0.00*        0.00*       (0.00)*      (0.00)*
Year ended October 31, 2003        1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2004        1.00        0.01         0.01        (0.01)       (0.01)
Year ended October 31, 2005        1.00        0.02         0.02        (0.02)       (0.02)
--------------------------------------------------------------------------------------------

                                                                                RATIOS/SUPPLEMENTARY DATA
                                                               ------------------------------------------------------------
                                                                                              RATIO OF NET
                                                               NET ASSETS      RATIO OF        INVESTMENT       RATIO OF
                                NET ASSET                      AT END OF     EXPENSES TO       INCOME TO       EXPENSES TO
                                VALUE, END     TOTAL             PERIOD      AVERAGE NET      AVERAGE NET      AVERAGE NET
                                OF PERIOD    RETURN(a)          (000'S)       ASSETS(b)        ASSETS(b)      ASSETS(b)(c)
---------------------------------------------------------------------------------------------------------------------------
CLASS D (PRIVATE INVESTOR)
 SHARES
Period ended October 31, 2002
 (d)                              $1.00        0.37%            $ 99,677        0.40%            0.99%            0.71%
Year ended October 31, 2003        1.00        0.59%              83,650        0.51%            0.60%            0.71%
Year ended October 31, 2004        1.00        0.58%             122,260        0.52%            0.59%            0.71%
Year ended October 31, 2005        1.00        1.64%(e)          132,649        0.50%(e)         1.64%(e)         0.65%
---------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Period ended October 31, 2002
 (d)                              $1.00        0.39%            $  1,035        0.09%            1.37%            0.45%
Year ended October 31, 2003        1.00        0.84%               4,747        0.27%            0.78%            0.47%
Year ended October 31, 2004        1.00        0.83%               2,013        0.27%            0.82%            0.46%
Year ended October 31, 2005        1.00        1.89%(e)           43,722        0.25%(e)         2.04%(e)         0.40%
---------------------------------------------------------------------------------------------------------------------------

  * Less than $0.005 per share.
(a) Not annualized for periods less than one year.
(b) Annualized for periods less than one year.
(c) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(d) Class D (Private Investor) Shares commenced operations on June 17, 2002. Class Y Shares commenced operations on July 18, 2002.
(e) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the Fund related to violation of certain investment policies and limitations. There was no rounded impact to the net expense ratio, net income ratio or total return for Class D Shares and Class Y Shares.

See notes to financial statements.

                                             HSBC INVESTOR FAMILY OF FUNDS    33

 HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2005

1.  ORGANIZATION:

        The HSBC Investor Funds (the 'Trust'), a Massachusetts business trust organized on April 22, 1987, is registered under the Investment Company Act of 1940, as amended (the 'Act'), as an open-end management investment company. The Trust contains the following funds (individually a 'Fund,' collectively the 'Funds'):

FUND                                               SHORT NAME
----                                               ----------
HSBC Investor Money Market Fund                    Money Market Fund
HSBC Investor U.S. Government Money Market Fund    U.S. Government Money Market Fund
HSBC Investor Tax-Free Money Market Fund           Tax-Free Money Market Fund
HSBC Investor New York Tax-Free Money Market Fund  N.Y. Tax-Free Money Market Fund
HSBC Investor U.S. Treasury Money Market Fund      U.S. Treasury Money Market Fund
HSBC Investor California Tax-Free Money Market     California Tax-Free Money Market
  Fund                                             Fund

        The Funds are separate series of the Trust and are part of the HSBC Investor Family of Funds. Financial statements for all other series of HSBC Investor Family of Funds are published separately.

        The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The Funds are authorized to issue five classes of shares: Class A (Investor) Shares, Class B Shares, Class C Shares, Class D (Private Investor) Shares, and
    Class Y Shares. In addition, the Money Market Fund, U.S. Government Money Market Fund, Tax-Free Money Market Fund and U.S. Treasury Money Market Fund are authorized to issue Class I Shares. Each class of shares in each Fund has identical rights and privileges, except with respect to arrangements pertaining to shareholder servicing and/or distribution, management operational support fees, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

        Under the Funds' organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.  SIGNIFICANT ACCOUNTING POLICIES:

        The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ('GAAP'). The preparation of financial statements requires management to make estimates and assumption that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

    SECURITIES VALUATION:

        Investments of the Funds are valued at amortized cost, which approximates value, except for investments in other money market funds, which are priced at net asset value as reported by such companies. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

    SECURITY TRANSACTIONS AND RELATED INCOME:

        Changes in holdings of portfolio securities are reflected no later than in the first calculation on the first business day following trade date. However, for financial reporting purposes, changes in holdings are reflected as of trade date. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

34    HSBC INVESTOR FAMILY OF FUNDS

                                                   HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2005 (CONTINUED)

    RESTRICTED AND ILLIQUID SECURITIES:

        A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the '1933 Act') or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the investment manager based on procedures established by the Board of Trustees. Not all restricted securities are considered illiquid.

        At October 31, 2005, the HSBC Money Market Fund held illiquid securities, representing 8.1% of net assets, as follows:

                                            ACQUISITION   ACQUISITION     PRINCIPAL
SECURITY                                       DATE           COST        AMOUNT($)       VALUE($)
--------                                       ----           ----        ---------       --------
MONEY MARKET FUND
Goldman Sachs Group, 4.10%, 7/26/06.......   7/26/2005     150,000,000    150,000,000    150,000,000
Merrill Lynch & Co., 3.89%, 2/3/09........   1/13/2004     150,000,000    150,000,000    150,000,000

    SECURITIES LOANS:

        To generate additional income, the Money Market Fund, U.S. Government Money Market Fund, N.Y. Tax-Free Money Market Fund, and California Tax-Free Money Market Fund may lend up to 33 1/3% of their respective assets pursuant to agreements requiring that the loan be collateralized by cash, U.S. Government or U.S. Government agency securities, equal at all times to at least 100% of the fair value. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide the required level of collateral. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by HSBC to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgement of HSBC, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time and are, therefore, not considered to be illiquid investments. During the year ended October 31, 2005, the U.S. Government Money Market Fund participated in security lending activities, however, at October 31, 2005 it had no securities on loan.

    REPURCHASE AGREEMENTS:

        The Funds may acquire repurchase agreements with an entity which is a member of the Federal Reserve System or which is a 'primary dealer' (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the collateral held pursuant to the agreement, with a fair value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

    LINE OF CREDIT:

        The Funds participate in a short-term, demand note agreement with HSBC Bank USA, an affiliate of the Investment Adviser (defined below). Under the agreement, the Funds may borrow up to $50 million. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

        During the year ended October 31, 2005, the Money Market, U.S. Government Money Market, Tax-Free Money Market, New York Tax-Free Money Market, U.S. Treasury Money Market, and California Tax-Free Money Market Funds borrowed against the Line of Credit. The details of the borrowing were as follows (based on actual number of days in which the respective Fund borrowed monies):

                                             HSBC INVESTOR FAMILY OF FUNDS    35

 HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2005 (CONTINUED)

                                                                AVERAGE     AVERAGE
                                                                AMOUNT      INTEREST
FUND                                                          OUTSTANDING     RATE
----                                                          -----------     ----
Money Market Fund...........................................  $48,113,387    3.17%
U.S. Government Money Market Fund...........................   23,500,000    3.06%
Tax-Free Money Market Fund..................................      672,602    3.29%
New York Tax-Free Money Market Fund.........................    4,984,058    3.32%
U.S. Treasury Money Market Fund.............................    2,486,673    3.85%
California Tax-Free Money Market Fund.......................    1,502,986    4.18%

    ALLOCATIONS:

        Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the HSBC Investor Family of Funds in relation to the net assets of each Fund or on another reasonable basis. Expenses specific to a class are charged to that class. In addition, income, expenses (other than class specific), and realized gains and losses are allocated to each class based on relative net assets on a daily basis.

    DIVIDENDS TO SHAREHOLDERS:

        Dividends from net investment income are declared daily and paid monthly from each Fund. Dividends from net realized gains, if any, are declared and paid at least annually by the Funds. Additional distributions are also made to the Funds' shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net realized gains of regulated investment companies.

        The character of net investment income and net realized gains distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These 'book/tax' differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclassification of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the components of net assets; temporary differences do not require reclassification.

    FEDERAL INCOME TAXES:

        Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify as a 'regulated investment company' under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable income and net realized gains, if any, to its shareholders. Accordingly, no provision for federal income or excise tax is required.

3.  RELATED PARTY TRANSACTIONS:

    INVESTMENT MANAGEMENT:

        HSBC Investments (USA) Inc. ('HSBC' or the 'Investment Adviser'), a wholly owned subsidiary of HSBC Bank USA, a New York State chartered bank, acts as Investment Adviser to the Funds. As Investment Adviser, HSBC manages the investments of the Funds and continuously reviews, supervises and administers the Funds' investments pursuant to an Investment Advisory Agreement. For its services, HSBC receives a fee, accrued daily and paid monthly, based on average daily net assets, at an annual rate of:

FUND                                                          FEE RATE
----                                                          --------
Money Market Fund...........................................    0.10%
U.S. Government Money Market Fund...........................    0.10%
Tax-Free Money Market Fund..................................    0.10%
N.Y. Tax-Free Money Market Fund.............................    0.10%
U.S. Treasury Money Market Fund.............................    0.10%
California Tax-Free Money Market Fund.......................    0.10%

36    HSBC INVESTOR FAMILY OF FUNDS

                                                   HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2005 (CONTINUED)

        HSBC also provides operational support services to the Funds pursuant to an Operational Support Services Agreement. For its services, HSBC receives a fee, accrued daily and paid monthly, based on average daily net assets of Class A (Investor) Shares, Class B Shares, Class C Shares, Class D (Private Investor) Shares and Class Y Shares, at an annual rate of:

FUND                                                          FEE RATE
----                                                          --------
Money Market Fund...........................................    0.10%
U.S. Government Money Market Fund...........................    0.10%
Tax-Free Money Market Fund..................................    0.10%
N.Y. Tax-Free Money Market Fund.............................    0.05%
U.S. Treasury Money Market Fund.............................    0.10%
California Tax-Free Money Market Fund.......................    0.10%

    ADMINISTRATION:

        Effective July 1, 2005, HSBC serves the Funds as Administrator. Under the terms of the administration agreement, HSBC receives from the Funds a fee, accrued daily and paid monthly, at an annual rate of:

BASED ON AVERAGE DAILY NET ASSETS FEE RATE                    FEE RATE
------------------------------------------                    --------
Up to $8 billion............................................   0.075%
In excess of $8 billion but not exceeding $9.25 billion.....   0.070%
In excess of $9.25 billion but not exceeding $12 billion....   0.050%
In excess of $12 billion....................................   0.030%

        The fee breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds. The fee is allocated to each of the HSBC Investor Family of Funds based upon its pro-rata share of net assets for each class. HSBC may directly or through an affiliate, use their fee revenue, past profits, or other revenue sources to pay promotional, administrative, shareholder support, and other expenses to third parties, including broker dealers, in connection with the offer, sale and administration of shares of the Funds.

        Effective July 1, 2005, pursuant to a Sub-Administration Agreement with HSBC, BISYS Fund Services Ohio, Inc. ('BISYS Ohio') a wholly-owned subsidiary of The BISYS Group, Inc, serves as the Trusts sub-administrator subject to the general supervision of the Funds' Board of Trustees and HSBC. For these services, BISYS is entitled to a fee, payable by HSBC. Prior to July 1, 2005, BISYS Ohio received compensation for providing administration services to the Funds under the same compensation structure as those currently with HSBC.

    The Administration fees accrued for each class by Fund are as follows:

                                                 U.S.                      NEW YORK        U.S.       CALIFORNIA
                                              GOVERNMENT     TAX-FREE      TAX-FREE      TREASURY      TAX-FREE
                                   MONEY         MONEY         MONEY         MONEY         MONEY         MONEY
                                MARKET FUND   MARKET FUND   MARKET FUND   MARKET FUND   MARKET FUND   MARKET FUND
                                -----------   -----------   -----------   -----------   -----------   -----------
Class A.......................  $  193,435    $  567,470      $    --      $120,053      $ 67,221      $     --
Class B.......................          90             8           --           393            29            --
Class C.......................     129,216            --           --            --            --            --
Class D.......................     755,499       376,260        2,613       126,923       198,949       114,313
Class I.......................   1,439,164        10,626            4            --        27,577            --
Class Y.......................     397,592       260,644       15,319       107,711        66,421        17,659
                                ----------    ----------      -------      --------      --------      --------
    Total.....................  $2,914,996    $1,215,008      $17,936      $355,080      $360,197      $131,972
                                ----------    ----------      -------      --------      --------      --------
                                ----------    ----------      -------      --------      --------      --------

    Under a Compliance Services Agreement between the Funds' and BISYS Ohio (the 'CCO Agreement'), BISYS Ohio makes an employee available to serve as the Funds' Chief Compliance Officer (the 'CCO'). Under the CCO Agreement, BISYS Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Funds' compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the HSBC Investor Family of Funds paid BISYS Ohio $200,000 for the year ended October 31, 2005, plus certain out of pocket expenses. Expenses incurred are reflected on the Statements of Operations as 'Compliance service'. In addition, Bisys Ohio received a one-time implementation fee of $50,000 which is included in Other Expenses on the Statements of

                                             HSBC INVESTOR FAMILY OF FUNDS    37

 HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2005 (CONTINUED)

Operations. BISYS Ohio pays the salary and other compensation earned by any such individuals as employees of BISYS Ohio.

    All voluntary administration fee waivers are not subject to recoupment in subsequent fiscal periods.

    DISTRIBUTION PLAN:

        BISYS Fund Services Limited Partnership ('BISYS'), a wholly-owned subsidiary of BISYS Fund Services, Inc., serves the Trust as the Distributor (the 'Distributor'). The Trust has adopted a non-compensatory Distribution Plan and Agreement (the 'Plan') pursuant to Rule 12b-1 of the Act. The Plan provides for a monthly payment of actual expenses by the Funds to the Distributor at a rate not to exceed 0.25%, 0.75%, 0.75% and 0.25% of the average daily net assets of Class A (Investor) Shares (currently not being charged), Class B Shares, Class C Shares and Class D (Private Investor) Shares (currently not being charged) of the Fund, respectively. This payment represents expenses incurred by the Distributor for marketing costs and services rendered in distributing each Fund's shares. BISYS, as the Funds' distributor, received $930,444 in commissions from sales of HSBC Investor Family of Funds of which $930,503 was reallowed to affiliated brokers and dealers.

        All voluntary distribution fee waivers are not subject to recoupment in subsequent fiscal periods.

    SHAREHOLDER SERVICING:

        The Trust has entered into a Shareholder Servicing Agreement with its shareholder servicing agents (which currently consist of HSBC and its affiliates) for providing various shareholder services. For performing these services the shareholder servicing agents receive a fee of 0.60%, 0.25%, 0.25%, and 0.25% that is computed daily and paid monthly equal to a percentage of average daily net assets of Class A (Investor) Shares, Class B Shares, Class C Shares and Class D Shares of the Fund, respectively. The aggregate fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Servicing Agreement may not exceed 0.85%, 1.00%, 1.00% and 0.50% annually of each Fund's average daily net assets of Class A (Investor) Shares, Class B Shares, Class C Shares and Class D (Private Investor) Shares, respectively.

    FUND ACCOUNTING, TRANSFER AGENT, CUSTODIAN AND TRUSTEE:

        BISYS Ohio provides fund accounting and transfer agency services for all classes of each Fund. In addition, HSBC serves as custodian for the Funds. As transfer agent for the Funds, BISYS receives a fee based on the number of Funds and shareholder accounts, subject to certain minimums and reimbursement of certain expenses. As fund accountant for the Funds, BISYS receives an annual fee per Fund and share class, subject to certain minimums and reimbursement of certain expenses. Compensation HSBC receives for services to the Funds as custodian is presented in the Statements of Operations as custodian fees.

        All voluntary waivers are not subject to recoupment in subsequent fiscal periods.

        Each of the six non-interested Trustees are compensated a $24,000 annual Board retainer, a $1,000 annual retainer for each Committee of the Board, and a $4,000 and $2,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. In addition, Trustees may receive compensation for special meetings and/or functioning as a Committee Chairperson or Lead Trustee. Also, the Trustees are reimbursed for certain expenses.

    OTHER:

        For its services as security lending agent, HSBC Bank USA (see note 2 -- Securities Loans), receives a fee equal to 0.06% of the average dollar value of the loans outstanding during a given month from the Portfolios. Income from securities lending, net of related expenses, is recorded as earned. The fees collected by HSBC bank USA for the year ended October 31, 2005 were:

FUND                                                           FEE
----                                                           ---
U.S. Government Money Market Fund...........................  $1,255

38    HSBC INVESTOR FAMILY OF FUNDS

                                                   HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2005 (CONTINUED)

    FEE REDUCTIONS:

        The Investment Adviser and Administrator have agreed to limit the annual total expenses, exclusive of interest, taxes, brokerage commissions, interest, and extraordinary expenses, of the Money Market Fund, U.S. Treasury Money Market Fund and California Tax-Free Money Market Fund. Each Fund Class has its own expense limitations based on average daily net assets for any full year as follows:

                                                                        EXPENSE
FUND                                                          CLASS   LIMITATIONS
----                                                          -----   -----------
Money Market Fund...........................................    I        0.20%
U.S. Government Money Market Fund...........................    I        0.20%
U.S. Treasury Money Market Fund.............................    I        0.20%
California Tax-Free Money Market Fund.......................    A        0.80%*
California Tax-Free Money Market Fund.......................    B        1.40%*
California Tax-Free Money Market Fund.......................    C        1.40%*
California Tax-Free Money Market Fund.......................    D        0.65%
California Tax-Free Money Market Fund.......................    Y        0.40%

---------

* These classes have not commenced operations as of October 31, 2005.

        All contractual and any voluntary investment advisory fee waivers are not subject to recoupment in subsequent fiscal periods.

4.  CONCENTRATION OF CREDIT RISK:

        The N.Y. Tax-Free Money Market Fund and California Tax-Free Money Market Fund invest primarily in debt obligations issued by the State of New York and the State of California and their respective political subdivisions, agencies and public authorities. The Funds are more susceptible to economic and political factors adversely affecting issuers of New York and California specific municipal securities than are municipal money market funds that are not concentrated in these issuers to the same extent.

5.  PAYMENTS FROM AFFILIATE:

        During the year ended October 31, 2005, HSBC reimbursed certain advisory fees of the Funds related to violations of certain investment policies and limitations. HSBC also reimbursed the Funds for interest on these amounts. The amounts for the year ended October 31, 2005, are disclosed in the following table. The corresponding impact to the net expense ratio, net income ratio, and total return for the year ended October 31, 2005, are disclosed in the Fund's Financial Highlights.

                                                              ADVISORY
FUND                                                          FEES (1)   INTEREST (2)    TOTAL
----                                                          --------   ------------    -----
New York Tax-Free Money Market Fund Class A Shares..........  $16,073       $  734      $16,807
New York Tax-Free Money Market Fund Class B Shares..........       69            3           72
New York Tax-Free Money Market Fund Class D Shares..........   20,463          934       21,397
New York Tax-Free Money Market Fund Class Y Shares..........   11,602          530       12,132
California Tax-Free Money Market Fund Class D Shares........    3,158          144        3,302
California Tax-Free Money Market Fund Class Y Shares........      121            6          127
                                                              -------       ------      -------
   Total....................................................  $51,486       $2,351      $53,837
                                                              -------       ------      -------
                                                              -------       ------      -------

---------

(1) Amounts relate to the reimbursement of investment advisory fees on the investment in certain investment companies and are included in 'Fees reduced by Investment Adviser' on the Statements of Operations.

(2) Amounts relate to the reimbursement of computed interest on the amounts noted in (1) above and are included in 'Other income' on the Statements of Operations.

                                             HSBC INVESTOR FAMILY OF FUNDS    39

 HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2005 (CONTINUED)

6.  FEDERAL INCOME TAX INFORMATION:

        At October 31, 2005, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

                                                                                                   NET UNREALIZED
                                                                 TAX UNREALIZED   TAX UNREALIZED    APPRECIATION
FUND                                                TAX COST      APPRECIATION    (DEPRECIATION)   (DEPRECIATION)
----                                                --------      ------------    --------------   --------------
U.S. Treasury Money Market Fund.................  $429,331,525      $    --          $(1,254)         $(1,254)

        Cost for financial reporting and federal income tax purposes are the same for the Money Market Fund, U.S. Government Money Market Fund, Tax-Free Money Market Fund, New York Tax-Free Money Market Fund and the California Tax-Free Money Market Fund.

        The tax character of dividends paid by the Funds during the year ended October 31, 2005 were as follows:

                                                   DIVIDENDS PAID FROM
                                                 -----------------------
                                                                  NET
                                                               LONG TERM      TOTAL                          TOTAL
                                                  ORDINARY      CAPITAL      TAXABLE       TAX EXEMPT      DIVIDENDS
FUND                                               INCOME        GAINS      DIVIDENDS    DISTRIBUTIONS     PAID (1)
----                                               ------        -----      ---------    -------------     --------
Money Market Fund..............................  $89,443,640    $   --     $89,443,640     $       --     $89,443,640
U.S. Government Money Market Fund..............   33,320,130        --      33,320,130             --      33,320,130
Tax-Free Money Market Fund.....................        1,748        --           1,748        389,443         391,191
N.Y. Tax-Free Money Market Fund................       47,237        --          47,237      7,308,570       7,355,807
U.S. Treasury Money Market Fund................    9,523,637        --       9,523,637             --       9,523,637
California Tax-Free Money Market Fund..........       19,424        --          19,424      2,758,068       2,777,492

        The following funds designated income dividends as exempt-interest dividends during the year ended October 31, 2005:

                                                              PERCENTAGE
FUND                                                          OF INCOME
----                                                          ---------
Tax-Free Money Market Fund..................................     99.6%
N.Y. Tax-Free Money Market Fund.............................     99.4%
California Tax-Free Money Market Fund.......................     99.3%

        The tax character of dividends paid by the Funds during the year ended October 31, 2004 were as follows:

                                                   DIVIDENDS PAID FROM
                                                 -----------------------
                                                                  NET
                                                               LONG TERM      TOTAL                          TOTAL
                                                  ORDINARY      CAPITAL      TAXABLE       TAX EXEMPT      DIVIDENDS
FUND                                               INCOME        GAINS      DIVIDENDS    DISTRIBUTIONS     PAID (1)
----                                               ------        -----      ---------    -------------     --------
Money Market Fund..............................  $45,016,519    $   --     $45,016,519     $       --     $45,016,519
U.S. Government Money Market Fund..............    9,935,945     1,754       9,937,699             --       9,937,699
Tax-Free Money Market Fund.....................        1,449        --           1,449         43,641          45,090
N.Y. Tax-Free Money Market Fund................       12,267        --          12,267      2,557,554       2,569,821
U.S. Treasury Money Market Fund................    2,015,915        --       2,015,915             --       2,015,915
California Tax-Free Money Market Fund..........        9,421        --           9,421        583,379         592,800

        The following funds designated income dividends as exempt-interest dividends during the year ended October 31, 2004:

                                                              PERCENTAGE
FUND                                                          OF INCOME
----                                                          ---------
Tax-Free Money Market Fund..................................     96.8%
N.Y. Tax-Free Money Market Fund.............................     99.5%
California Tax-Free Money Market Fund.......................     98.4%

40    HSBC INVESTOR FAMILY OF FUNDS

                                                   HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2005 (CONTINUED)

        As of October 31, 2005, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

                                       UNDISTRIBUTED   UNDISTRIBUTED                                ACCUMULATED
                                         ORDINARY       TAX-EXEMPT     ACCUMULATED    DIVIDENDS     CAPITAL AND
FUND                                      INCOME          INCOME        EARNINGS       PAYABLE      OTHER LOSSES
----                                      ------          ------        --------       -------      ------------
Money Market Fund....................   $10,571,088      $     --      $10,571,088   $(10,575,907)   $ (72,369)
U.S. Government Money Market Fund....     4,340,973            --        4,340,973     (4,340,973)      (2,449)
Tax-Free Money Market Fund...........            --        74,885           74,885        (74,751)          --
N.Y. Tax-Free Money Market Fund......            --       783,693          783,693       (779,823)     (16,555)
U.S. Treasury Money Market Fund......       986,600            --          986,600       (975,925)    (189,066)
California Tax-Free Money Market
 Fund................................            --       317,675          317,675       (317,633)          --

                                           UNREALIZED             TOTAL
                                         APPRECIATION/         ACCUMULATED
FUND                                   (DEPRECIATION) (2)   EARNINGS/(DEFICIT)
----                                   ------------------   ------------------
Money Market Fund....................       $     --            $ (77,188)
U.S. Government Money Market Fund....             --               (2,449)
Tax-Free Money Market Fund...........             --                  134
N.Y. Tax-Free Money Market Fund......             --              (12,685)
U.S. Treasury Money Market Fund......         (1,254)            (179,645)
California Tax-Free Money Market
 Fund................................             --                   42

        As of October 31, 2005, the following Funds have net capital loss carryforwards, which are available to offset future realized gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

FUND                                                           AMOUNT    EXPIRES
----                                                           ------    -------
Money Market Fund...........................................  $ 59,832    2012
                                                                12,537    2013
U.S. Government Money Market Fund...........................     2,449    2013
N.Y. Tax-Free Money Market Fund.............................    16,555    2010
U.S. Treasury Money Market Fund.............................     6,302    2012
                                                               182,764    2013

---------

(1) Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

(2) The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, the difference between book and tax amortization methods for premium and market discount, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies, and the return of capital adjustments from real estate investment trusts.

                                             HSBC INVESTOR FAMILY OF FUNDS    41

              REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    To the Shareholders and
    Board of Trustees of
    HSBC Investor Funds:

        We have audited the accompanying statements of assets and liabilities of HSBC Investor Money Market Fund, HSBC Investor U.S. Government Money Market Fund, HSBC Investor New York Tax-Free Money Market Fund, HSBC Investor U.S. Treasury Money Market Fund, HSBC Investor California Tax-Free Money Market Fund and HSBC Investor Tax-Free Money Market Fund (collectively, the Funds), including the schedules of portfolio investments, as of October 31, 2005, and the related statements of operations for the year then ended, changes in net assets for each period in the two-year period then ended and the financial highlights for each period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers; or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2005, the results of their operations for the year then ended, changes in their net assets for each period in the two-year period then ended and the financial highlights for each period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

    KPMG LLP

    Columbus, Ohio
    December 27, 2005

42    HSBC INVESTOR FAMILY OF FUNDS

                                                   HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
                   TABLE OF SHAREHOLDER EXPENSES (UNAUDITED) -- OCTOBER 31, 2005

        As a shareholder of the HSBC Investor Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; redemption fees; and exchange fees; (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the HSBC Investor Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

        The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2005 through October 31, 2005.

    ACTUAL EXPENSES

        The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled 'Expenses Paid During Period' to estimate the expenses you paid on your account during this period.

                                                           BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                                         ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                                            5/1/05         10/31/05      5/1/05 - 10/31/05   5/1/05 - 10/31/05
                                                            ------         --------      -----------------   -----------------
Money Market Fund                             Class A      $1,000.00       $1,013.70           $3.71               0.73%
                                              Class B       1,000.00        1,010.60            6.74               1.33%
                                              Class C       1,000.00        1,010.60            6.74               1.33%
                                              Class D       1,000.00        1,014.40            2.94               0.58%
                                              Class I       1,000.00        1,016.40            1.02               0.20%
                                              Class Y       1,000.00        1,015.70            1.68               0.33%

U.S. Government Money Market Fund             Class A       1,000.00        1,013.30            3.76               0.74%
                                              Class B       1,000.00        1,012.60            6.34               1.25%
                                              Class D       1,000.00        1,014.00            3.00               0.59%
                                              Class I**     1,000.00        1,007.30            0.44               0.18%
                                              Class Y       1,000.00        1,015.30            1.78               0.35%

Tax-Free Money Market Fund                    Class D       1,000.00        1,009.00            3.24               0.64%
                                              Class I***    1,000.00        1,001.50            0.24               0.33%
                                              Class Y       1,000.00        1,010.30            2.13               0.42%

N.Y. Tax-Free Money Market Fund               Class A       1,000.00        1,009.00            3.65               0.72%
                                              Class B       1,000.00        1,005.90            6.62               1.31%
                                              Class D       1,000.00        1,009.70            2.89               0.57%
                                              Class Y       1,000.00        1,011.00            1.57               0.31%

U.S. Treasury Money Market Fund               Class A       1,000.00        1,011.50            3.90               0.77%
                                              Class B       1,000.00        1,008.40            6.99               1.38%
                                              Class D       1,000.00        1,012.20            3.20               0.63%
                                              Class I       1,000.00        1,014.30            0.91               0.18%
                                              Class Y       1,000.00        1,013.50            1.88               0.37%

California Tax-Free Money Market Fund         Class D       1,000.00        1,009.90            2.48               0.49%
                                              Class Y       1,000.00        1,011.10            1.27               0.25%

---------

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

 ** Information shown reflects values using the expense ratios and rates of return for the period from May 19, 2005 to August 15, 2005.

*** Information shown reflects values using the expense ratios and rates of return for the period from September 1, 2005 to September 27, 2005.

                                             HSBC INVESTOR FAMILY OF FUNDS    43

 HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
 TABLE OF SHAREHOLDER EXPENSES (UNAUDITED) -- OCTOBER 31, 2005 (CONTINUED)

    HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

        The table below provides information about hypothetical account values and hypothetical expenses based on each HSBC Investor Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

        Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                           BEGINNING        ENDING         EXPENSE PAID        EXPENSE RATIO
                                                         ACCOUNT VALUE   ACCOUNT VALUE    DURING PERIOD*       DURING PERIOD
                                                            5/1/05         10/31/05      5/1/05 - 10/31/05   5/1/05 - 10/31/05
                                                            ------         --------      -----------------   -----------------
Money Market Fund                             Class A      $1,000.00       $1,021.53           $3.72               0.73%
                                              Class B       1,000.00        1,018.50            6.77               1.33%
                                              Class C       1,000.00        1,018.50            6.77               1.33%
                                              Class D       1,000.00        1,022.28            2.96               0.58%
                                              Class I       1,000.00        1,024.20            1.02               0.20%
                                              Class Y       1,000.00        1,023.54            1.68               0.33%

U.S. Government Money Market Fund             Class A       1,000.00        1,021.48            3.77               0.74%
                                              Class B       1,000.00        1,018.90            6.36               1.25%
                                              Class D       1,000.00        1,022.23            3.01               0.59%
                                              Class I**     1,000.00        1,024.30            0.92               0.18%
                                              Class Y       1,000.00        1,023.44            1.79               0.35%

Tax-Free Money Market Fund                    Class D       1,000.00        1,021.98            3.26               0.64%
                                              Class I***    1,000.00        1,023.54            1.68               0.33%
                                              Class Y       1,000.00        1,023.09            2.14               0.42%

N.Y. Tax-Free Money Market Fund               Class A       1,000.00        1,021.58            3.67               0.72%
                                              Class B       1,000.00        1,018.60            6.67               1.31%
                                              Class D       1,000.00        1,022.33            2.91               0.57%
                                              Class Y       1,000.00        1,023.64            1.58               0.31%

U.S. Treasury Money Market Fund               Class A       1,000.00        1,021.32            3.92               0.77%
                                              Class B       1,000.00        1,018.25            7.02               1.38%
                                              Class D       1,000.00        1,022.03            3.21               0.63%
                                              Class I       1,000.00        1,024.30            0.92               0.18%
                                              Class Y       1,000.00        1,023.34            1.89               0.37%

California Tax-Free Money Market Fund         Class D       1,000.00        1,022.74            2.50               0.49%
                                              Class Y       1,000.00        1,023.95            1.28               0.25%

---------

  * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

 ** Information shown reflects values using the expense ratios for the period from May 19, 2005 to August 15, 2005 and has been annualized to reflect values for the period May 1, 2005 to October 31, 2005.

*** Information shown reflects values using the expense ratios for the period from September 1, 2005 to September 27, 2005 and has been annualized to reflect values for the period May 1, 2005 to October 31, 2005.

44    HSBC INVESTOR FAMILY OF FUNDS

                                                   HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
                                                   BOARD OF TRUSTEES (UNAUDITED)

The following table contains information regarding HSBC Investor Family of Funds Board of Trustees. Asterisks indicate those Trustees who are 'interested persons,' as defined in the Investment Company Act of 1940, as amended, of the Funds. The Funds' Statement of Additional Information includes additional information about the Trustees and is available by calling (888) 525-5757.

                                                                                                         NUMBER OF PORTFOLIOS
                                              TERM OF OFFICE AND                                             IN THE FUND
    NAME, ADDRESS            POSITION           LENGTH OF TIME           PRINCIPAL OCCUPATIONS(S)          COMPLEX OVERSEEN
       AND AGE          HELD WITH THE FUNDS  SERVED WITH THE FUNDS          DURING PAST 5 YEARS               BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
Frederick C. Chen        Emeritus Trustee     Indefinite; Trustee   Management Consultant, since 1988             35
P.O. Box 182845                                from 1990 to June
Columbus, Ohio 43218                            2005; 15 years
Age: 78
-----------------------------------------------------------------------------------------------------------------------------
Larry M. Robbins              Trustee        Indefinite; 18 years   Director, Center for Teaching and             35
P.O. Box 182845                                                     Learning, University of
Columbus, Ohio 43218                                                Pennsylvania
Age: 67
-----------------------------------------------------------------------------------------------------------------------------
Alan S. Parsow                Trustee        Indefinite; 18 years   General Partner of Elkhorn                    35
P.O. Box 182845                                                     Partners, L.P., since 1989
Columbus, Ohio 43218
Age: 55
-----------------------------------------------------------------------------------------------------------------------------
Michael Seely                 Trustee        Indefinite; 18 years   Private Investor; Finance Chair of            35
P.O. Box 182845                                                     the Vermont Republican Party;
Columbus, Ohio 43218                                                President of Investor Access
Age: 60                                                             Corporation, 1981-2004
-----------------------------------------------------------------------------------------------------------------------------
Thomas Robards                Trustee         Indefinite; 1 year    Private Investor; Chief Financial             35
P.O. Box 182845                                                     Officer, American Museum of Natural
Columbus, Ohio 43218                                                History (2003 to 2004); Chief
Age: 59                                                             Financial Officer, Datek Online
                                                                    Holding Corp. (2000 to 2002);
                                                                    Executive member of Board of
                                                                    Directors, Executive Vice President
                                                                    and Chief Financial Officer,
                                                                    Republic New York Corporation (1976
                                                                    to 1999)
-----------------------------------------------------------------------------------------------------------------------------
Richard Brealey               Trustee         Indefinite; 1 year    Emeritus Professor, London School             35
P.O. Box 182845                                                     of Business (2002 to present);
Columbus, Ohio 43218                                                Deputy Chairman, Balancing and
Age: 69                                                             Settlement Code Panel (September
                                                                    2000 to present)
-----------------------------------------------------------------------------------------------------------------------------
Stephen J. Baker*             Trustee         Indefinite; 2 years   Chief Executive Officer, HSBC                 35
P.O. Box 182845                                                     Investments (USA), Inc. (2003 to
Columbus, Ohio 43218                                                present); Chief Executive Officer,
Age: 49                                                             HSBC Asset Management (Canada)
                                                                    Limited (1998 to 2003)
-----------------------------------------------------------------------------------------------------------------------------


    NAME, ADDRESS       OTHER DIRECTORSHIPS
       AND AGE            HELD BY TRUSTEE
-------------------------------------------
Frederick C. Chen              None
P.O. Box 182845
Columbus, Ohio 43218
Age: 78
-------------------------------------------
Larry M. Robbins               None
P.O. Box 182845
Columbus, Ohio 43218
Age: 67
-------------------------------------------
Alan S. Parsow                 None
P.O. Box 182845
Columbus, Ohio 43218
Age: 55
-------------------------------------------
Michael Seely                  None
P.O. Box 182845
Columbus, Ohio 43218
Age: 60
-------------------------------------------
Thomas Robards           Financial Federal
P.O. Box 182845           Corporation and
Columbus, Ohio 43218         Overseas
Age: 59                  Shipholding Group

-------------------------------------------
Richard Brealey                None
P.O. Box 182845
Columbus, Ohio 43218
Age: 69

-------------------------------------------
Stephen J. Baker*              None
P.O. Box 182845
Columbus, Ohio 43218
Age: 49

-------------------------------------------

                                             HSBC INVESTOR FAMILY OF FUNDS    45

 HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
 BOARD OF TRUSTEES (UNAUDITED) (CONTINUED)

The names of the Officers, their addresses, ages, position(s) held with each Trust, and principal occupation(s) during the past five years are described in the table below. Unless otherwise indicated, the address for each Officer is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

                                              TERM OF OFFICE AND
    NAME, ADDRESS           POSITION(S)         LENGTH OF TIME                        PRINCIPAL OCCUPATION(S)
       AND AGE          HELD WITH THE FUNDS  SERVED WITH THE FUNDS                      DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------------
Richard A. Fabietti          President         Indefinite; March    Senior Vice President, Head of Product Management, HSBC
3435 Stelzer Road                                2004- Present      Investments (USA) Inc., 1998-Present
Columbus, Ohio 43219
Age: 47
--------------------------------------------------------------------------------------------------------------------------------
Mark L. Suter*              Senior Vice           Indefinite;       Employee of BISYS Fund Services, Inc., 2000-Present
90 Park Avenue               President           2000-Present
10th Floor
New York, NY 10018
Age: 43
--------------------------------------------------------------------------------------------------------------------------------
Marc Schuman                 Secretary            Indefinite;       Senior Counsel of BISYS Fund Services, Inc., 2005-Present;
90 Park Avenue                                   2005-Present       Senior Corporate Counsel of The BISYS Group, Inc. 2001-2005;
10th Floor                                                          Of Counsel to Morgan, Lewis & Bockius LLP (law firm)
New York, NY 10016                                                  2000-2001.
Age: 45
--------------------------------------------------------------------------------------------------------------------------------
Michael Lawlor          Assistant Secretary    Indefinite; March    Assistant Counsel of BISYS Fund Services, Inc. 2005-Present;
100 Summer Street                                2005- Present      Associate Counsel of IXIS Advisors Group 2003-2005; Staff
Suite 1500                                                          Counsel Loomis, Sayles & Company, L.P. 2000-2003; Legal
Boston, MA 02110                                                    Product Manager, Scudder Kemper Investments 1999-2000.
Age: 36
--------------------------------------------------------------------------------------------------------------------------------
Troy Sheets*                 Treasurer            Indefinite;       Employee of BISYS Fund Services, Inc., 2002-Present; Senior
3435 Stelzer Road                                2004-Present       Manager, KPMG LLP, 1993-2002
Columbus, Ohio 43219
Age: 34
--------------------------------------------------------------------------------------------------------------------------------
Alaina Metz*            Assistant Treasurer       Indefinite;       Employee of BISYS Fund Services, Inc., 1995-Present
3435 Stelzer Road                                1996-Present
Columbus, Ohio 43219
Age: 38
--------------------------------------------------------------------------------------------------------------------------------
Frederick J. Schmidt*    Chief Compliance     Expires 2006; 2004-   Senior Vice President and Chief Compliance Officer, CCO
90 Park Avenue                Officer               Present         Services of BISYS Fund Services, 2004-Present; President,
10th Floor                                                          FJS Associates, 2002-2004; Vice President, Credit Agricole
New York, NY 10016                                                  Asset Mangement, U.S., 1987-2002
Age: 46
--------------------------------------------------------------------------------------------------------------------------------

* Messrs. Suter, Sheets and Schmidt and Ms. Metz also are officers of certain other investment companies of which BISYS or an affiliate is the administrator.

46    HSBC INVESTOR FAMILY OF FUNDS

                               PRIVACY POLICY FOR
                            HSBC INVESTOR FUNDS AND
                            HSBC ADVISOR FUNDS TRUST

--------------------------------------------------------------------------------

THIS PRIVACY POLICY NOTICE SUMMARIZES THE COLLECTION AND DISCLOSURE OF NONPUBLIC PERSONAL INFORMATION ('INFORMATION') OF CUSTOMERS ('YOU') OF THE HSBC INVESTOR FAMILY OF FUNDS ('WE' OR 'US'). IF YOU ARE AN INDIVIDUAL SHAREHOLDER OF RECORD OF ANY SERIES OF THE FUNDS, WE CONSIDER YOU TO BE A CUSTOMER OF THE HSBC INVESTOR FAMILY OF FUNDS. SHAREHOLDERS PURCHASING OR OWNING SHARES OF ANY OF THE HSBC INVESTOR FAMILY OF FUNDS THROUGH THEIR BANK, BROKER, OR OTHER FINANCIAL INSTITUTION SHOULD CONSULT THAT FINANCIAL INSTITUTION'S PRIVACY POLICIES.

WE COLLECT THE FOLLOWING CATEGORIES OF INFORMATION ABOUT YOU
--------------------------------------------------------------------------------

We collect Information about you from the following sources: information we receive from you on applications or other forms; information about your transactions with us, our affiliates, or others; and information we receive from a consumer reporting agency.

WE DISCLOSE THE FOLLOWING CATEGORIES OF INFORMATION ABOUT YOU
--------------------------------------------------------------------------------

We do not disclose any Information about you or any former customer to anyone, except as permitted by law, including to our affiliates and third party service providers.

WE DISCLOSE INFORMATION ABOUT YOU TO THE FOLLOWING TYPES OF THIRD PARTIES
--------------------------------------------------------------------------------

We may disclose Information about you and any former customer to our affiliates, which we consider to include HSBC Bank USA N.A., HSBC Investments (USA) Inc. and their affiliates, and to nonaffiliated third parties, as permitted by law.

We may disclose all of the Information we collect to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

PROTECTING THE SECURITY AND CONFIDENTIALITY OF YOUR INFORMATION
--------------------------------------------------------------------------------

We restrict access to Information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your Information.

                                             HSBC INVESTOR FAMILY OF FUNDS    47

    A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities is available without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders or on the Fund's website at www.investorfunds.us.hsbc.com and the Securities and Exchange Commission's website at http://www.sec.gov. A copy of the Fund's voting record for the 12 month period ending June 30, 2005 is available at the Security and Exchange Commission's website at http://www.sec.gov.

    Schedules of Portfolio Investments for fiscal quarters ending January 31 and July 31 will be available no later than 60 days after period end, without charge, on the Fund's website at www.investorfunds.us.hsbc.com and on the Securities and Exchange Commission's website at http://www.sec.gov.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

HSBC INVESTOR FAMILY OF FUNDS:

INVESTMENT ADVISER AND ADMINISTRATOR
HSBC Investments (USA) Inc.
452 Fifth Avenue
New York, NY 10018

SHAREHOLDER SERVICING AGENTS
  For HSBC Bank USA, N.A. and
  HSBC Securities (USA) Inc. Clients:
  HSBC Bank USA, N.A.
  452 Fifth Avenue
  New York, NY 10018
  1-888-525-5757

  For All Other Shareholders:
  HSBC Investor Funds
  P.O. Box 182845
  Columbus, OH 43218-2845
  1-800-782-8183

TRANSFER AGENT, DISTRIBUTOR, AND SPONSOR
BISYS Fund Services
3435 Stelzer Road
Columbus, OH 43219

CUSTODIAN
HSBC Bank USA, N.A.
452 Fifth Avenue
New York, NY 10018

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
191 West Nationwide Blvd.
Suite 500
Columbus, OH 43215

LEGAL COUNSEL
Dechert LLP
1775 Eye Street, N.W.
Washington, D.C. 20006

The HSBC Investor Funds are distributed by BISYS Fund Services. This document must be preceded or accompanied by a current prospectus for the HSBC Investor Funds, which you should read carefully before you invest or send money.

HSB-0009                                                                 12/05

                                 Annual Report

                       HSBC Investor LifeLine Funds'TM'

         LifeLine

        It's simple.

         It's easy.

      It's affordable.

      October 31, 2005


                                  HSBC Investor Aggressive
                                  Growth Strategy Fund


                                  HSBC Investor Growth
                                  Strategy Fund


                                  HSBC Investor Moderate
                                  Growth Strategy Fund


                                  HSBC Investor Conservative
                                  Growth Strategy Fund


                                  HSBC Investor Conservative
                                  Income Strategy Fund


                      HSBC Investor LifeLine Funds

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              [HSBC LOGO]

Table of Contents
--------------------------------------------------------------------------------

HSBC Investor Lifeline Funds
Annual Report - October 31, 2005

Chairman's Message ............. ............................................  1
Commentary From the Investment Manager ......................................  2
Portfolio Reviews ...........................................................  3
Statements of Assets and Liabilities ........................................ 18
Statements of Operations .................................................... 19
Statements of Changes in Net Assets ......................................... 20
Financial Highlights ........................................................ 26
Notes to Financial Statements ............................................... 31
Report of Independent Registered Public Accounting Firm ..................... 37
Table of Shareholder Expenses ............................................... 38
HSBC Investor Portfolios
Schedules of Portfolio Investments
        HSBC Investor Limited Maturity Portfolio ............................ 40
        HSBC Investor Fixed Income Portfolio ................................ 42
        HSBC Investor Growth Portfolio ...................................... 45
        HSBC Investor Value Portfolio ....................................... 46
        HSBC Investor International Equity Portfolio ........................ 47
        HSBC Investor Small Cap Equity Portfolio ............................ 50
Statements of Assets and Liabilities ........................................ 51
Statements of Operations .................................................... 52
Statements of Changes in Net Assets ......................................... 53
Financial Highlights ........................................................ 56
Notes to Financial Statements ............................................... 57
Report of Independent Registered Public Accounting Firm ..................... 64
Investment Adviser Contract Approval ........................................ 65
Table of Shareholder Expenses ............................................... 66
Board of Trustees ........................................................... 68
Privacy Policy .............................................................. 70

Chairman's Message

Dear Fellow Shareholders:

You have probably read about a number of new and proposed rules that the Securities and Exchange Commission has announced to enhance the corporate governance structure of mutual funds. In my letter to you in the Funds' most recent Semi-Annual Report, I noted that the Board of Trustees was committed to following the recommendations of the SEC and to work on its own to operate in a manner that is most beneficial to you, the shareholders.

The HSBC Investor Funds instituted a number of sound governance practices even before the SEC made them rules. For example, the SEC is currently considering a requirement that the chairman of a mutual fund board be an independent person, with no significant ties to fund management. Our funds were among the first in the industry to create the position of independent chairman, and we are determined to maintain much more than a majority of independent trustees.

The SEC requirement regarding the minimum number of independent trustees is 40%. Current regulations stipulate that independent trustees must hold at least a majority of board positions. Our board consists of five independent members (84%) and one interested trustee, who is the CEO of HSBC Investments (USA) Inc. The independent trustees also lead and work on various board committees, including audit, nominating/governance and valuation.

The full board meets at least quarterly to receive reports from fund management on topics such as investment performance, administrative activities and government regulations. At these sessions, the board meets with the various sub-advisers to the HSBC Investor Funds to review their investment operations and results. We work closely with fund counsel and our own independent legal counsel to ensure that the funds continue to comply with all regulatory requirements, including any new rules promulgated by the SEC. Between board meetings, ongoing communication among board members and with management helps us fulfill our responsibilities to oversee the operations of the funds.

All of us who are involved in the management of the HSBC Investor Funds welcome communication with you as well. We will keep you informed about industry trends and our commitment to 'best practices.' If you have any concerns, please contact us at:

HSBC Investor Funds
PO Box 182845
Columbus, Ohio 43218-2845

On behalf of the Board of Trustees and fund management, I would like to thank you for your continuing support.

Sincerely,

Larry M. Robbins
Larry M. Robbins, Chairman, HSBC Investor Funds


1  HSBC INVESTOR FAMILY OF FUNDS

                                          Commentary From the Investment Manager
--------------------------------------------------------------------------------
HSBC Investments (USA) Inc.
U.S. Economic Review

The U.S. economy generated healthy growth during the 12-month period ended October 31, 2005, despite a number of negative influences. Strong business and consumer spending helped the economy expand in the face of headwinds that included rising interest rates, surging energy prices and the devastation wrought by hurricanes on the Gulf Coast.

Energy prices climbed dramatically throughout much of the period, as production capacity did not keep pace with demand from growing economies in China, India and much of the rest of the world. Meanwhile, concerns about instability in the Middle East and other oil-producing regions led commodities traders to bid up oil prices. Hurricanes Katrina and Rita in late August and early September decimated much of the United States' oil refining capacity, resulting in a spike in gasoline prices.

Higher energy prices appeared to have a mildly negative impact on consumer spending. That development seemed to dampen the economy, decreasing the threat of inflation for a time -- but data in the fall of 2005 suggested that high energy prices finally had begun to translate into rising consumer prices.

The Federal Reserve Board (the 'Fed') throughout this period was concerned that economic growth and rising commodity and energy prices might lead to higher inflation. The Fed therefore increased its target short-term interest rate seven times for a total increase of 1.75 percentage points. (The Fed increased the federal funds rate by another quarter-point on November 1, just after the end of the period under discussion.) That tighter monetary policy was designed to increase borrowing costs, thereby restraining economic growth and keeping inflation in check.

Long-term interest rates remained low throughout much of the period, however. Investors showed little concern about the prospect of higher inflation and foreign investors poured money into Treasury bonds, which supported their prices and put a ceiling on yields. Low long-term rates helped keep mortgage rates at very low levels throughout most of this 12-month period. Inexpensive mortgages buttressed consumer spending by allowing consumers to refinance their home loans and free up cash. Low mortgage rates also supported strong growth in the housing sector.

Business spending remained strong throughout the period. Corporations entered this fiscal year with historically high levels of cash and low debt. Many companies had waited to make significant investments until the presidential election provided a less cloudy outlook on taxes and regulations. The election's resolution freed those firms to invest in hiring, equipment and other initiatives during this 12-month period. Corporate profit growth exceeded analysts' expectations throughout this fiscal year. Many companies sought to generate continued strong growth through mergers and acquisitions.

Market Review

Stocks experienced an up-and-down year. The market generated strong gains early in the period, fell sharply in the spring of 2005, rallied during summer and then declined again in early autumn. The Standard & Poor's 500 index gained 8.72% for the period as a whole.

Energy stocks produced much of the market's gains. Shares in that sector benefited from higher energy prices, which expanded profit margins in the sector and increased demand for energy-related products and services. Other traditionally defensive sectors such as utilities and basic materials also fared well.

Financial-services stocks struggled. The combination of rising short-term interest rates and consistently low long-term interest rates led to a flatter yield curve. The smaller spread between short- and long-term interest rates crimped profits for many lenders, which make money by borrowing cash at short-term rates and lending it at long-term rates.

Consumer-related stocks declined during the second half of the period, as investors grew concerned that stagnant wages and higher energy prices would take a toll on consumer spending. The health-care sector surged early in the period, but subsequently was dragged down by ongoing problems among large pharmaceutical stocks. Drug companies continued to struggle with slow revenue growth, patent expirations, weak drug pipelines and high-profile legal problems. Technology shares struggled early in the period, but staged a comeback toward the end of the fiscal year as demand for technology appeared to pick up and advertising revenues strengthened at Internet media stocks.

Value indices outperformed growth benchmarks, due to the strength of value-oriented sectors such as energy and utilities and the weakness of growth sectors including health care, consumer discretionary and -- for much of the period -- technology. Small- and mid-cap shares continued a long run of superior performance to large caps.

Foreign stocks generally outperformed the U.S. market. Foreign shares performed especially well for U.S. investors early in the period, as the dollar declined versus foreign currencies. Emerging markets significantly outperformed developed markets on the strength of faster-than-expected economic growth.


                                               HSBC INVESTOR FAMILY OF FUNDS  2

Portfolio Reviews
--------------------------------------------------------------------------------

HSBC Investor Aggressive Growth Strategy Fund
HSBC Investor Growth Strategy Fund
HSBC Investor Moderate Growth Strategy Fund
HSBC Investor Conservative Growth Strategy Fund
HSBC Investor Conservative Income Strategy Fund

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk, than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes.

Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Small capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure and historically have experienced a greater degree of market volatility than average. There are risks associated with investing in a fund that invests in securities of foreign countries, such as erratic market conditions, economic and political instabilities and fluctuations in currency exchanges.

An investment in money market funds is not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00.

The HSBC Investor Funds feature a number of funds that are structured as 'master/feeder' funds. Under this two-tier structure, one fund (the 'feeder fund') invests all of its assets in a second fund (the 'master fund'). The LifeLine Funds, through this master/feeder structure, provide an asset allocation option to investors who seek to diversify their investment across a variety of asset classes. Each LifeLine Fund provides an asset allocation option corresponding to different investment objectives and risk tolerances. Each LifeLine Fund is a feeder fund. However, unlike most feeder funds, a LifeLine Fund will not direct all of its assets to a single master fund. Instead, the LifeLine Fund will allocate its assets to different master funds in accordance with its asset allocation model. HSBC Investments (USA) Inc. (the 'Adviser'), according to specific target allocations, invested each LifeLine Fund's assets in some or all of the following master funds ('underlying Portfolios'):

HSBC Investor Growth Portfolio ('Growth Portfolio'); HSBC Investor Value Portfolio ('Value Portfolio'); HSBC Investor Small Cap Equity Portfolio ('Small Cap Equity Portfolio'); HSBC Investor International Equity Portfolio ('International Equity Portfolio'); HSBC Investor Fixed Income Portfolio ('Fixed Income Portfolio'); HSBC Investor Limited Maturity Portfolio ('Limited Maturity Portfolio'), and the HSBC Investor Money Market Fund ('Money Market Fund').

During the last fiscal year, each LifeLine Fund invested in a different combination of the underlying Portfolios according to the various target percentage weightings selected by the Adviser, approximately as set forth in the chart below.



                             HSBC Investor    HSBC Investor   HSBC Investor      HSBC Investor        HSBC Investor
                           Aggressive Growth      Growth     Moderate Growth  Conservative Growth  Conservative Income
                               Strategy          Strategy        Strategy           Strategy             Strategy
Underlying Portfolio             Fund              Fund            Fund               Fund                 Fund
----------------------------------------------------------------------------------------------------------------------
Money Market Fund                 1%                1%              6%                 20%                  30%
                              ----------------------------------------------------------------------------------------
Fixed Income Portfolio           None              17%             31%                 20%                  25%
                              ----------------------------------------------------------------------------------------
Limited Maturity Portfolio       None              None            None                15%                  25%
                              ----------------------------------------------------------------------------------------
Growth Portfolio                 21%               21%             19%                 15%                   8%
                              ----------------------------------------------------------------------------------------
Value Portfolio                  21%               21%             18%                 15%                   8%
                              ----------------------------------------------------------------------------------------
Small Cap Equity Portfolio       34%               20%             11%                  5%                  None
                              ----------------------------------------------------------------------------------------
International Equity Portfolio   23%               20%             15%                 10%                   4%
                              ----------------------------------------------------------------------------------------
Total:                          100%              100%            100%                100%                  100%
----------------------------------------------------------------------------------------------------------------------


3  HSBC INVESTOR FAMILY OF FUNDS

                                                               Portfolio Reviews
--------------------------------------------------------------------------------

HSBC Investor Aggressive Growth Strategy Fund

Value of a $10,000 Investment
[PERFORMANCE GRAPH]

                HSBC Investor Aggressive  Russell 1000'r'  Russell 1000'r'  Russell MidCap'r'  MSCI EAFE Index  Citigroup U.S.
                Growth Strategy           Growth Index     Value Index      Growth Index                        Domestic Three Month
                Fund (B Shares)(2)                                                                              Treasury Bill Index

2/9/05                10,000                 10,000           10,000            10,000            10,000               10,000
2/28/05               10,050                 10,331           10,106            10,253            10,434               10,018
3/31/05                9,850                 10,190            9,922            10,103            10,176               10,039
4/30/05                9,570                 10,007            9,733             9,704             9,949               10,060
5/31/05                9,910                 10,248           10,204            10,259             9,964               10,084
6/30/05               10,110                 10,360           10,167            10,450            10,100               10,108
7/31/05               10,530                 10,660           10,664            11,060            10,410               10,134
8/31/05               10,660                 10,614           10,526            10,992            10,676               10,161
9/30/05               10,900                 10,763           10,575            11,135            11,154               10,188
10/31/05              10,170                 10,489           10,472            10,807            10,829               10,218

Value of a $10,000 Investment
[PERFORMANCE GRAPH]

                  HSBC Investor Aggressive    Aggressive Growth Blended
                  Growth Strategy Fund        Portfolio Index(4)
                  (B Shares)(2)

2/9/05              10,000                        10,000
2/28/05             10,050                        10,278
3/31/05              9,850                        10,100
4/30/05              9,570                         9,834
5/31/05              9,910                        10,179
6/30/05             10,110                        10,291
7/31/05             10,530                        10,736
8/31/05             10,660                        10,738
9/30/05             10,900                        10,938
10/31/05            10,170                        10,675

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share classes versus a similar investment in the Funds' benchmark and represents the reinvestment of dividends and capital gains in the Funds.


Fund Performance                                           Aggregate Total Return (%)
------------------------------------------------------------------------------------
                                                           Inception         Since
As of October 31, 2005                                        Date         Inception
------------------------------------------------------------------------------------
HSBC Investor Aggressive Growth Strategy Fund Class A(1)    2/14/05          0.66
------------------------------------------------------------------------------------
HSBC Investor Aggressive Growth Strategy Fund Class B(2)    2/9/05           1.70
------------------------------------------------------------------------------------
HSBC Investor Aggressive Growth Strategy Fund Class C(3)    6/9/05           4.50
------------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

(1) Reflects the maximum sales charge of 5.00%.
(2) Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
(3) Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
(4) For additional information, please refer to page 9.

The Fund is measured against the Russell 1000'r' Growth Index, the Russell 1000'r' Value Index, the Russell MidCap'r' Growth Index, the MSCI EAFE Index and the Citigroup U.S. Domestic Three Month Treasury Bill Index. The performance for the indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds' performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. For a complete definition of each index please refer to page 9.

                                               HSBC INVESTOR FAMILY OF FUNDS  4

Portfolio Reviews
--------------------------------------------------------------------------------

HSBC Investor Growth Strategy Fund

Value of a $10,000 Investment
[PERFORMANCE GRAPH]

         HSBC Investor Growth  Russell 1000'r'  Russell 1000'r'  Russell MidCap'r'  MSCI EAFE  Citigroup U.S.        Lehman Brothers
         Strategy Fund         Growth Index     Value Index      Growth Index       Index      Domestic Three Month  Aggregate Bond
         (B Shares)(2)                                                                         Treasury Bill Index   Index


2/1/05        10,000             10,000            10,000            10,000          10,000          10,000              10,000
2/28/05       10,250             10,331            10,106            10,253          10,434          10,018               9,941
3/31/05       10,150             10,190             9,922            10,103          10,176          10,039               9,890
4/30/05        9,950             10,007             9,733             9,704           9,949          10,060              10,024
5/31/05       10,250             10,248            10,204            10,259           9,964          10,084              10,132
6/30/05       10,410             10,360            10,167            10,450          10,100          10,108              10,188
7/31/05       10,730             10,660            10,664            11,060          10,410          10,134              10,095
8/31/05       10,860             10,614            10,526            10,992          10,676          10,161              10,224
9/30/05       11,040             10,763            10,575            11,135          11,154          10,188              10,119
10/31/05      10,380             10,489            10,472            10,807          10,829          10,218              10,039

Value of a $10,000 Investment
[PERFORMANCE GRAPH]

                     HSBC Investor Growth     Growth Blended
                     Strategy Fund            Portfolio Index(4)
                     (B Shares)(2)

2/1/05                   10,000                10,000
2/28/05                  10,250                10,220
3/31/05                  10,150                10,062
4/30/05                   9,950                 9,883
5/31/05                  10,250                10,168
6/30/05                  10,410                10,258
7/31/05                  10,730                10,593
8/31/05                  10,860                10,619
9/30/05                  11,040                10,765
10/31/05                 10,380                10,546

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share classes versus a similar investment in the Funds' benchmark and represents the reinvestment of dividends and capital gains in the Funds.

Fund Performance                                           Aggregate Total Return (%)
------------------------------------------------------------------------------------
                                                           Inception         Since
As of October 31, 2005                                        Date         Inception
------------------------------------------------------------------------------------
HSBC Investor Growth Strategy Fund Class A(1)               2/8/05           1.80
------------------------------------------------------------------------------------
HSBC Investor Growth Strategy Fund Class B(2)               2/1/05           3.80
------------------------------------------------------------------------------------
HSBC Investor Growth Strategy Fund Class C(3)               4/27/05          7.20
------------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

(1) Reflects the maximum sales charge of 5.00%.
(2) Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
(3) Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
(4) For additional information, please refer to page 9.

The Fund is measured against the Russell 1000'r' Growth Index, the Russell 1000'r' Value Index, the Russell MidCap'r' Growth Index, the MSCI EAFE Index, the Citigroup U.S. Domestic Three Month Treasury Bill Index and the Lehman Brothers Aggregate Bond Index. The performance for the indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds' performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. For a complete definition of each index please refer to page 9.

5  HSBC INVESTOR FAMILY OF FUNDS

                                                               Portfolio Reviews
--------------------------------------------------------------------------------

HSBC Investor Moderate Growth Strategy Fund

Value of a $10,000 Investment
[PERFORMANCE GRAPH]

          HSBC Investor Moderate    Russell 1000'r'  Russell 1000'r'  Russell MidCap'r'  MSCI EAFE  Citigroup U.S.  Lehman Brothers
          Growth Strategy Fund      Growth Index     Value Index      Growth Index       Index      Domestic Three  Aggregate Bond
          (B Shares)(2)                                                                             Month Treasury  Index
                                                                                                    Bill Index

2/1/05           10,000                10,000           10,000           10,000           10,000        10,000          10,000
2/28/05          10,160                10,331           10,106           10,253           10,434        10,018           9,941
3/31/05          10,032                10,190            9,922           10,103           10,176        10,039           9,890
4/30/05           9,912                10,007            9,733            9,704            9,949        10,060          10,024
5/31/05          10,133                10,248           10,204           10,259            9,964        10,084          10,132
6/30/05          10,263                10,360           10,167           10,450           10,100        10,108          10,188
7/31/05          10,483                10,660           10,664           11,060           10,410        10,134          10,095
8/31/05          10,583                10,614           10,526           10,992           10,676        10,161          10,224
9/30/05          10,693                10,763           10,575           11,135           11,154        10,188          10,119
10/31/05         10,103                10,489           10,472           10,807           10,829        10,218          10,039

Value of a $10,000 Investment
[PERFORMANCE GRAPH]

                     HSBC Investor Moderate     Moderate Growth Blended
                     Growth Strategy Fund       Portfolio Index(4)
                     (B Shares)(2)

2/1/05                   10,000                        10,000
2/28/05                  10,160                        10,156
3/31/05                  10,032                        10,027
4/30/05                   9,912                         9,924
5/31/05                  10,133                        10,158
6/30/05                  10,263                        10,231
7/31/05                  10,483                        10,465
8/31/05                  10,583                        10,507
9/30/05                  10,693                        10,597
10/31/05                 10,103                        10,424

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share classes versus a similar investment in the Funds' benchmark and represents the reinvestment of dividends and capital gains in the Funds.


Fund Performance                                           Aggregate Total Return (%)
------------------------------------------------------------------------------------
                                                           Inception         Since
As of October 31, 2005                                        Date         Inception
------------------------------------------------------------------------------------
HSBC Investor Moderate Growth Strategy Fund Class A(1)        2/3/05         -0.34
------------------------------------------------------------------------------------
HSBC Investor Moderate Growth Strategy Fund Class B(2)        2/1/05          1.03
------------------------------------------------------------------------------------
HSBC Investor Moderate Growth Strategy Fund Class C(3)       6/10/05          1.80
------------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

(1) Reflects the maximum sales charge of 5.00%.
(2) Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
(3) Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
(4) For additional information, please refer to page 9.

The Fund is measured against the Russell 1000'r' Growth Index, the Russell 1000'r' Value Index, the Russell MidCap'r' Growth Index, the MSCI EAFE Index, the Citigroup U.S. Domestic Three Month Treasury Bill Index and the Lehman Brothers Aggregatge Bond Index. The performance for the indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds' performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. For a complete definition of each index please refer to page 9.

                                               HSBC INVESTOR FAMILY OF FUNDS  6

                                                               Portfolio Reviews
--------------------------------------------------------------------------------

HSBC Investor Conservative Growth Strategy Fund

Value of a $10,000 Investment
[PERFORMANCE GRAPH]

      HSBC Investor       Russell 1000'r' Russell 1000'r' Russell MidCap'r' MSCI   Citigroup U.S.  Lehman Brothers  Lehman Brothers
      Conservative        Growth Index    Value Index     Growth Index      EAFE   Domestic Three  Aggregate Bond   Intermediate
      Growth Strategy                                                       Index  Month Treasury  Index            Aggregate Bond
      Fund (B Shares)(2)                                                           Bill Index                       Index


2/17/05    10,000            10,000          10,000          10,000        10,000      10,000          10,000           10,000
2/28/05     9,970            10,331          10,106          10,253        10,434      10,018           9,941            9,948
3/31/05     9,872            10,190           9,922          10,103        10,176      10,039           9,890            9,910
4/30/05     9,792            10,007           9,733           9,704         9,949      10,060          10,024           10,023
5/31/05     9,952            10,248          10,204          10,259         9,964      10,084          10,132           10,109
6/30/05    10,032            10,360          10,167          10,450        10,100      10,108          10,188           10,150
7/31/05    10,172            10,660          10,664          11,060        10,410      10,134          10,095           10,078
8/31/05    10,252            10,614          10,526          10,992        10,676      10,161          10,224           10,186
9/30/05    10,312            10,763          10,575          11,135        11,154      10,188          10,119           10,110
10/31/05    9,792            10,489          10,472          10,807        10,829      10,218          10,039           10,049

Value of a $10,000 Investment
[PERFORMANCE GRAPH]

                     HSBC Investor              Conservative Growth
                     Conservative               Blended Portfolio
                     Growth Strategy            Index(4)
                     Fund (B Shares)(2)

2/17/05                  10,000                    10,000
2/28/05                   9,970                    10,106
3/31/05                   9,872                    10,013
4/30/05                   9,792                     9,964
5/31/05                   9,952                    10,141
6/30/05                  10,032                    10,198
7/31/05                  10,172                    10,353
8/31/05                  10,252                    10,399
9/30/05                  10,312                    10,454
10/31/05                  9,792                    10,333

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share classes versus a similar investment in the Funds' benchmark and represents the reinvestment of dividends and capital gains in the Funds.

Fund Performance                                              Aggregate Total Return (%)
---------------------------------------------------------------------------------------
                                                              Inception         Since
As of October 31, 2005                                           Date         Inception
---------------------------------------------------------------------------------------
HSBC Investor Conservative Growth Strategy Fund Class A(1)     2/23/05          -2.22
---------------------------------------------------------------------------------------
HSBC Investor Conservative Growth Strategy Fund Class B(2)     2/17/05          -2.08
---------------------------------------------------------------------------------------
HSBC Investor Conservative Growth Strategy Fund Class C(3)     4/19/05           3.10
---------------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

(1) Reflects the maximum sales charge of 5.00%.
(2) Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
(3) Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
(4) For additional information, please refer to page 9.

The Fund is measured against the Russell 1000'r' Growth Index, the Russell 1000'r' Value Index, the Russell MidCap'r' Growth Index, the MSCI EAFE Index, the Citigroup U.S. Domestic Three Month Treasury Bill Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers Intermediate Aggregate Bond Index. The performance for the indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds' performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. For a complete definition of each index please refer to page 9.

7  HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews
--------------------------------------------------------------------------------

HSBC Investor Conservative Income Strategy Fund

Value of a $10,000 Investment
[PERFORMANCE GRAPH]

          HSBC Investor          Russell 1000'r'   Russell 1000'r'   MSCI EAFE   Citigroup U.S.   Lehman Brothers   Lehman Brothers
          Conservative           Growth Index      Value Index       Index       Domestic Three   Aggregate Bond    Intermediate
          Income Strategy Fund                                                   Month Treasury   Index             Aggregate Bond
          (A Shares)(1)                                                          Bill Index                         Index


2/8/05        9,497                 10,000            10,000          10,000        10,000            10,000            10,000
2/28/05       9,484                 10,331            10,106          10,434        10,018             9,941             9,948
3/31/05       9,417                 10,190             9,922          10,176        10,039             9,890             9,910
4/30/05       9,420                 10,007             9,733           9,949        10,060            10,024            10,023
5/31/05       9,517                 10,248            10,204           9,964        10,084            10,132            10,109
6/30/05       9,560                 10,360            10,167          10,100        10,108            10,188            10,150
7/31/05       9,607                 10,660            10,664          10,410        10,134            10,095            10,078
8/31/05       9,669                 10,614            10,526          10,676        10,161            10,224            10,186
9/30/05       9,666                 10,763            10,575          11,154        10,188            10,119            10,110
10/31/05      9,608                 10,489            10,472          10,829        10,218            10,039            10,049

Value of a $10,000 Investment
[PERFORMANCE GRAPH]

                     HSBC Investor              Conservative Income
                     Conservative               Blended Portfolio
                     Income Strategy Fund       Index(4)
                     (A Shares)(1)

2/8/05                   9,497                         10,000
2/28/05                  9,484                         10,030
3/31/05                  9,417                          9,978
4/30/05                  9,420                         10,009
5/31/05                  9,517                         10,123
6/30/05                  9,560                         10,165
7/31/05                  9,607                         10,208
8/31/05                  9,669                         10,272
9/30/05                  9,666                         10,269
10/31/05                 9,608                         10,201

The charts above represent a comparison of a hypothetical $10,000 investment in the indicated share classes versus a similar investment in the Funds' benchmark and represents the reinvestment of dividends and capital gains in the Funds.

Fund Performance                                              Aggregate Total Return (%)
---------------------------------------------------------------------------------------
                                                              Inception         Since
As of October 31, 2005                                           Date         Inception
---------------------------------------------------------------------------------------
HSBC Investor Conservative Income Strategy Fund Class A(1)     2/8/05           -3.92
---------------------------------------------------------------------------------------
HSBC Investor Conservative Income Strategy Fund Class B(2)     2/14/05          -3.32
---------------------------------------------------------------------------------------
HSBC Investor Conservative Income Strategy Fund Class C(3)     5/4/05            0.41
---------------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

(1) Reflects the maximum sales charge of 5.00%.
(2) Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
(3) Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
(4) For additional information, please refer to page 9.

The Fund is measured against the Russell 1000'r' Growth Index, the Russell 1000'r' Value Index, the Russell MidCap'r' Growth Index, the MSCI EAFE Index, the Citigroup U.S. Domestic Three Month Treasury Bill Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers Intermediate Aggregate Bond Index. The performance for the indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds' performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. For a complete definition of each index please refer to page 9.

                                               HSBC INVESTOR FAMILY OF FUNDS  8

Portfolio Reviews
--------------------------------------------------------------------------------

Aggressive Growth
Blended Portfolio
     Index

  [PIE CHART]

34.0% Russell MidCap'r' Growth Index
23.0% MSCI EAFE Index
21.0% Russell 1000'r' Value Index
21.0% Russell 1000'r' Growth Index
 1.0% Citigroup U.S. Domestic 3-Month
      U.S. Treasury Bill Index

 Growth Blended
 Portfolio Index

  [PIE CHART]

21.0% Russell 1000'r' Value Index
21.0% Russell 1000'r' Growth Index
20.0% Russell MidCap'r' Growth Index
20.0% MSCI EAFE Index
17.0% Lehman Brothers Aggregate Bond Index
 1.0% Citigroup U.S. Domestic 3-Month
      U.S. Treasury Bill Index

  Moderate Growth
 Blended Portfolio
    Index

  [PIE CHART]

31.0% Lehman Brothers Aggregate Bond Index
19.0% Russell 1000'r' Growth Index
18.0% Russell 1000'r' Value Index
11.0% Russell MidCap'r' Growth Index
15.0% MSCI EAFE Index
 6.0% Citigroup U.S. Domestic 3-Month
      U.S. Treasury Bill Index

 Conservative Growth
 Blended Portfolio
     Index

   [PIE CHART]

20.0% Lehman Brothers Aggregate Bond Index
20.0% Citigroup U.S. Domestic 3-Month
      U.S. Treasury Bill Index
15.0% Lehman Brothers Intermediate Aggregate Bond Index
15.0% Russell 1000'r' Growth Index
15.0% Russell 1000'r' Value Index
10.0% MSCI EAFE Index
 5.0% Russell MidCap'r' Growth Index

 Conservative Income
  Blended Portfolio
      Index

   [PIE CHART]

30.0% Citigroup U.S. Domestic 3-Month
      U.S. Treasury Bill Index
25.0% Lehman Brothers Aggregate Bond Index
25.0% Lehman Brothers Intermediate Aggregate Bond Index
 8.0% Russell 1000'r' Growth Index
 8.0% Russell 1000'r' Value Index
 4.0% MSCI EAFE Index

Citigroup U.S. Domestic 3-Month U.S. Treasury Bill Index reflects monthly return equivalents of yield averages that are not marked to the market. The Index is an average of the last three-month Treasury Bill issues. The three-month Treasury Bills are the short-term debt obligations of the U.S. government.

Lehman Brothers Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

Lehman Brothers Intermediate Aggregate Bond Index is generally representative of investment-grade debt issues with maturities between three and ten years.

Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE) is a market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. EAFE performance data is calculated in U.S. dollars and in local currency.

Russell 1000'r' Growth Index measures the performance of 1000 securities in the Russell Universe with higher price-to-book ratios and higher forecasted growth values.

Russell 1000'r' Value Index measures the performance of 1000 securities in the Russell Universe with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earning ratios, higher dividend yields, and lower forecasted growth values. Investors cannot invest directly in an index.

Russell Midcap'r' Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000'r' Growth index.

Investors cannot invest directly in an index, although they can invest in the underlying securities.

9  HSBC INVESTOR FAMILY OF FUNDS

                                                               Portfolio Reviews
--------------------------------------------------------------------------------

HSBC Investor Money Market Fund
by Thomas Riordan
Senior Fixed Income Portfolio Manager

Investment Concerns

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The third quarter of 2005 closed with the Fed's eleventh consecutive 25 basis point (0.25%) increase in the target federal funds rate. This tightening cycle began in June 2004 with the federal funds rate at 1.0%. The federal funds rate reached 3.75% following the Federal Open Market Committee's September 20 meeting. For much of the period the economy has grown in excess of a 3.5% annual rate. The economy has produced more than 175,000 non-farm payroll jobs for most of the year. Core inflation also remains under control, with both Consumer and Producer Price indexes(2) posting annual gains of less than 2.0%. Oil prices have risen steadily over the period, and are currently at approximately $60 per barrel. There are a number of reasons for the rising prices such as increased worldwide demand, unrest in oil producing countries, and insufficient domestic refining capacity. Despite this, rising energy prices have not yet been able to derail the economic expansion.

There have also been several shocks to the economy. Hurricanes Katrina and Rita wrecked havoc on the Gulf Coast region. In addition to the human costs, much of the nations' oil refining capacity was damaged. The impact on the regional and national economies is not yet clear, but the federal government has committed itself to spending whatever necessary to rebuild the battered region. The effects of this commitment are twofold. First, it appears to have restored a degree of confidence in the region and second, due to the dramatic increase in federal spending, it has given inflation hawks something to worry about.

Among the uncertainties faced by the U.S. economy is the pending retirement of Federal Reserve Chairman Alan Greenspan. Chairman Greenspan has been a reassuring presence on the economic scene since his appointment in 1987 and it will take the market some time to adjust to the economic stewardship of his announced successor, Ben Bernanke.

Trading activity the past year continues to be centered primarily in the purchase of A1+/P1 or A1/P1(3) commercial paper in the 30 to 90 day range. Additionally, we bought Variable Rate Notes ('VRN') that are indexed to either Prime or Libor(1) and offer incremental yield pick-up over shorter dated paper. As it is likely that the Fed will continue to raise the target federal funds rate, we look to add to both our VRN and short dated securities position.*

As we approach the end of 2005, the short-term market is adjusting to the possibility of additional federal funds rate increases than previously anticipated. Because we believe the Fed still considers the federal funds rate to be at an accommodative level, we look for rate increases to continue as long as the economic data remains as strong as it has been for much of 2005. Of course, this strategy is subject to change should economic conditions necessitate a change.

*Portfolio composition is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

(1) The 'Aaa' money market fund rating is historical and reflects the superior quality of the Fund's investments, sound liquidity management, and strong operations and trading support. Periodic reviews are conducted to ensure a secure operations environment. Moody's rating represents an opinion only, not a recommendation to buy or sell.

(2) Consumer Price Index ('CPI') a measure of price changes in consumer goods and services such as gasoline, food, and automobiles. Sometimes referred to as 'headline inflation.' Producer Price Index ('PPI') a family of indexes that measures the average change over time in selling prices received by domestic producers of goods and services. PPIs measure price change from the perspective of the seller.

(3) The London Inter-Bank Offer Rate (LIBOR) is the interest rate that the largest international banks charge each other for loans.

                                              HSBC INVESTOR FAMILY OF FUNDS  10

Portfolio Reviews
--------------------------------------------------------------------------------

HSBC Investor Limited Maturity Portfolio by HSBC Investments (USA) Inc. U.S. Core Fixed Income Team

The HSBC Investor Limited Maturity Portfolio (the 'Portfolio') seeks to realize above-average total return, consistent with reasonable risk, by investing in a diversified investment grade portfolio of U.S. government obligations, corporate bonds and mortgage-backed securities.

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Market Commentary

The economy continued to expand at a slightly above trend pace. For the annual period ending September 2005 Gross Domestic Product(1) growth was 3.7%. The Federal Reserve Board (the 'Fed') maintained a measured approach to raising the target rate by 25 basis points (0.25%) at each meeting since the Fed's first increase of the current cycle, which began on June 30, 2004.

Yields on short maturity U.S. Treasury securities increased with the fed funds rate. Yields on 2-year notes rose by 183 basis points (1.83%) whereas 10-year notes rose by only 53 basis points (0.53%). Further, yields on the 30-year yields actually fell by 4 basis points (0.04%). Changing investor expectations about inflationary pressures and the level of economic activity caused intra-period volatility. This was due to uncertainty about the impact of Hurricane Katrina and the effects of higher energy prices. However, core inflation remained relatively tame. As a result, the yield curve flattened by 179 basis points (1.79%) as measured by the yield differential between 2-year and 30-year yields.

Despite strong performance through February, corporate bonds ended the period with poor relative performance as yields among most corporate bonds widened. A confluence of factors including disappointing operating performance within the automotive sector and a greater focus on shareholder value by many companies led investors to demand higher yield premiums. General Motors and Ford provided the biggest drag on the corporate market as both companies announced disappointing results and sustained reduced market share. The rise in corporate yield premiums filtered through to other market sectors as investors realigned valuations across sectors.

In contrast spreads on agencies, asset backed securities and commercial mortgage backed securities performed well as investor demand for high quality assets drove yield spreads tighter versus Treasuries. In contrast, mortgage pass-throughs underperformed due to poor market technicals. Specifically a reduction in agency demand and an increase in supply due to convexity related hedging drove spreads wider.

A defense duration, a 'barbelled' yield curve strategy and a higher than benchmark position in asset backed securities benefited the Fund's absolute and relative to benchmark total return over the annual period. However, price declines from rise in yields and the widening yield premiums in certain corporate bonds held in the Fund detracted from relative performance resulting in an underperformance of the Fund in comparison to its benchmark index.*

Going forward we will continue to position the portfolio defensively. We believe we have positioned the portfolio with a lower sensitivity to a change in interest rates than that of the Fund's benchmark. We also remain concerned about the level yield premiums on corporate bonds and securitized debt. During this time we feel it is important to remind our investors of the benefits of active management. Current valuations allow us to construct a portfolio where, we believe, the investor has less exposure to some of the risks in the current market.

(1) Gross Domestic Product (GDP) is the measure of the market value of the goods and services produced by labor and property in the United States.

*    Portfolio composition is subject to change.

11  HSBC INVESTOR FAMILY OF FUNDS

                                                               Portfolio Reviews
--------------------------------------------------------------------------------
HSBC Investor Fixed Income Portfolio
by HSBC Investments (USA) Inc. U.S. Core Fixed Income Team

The HSBC Investor Fixed Income Portfolio (the 'Portfolio') seeks to provide investors with above-average total return, consistent with reasonable risk, through investments in a diversified portfolio of fixed-income securities.

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Market Commentary

The economy continued to expand at a slightly above trend pace. For the annual period ending September 2005 Gross Domestic Product(1) growth was 3.7%. The Federal Reserve Board (the 'Fed') maintained a measured approach to raising the target rate by 25 basis points (0.25%) at each meeting since the Fed's first increase of the current cycle, which began on June 30, 2004.

Yields on short maturity U.S. Treasury securities increased with the fed funds rate. Yields on 2-year notes rose by 183 basis points (1.83%) whereas 10-year notes rose by only 53 basis points (0.53%). Further, yields on the 30-year yields actually fell by 4 basis points (0.04%). Changing investor expectations about inflationary pressures and the level of economic activity caused intra-period volatility. This was due to uncertainty about the impact of Hurricane Katrina and the effects of higher energy prices. However core inflation remained relatively tame. As a result, the yield curve flattened by 179 basis points (1.79%) as measured by the yield differential between 2-year and 30-year yields.

Despite strong performance through February, corporate bonds ended the period with poor relative performance. A confluence of factors including disappointing operating performance within the automotive sector and a greater focus on shareholder value by many companies led investors to demand higher yield premiums. General Motors and Ford provided the biggest drag on the corporate market as both companies announced disappointing results and sustained reduced market share. The rise in corporate yield premiums filtered through to other market sectors as investors realigned valuations across sectors. In contrast spreads on agencies, asset backed securities and commercial mortgage backed securities performed well as investor demand for high quality assets drove yield spreads tighter versus Treasuries. In contrast, mortgage pass-throughs underperformed due to poor market technicals. Specifically a reduction in agency demand and an increase in supply due to convexity related hedging drove spreads wider.

A defense duration, a 'barbelled' yield curve strategy and a lower than benchmark position in mortgage pass-throughs benefited the Fund's absolute and relative to benchmark total return over the annual period. Price declines from rise in yields and the widening yield premiums in certain corporate bonds held in the portfolio detracted from relative performance.*

(1) Gross Domestic Product (GDP) is the measure of the market value of the goods and services produced by labor and property in the United States.

*    Portfolio composition is subject to change.

                                              HSBC INVESTOR FAMILY OF FUNDS  12

Portfolio Reviews
--------------------------------------------------------------------------------

HSBC Investor Growth Portfolio
by Philip J. Sanders, Senior Vice President/Portfolio Manager, CFA and Daniel P. Becker, Senior Vice President/Portfolio Manager, CFA
Waddell & Reed Investment Management Company

The HSBC Investor Growth Portfolio (the 'Portfolio') seeks long-term growth of capital by investing primarily in U.S. and foreign equity securities of high quality companies with market capitalization generally in excess of $2 billion, which the sub-adviser believes have the potential to generate superior levels of long-term profitability and growth. The Portfolio employs Waddell & Reed Investment Management Company (Waddell & Reed) as the sub-adviser.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Market Commentary

Large-cap growth stocks generated roughly flat returns during the first half of this fiscal year, then produced solid gains during the period's second half. That environment contributed to healthy absolute returns for the Fund.

Energy stocks led the market during this period, supported by large increases in oil and gas prices. The Fund's sub-adviser held an overweight allocation to energy, so the sector's surge boosted performance relative to the benchmark. The sub-adviser also over-weighted financial-services stocks. That strategy helped relative gains, as did strong stock selection in the financial sector. The Fund's managers de-emphasized interest-rate sensitive bank stocks in favor of shares in the capital-markets, student loan and asset management industries.*

Stock selection in the technology sector also boosted returns against the benchmark. The Fund's managers focused on shares of firms that they believed could generate reliable earnings growth, and such stocks posted solid gains during the second half of the period.*

The Fund's holdings in the consumer discretionary sector weighed on relative returns. The sub-adviser invested in shares of consumer-oriented firms with strong franchises, but investor concerns about potential weakness in consumer spending led to losses for many of those stocks. The Fund's overweight position in health care stocks also hurt returns against the index, despite good stock selection in the sector.*

*    Portfolio composition is subject to change.

13  HSBC INVESTOR FAMILY OF FUNDS

                                                               Portfolio Reviews
--------------------------------------------------------------------------------

HSBC Investor Value Portfolio
by Jon D. Bosse, CFA
Chief Investment Officer
NWQ Investment Management Co., LLC

The HSBC Investor Value Portfolio (the 'Portfolio') seeks long-term growth of capital and income by investing primarily in U.S. and foreign companies with large and medium capitalizations that possess hidden opportunities underpriced by the market. The Portfolio employs NWQ Investment Management Company, LLC ('NWQ') as the sub-adviser.

Investment Concerns

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Market Commentary

The stock market generated healthy returns during this period. Energy shares led the equity market, as investors bid them up on the strength of rising oil and gas prices. That environment and strong performance from several individual holdings helped this Fund generate strong absolute and relative gains.

Security selection was the largest contributor to the Fund's superior relative performance. The strong performance of individual stocks in the insurance, technology, retail and business services sectors contributed to the Fund's absolute and positive relative returns. The Fund's sub-adviser held an underweight stake in the market-leading energy sector, but the negative impact of that positioning was more than offset by a relative overweighting in the 'other energy' sub-sector, which includes oil and gas exploration and production companies. That part of the energy market significantly outperformed the energy sector as a whole, and boosted the Fund's relative gains.*

Overweighting the Fund's allocation to media and publishing stocks weighed on relative performance, as weak advertising revenues pressured this group. An underweighted position in the financial sector helped relative returns. Financial stocks generally were weak during the period, primarily due to the flattening of the yield curve, which investors worried would reduce profit margins for the sector. Financial stocks typically make up a substantial portion of most value indices and benchmarks. Within financials, mortgage-related stocks detracted from performance due to concerns of a potential slowdown in mortgage refinancing activity.*

*    Portfolio composition is subject to change.

                                               HSBC INVESTOR FAMILY OF FUNDS 14

Portfolio Reviews
--------------------------------------------------------------------------------

HSBC Investor International Equity Portfolio by Kevin F. Simms
Co-CIO International Value Equities and Director of Research - Global and International Value Equities
AllianceBernstein Investment Research and Management

The HSBC Investor International Equity Portfolio (the 'Portfolio') seeks to provide their shareholders with long-term growth of capital and future income by investing primarily in securities of non-U.S. issuers and securities of issuers whose principal markets are outside of the United States. The Portfolio employs Bernstein Investment Research and Management ('AllianceBernstein'), a unit of AllianceBernstein Investment Research and Management as sub-investment adviser.

The Portfolio invests primarily in equity securities of companies organized and domiciled in developed nations outside the U.S., or for which the principal trading market is outside the U.S., including Europe, Canada, Australia and the Far East.

Investment Concerns

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency and exchange rates.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Market Commentary

Stronger-than-expected economic and earnings growth helped foreign markets post good returns during this period. That environment contributed to strong gains for the Fund.

The Fund generated returns superior to its benchmark in part because of its overweight position in shares of industrial commodities firms. Such stocks benefited from the unexpected strength of the global economy, which investors believed would contribute to greater demand for basic commodities such as steel and coal. An overweight position in Japanese and Korean financial-services stocks also boosted relative returns, as solid economic growth in Asia led investors to expect higher profits for such firms.*

The Fund's returns against the benchmark also benefited from a relatively large stake in emerging markets. Developing markets tend to perform well during periods of strong economic growth, so better-than-expected economic data during this period contributed to significant gains.*

The Fund's return advantage over the benchmark was diminished by relatively large weightings in certain aluminum and paper stocks, which suffered from unexpectedly strong capacity in those industries. Likewise, the Fund held relatively large positions in certain consumer stocks that fared poorly due to company-specific issues.*

*    Portfolio composition is subject to change.

15  HSBC INVESTOR FAMILY OF FUNDS

                                                               Portfolio Reviews
--------------------------------------------------------------------------------

HSBC Investor Small Cap Equity Portfolio by William A. Muggia
President-Chief Investment Officer
Westfield Capital Management

The HSBC Investor Small Cap Equity Fund and the HSBC Investor Opportunity Fund ('the Funds') seek to provide their shareholders with long-term growth of capital by investing in equity securities of emerging small and medium-sized companies expected to deliver earnings growth well above the growth rate of the economy and the rate of inflation. The Funds employ a two-tier structure, commonly referred to as 'master-feeder.' The Funds invest all of their investable assets in the HSBC Investor Small Cap Equity Portfolio (the 'Portfolio'). The Portfolio employs Westfield Capital Management, LLC as sub-investment adviser.

The Portfolio invests primarily in common stocks of small and medium-sized companies that may have the potential to become major enterprises.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Market Commentary

Small-capitalization stocks produced solid gains, helping power this Fund's strong returns. Energy stocks led the small-cap market, while technology stocks generated the benchmark's weakest returns.

This Fund's sub-adviser, Westfield Capital Management, generated positive performance through a combination of successful sector allocation and strong stock selection. The manager held an overweight position in energy stocks throughout the period, which boosted relative returns as such stocks surged. The manager trimmed the overweight position in recent months as many of the Fund's energy stocks rose to levels in line with the managers' price targets.

Selection among technology stocks had the second-largest positive impact on relative gains. The technology stocks held by the Fund gained an average of more than 15%, supported by strong performance among Internet, software and computer services stocks. Meanwhile, the technology stocks represented in the benchmark delivered average returns of 5.4%.*

Selection among consumer discretionary stocks weighed on relative returns. Westfield Capital Management avoided richly valued shares of particular retailers, so strong performance among those stocks hurt performance against the benchmark. And disappointing performance by shares of some medical devices manufacturers and specialty pharmaceutical firms caused the Fund's health care allocation to lag that of the benchmark, despite strong gains by certain managed care and biotechnology stocks.*

*    Portfolio composition is subject to change.

                                               HSBC INVESTOR FAMILY OF FUNDS 16

Portfolio Reviews
--------------------------------------------------------------------------------
Portfolio Composition*
October 31, 2005
(Unaudited)

  HSBC Investor Limited Maturity Portfolio
--------------------------------------------------------------------------------
  Investment Allocation                   Percentage of Investments at Value
--------------------------------------------------------------------------------
  U.S. Government Agencies                               34.1%
--------------------------------------------------------------------------------
  Corporate Bond                                         26.7%
--------------------------------------------------------------------------------
  U.S. Treasury Notes                                    14.6%
--------------------------------------------------------------------------------
  Asset Backed Securities                                10.2%
--------------------------------------------------------------------------------
  Collateralized Mortgage Obligations                    10.2%
--------------------------------------------------------------------------------
  Cash and Equivalents                                    2.3%
--------------------------------------------------------------------------------
  Repurchase Agreements                                   1.9%
--------------------------------------------------------------------------------
  Total                                                 100.0%
--------------------------------------------------------------------------------

  HSBC Investor Fixed Income Portfolio
--------------------------------------------------------------------------------
  Investment Allocation                   Percentage of Investments at Value
--------------------------------------------------------------------------------
  U.S. Government Agencies                               29.1%
--------------------------------------------------------------------------------
  Corporate Bond                                         28.8%
--------------------------------------------------------------------------------
  Collateralized Mortgage Obligations                    14.8%
--------------------------------------------------------------------------------
  U.S. Treasury Securities                               11.9%
--------------------------------------------------------------------------------
  Asset Backed Securities                                 8.2%
--------------------------------------------------------------------------------
  Repurchase Agreements                                   5.7%
--------------------------------------------------------------------------------
  Cash and Equivalents                                    0.8%
--------------------------------------------------------------------------------
  Municipal Bond                                          0.7%
--------------------------------------------------------------------------------
  Total                                                 100.0%
--------------------------------------------------------------------------------


  HSBC Investor Growth Portfolio
--------------------------------------------------------------------------------
  Investment Allocation                   Percentage of Investments at Value
--------------------------------------------------------------------------------
  Health Care                                            23.4%
--------------------------------------------------------------------------------
  Information Technology                                 22.4%
--------------------------------------------------------------------------------
  Financials                                             15.2%
--------------------------------------------------------------------------------
  Industrials                                            13.1%
--------------------------------------------------------------------------------
  Energy                                                  8.6%
--------------------------------------------------------------------------------
  Consumer Discretionary                                  8.6%
--------------------------------------------------------------------------------
  Consumer Staples                                        6.5%
--------------------------------------------------------------------------------
  Cash and Equivalents                                    2.2%
--------------------------------------------------------------------------------
  Total                                                 100.0%
--------------------------------------------------------------------------------


  HSBC International Equity Portfolio
--------------------------------------------------------------------------------
  Investment Allocation                   Percentage of Investments at Value
--------------------------------------------------------------------------------
  Europe                                                 61.9%
--------------------------------------------------------------------------------
  Japan                                                  24.7%
--------------------------------------------------------------------------------
  Australia and Far East                                  7.7%
--------------------------------------------------------------------------------
  Other                                                   3.0%
--------------------------------------------------------------------------------
  Canada                                                  2.3%
--------------------------------------------------------------------------------
  Cash and Equivalents                                    0.4%
--------------------------------------------------------------------------------
  Total                                                 100.0%
--------------------------------------------------------------------------------


  HSBC Investor Small Cap Equity Portfolio
--------------------------------------------------------------------------------
  Investment Allocation                   Percentage of Investments at Value
--------------------------------------------------------------------------------
  Health Care                                            25.2%
--------------------------------------------------------------------------------
  Information Technology                                 17.8%
--------------------------------------------------------------------------------
  Repurchase Agreements                                  16.2%
--------------------------------------------------------------------------------
  Industrials                                            14.6%
--------------------------------------------------------------------------------
  Energy                                                 12.9%
--------------------------------------------------------------------------------
  Financials                                              5.5%
--------------------------------------------------------------------------------
  Consumer Discretionary                                  5.1%
--------------------------------------------------------------------------------
  Transportation                                          1.4%
--------------------------------------------------------------------------------
  Cash and Equivalents                                    1.3%
--------------------------------------------------------------------------------
  Total                                                 100.0%
--------------------------------------------------------------------------------


  HSBC Investor Value Portfolio
--------------------------------------------------------------------------------
  Investment Allocation                   Percentage of Investments at Value
--------------------------------------------------------------------------------
  Financials                                             28.4%
--------------------------------------------------------------------------------
  Information Technology                                 14.0%
--------------------------------------------------------------------------------
  Energy                                                 12.8%
--------------------------------------------------------------------------------
  Industrials                                            12.7%
--------------------------------------------------------------------------------
  Materials                                               7.7%
--------------------------------------------------------------------------------
  Consumer Staples                                        7.4%
--------------------------------------------------------------------------------
  Consumer Discretionary                                  5.4%
--------------------------------------------------------------------------------
  Telecommunication Services                              3.1%
--------------------------------------------------------------------------------
  Transportation                                          2.2%
--------------------------------------------------------------------------------
  Health Care                                             2.1%
--------------------------------------------------------------------------------
  Miscellaneous                                           2.0%
--------------------------------------------------------------------------------
  Utilities                                               1.6%
--------------------------------------------------------------------------------
  Cash and Equivalents                                    0.6%
--------------------------------------------------------------------------------
  Total                                                 100.0%
--------------------------------------------------------------------------------

* Portfolio composition is subject to change.

17 HSBC INVESTOR FAMILY OF FUNDS

                                                    HSBC INVESTOR LIFELINE FUNDS

                        STATEMENTS OF ASSETS AND LIABILITIES -- OCTOBER 31, 2005

                                        AGGRESSIVE           GROWTH            MODERATE         CONSERVATIVE       CONSERVATIVE
                                          GROWTH            STRATEGY            GROWTH             GROWTH             INCOME
                                      STRATEGY FUND           FUND          STRATEGY FUND      STRATEGY FUND      STRATEGY FUND
                                     ---------------    ---------------    ---------------    ---------------    ---------------
ASSETS:
  Investments in Portfolios             $1,425,345         $5,511,039         $6,668,909         $1,953,247         $  803,891
  Investment in affiliates, at
   value (a)                                14,310             55,309            423,097            485,625            343,330
  Receivable for capital shares
   issued                                   10,802             16,093             24,139              2,770                 15
  Receivable from Investment
   Adviser                                   2,700             20,314             21,724              6,378                 --
  Prepaid expenses                           1,047              2,008              2,306                647                647
                                        ----------         ----------         ----------         ----------         ----------
  TOTAL ASSETS                           1,454,204          5,604,763          7,140,175          2,448,667          1,147,883
                                        ----------         ----------         ----------         ----------         ----------
LIABILITIES:
  Dividends payable                             --                 --                 --                 --              2,761
  Payable for capital shares
   redeemed                                  3,319                 --                 --                 --                 --
  Accrued expenses and other
   liabilities:
  Investment Management                         --                 --                 --                 --                205
  Administration                                44                177                226                 76                 42
  Distribution                                 458              1,839              2,496                867                484
  Shareholder Servicing                        302              1,182              1,492                502                238
  Compliance service                             2                  3                  2                  5                  6
  Transfer Agent                                20                 20                 20                 20                 20
  Trustee                                        3                 11                 15                  6                  3
  Other                                      2,860             10,809             13,006              4,679              2,403
                                        ----------         ----------         ----------         ----------         ----------
  TOTAL LIABILITIES                          7,008             14,041             17,257              6,155              6,162
                                        ----------         ----------         ----------         ----------         ----------
NET ASSETS                              $1,447,196         $5,590,722         $7,122,918         $2,442,512         $1,141,721
                                        ----------         ----------         ----------         ----------         ----------
                                        ----------         ----------         ----------         ----------         ----------
 ...............................................................................................................................
COMPOSITION OF NET ASSETS:
  Capital                               $1,375,606         $5,387,221         $6,939,294         $2,398,988         $1,137,163
  Accumulated net investment income
   (loss)                                   (1,486)            (4,996)             1,628              7,315              3,253
  Accumulated net realized gains
   (losses) from investment
   transactions                              8,287             13,401              4,570             (1,676)            (3,441)
  Unrealized
   appreciation/depreciation from
   investments                              64,789            195,096            177,426             37,885              4,746
                                        ----------         ----------         ----------         ----------         ----------
NET ASSETS                              $1,447,196         $5,590,722         $7,122,918         $2,442,512         $1,141,721
                                        ----------         ----------         ----------         ----------         ----------
                                        ----------         ----------         ----------         ----------         ----------
 ...............................................................................................................................
CLASS A SHARES
  Net Assets                            $  725,720         $2,814,159         $3,241,228         $1,054,405         $  419,120
  Shares Outstanding                        68,452            262,543            308,977            102,516             41,855
  Net Asset Value and Redemption
   Price per share                      $    10.60         $    10.72         $    10.49         $    10.29         $    10.01
                                        ----------         ----------         ----------         ----------         ----------
                                        ----------         ----------         ----------         ----------         ----------
  Maximum sales charge                       5.00%              5.00%              5.00%              5.00%              4.75%
                                        ----------         ----------         ----------         ----------         ----------
                                        ----------         ----------         ----------         ----------         ----------
  Maximum Offering Price per share
   (Net Asset Value/(100%-maximum
   sales charge))                       $    11.16         $    11.28         $    11.04         $    10.83         $    10.51
                                        ----------         ----------         ----------         ----------         ----------
                                        ----------         ----------         ----------         ----------         ----------
 ...............................................................................................................................
CLASS B SHARES
  Net Assets                            $  700,381          2,670,396         $3,604,156         $1,305,707         $  477,743
  Shares Outstanding                        66,264            247,789            343,218            128,170             47,632
  Net Asset Value, Offering Price
   and Redemption Price per share*      $    10.57         $    10.78         $    10.50         $    10.19         $    10.03
                                        ----------         ----------         ----------         ----------         ----------
                                        ----------         ----------         ----------         ----------         ----------
 ...............................................................................................................................
CLASS C SHARES
  Net Assets                            $   21,095            106,167         $  277,534         $   82,400         $  244,858
  Shares Outstanding                         2,000              9,809             26,994              7,918             24,302
  Net Asset Value, Offering Price
   and Redemption Price per share*      $    10.55         $    10.82         $    10.28         $    10.41         $    10.08
                                        ----------         ----------         ----------         ----------         ----------
                                        ----------         ----------         ----------         ----------         ----------
  Investments in affiliates, at
   cost (a)                             $   14,310         $   55,309         $  423,097         $  485,625         $  343,330
                                        ----------         ----------         ----------         ----------         ----------
                                        ----------         ----------         ----------         ----------         ----------

--------------

  * Redemption Price per share varies by length of time shares are held.

(a) The investment in affiliates are holdings of the HSBC Investor Money Market Fund Class Y Shares (see Note 1). The shares held in the Fund are identical to value since it is at $1.00 net asset value per share. In addition, value and cost for financial reporting and federal income tax purpose are the same.

See notes to financial statements.            HSBC INVESTOR LIFELINE FUNDS    18

HSBC INVESTOR LIFELINE FUNDS

STATEMENTS OF OPERATIONS -- FOR THE PERIOD ENDED OCTOBER 31, 2005

                                        AGGRESSIVE           GROWTH            MODERATE         CONSERVATIVE       CONSERVATIVE
                                          GROWTH            STRATEGY            GROWTH             GROWTH             INCOME
                                         FUND (a)           FUND (b)           FUND (b)           FUND (c)           FUND (d)
                                     ----------------   ----------------   ----------------   ----------------   ----------------
INVESTMENT INCOME:
  Investment income from Portfolios      $  6,996           $ 40,156           $ 60,534           $ 19,147           $ 12,493
  Investment income from Money
   Market Fund                                163                634              4,828              5,352              4,214
  Foreign tax withholding from
   Portfolios                                (411)            (1,409)            (1,373)              (288)               (71)
  Expenses from Portfolios                 (4,026)           (14,585)           (16,335)            (4,436)            (2,028)
                                         --------           --------           --------           --------           --------
  TOTAL INVESTMENT INCOME                   2,722             24,796             47,654             19,775             14,608
                                         --------           --------           --------           --------           --------
 ................................................................................................................................
EXPENSES:
  Investment Management                       260              1,033              1,305                432                243
  Administration -- HSBC (see note 3)         150                570                712                245                127
  Administration -- BISYS (see note 3)         45                195                256                 76                 54
  Distribution:
    Class B Shares                          1,746              6,924              9,878              3,417              1,417
    Class C Shares                             62                288                561                198                612
  Shareholder Servicing:
    Class A Shares                            714              2,762              3,044                955                543
    Class B Shares                            582              2,308              3,293              1,139                472
    Class C Shares                             20                 96                187                 66                204
  Fund Accounting                          17,250             18,750             17,250             18,750             17,250
  Chief Compliance Officer                      7                 24                 30                 15                 12
  Printing                                  6,024             34,026             37,207             14,824              8,375
  Transfer Agent                           28,182             28,416             28,658             28,160             28,063
  Trustee                                       5                 21                 28                 10                  6
  Other                                     2,721              3,179              3,996              2,471              2,415
                                         --------           --------           --------           --------           --------
    Total expenses before fee
      reductions                           57,768             98,592            106,405             70,758             59,793
    Fees reduced by Fund Accounting
      and Transfer Agent                  (45,172)           (46,588)           (45,139)           (46,689)           (45,226)
    Fees reduced by Administrator --
      BISYS (see note 3)                      (12)               (48)               (63)               (19)               (11)
    Fees reduced and expenses
      reimbursed by Investment
      Adviser                              (6,830)           (28,046)           (27,598)           (11,785)            (7,175)
                                         --------           --------           --------           --------           --------
    NET EXPENSES                            5,754             23,910             33,605             12,265              7,381
                                         --------           --------           --------           --------           --------
 ................................................................................................................................
NET INVESTMENT INCOME (LOSS)               (3,032)               886             14,049              7,510              7,227
                                         --------           --------           --------           --------           --------
 ................................................................................................................................
NET REALIZED/UNREALIZED GAINS
 (LOSSES) FROM INVESTMENTS: (E)
Net realized gains (losses) from
 investment transactions                    4,441             (1,238)           (11,530)            (4,777)            (4,123)
Change in unrealized
 appreciation/depreciation from
 investments                               64,789            195,096            177,426             37,885              4,746
                                         --------           --------           --------           --------           --------
 ................................................................................................................................
Net realized/unrealized gains
 (losses) from investment
 transactions and foreign
 currencies                                69,230            193,858            165,896             33,108                623
                                         --------           --------           --------           --------           --------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                              $ 66,198           $194,744           $179,945           $ 40,618           $  7,850
                                         --------           --------           --------           --------           --------
                                         --------           --------           --------           --------           --------

--------------

(a) The Aggressive Growth Strategy Fund commenced operations on February 9,
    2005.

(b) The Growth Strategy Fund and Moderate Growth Strategy Fund commenced operations on February 1, 2005.

(c) The Conservative Growth Strategy Fund commenced operations on February 17, 2005.

(d) The Conservative Income Strategy Fund commenced operations on February 8, 2005.

(e) Represents amounts allocated from the Respective Portfolios.

19    HSBC INVESTOR LIFELINE FUNDS            See notes to financial statements.

                                                    HSBC INVESTOR LIFELINE FUNDS

                                             STATEMENTS OF CHANGES IN NET ASSETS

                                                                     AGGRESSIVE
                                                                       GROWTH                     GROWTH
                                                                   STRATEGY FUND              STRATEGY FUND
-----------------------------------------------------------------------------------------------------------------
                                                                      FOR THE                     FOR THE
                                                                   PERIOD ENDED                PERIOD ENDED
                                                                OCTOBER 31, 2005 (a)        OCTOBER 31, 2005 (b)
-----------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income (loss)                                       $   (3,032)                $      886
  Net realized gains (losses) from investment transactions                4,441                     (1,238)
  Change in unrealized appreciation/depreciation from
    investments                                                          64,789                    195,096
                                                                     ----------                 ----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                           66,198                    194,744
                                                                     ----------                 ----------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS                        1,380,998                  5,395,978
                                                                     ----------                 ----------
CHANGE IN NET ASSETS                                                  1,447,196                  5,590,722
 ................................................................................................................................
NET ASSETS:
  Beginning of period                                                        --                         --
                                                                     ----------                 ----------
  End of period                                                      $1,447,196                 $5,590,722
                                                                     ----------                 ----------
                                                                     ----------                 ----------
  Accumulated net investment income (loss)                           $   (1,486)                $   (4,996)
                                                                     ----------                 ----------
                                                                     ----------                 ----------

See notes to financial statements.            HSBC INVESTOR LIFELINE FUNDS    20

HSBC INVESTOR LIFELINE FUNDS

                                                                      AGGRESSIVE
                                                                        GROWTH                         GROWTH
                                                                    STRATEGY FUND                  STRATEGY FUND
------------------------------------------------------------------------------------------------------------------------
                                                                       FOR THE                         FOR THE
                                                                    PERIOD ENDED                    PERIOD ENDED
                                                                 OCTOBER 31, 2005 (a)            OCTOBER 31, 2005 (b)
------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES:
  Proceeds from shares issued                                         $  693,884                     $2,731,568
  Cost of shares redeemed                                                 (9,512)                       (26,214)
                                                                      ----------                     ----------
Class A Shares capital transactions                                      684,372                      2,705,354
                                                                      ----------                     ----------
 ................................................................................................................................
CLASS B SHARES:
  Proceeds from shares issued                                            690,126                      2,623,574
  Cost of shares redeemed                                                (13,505)                       (35,907)
                                                                      ----------                     ----------
Class B Shares capital transactions                                      676,621                      2,587,667
                                                                      ----------                     ----------
 ................................................................................................................................
CLASS C SHARES:
  Proceeds from shares issued                                             20,005                        102,957
                                                                      ----------                     ----------
Class C Shares capital transactions                                       20,005                        102,957
                                                                      ----------                     ----------
 ................................................................................................................................
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS                        $1,380,998                     $5,395,978
                                                                      ----------                     ----------
                                                                      ----------                     ----------
 ................................................................................................................................
SHARE TRANSACTIONS:
CLASS A SHARES:
  Issued                                                                  69,359                        265,018
  Redeemed                                                                  (907)                        (2,475)
                                                                      ----------                     ----------
Change in Class A Shares                                                  68,452                        262,543
                                                                      ----------                     ----------
 ................................................................................................................................
CLASS B SHARES:
  Issued                                                                  67,597                        251,135
  Redeemed                                                                (1,333)                        (3,346)
                                                                      ----------                     ----------
Change in Class B Shares                                                  66,264                        247,789
                                                                      ----------                     ----------
 ................................................................................................................................
CLASS C SHARES:
  Issued                                                                   2,000                          9,809
                                                                      ----------                     ----------
Change in Class C Shares                                                   2,000                          9,809
                                                                      ----------                     ----------

--------------

(a) Aggressive Growth Strategy Fund Class A Shares commenced operations on February 14, 2005, Class B Shares commenced operations on February 9, 2005, and Class C Shares commenced operations on June 10, 2005.

(b) Growth Strategy Fund Class A Shares commenced operations on February 8, 2005, Class B Shares commenced operations on February 1, 2005, and Class C Shares commenced operations on April 27, 2005.

21    HSBC INVESTOR LIFELINE FUNDS            See notes to financial statements.

                                                    HSBC INVESTOR LIFELINE FUNDS

                                                                       MODERATE                     CONSERVATIVE
                                                                        GROWTH                         GROWTH
                                                                    STRATEGY FUND                  STRATEGY FUND
------------------------------------------------------------------------------------------------------------------------
                                                                       FOR THE                        FOR THE
                                                                    PERIOD ENDED                   PERIOD ENDED
                                                                 OCTOBER 31, 2005 (a)           OCTOBER 31, 2005 (b)
------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income (loss)                                        $   14,049                     $    7,510
  Net realized gains (losses) from investment transactions               (11,530)                        (4,777)
  Change in unrealized appreciation/depreciation
    from investments                                                     177,426                         37,885
                                                                      ----------                     ----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                           179,945                         40,618
                                                                      ----------                     ----------
 ................................................................................................................................
DIVIDENDS:
NET INVESTMENT INCOME:
  Class A Shares                                                            (116)                          (203)
  Class B Shares                                                             (73)                            (5)
                                                                      ----------                     ----------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS                             (189)                          (208)
                                                                      ----------                     ----------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS                         6,943,162                      2,402,102
                                                                      ----------                     ----------
CHANGE IN NET ASSETS                                                   7,122,918                      2,442,512
 ................................................................................................................................
NET ASSETS:
  Beginning of period                                                         --                             --
                                                                      ----------                     ----------
  End of period                                                       $7,122,918                     $2,442,512
                                                                      ----------                     ----------
                                                                      ----------                     ----------
  Accumulated net investment income (loss)                            $    1,628                     $    7,315
                                                                      ----------                     ----------
                                                                      ----------                     ----------

See notes to financial statements.            HSBC INVESTOR LIFELINE FUNDS    22

HSBC INVESTOR LIFELINE FUNDS

                                                                    MODERATE                CONSERVATIVE
                                                                     GROWTH                    GROWTH
                                                                  STRATEGY FUND             STRATEGY FUND
--------------------------------------------------------------------------------------------------------------
                                                                     FOR THE                   FOR THE
                                                                   PERIOD ENDED              PERIOD ENDED
                                                                OCTOBER 31, 2005 (a)      OCTOBER 31, 2005 (b)
--------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES:
  Proceeds from shares issued                                      $3,264,968                $1,046,895
  Dividends reinvested                                                    117                       203
  Cost of shares redeemed                                            (110,833)                  (11,388)
                                                                   ----------                ----------
Class A Shares capital transactions                                 3,154,252                 1,035,710
                                                                   ----------                ----------
 ................................................................................................................................
CLASS B SHARES:
  Proceeds from shares issued                                       3,640,156                 1,298,439
  Dividends reinvested                                                     63                         4
  Cost of shares redeemed                                            (125,948)                  (13,275)
                                                                   ----------                ----------
Class B Shares capital transactions                                 3,514,271                 1,285,168
                                                                   ----------                ----------
 ................................................................................................................................
CLASS C SHARES:
  Proceeds from shares issued                                         275,464                    81,224
  Cost of shares redeemed                                                (825)                       --
                                                                   ----------                ----------
Class C Shares capital transactions                                   274,639                    81,224
                                                                   ----------                ----------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS                     $6,943,162                $2,402,102
                                                                   ----------                ----------
                                                                   ----------                ----------
 ................................................................................................................................
SHARE TRANSACTIONS:
CLASS A SHARES:
  Issued                                                              319,580                   103,636
  Reinvested                                                               12                        20
  Redeemed                                                            (10,615)                   (1,140)
                                                                   ----------                ----------
Change in Class A Shares                                              308,977                   102,516
                                                                   ----------                ----------
 ................................................................................................................................
CLASS B SHARES:
  Issued                                                              355,469                   129,472
  Reinvested                                                                6                        --(c)
  Redeemed                                                            (12,257)                   (1,302)
                                                                   ----------                ----------
Change in Class B Shares                                              343,218                   128,170
                                                                   ----------                ----------
 ................................................................................................................................
CLASS C SHARES:
  Issued                                                               27,076                     7,918
  Redeemed                                                                (82)                       --
                                                                   ----------                ----------
Change in Class C Shares                                               26,994                     7,918
                                                                   ----------                ----------

--------------

(a) Moderate Growth Strategy Fund Class A Shares commenced operations on February 3, 2005, Class B Shares commenced operations on February 1, 2005, and Class C Shares commenced operations on June 10, 2005.

(b) Conservative Growth Strategy Fund Class A Shares commenced operations on February 23, 2005, Class B Shares commenced operations on February 17, 2005, and Class C Shares commenced operations on April 19, 2005.

(c) Rounds to less than 1.0 shares.

23    HSBC INVESTOR LIFELINE FUNDS            See notes to financial statements.

                                                    HSBC INVESTOR LIFELINE FUNDS

                                                                   CONSERVATIVE
                                                                      INCOME
                                                                  STRATEGY FUND
-------------------------------------------------------------------------------------
                                                                      FOR THE
                                                                   PERIOD ENDED
                                                                OCTOBER 31, 2005 (a)
-------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income (loss)                                      $    7,227
  Net realized gains (losses) from investment transactions              (4,123)
  Change in unrealized appreciation/depreciation from
    investments                                                          4,746
                                                                    ----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                           7,850
                                                                    ----------
 ....................................................................................
DIVIDENDS:
NET INVESTMENT INCOME:
  Class A Shares                                                        (3,758)
  Class B Shares                                                        (1,409)
  Class C Shares                                                        (1,093)
                                                                    ----------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS                         (6,260)
                                                                    ----------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS                       1,140,131
                                                                    ----------
CHANGE IN NET ASSETS                                                 1,141,721
 ....................................................................................
NET ASSETS:
  Beginning of period                                                       --
                                                                    ----------
  End of period                                                     $1,141,721
                                                                    ----------
                                                                    ----------
  Accumulated net investment income (loss)                          $    3,253
                                                                    ----------
                                                                    ----------

See notes to financial statements.            HSBC INVESTOR LIFELINE FUNDS    24

HSBC INVESTOR LIFELINE FUNDS

                                                                    CONSERVATIVE
                                                                  INCOME STRATEGY
                                                                        FUND
--------------------------------------------------------------------------------------
                                                                       FOR THE
                                                                    PERIOD ENDED
                                                                  OCTOBER 31, 2005 (a)
--------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A SHARES:
  Proceeds from shares issued                                        $  420,293
  Dividends reinvested                                                    2,097
  Cost of shares redeemed                                                (3,999)
                                                                     ----------
Class A Shares capital transactions                                     418,391
                                                                     ----------
 .....................................................................................
CLASS B SHARES:
  Proceeds from shares issued                                           516,383
  Dividends reinvested                                                      695
  Cost of shares redeemed                                               (40,981)
                                                                     ----------
Class B Shares capital transactions                                     476,097
                                                                     ----------
 .....................................................................................
CLASS C SHARES:
  Proceeds from shares issued                                           245,019
  Dividends reinvested                                                      624
                                                                     ----------
Class C Shares capital transactions                                     245,643
                                                                     ----------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS                       $1,140,131
                                                                     ----------
                                                                     ----------
 .....................................................................................
SHARE TRANSACTIONS:
CLASS A SHARES:
  Issued                                                                 42,045
  Reinvested                                                                208
  Redeemed                                                                 (398)
                                                                     ----------
Change in Class A Shares                                                 41,855
                                                                     ----------
 .....................................................................................
CLASS B SHARES:
  Issued                                                                 51,661
  Reinvested                                                                 69
  Redeemed                                                               (4,098)
                                                                     ----------
Change in Class B Shares                                                 47,632
                                                                     ----------
 .....................................................................................
CLASS C SHARES:
  Issued                                                                 24,240
  Reinvested                                                                 62
                                                                     ----------
Change in Class C Shares                                                 24,302
                                                                     ----------

--------------

(a) The Conservative Income Strategy Fund Class A Shares commenced operations on February 8, 2005, Class B Shares commenced operations on February 14, 2005, and Class C Shares commenced operations on May 4, 2005.

25    HSBC INVESTOR LIFELINE FUNDS            See notes to financial statements.

      HSBC INVESTOR AGGRESSIVE GROWTH STRATEGY FUND
--------------------------------------------------------------------------------
      FINANCIAL HIGHLIGHTS

      SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED(a).

                                                         INVESTMENT ACTIVITIES
                                               ------------------------------------------
                                                            NET REALIZED AND
                                 NET ASSET        NET       UNREALIZED GAINS     TOTAL      NET ASSET
                                   VALUE,      INVESTMENT    (LOSSES) FROM        FROM       VALUE,
                                BEGINNING OF     INCOME        INVESTMENT      INVESTMENT    END OF       TOTAL
                                   PERIOD        (LOSS)       TRANSACTIONS     ACTIVITIES    PERIOD     RETURN(b)
-----------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period ended October 31, 2005 (f)  $10.00        (0.01)           0.61            0.60       $10.60        6.00%
-----------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2005 (g)  $10.00        (0.04)           0.61            0.57       $10.57        5.70%
-----------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2005 (h)  $10.00        (0.05)           0.60            0.55       $10.55        5.50%
-----------------------------------------------------------------------------------------------------------------

                                                       RATIOS/SUPPLEMENTARY DATA
                                -----------------------------------------------------------------------
                                                             RATIO OF NET
                                NET ASSETS     RATIO OF       INVESTMENT       RATIO OF
                                AT END OF      EXPENSES      INCOME (LOSS)   EXPENSES TO
                                  PERIOD      TO AVERAGE      TO AVERAGE     AVERAGE NET     PORTFOLIO
                                 (000'S)     NET ASSETS(c)   NET ASSETS(c)   ASSETS(c)(d)   TURNOVER(e)
-------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period ended October 31, 2005 (f)  $726          1.50%           (0.20)%        11.72%        49.10%
-------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2005 (g)  $700          2.25%           (1.01)%        11.63%        49.10%
-------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2005 (h)  $ 21          2.25%           (1.15)%         9.79%        49.10%
-------------------------------------------------------------------------------------------------------

(a) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the applicable HSBC Investor Portfolios.
(b) Not annualized for periods less than one year. Total Return calculations do not include any sales or redemption charges.
(c) Annualized for periods less than one year.
(d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(e) Portfolio turnover is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolios by the corresponding Portfolio's entire fiscal 2005 portfolio turnover rate. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(f) Class A Shares commenced operations on February 14, 2005.
(g) Class B Shares commenced operations on February 9, 2005.
(h) Class C Shares commenced operations on June 10, 2005.

See notes to financial statements.

                                              HSBC INVESTOR LIFELINE FUNDS    26

      HSBC INVESTOR GROWTH STRATEGY FUND
--------------------------------------------------------------------------------
      FINANCIAL HIGHLIGHTS

      SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED(a).

                                                              INVESTMENT ACTIVITIES
                                                    ------------------------------------------
                                                                 NET REALIZED AND
                                      NET ASSET        NET       UNREALIZED GAINS     TOTAL
                                        VALUE,      INVESTMENT    (LOSSES) FROM        FROM
                                     BEGINNING OF     INCOME        INVESTMENT      INVESTMENT
                                        PERIOD        (LOSS)       TRANSACTIONS     ACTIVITIES
----------------------------------------------------------------------------------------------
CLASS A SHARES
Period ended October 31, 2005 (f)       $10.00         0.02            0.70            0.72
----------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2005 (g)       $10.00        (0.01)           0.79            0.78
----------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2005 (h)       $10.00        (0.02)           0.84            0.82
----------------------------------------------------------------------------------------------


                                     NET ASSET
                                      VALUE,
                                      END OF       TOTAL
                                      PERIOD     RETURN(b)
--------------------------------------------------------
CLASS A SHARES
Period ended October 31, 2005 (f)      $10.72      7.20%
--------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2005 (g)      $10.78      7.80%
--------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2005 (h)      $10.82      8.20%
--------------------------------------------------------

                                                                 RATIOS/SUPPLEMENTARY DATA
                                     ----------------------------------------------------------------------------------
                                                                      RATIO OF NET
                                     NET ASSETS      RATIO OF          INVESTMENT         RATIO OF
                                     AT END OF       EXPENSES        INCOME (LOSS)      EXPENSES TO
                                       PERIOD       TO AVERAGE         TO AVERAGE       AVERAGE NET          PORTFOLIO
                                      (000'S)     NET ASSETS(c)      NET ASSETS(c)      ASSETS(c)(d)        TURNOVER(e)
-----------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period ended October 31, 2005 (f)      $2,814          1.50%              0.42 %           5.19%              69.23%
-----------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2005 (g)      $2,670          2.25%             (0.38)%           5.74%              69.23%
-----------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2005 (h)      $  106          2.25%             (0.55)%           5.24%              69.23%
-----------------------------------------------------------------------------------------------------------------------

 (a) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the applicable HSBC Investor Portfolios.
 (b) Not annualized for periods less than one year. Total Return calculations do not include any sales or redemption charges.
 (c) Annualized for periods less than one year.
 (d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
 (e) Portfolio turnover is calculated by aggregating the results of multiplying the Funds investment percentage in the respective Portfolios by the corresponding Portfolio's entire fiscal 2005 portfolio turnover rate. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
 (f) Class A Shares commenced operations on February 8, 2005.
 (g) Class B Shares commenced operations on February 1, 2005.
 (h) Class C Shares commenced operations on April 27, 2005.

See notes to financial statements.

27    HSBC INVESTOR LIFELINE FUNDS

      HSBC INVESTOR MODERATE GROWTH STRATEGY FUND
--------------------------------------------------------------------------------
      FINANCIAL HIGHLIGHTS

      SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED(a).

                                                           INVESTMENT ACTIVITIES                    DIVIDENDS
                                                 ------------------------------------------   ----------------------
                                                              NET REALIZED AND
                                     NET ASSET      NET       UNREALIZED GAINS                                          NET ASSET
                                      VALUE,     INVESTMENT    (LOSSES) FROM     TOTAL FROM      NET                     VALUE,
                                     BEGINNING     INCOME        INVESTMENT      INVESTMENT   INVESTMENT     TOTAL       END OF
                                     OF PERIOD     (LOSS)       TRANSACTIONS     ACTIVITIES     INCOME     DIVIDENDS     PERIOD
---------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period ended October 31, 2005 (f)     $10.00         0.04           0.45            0.49            --(g)        --(g)   $10.49
---------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2005 (h)     $10.00         0.01           0.49            0.50            --(g)        --(g)   $10.50
---------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2005 (i)     $10.00           --(g)        0.28            0.28            --           --      $10.28
---------------------------------------------------------------------------------------------------------------------------------

                                                                            RATIOS/SUPPLEMENTARY DATA
                                                 --------------------------------------------------------------------------------
                                                                                RATIO OF NET
                                                 NET ASSETS      RATIO OF        INVESTMENT          RATIO OF
                                                 AT END OF     EXPENSES TO     INCOME (LOSS)       EXPENSES TO
                                       TOTAL       PERIOD        AVERAGE         TO AVERAGE          AVERAGE          PORTFOLIO
                                     RETURN(b)    (000'S)     NET ASSETS(c)    NET ASSETS(c)     NET ASSETS(c)(d)    TURNOVER(e)
---------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period ended October 31, 2005 (f)      4.94%       $3,241         1.50%            0.95%              4.30%             84.55%
---------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2005 (h)      5.03%       $3,604         2.25%            0.18%              5.01%             84.55%
---------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2005 (i)      2.80%       $  278         2.25%            0.05%              4.69%             84.55%
---------------------------------------------------------------------------------------------------------------------------------

 (a) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the applicable HSBC Investor Portfolios.
 (b) Not annualized for periods less than one year. Total Return calculations do not include any sales or redemption charges.
 (c) Annualized for periods less than one year.
 (d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
 (e) Portfolio turnover is calculated by aggregating the results of multiplying the Funds investment percentage in the respective Portfolios by the corresponding Portfolio's entire fiscal 2005 portfolio turnover rate. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
 (f) Class A Shares commenced operations on February 3, 2005.
 (g) Rounds to less than $0.01.
 (h) Class B Shares commenced operations on February 1, 2005.
 (i) Class C Shares commenced operations on June 10, 2005.

See notes to financial statements.

                                              HSBC INVESTOR LIFELINE FUNDS    28

      HSBC INVESTOR CONSERVATIVE GROWTH STRATEGY FUND
--------------------------------------------------------------------------------
      FINANCIAL HIGHLIGHTS

      SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED(a).

                                                            INVESTMENT ACTIVITIES
                                                 -------------------------------------------
                                                              NET REALIZED AND
                                     NET ASSET      NET       UNREALIZED GAINS
                                      VALUE,     INVESTMENT    (LOSSES) FROM     TOTAL FROM
                                     BEGINNING     INCOME        INVESTMENT      INVESTMENT
                                     OF PERIOD     (LOSS)       TRANSACTIONS     ACTIVITIES
--------------------------------------------------------------------------------------------
CLASS A SHARES
Period ended October 31, 2005 (f)     $10.00        0.04            0.26             0.30
--------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2005 (g)     $10.00        0.03            0.16             0.19
--------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2005 (i)     $10.00        0.03            0.38             0.41
--------------------------------------------------------------------------------------------

                                           DIVIDENDS
                                     ----------------------

                                                              NET ASSET
                                        NET                    VALUE,
                                     INVESTMENT     TOTAL      END OF         TOTAL
                                       INCOME     DIVIDENDS    PERIOD       RETURN(b)
----------------------------------------------------------------------------------------
CLASS A SHARES
Period ended October 31, 2005 (f)      (0.01)       (0.01)     $10.29       2.96%
----------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2005 (g)         --(h)        --(h)   $10.19       1.92%
----------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2005 (i)         --           --      $10.41       4.10%
----------------------------------------------------------------------------------------

                                                                   RATIOS/SUPPLEMENTARY DATA
                                     -------------------------------------------------------------------------------------
                                                                         RATIO OF NET
                                     NET ASSETS        RATIO OF           INVESTMENT          RATIO OF
                                     AT END OF       EXPENSES TO        INCOME (LOSS)       EXPENSES TO
                                       PERIOD          AVERAGE            TO AVERAGE          AVERAGE          PORTFOLIO
                                      (000'S)       NET ASSETS(c)       NET ASSETS(c)     NET ASSETS(c)(d)    TURNOVER(e)
--------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period ended October 31, 2005 (f)      $1,054           1.50%              1.28%                8.01%            72.14%
--------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2005 (g)      $1,306           2.25%              0.53%                9.21%            72.14%
--------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2005 (i)      $   82           2.25%              0.66%                7.94%            72.14%
--------------------------------------------------------------------------------------------------------------------------

 (a) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the applicable HSBC Investor Portfolios.

 (b) Not annualized for periods less than one year. Total Return calculations do not include any sales or redemption charges.

 (c) Annualized for periods less than one year.

 (d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

 (e) Portfolio turnover is calculated by aggregating the results of multiplying the Funds investment percentage in the respective Portfolios by the corresponding Portfolio's entire fiscal 2005 portfolio turnover rate. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

 (f) Class A Shares commenced operations on February 23, 2005.

 (g) Class B Shares commenced operations on February 17, 2005.

 (h) Rounds to less than $0.01.

 (i) Class C Shares commenced operations on April 19, 2005.

See notes to financial statements.

29    HSBC INVESTOR LIFELINE FUNDS

      HSBC INVESTOR CONSERVATIVE INCOME STRATEGY FUND
--------------------------------------------------------------------------------
      FINANCIAL HIGHLIGHTS

      SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED(a).

                                                           INVESTMENT ACTIVITIES                    DIVIDENDS
                                                 ------------------------------------------   ----------------------
                                                              NET REALIZED AND
                                     NET ASSET      NET       UNREALIZED GAINS                                         NET ASSET
                                      VALUE,     INVESTMENT    (LOSSES) FROM     TOTAL FROM      NET                     VALUE,
                                     BEGINNING     INCOME        INVESTMENT      INVESTMENT   INVESTMENT     TOTAL       END OF
                                     OF PERIOD     (LOSS)       TRANSACTIONS     ACTIVITIES     INCOME     DIVIDENDS     PERIOD
---------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period ended October 31, 2005 (f)     $10.00        0.11            0.01            0.12        (0.11)       (0.11)      $10.01
---------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2005 (g)     $10.00        0.06            0.01            0.07        (0.04)       (0.04)      $10.03
---------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2005 (h)     $10.00        0.06            0.08            0.14        (0.06)       (0.06)      $10.08
---------------------------------------------------------------------------------------------------------------------------------

                                                                            RATIOS/SUPPLEMENTARY DATA
                                                 --------------------------------------------------------------------------------
                                                                                  RATIO OF NET
                                                  NET ASSETS       RATIO OF        INVESTMENT         RATIO OF
                                                   AT END OF      EXPENSES TO    INCOME (LOSS)      EXPENSES TO
                                       TOTAL        PERIOD          AVERAGE        TO AVERAGE         AVERAGE         PORTFOLIO
                                     RETURN(b)      (000'S)      NET ASSETS(c)   NET ASSETS(c)    NET ASSETS(c)(d)   TURNOVER(e)
---------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Period ended October 31, 2005 (f)      1.18%         $419            1.50%           1.79%             14.10%           79.90%
---------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31, 2005 (g)      0.68%         $478            2.25%           1.21%             12.16%           79.90%
---------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31, 2005 (h)      1.41%         $245            2.25%           1.24%              9.60%           79.90%
---------------------------------------------------------------------------------------------------------------------------------

 (a) The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the applicable HSBC Investor Portfolios.
 (b) Not annualized for periods less than one year. Total Return calculations do not include any sales or redemption charges.
 (c) Annualized for periods less than one year.
 (d) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
 (e) Portfolio turnover is calculated by aggregating the results of multiplying the Funds investment percentage in the respective Portfolios by the corresponding Portfolio's entire fiscal 2005 portfolio turnover rate. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
 (f) Class A Shares commenced operations on February 8, 2005.
 (g) Class B Shares commenced operations on February 14, 2005.
 (h) Class C Shares commenced operations on May 4, 2005.

See notes to financial statements.

                                              HSBC INVESTOR LIFELINE FUNDS    30

 HSBC INVESTOR LIFELINE FUNDS
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2005

1. ORGANIZATION:

        The HSBC Investor Funds (the 'Trust'), a Massachusetts business trust organized on April 22, 1987, is registered under the Investment Company Act of 1940, as amended (the 'Act'), as an open-end management investment company. The Trust contains the following funds (individually a 'Fund,' collectively the 'LifeLine Funds'):

FUND                                                   SHORT NAME
----                                                   ----------
HSBC Investor Aggressive Growth Strategy Fund          Aggressive Growth Fund
HSBC Investor Growth Strategy Fund                     Growth Strategy Fund
HSBC Investor Moderate Growth Strategy Fund            Moderate Growth Fund
HSBC Investor Conservative Growth Strategy Fund        Conservative Growth Fund
HSBC Investor Conservative Income Strategy Fund        Conservative Income Fund

        The LifeLine Funds are separate series of the Trust and are part of the HSBC Investor Family of Funds. Financial statements for all other series of HSBC Investor Family of Funds are published separately.

        The LifeLine Funds (individually a 'Feeder Fund,' collectively the 'Feeder Funds') utilize the Master Feeder Fund Structure and seek to achieve their investment objectives by investing all of their investable assets in their Respective Portfolios (as defined below) and the HSBC Investor Money Market Fund (the 'Money Market Fund'), per the following schedule through the fiscal year ended October 31, 2005:

    HSBC INVESTOR LIFELINE FUNDS PORTFOLIO WEIGHTINGS

                                                      AGGRESSIVE              MODERATE   CONSERVATIVE   CONSERVATIVE
                                                        GROWTH      GROWTH     GROWTH       GROWTH         INCOME
                                                       STRATEGY    STRATEGY   STRATEGY     STRATEGY       STRATEGY
UNDERLYING PORTFOLIO OR FUND                             FUND        FUND       FUND         FUND           FUND
----------------------------                             ----        ----       ----         ----           ----
Money Market Fund...................................       1%          1%         6%          20%            30%
Fixed Income Portfolio..............................     None         17%        31%          20%            25%
Limited Maturity Portfolio..........................     None        None       None          15%            25%
Growth Portfolio....................................      21%         21%        19%          15%             8%
Value Portfolio.....................................      21%         21%        18%          15%             8%
Small Cap Equity Portfolio..........................      34%         20%        11%           5%           None
International Equity Portfolio......................      23%         20%        15%          10%             4%
                                                         ----        ----       ----         ----           ----
Total...............................................     100%        100%       100%         100%           100%
                                                         ----        ----       ----         ----           ----
                                                         ----        ----       ----         ----           ----

        The HSBC Investor Limited Maturity Portfolio, HSBC Investor Fixed Income Portfolio, HSBC Investor Growth Portfolio, HSBC Investor Value Portfolio, HSBC Investor International Equity Portfolio, and the HSBC Investor Small Cap Equity Portfolio (individually a 'Portfolio,' collectively the 'Portfolios'), are diversified series of the HSBC Investor Portfolios (the 'Portfolio Trust'), and like each Feeder Fund, are registered open-end management investment companies. The financial statements of the Portfolios, including the Schedules of Portfolio Investments, are included in this report. The financial statements of the Portfolios should be read in conjunction with the financial statements of the Feeder Funds.

        The HSBC Investor Money Market Fund is a diversified series of the Trust, and like each Feeder Fund is an open-end management investment company.

        The LifeLine Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. Each Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Class R Shares (currently not operational). Each class of shares in the LifeLine Funds has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

        Under the LifeLine Funds' organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the LifeLine Funds. In addition, in the normal course of business, the LifeLine Funds enter into contracts with their vendors and others that provide for general indemnifications. The LifeLine Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the LifeLine Funds. However, based on experience, the LifeLine Funds expect that risk of loss to be remote.

31    HSBC INVESTOR LIFELINE FUNDS

                                                    HSBC INVESTOR LIFELINE FUNDS
--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2005 (CONTINUED)

2. SIGNIFICANT ACCOUNTING POLICIES:

        The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ('GAAP'). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

    SECURITIES VALUATION:

        Feeder Funds record their investments in the Portfolios at fair value. Securities of the Portfolios' are recorded at value as more fully discussed in the notes to those financial statements. Investments in the Money Market Fund are recorded at net asset value as reported by the Fund.

    SECURITIES TRANSACTIONS AND RELATED INCOME:

        Feeder Funds record daily their pro-rata share of their underlying Portfolios' income, expenses and realized and unrealized gains and losses. Changes in holdings of the Money Market Fund for each LifeLine Fund are reflected no later than the first business day following trade date. However, for financial reporting purposes, changes in holdings of the Money Market Fund are reflected as of trade date. In addition, the Feeder Funds accrue their own expenses daily as incurred. Realized gains or losses and changes in unrealized appreciation or depreciation represent each Feeder Fund's share of such elements allocated from the Portfolios.

    ALLOCATIONS:

        Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the HSBC Investor Family of Funds in relation to the net assets of each Fund or on another reasonable basis. Expenses specific to a class are charged to that class. In addition, income, expenses (other than class specific), and unrealized/realized gains and losses are allocated to each class based on relative net assets on a daily basis.

    DIVIDENDS TO SHAREHOLDERS:

        The Conservative Income Fund declares and distributes all net investment income as dividends to their shareholders monthly. Dividends from net investment income, if any, are declared and distributed quarterly in the case of the Moderate Growth Fund and Conservative Growth Fund, and annually in the case of the Aggressive Growth Fund and Growth Strategy Fund.

        The LifeLine Funds' net realized gains, if any, are distributed to shareholders at least annually. Additional distributions are also made to the LifeLine Funds' shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net capital gains of regulated investment companies.

        The amount character of net investment income and net realized gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These 'book/tax' differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclassification of market discounts, gain/loss, paydowns, and certain distributions), such amounts are reclassified within the components of net assets; temporary differences do not require reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes.

    REDEMPTION FEE:

        A redemption fee of 2.00% will be charged and recorded as paid-in-capital for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For the year ended October 31, 2005, the following LifeLine Funds collected redemption fees as follows:

                                              HSBC INVESTOR LIFELINE FUNDS    32

 HSBC INVESTOR LIFELINE FUNDS
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2005 (CONTINUED)

FUND                                                               FEES COLLECTED
----                                                               --------------
Growth Strategy Fund........................................           $   78
Moderate Growth Strategy Fund...............................            3,411
Conservative Growth Strategy Fund...........................              162
Conservative Income Strategy Fund...........................              252

    FEDERAL INCOME TAXES:

        Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to qualify each year as a 'regulated investment company' under Subchapter M of the Internal Revenue Code, as amended and to distribute substantially all of their taxable net investment income and net realized gains, if any, to their shareholders. Accordingly, no provision for federal income or excise tax is required.

3. RELATED PARTY TRANSACTIONS:

    INVESTMENT MANAGEMENT:

        HSBC Investments (USA) Inc. ('HSBC' or the 'Investment Adviser'), a wholly owned subsidiary of HSBC Bank USA, a New York State chartered bank, acts as Investment Adviser to the LifeLine Funds. As Investment Adviser, HSBC manages the investments of the Funds and continuously reviews, supervises and administers the Funds' investments. For its services as Investment Adviser, HSBC is entitled to receive a fee, computed daily and paid monthly, based on average daily net assets, at an annual rate of 0.05% for each Fund.

    ADMINISTRATION:

        Effective July 1, 2005, HSBC serves the Funds as Administrator. Under the terms of the administration agreement, HSBC receives from the Funds a fee accrued daily and paid monthly at an annual rate of:

BASED ON AVERAGE DAILY NET ASSETS                                  FEE RATE
---------------------------------                                  --------
Up to $8 billion............................................        0.075%
In excess of $8 billion but not exceeding $9.25 billion.....        0.070%
In excess of $9.25 billion but not exceeding $12 billion....        0.050%
In excess of $12 billion....................................        0.030%

        The fee breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds. The fee is allocated to each of the HSBC Investor Family of Funds based upon its pro-rata share of net assets. For assets invested in the underlying Portfolios by Feeder Funds, the Portfolios pay half of the administration fee and the Feeder Funds pay half, for a combination of the total fee rate above. HSBC may directly or through an affiliate, use their fee revenue, past profits, or other revenue sources to pay promotional, administrative, shareholder support, and other expenses to third parties, including broker dealers, in connection with the offer, sale and administration of shares of the Funds.

        Effective July 1, 2005, pursuant to a Sub-Administration Agreement with HSBC, BISYS Fund Services Ohio, Inc. ('BISYS Ohio') a wholly-owned subsidiary of The BISYS Group, Inc, serves as the Trusts sub-administrator to each Fund subject to the general supervision of the Funds' Board of Trustees and HSBC. For these services, BISYS is entitled to a fee, payable by HSBC. Prior to July 1, 2005, BISYS Ohio received compensation for providing administration services to the Funds under the same compensation structure as those currently with HSBC.

        Under a Compliance Services Agreement between the Funds' and BISYS Ohio (the 'CCO Agreement'), BISYS Ohio makes an employee available to serve as the Funds' Chief Compliance Officer (the 'CCO'). Under the CCO Agreement, BISYS Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Funds' compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the HSBC Investor Family of Funds paid BISYS Ohio $200,000 for the fiscal year ended October 31, 2005, plus certain out of pocket expenses. Expenses incurred are reflected on the Statements of Operations as 'Compliance Service'. In addition, BISYS Ohio received a one-time implementation fee of $50,000 which is included

33    HSBC INVESTOR LIFELINE FUNDS

                                                    HSBC INVESTOR LIFELINE FUNDS
--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2005 (CONTINUED)

    in Other Expenses on the Statements of Operations. BISYS Ohio pays the salary and other compensation earned by any such individuals as employees of BISYS Ohio.

        All voluntary administration fee waivers are not subject to recoupment in subsequent fiscal periods.

    DISTRIBUTION PLAN:

        BISYS Fund Services Limited Partnership ('BISYS'), a wholly-owned subsidiary of The BISYS Fund Services, Inc., serves the Funds as Distributor (the 'Distributor'). The Trust has adopted a non-compensatory Distribution Plan and Agreement (the 'Plan') pursuant to Rule 12b-1 of the Act. The Plan provides for a monthly payment of actual expenses by the LifeLine Funds to the Distributor at a rate not to exceed 0.25% of the average daily net assets of Class A Shares (currently not being charged) and 0.75% of the average daily net assets of Class B Shares and Class C Shares of the LifeLine Funds. This payment represents expenses incurred by the Distributor for marketing costs and services rendered in distributing the LifeLine Funds' shares. BISYS, as the LifeLine Funds' distributor, received $930,944 in commissions from sales of the HSBC Investor Family of Funds of which $930,503 was reallowed to affiliated brokers and dealers.

    SHAREHOLDER SERVICING:

        The Trust has entered into a Shareholder Servicing Agreement with its shareholder servicing agents (which currently consists of HSBC and its affiliates) for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee of 0.25%, 0.25%, 0.25%, and 0.75% that is computed daily and paid monthly equal to a percentage of average daily net assets of Class A Shares, Class B Shares, Class C Shares and Class R Shares of the Fund, respectively. The aggregate fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Servicing Agreement currently are not intended to exceed 0.25% of the average daily net assets of Class A Shares, 1.00% of the average daily net assets of Class B Shares and Class C Shares, and 0.75% of the average daily net assets of Class R Shares.

    FUND ACCOUNTING, TRANSFER AGENCY, CUSTODIAN AND TRUSTEE:

        BISYS Ohio provides fund accounting and transfer agency services for all classes of each Fund. As transfer agent for the Funds, BISYS receives a fee based on the number of Funds and shareholder accounts, subject to certain minimums and reimbursement of certain expenses. As fund accountant for the Funds, BISYS receives an annual fee per Fund and share class, subject to certain minimums and reimbursement of certain expenses. HSBC is the named Custodian for the LifeLine Funds, however, there was no security maintained for which services were rendered during the period.

        Each of the six non-interested Trustees are compensated a $24,000 annual Board retainer, a $1,000 annual retainer for each Committee of the Board, and a $4,000 and $2,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. In addition, Trustees may receive compensation for special meetings and/or functioning as a Committee Chairperson or Lead Trustee. Also, the Trustees are reimbursed for certain expenses.

    FEE REDUCTIONS:

        The Investment Adviser has agreed to limit the total expenses, exclusive of interest, taxes, brokerage commissions and extraordinary expenses, of the LifeLine Funds. Each Fund Class has its own expense limitations based on average daily net assets for any full fiscal year as follows, Class A 1.50%, Class B 2.25%, Class C 2.25% and Class R 2.00%.

        In addition, the investment adviser may waive additional fees at their discretion. All contractual and any voluntary investment advisory fee waivers are not subject to recoupment in subsequent fiscal periods.

                                              HSBC INVESTOR LIFELINE FUNDS    34

 HSBC INVESTOR LIFELINE FUNDS
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2005 (CONTINUED)

4. INVESTMENT TRANSACTIONS:

        Aggregate contributions and withdrawals of the underlying Portfolios for the fiscal year ended October 31, 2005, totaled:

                                                              CONTRIBUTIONS   WITHDRAWALS
                                                              -------------   -----------
Aggressive Growth Fund......................................   $1,427,065      $ 73,039
Growth Fund.................................................    5,439,422       145,205
Moderate Growth Fund........................................    6,772,906       307,156
Conservative Growth Fund....................................    1,980,205        71,413
Conservative Income Fund....................................      863,411        71,019

5. FEDERAL INCOME TAX INFORMATION:

        The tax characteristics of dividends paid by the Funds during the fiscal year ended October 31, 2005 were as follows:

                                             DIVIDENDS PAID FROM
                                       --------------------------------
                                                            NET LONG
                                                              TERM        TOTAL TAXABLE    TAX EXEMPT     TOTAL DIVIDENDS
                                       ORDINARY INCOME    CAPITAL GAINS     DIVIDENDS     DISTRIBUTIONS       PAID(1)
                                       ---------------    -------------     ---------     -------------       -------
Moderate Growth Strategy Fund........       $  189           $   --          $  189          $   --           $  189
Conservative Growth Strategy Fund....          208               --             208              --              208
Conservative Income Strategy Fund....        3,499               --           3,499              --            3,499

        As of October 31, 2005, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

                                                             UNDISTRIBUTED
                                                               LONG TERM                                  ACCUMULATED
                        UNDISTRIBUTED    UNDISTRIBUTED TAX      CAPITAL      ACCUMULATED   DIVIDENDS   CAPITAL AND OTHER
                       ORDINARY INCOME     EXEMPT INCOME         GAINS        EARNINGS      PAYABLE         LOSSES
                       ---------------     -------------         -----        --------      -------         ------
Aggressive Growth
 Fund................      $   --             $   --            $ 9,058        $ 9,058      $    --              --
Growth Strategy
 Fund................          --                 --             16,108         16,108           --              --
Moderate Growth
 Fund................       6,406                 --              7,543         13,949           --              --
Conservative Growth
 Fund................       8,411                 --                 --          8,411           --            (996)
Conservative Income
 Fund................       6,221                 --                 --          6,221       (2,761)         (3,111)


                          UNREALIZED             TOTAL
                         APPRECIATION/        ACCUMULATED
                       (DEPRECIATION)(2)   EARNINGS/(DEFICIT)
                       -----------------   ------------------
Aggressive Growth
 Fund................      $ 62,532             $ 71,590
Growth Strategy
 Fund................       187,393              203,501
Moderate Growth
 Fund................       169,675              183,624
Conservative Growth
 Fund................        36,109               43,524
Conservative Income
 Fund................         4,209                4,558

    -------------
    (1) Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

    (2) The differences between book-basis and tax-basis unrealized appreciation/deprecation are attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, the difference between book and tax amortization methods for premium and market discount, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies, and the return of capital adjustments from real estate investment trusts.

        As of October 31, 2005, the following Funds have net capital loss carryforwards, which are available to offset future realized gains.

                                                              AMOUNT   EXPIRES
                                                              ------   -------
Conservative Growth Fund....................................  $ 996     2013
Conservative Income Fund....................................  3,111     2013

6. OTHER FEDERAL INCOME INFORMATION (UNAUDITED):

        For the fiscal year ended October 31, 2005, the following percentage of the total ordinary income dividends paid by the Funds qualify for the corporate dividends received deduction available to corporate shareholders.

35    HSBC INVESTOR LIFELINE FUNDS

                                                    HSBC INVESTOR LIFELINE FUNDS
--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2005 (CONTINUED)

                                                              DIVIDENDS
                                                              RECEIVED
                                                              DEDUCTION
                                                              ---------
Moderate Growth Strategy Fund...............................     100%
Conservative Growth Strategy Fund...........................      36%
Conservative Income Strategy Fund...........................       9%

        For the fiscal year ended October 31, 2005, dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2005 Form 1099-DIV.

                                                              AMOUNT
                                                              ------
Moderate Growth Fund........................................   100%
Conservative Growth Fund....................................    62%
Conservative Income Fund....................................    15%

                                              HSBC INVESTOR LIFELINE FUNDS    36

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and
Board of Trustees of
HSBC Investor LifeLine Funds:

We have audited the accompanying statements of assets and liabilities of HSBC Investor Aggressive Growth Strategy Fund, HSBC Investor Growth Strategy Fund, HSBC Investor Moderate Growth Strategy Fund, HSBC Investor Conservative Growth Strategy Fund and HSBC Investor Conservative Income Strategy Fund (collectively, the Funds), as of October 31, 2005, including the related statements of operations, changes in net assets and financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2005, and the results of their operations, the changes in their net assets and the financial highlights for the period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP


Columbus, Ohio
December 27, 2005

37    HSBC INVESTOR LIFELINE FUNDS

                                                    HSBC INVESTOR LIFELINE FUNDS
--------------------------------------------------------------------------------
                   TABLE OF SHAREHOLDER EXPENSES (UNAUDITED) -- OCTOBER 31, 2005

        As a shareholder of the HSBC Investor LifeLine Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; redemption fees; and exchange fees; (2) ongoing costs, including management fees; distribution and shareholder servicing fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the HSBC Investor LifeLine Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

        The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2005 through October 31, 2005.

    ACTUAL EXPENSES

        The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled 'Expenses Paid During Period' to estimate the expenses you paid on your account during this period.

                                                                                    EXPENSE PAID
                                                   BEGINNING        ENDING             DURING             EXPENSE RATIO
                                                 ACCOUNT VALUE   ACCOUNT VALUE         PERIOD*            DURING PERIOD
                                                    5/1/05         10/31/05       5/1/05 - 10/31/05     5/1/05 - 10/31/05
                                                    ------         --------       -----------------     -----------------
Aggressive Growth Strategy Fund...  Class A        $1,000.00       $1,107.60           $ 7.97                 1.50%
                                    Class B         1,000.00        1,104.50            11.94                 2.25%
                                    Class C**       1,000.00        1,055.00             9.12                 2.25%
Conservative Growth Strategy
  Fund............................  Class A         1,000.00        1,044.80             7.73                 1.50%
                                    Class B         1,000.00        1,040.90            11.57                 2.25%
                                    Class C         1,000.00        1,046.20            11.60                 2.25%
Conservative Income Strategy
  Fund............................  Class A         1,000.00        1,020.00             7.64                 1.50%
                                    Class B         1,000.00        1,016.50            11.54                 2.27%
                                    Class C***      1,000.00        1,014.10            11.24                 2.25%
Growth Strategy Fund..............  Class A         1,000.00        1,086.10             7.89                 1.50%
                                    Class B         1,000.00        1,083.40            11.82                 2.25%
                                    Class C         1,000.00        1,083.10            11.81                 2.25%
Moderate Growth Strategy Fund.....  Class A         1,000.00        1,063.90             7.80                 1.50%
                                    Class B         1,000.00        1,059.50            11.68                 2.25%
                                    Class C****     1,000.00        1,028.00             9.00                 2.25%

    -------------
       * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

      ** Information shown reflects values using the expense ratios and rates of return for the period from June 10, 2005 to October 31, 2005.

     *** Information shown reflects values using the expense ratios and rates of return for the period from May 4, 2005 to October 31, 2005.

    **** Information shown reflects values using the expense ratios and rates of return from the period from June 10, 2005 to October 31, 2005.

                                              HSBC INVESTOR LIFELINE FUNDS    38

 HSBC INVESTOR LIFELINE FUNDS
--------------------------------------------------------------------------------
 TABLE OF SHAREHOLDER EXPENSES (UNAUDITED) -- OCTOBER 31, 2005 (CONTINUED)

    HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

        The table below provides information about hypothetical account values and hypothetical expenses based on each HSBC Investor LifeLine Funds's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

        Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                    EXPENSE PAID
                                                   BEGINNING        ENDING             DURING             EXPENSE RATIO
                                                 ACCOUNT VALUE   ACCOUNT VALUE         PERIOD*            DURING PERIOD
                                                    5/1/05         10/31/05       5/1/05 - 10/31/05     5/1/05 - 10/31/05
                                                    ------         --------       -----------------     -----------------
Aggressive Growth Strategy Fund...  Class A        $1,000.00       $1,017.64           $ 7.63                 1.50%
                                    Class B         1,000.00        1,013.86            11.42                 2.25%
                                    Class C**       1,000.00        1,013.86            11.42                 2.25%
Conservative Growth Strategy
  Fund............................  Class A         1,000.00        1,017.64             7.63                 1.50%
                                    Class B         1,000.00        1,013.86            11.42                 2.25%
                                    Class C         1,000.00        1,013.86            11.42                 2.25%
Conservative Income Strategy
  Fund............................  Class A         1,000.00        1,017.64             7.63                 1.50%
                                    Class B         1,000.00        1,013.76            11.52                 2.27%
                                    Class C***      1,000.00        1,013.86            11.42                 2.25%
Growth Strategy Fund..............  Class A         1,000.00        1,017.64             7.63                 1.50%
                                    Class B         1,000.00        1,013.86            11.42                 2.25%
                                    Class C         1,000.00        1,013.86            11.42                 2.25%
Moderate Growth Strategy Fund.....  Class A         1,000.00        1,017.64             7.63                 1.50%
                                    Class B         1,000.00        1,013.86            11.42                 2.25%
                                    Class C****     1,000.00        1,013.86            11.42                 2.25%

    -------------
       * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

      ** Information shown reflects values using the expense ratios for the period from June 10, 2005 to October 31, 2005 and has been annualized to reflect values for the period May 1, 2005 to October 31, 2005.

     *** Information shown reflects values using the expense ratios for the period from May 4, 2005 to October 31, 2005 and has been annualized to reflect values for the period May 1, 2005 to October 31, 2005.

    **** Information shown reflects values using the expense ratios for the period from June 10, 2005 to October 31, 2005 and has been annualized to reflect values for the period May 1, 2005 to October 31, 2005.

39    HSBC INVESTOR LIFELINE FUNDS

                                        HSBC INVESTOR LIMITED MATURITY PORTFOLIO
--------------------------------------------------------------------------------
                           SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2005

---------------------------------------------------------------
 U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS  - 48.8%
                                         PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------   ----------
FEDERAL HOME LOAN MORTGAGE CORP.  -
 13.5%
5.00%, 7/15/14.........................   400,000       401,788
Pool #C01188, 7.00%, 6/1/31............   256,793       268,094
Pool #C75371, 6.00%, 1/1/33............   602,424       609,014
Pool #G01740, 5.50%, 12/1/34........... 3,209,052     3,170,163
                                                     ----------
                                                      4,449,059
                                                     ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION  - 20.6%
Pool #535063, 6.50%, 12/1/14...........   269,740       278,726
Pool #535933, 6.50%, 5/1/31............   188,728       194,095
Pool #555427, 6.00%, 2/1/18............ 1,612,877     1,650,312
Pool #593187, 7.00%, 11/1/31...........   536,388       561,129
Pool #704439, 5.00%, 5/1/18............ 1,525,037     1,505,448
Pool #735224, 5.50%, 2/1/35............ 1,396,020     1,379,427
Pool #740686, 6.50%, 10/1/33...........   674,816       694,105
Pool #781560, 4.49%, 10/1/34...........   502,330       495,173
                                                     ----------
                                                      6,758,415
                                                     ----------
U.S. TREASURY NOTES  - 14.7%
4.00%, 9/30/07.........................   750,000       744,668
4.125%, 8/15/08........................   400,000       397,031
3.875%, 9/15/10........................ 1,975,000     1,923,311
4.25%, 8/15/15 (c)..................... 1,790,000     1,746,648
                                                     ----------
                                                      4,811,658
                                                     ----------
TOTAL U.S. GOVERNMENT AND GOVERNMENT
 AGENCY OBLIGATIONS
 (COST $16,218,579)....................              16,019,132
                                                     ----------

---------------------------------------------------------------
 CORPORATE OBLIGATIONS  - 26.8%
AUTO MANUFACTURERS  - 1.0%
DaimlerChrysler North American
 Holdings, 4.05%, 6/4/08...............   350,000       339,798
                                                     ----------
BANKS  - 0.9%
Sovereign Bank, 5.125%, 3/15/13........   300,000       294,146
                                                     ----------
FINANCE  - 9.3%
American General Finance, 4.875%,
 5/15/10...............................   500,000       494,441
Ford Motor Credit Corp., 5.80%,
 1/12/09...............................   475,000       435,029
General Motors Acceptance Corp., 4.50%,
 7/15/06 (c)...........................   250,000       247,100
General Motors Acceptance Corp.,
 4.375%, 12/10/07......................   500,000       472,045
J.P. Morgan Chase & Co., 5.15%,
 10/1/15...............................   350,000       341,004
MBNA Europe Funding PLC, 3.88%, 9/7/07,
 (a) (b)...............................   600,000       599,881
Met Life Global Funding, 4.50%, 5/5/10,
 (b)...................................   450,000       440,921
                                                     ----------
                                                      3,030,421
                                                     ----------
MEDIA  - 2.7%
AOL Time Warner, Inc., 6.875%,
 5/1/12................................   500,000       535,179
Tribune Co., 4.875%, 8/15/10...........   350,000       341,597
                                                     ----------
                                                        876,776
                                                     ----------
PHARMACEUTICALS  - 1.0%
American Home Products, 6.95%,
 3/15/11...............................   300,000       323,345
                                                     ----------
---------------------------------------------------------------
 CORPORATE OBLIGATIONS, CONTINUED
                                         SHARES OR
                                         PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------   ----------
REAL ESTATE  - 1.2%
Erp Operating LP, 5.125%, 3/15/16......   400,000       387,950
                                                     ----------
RETAIL  - 3.7%
Fred Meyer, Inc., 7.45%, 3/1/08........   400,000       418,470
May Department Stores Co., 5.75%,
 7/15/14...............................   800,000       799,380
                                                     ----------
                                                      1,217,850
                                                     ----------
TELECOMMUNICATIONS  - 3.6%
Comcast Corp., 4.95%, 6/15/16..........   400,000       371,531
SBC Communications, Inc., 6.25%,
 3/15/11...............................   400,000       416,439
Verizon Pennsylvania, Inc., 5.65%,
 11/15/11..............................   400,000       397,192
                                                     ----------
                                                      1,185,162
                                                     ----------
TRANSPORTATION  - 3.4%
Burlington Northern Santa Fe Railway
 Co., 4.83%, 1/15/23...................   600,000       590,646
Union Pacific Railroad, 5.08%,
 1/2/29................................   550,000       537,240
                                                     ----------
                                                      1,127,886
                                                     ----------
TOTAL CORPORATE OBLIGATIONS (COST
 $8,950,792)...........................               8,783,334
                                                     ----------

---------------------------------------------------------------
 COLLATERALIZED MORTGAGE OBLIGATIONS  - 10.3%
Citigroup Mortgage Loan Trust, Inc.
 2005-WF2 AF2, 4.92%, 8/25/35..........   426,686       424,549
Countrywide Alternative Loan Trust
 2004-30CB 3A1, 5.00%, 2/25/20.........   708,898       700,954
Countrywide Home Loans 2005-HYB8 2A1,
 5.41%, 12/31/49, (a)..................   490,000       490,306
FHLB Series 00-0582, Class H, 4.75%,
 10/25/10..............................   488,484       485,739
Freddie Mac 2962 CJ, 5.50%, 11/15/23...   900,421       906,392
Greenwich Capital Commercial Funding
 Corp., 5.12%, 4/10/37.................   360,000       359,775
                                                     ----------
TOTAL COLLATERALIZED MORTGAGE
 OBLIGATIONS (COST $3,391,164).........               3,367,715
                                                     ----------

---------------------------------------------------------------
 ASSET BACKED SECURITIES  - 10.2%
Asset Backed Funding Certificates 2003-
 AHL1 A1, 3.68%, 3/25/33...............   502,170       487,738
Capital Auto Receivables Asset Trust
 2003-2 CL A4A, 1.96%, 1/15/09.........   400,000       392,198
Carmax Auto Owner Trust, 3.00%,
 9/15/08............................... 1,250,000     1,230,631
Chase Issuance Trust 2005-A8, 4.01%,
 10/15/12, (a).........................   500,000       500,000
DaimlerChrysler Auto Trust 2005-B A3,
 4.04%, 9/8/09.........................   750,000       741,975
                                                     ----------
TOTAL ASSET BACKED SECURITIES (COST
 $3,383,627)...........................               3,352,542
                                                     ----------

---------------------------------------------------------------
 INVESTMENT COMPANIES  - 2.3%
HSBC Investor Money Market Fund
 Class Y Shares*.......................   746,417       746,417
                                                     ----------
TOTAL INVESTMENT COMPANIES
 (COST $746,417).......................                 746,417
                                                     ----------

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    40

 HSBC INVESTOR LIMITED MATURITY PORTFOLIO
--------------------------------------------------------------------------------
 SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2005 (CONTINUED)

---------------------------------------------------------------
 SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN  - 1.9%
                                         PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------   ----------
Pool of various securities for HSBC
 Family of Funds -- Note 2 -- Security
 Loans.................................   629,969       629,969
                                                     ----------
TOTAL SECURITIES HELD AS COLLATERAL FOR
 SECURITIES ON LOAN (COST $629,969)....                 629,969
                                                     ----------
TOTAL INVESTMENTS (COST $33,320,548)  -
 100.3%................................              32,899,109
                                                     ----------
                                                     ----------

---------

Percentages indicated are based on net assets of $32,809,686.

(a) Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented in this report represent the rates that were in effect on October 31, 2005. The maturity dates presented reflect the final maturity date. However, each of these securities contains put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.
(b) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the investment manager based on procedures approved by the Board of Trustees.
(c) All or a portion of the security was on loan as of October 31, 2005.
*    Investment in affiliate.

41    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

                                            HSBC INVESTOR FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
                           SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2005

----------------------------------------------------------------
 U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS  -  43.4%
                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
FEDERAL HOME LOAN MORTGAGE CORP.  - 14.8%
Pool #C00368, 8.50%, 10/1/24..........     44,602         48,493
Pool #C00922, 8.00%, 2/1/30...........    298,755        318,325
Pool #C54447, 7.00%, 7/1/31...........     52,857         55,183
Pool #C60712, 6.50%, 11/1/31..........    702,412        721,502
Pool #C80387, 6.50%, 4/1/26...........     44,442         45,761
Pool #D62926, 6.50%, 8/1/25...........     32,379         33,338
Pool #G00951, 6.00%, 7/1/28...........    399,138        404,268
Pool #G01317, 7.00%, 10/1/31..........    250,566        261,593
Pool #G01740, 5.50%, 12/1/34.......... 11,519,674     11,380,074
Pool #G01857, 5.00%, 10/1/33..........  2,284,386      2,206,619
Pool #G01858, 5.00%, 7/1/34...........  2,802,521      2,702,448
                                                     -----------
                                                      18,177,604
                                                     -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION  - 15.5%
Pool #253438, 8.50%, 9/1/30...........     81,673         88,610
Pool #329530, 7.00%, 12/1/25..........    121,647        127,560
Pool #329655, 7.00%, 11/1/25..........     65,106         68,271
Pool #356905, 5.36%, 10/1/36, (a).....    360,425        368,441
Pool #398958, 6.50%, 10/1/12..........     97,522        100,739
Pool #535332, 8.50%, 4/1/30...........     69,829         75,773
Pool #535440, 8.50%, 8/1/30...........     79,129         85,850
Pool #535608, 9.50%, 4/1/30...........    150,783        166,243
Pool #548965, 8.50%, 7/1/30...........     72,134         78,260
Pool #568486, 7.00%, 1/1/31...........     40,526         42,396
Pool #573752, 8.50%, 2/1/31...........     66,235         71,861
Pool #575328, 6.50%, 4/1/31...........     95,961         98,690
Pool #623129, 6.50%, 1/1/32...........  1,168,229      1,201,451
Pool #725232, 5.00%, 3/1/34...........  1,895,784      1,830,989
Pool #735224, 5.50%, 2/1/35...........  5,122,852      5,061,959
Pool #781560, 4.49%, 10/1/34..........  1,914,184      1,886,911
Pool #817347, 6.00%, 7/1/35...........  2,628,707      2,652,000
Pool #827171, 6.00%, 6/1/35...........  4,831,097      4,873,904
                                                     -----------
                                                      18,879,908
                                                     -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION  - 0.5%
Pool #346406, 7.50%, 2/15/23..........     79,445         84,693
Pool #412530, 7.50%, 12/15/25.........    127,161        135,132
Pool #780804, 10.00%, 12/15/20........     99,860        110,987
Pool #780826, 9.50%, 5/15/18..........     58,324         64,144
Pool #781300, 7.00%, 6/15/31..........    222,684        234,140
                                                     -----------
                                                         629,096
                                                     -----------
U.S. TREASURY BONDS  - 2.8%
5.375%, 2/15/31.......................  3,150,000      3,435,469
                                                     -----------
U.S. TREASURY NOTES  - 9.8%
4.00%, 9/30/07........................  1,650,000      1,638,270
4.125%, 8/15/08.......................  1,300,000      1,290,351
3.875%, 9/15/10.......................    760,000        740,109
4.25%, 8/15/15 (e)....................  8,510,000      8,303,897
                                                     -----------
                                                      11,972,627
                                                     -----------
TOTAL U.S. GOVERNMENT AND GOVERNMENT
 AGENCY OBLIGATIONS (COST
 $53,757,787).........................                53,094,704
                                                     -----------

----------------------------------------------------------------
 CORPORATE OBLIGATIONS  - 30.6%
                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
AUTO MANUFACTURERS  - 1.0%
DaimlerChrysler North American
 Holdings, 4.05%, 6/4/08..............  1,275,000      1,237,835
                                                     -----------
BANKS  - 0.9%
Sovereign Bank, 5.125%, 3/15/13.......  1,075,000      1,054,025
                                                     -----------
BUSINESS SERVICES  - 0.9%
Xerox Corp., 9.75%, 1/15/09...........  1,000,000      1,105,000
                                                     -----------
CHEMICALS  - 1.7%
Nova Chemicals Corp., 7.00%,
 5/15/06..............................  1,200,000      1,209,000
Nova Chemicals Corp., 7.40%, 4/1/09...    900,000        913,500
                                                     -----------
                                                       2,122,500
                                                     -----------
FINANCE  - 8.8%
American General Finance, 4.875%,
 5/15/10..............................  2,100,000      2,076,650
Ford Motor Credit Corp., 5.80%,
 1/12/09 (e)..........................  1,600,000      1,465,362
General Motors Acceptance Corp.,
 4.375%, 12/10/07.....................  1,900,000      1,793,771
J.P. Morgan Chase & Co., 5.15%,
 10/1/15..............................  1,350,000      1,315,300
J.P. Morgan Chase XVII, 5.85%,
 8/1/35...............................    500,000        472,110
MBNA Europe Funding PLC, 3.88%,
 9/7/07, (a) (b)......................  2,200,000      2,199,561
Met Life Global Funding, 4.50%,
 5/5/10, (b)..........................  1,500,000      1,469,738
                                                     -----------
                                                      10,792,492
                                                     -----------
MEDIA  - 1.1%
Tribune Co., 4.875%, 8/15/10..........  1,350,000      1,317,589
                                                     -----------
MEDICAL  - 0.8%
HCA, Inc., 6.95%, 5/1/12..............  1,000,000      1,018,820
                                                     -----------
PHARMACEUTICALS  - 1.1%
American Home Products, 6.95%,
 3/15/11..............................  1,250,000      1,347,270
                                                     -----------
REAL ESTATE  - 1.0%
Erp Operating LP, 5.125%, 3/15/16.....  1,250,000      1,212,345
                                                     -----------
RETAIL  - 3.9%
Fred Meyer, Inc., 7.45%, 3/1/08.......  1,500,000      1,569,263
May Department Stores Co., 6.65%,
 7/15/14..............................  3,200,000      3,233,804
                                                     -----------
                                                       4,803,067
                                                     -----------
TELECOMMUNICATIONS  - 7.0%
AOL Time Warner, Inc., 7.70%,
 5/1/32...............................  1,500,000      1,708,339
AT&T Wireless Services, Inc., 8.75%,
 3/1/31...............................    650,000        847,633
Comcast Corp., 4.95%, 6/15/16.........  1,400,000      1,300,359
SBC Communications, Inc., 6.25%,
 3/15/11..............................  1,450,000      1,509,589
Time Warner Entertainment Co., 8.375%,
 3/15/23..............................    675,000        793,400
Verizon Global Funding Corp., 7.75%,
 12/1/30..............................    850,000        985,794
Verizon Pennsylvania, Inc., 5.65%,
 11/15/11.............................  1,400,000      1,390,173
                                                     -----------
                                                       8,535,287
                                                     -----------

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    42

 HSBC INVESTOR FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
 SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2005 (CONTINUED)

----------------------------------------------------------------
 CORPORATE OBLIGATIONS, CONTINUED
                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
TRANSPORTATION  - 2.4%
Burlington Northern Santa Fe Railway
 Co., 7.57%, 1/2/21...................    327,035        373,261
Burlington Northern Santa Fe Railway
 Co., 4.83%, 1/15/23..................  1,100,000      1,082,851
Union Pacific Corp., 6.85%, 1/2/19....    451,336        489,510
Union Pacific Railroad, 5.08%,
 1/2/29...............................  1,050,000      1,025,640
                                                     -----------
                                                       2,971,262
                                                     -----------
TOTAL CORPORATE OBLIGATIONS (COST
 $38,335,343).........................                37,517,492
                                                     -----------

----------------------------------------------------------------
 COLLATERALIZED MORTGAGE OBLIGATIONS  - 15.6%
Banc of America Commercial Mortgage,
 Inc. 00 2 A2, 7.20%, 5/15/10.........    675,000        726,153
Chase Commercial Mortgage Securities
 Corp. 99 2 A2, 7.20%, 1/15/32........    700,000        751,717
Citigroup Mortgage Loan Trust, Inc.
 2005-WF2 AF2, 4.92%, 8/25/35.........  1,351,171      1,344,405
Countrywide Alternative Loan Trust
 2004-30CB 3A1, 5.00%, 2/25/20........  2,543,172      2,514,673
Countrywide Home Loans 2005-HYB8 2A1,
 5.41%, 12/31/49, (a).................  1,840,000      1,841,150
DLJ Mortgage Acceptance Corp. IO 97
 CF1 S, 0.91%, 5/15/30, (b) (c).......    497,419          4,900
Fannie Mae IO 00 16 PS, 4.56%,
 10/25/29, (c)........................    101,337          6,206
Fannie Mae IO 01 4 SA, 3.58%,
 2/17/31, (c).........................    350,150         20,855
Fannie Mae IO 200 32 SV, 4.62%,
 3/18/30, (c).........................     48,440          2,172
Fannie Mae IO 270 2, 8.50%, 9/1/23,
 (c)..................................     74,943         18,391
Fannie Mae IO 296 2, 8.00%, 4/1/24,
 (c)..................................     83,848         19,538
Fannie Mae IO 306 2, 8.00%, 5/1/30,
 (c)..................................    110,914         26,099
FHA Weyerhauser, 7.43%, 1/1/24, (d)
 (f)..................................     78,037         78,037
First Union-Chase Commercial Mortgage
 99 C2 A2, 6.645%, 6/15/31............    582,622        607,740
Freddie Mac 2894 QA, 5.50%,
 12/15/24.............................  4,047,957      4,089,291
Freddie Mac 2962 CJ, 5.50%,
 11/15/23.............................  3,317,340      3,339,340
Freddie Mac IO 1534 K, 3.40%,
 6/15/23, (c).........................    231,789         12,583
Freddie Mac IO 2141 SD, 4.18%,
 4/15/29, (c).........................    165,707         16,224
Freddie Mac IO 2247 SC, 3.53%,
 8/15/30, (c).........................    112,472          4,330
GE Capital Commercial Mortgage Corp.
 01 1 A1, 6.08%, 5/15/33..............    215,244        219,552
GMAC Commercial Mortgage Securities,
 Inc. 98 C2 A2, 6.42%, 5/15/35........    571,792        590,172
GMAC Commercial Mortgage Securities,
 Inc. IO 96 C1 X2, 2.08%,
 10/15/28, (c)........................    188,706          1,882
Government National Mortgage
 Association IO 99 29 SD, 4.03%,
 3/16/26, (c).........................      5,511             11
Government National Mortgage
 Association IO 99 30 S, 4.63%,
 8/16/29, (c).........................    112,397          8,825
Government National Mortgage
 Association IO 99 30 SA, 4.03%,
 4/16/29, (c).........................    145,516          9,532
Government National Mortgage
 Association IO 99 32 SB, 4.03%,
 7/16/27, (c).........................     52,862          1,294

----------------------------------------------------------------
 COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED
                                        SHARES OR
                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
Greenwich Capital Commercial Funding
 Corp., 5.12%, 4/10/37................  1,350,000      1,349,156
GS Mortgage Securities Corp. IO 97 GL
 X2, 0.90%, 7/13/30, (c)..............    367,626          4,695
LB-UBS Commercial Mortgage Trust 00 C3
 A1, 7.95%, 7/15/09...................    212,057        218,483
PNC Mortgage Acceptance Corp. 00 C2
 A2, 7.30%, 10/12/33..................    600,000        648,731
Salomon Brothers Mortgage Securities
 VII 00 C3 A2, 6.59%, 12/18/33........    650,000        686,135
                                                     -----------
TOTAL COLLATERALIZED MORTGAGE
 OBLIGATIONS (COST $19,172,949).......                19,162,272
                                                     -----------

----------------------------------------------------------------
 ASSET BACKED SECURITIES  - 8.7%
Asset Backed Funding Certificates
 2003-AHL1 A1, 3.68%, 3/25/33.........  1,763,872      1,713,178
Capital Auto Receivables Asset Trust
 2003-2 CL A4A, 1.96%, 1/15/09........  1,450,000      1,421,719
DaimlerChrysler Auto Trust 2004-C A4,
 3.28%, 12/8/09.......................  1,500,000      1,455,253
DaimlerChrysler Auto Trust 2005-B A3,
 4.04%, 9/8/09........................    950,000        939,835
Peco Energy Transition Trust 00 A A3,
 7.625%, 3/1/10.......................    600,000        648,023
Union Acceptance Corp. 01 C B, 4.73%,
 11/9/09..............................  2,500,000      2,501,344
WFS Financial Owner Trust 2004-3 A3,
 3.30%, 4/17/09.......................  2,000,000      1,974,292
                                                     -----------
TOTAL ASSET BACKED SECURITIES (COST
 $10,696,796).........................                10,653,644
                                                     -----------

----------------------------------------------------------------
 INVESTMENT COMPANIES  - 0.8%
HSBC Investor Money Market Fund
 Class Y Shares *.....................  1,011,001      1,011,001
                                                     -----------
TOTAL INVESTMENT COMPANIES (COST
 $1,011,001)..........................                 1,011,001
                                                     -----------

----------------------------------------------------------------
 MUNICIPAL BONDS  - 0.7%
URBAN AND COMMUNITY DEVELOPMENT  - 0.7%
Louisiana Local Government
 Environmental Facilities & Community
 Development (LOC AMBAC), 6.30%,
 7/1/30...............................    850,000        882,521
                                                     -----------
TOTAL MUNICIPAL BONDS
 (COST $931,100)......................                   882,521
                                                     -----------

----------------------------------------------------------------
 SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN  - 6.0%
Pool of various securities for HSBC
 Family of Funds -- Note 2 --
 Security Loans.......................  7,362,043      7,362,043
                                                     -----------
TOTAL SECURITIES HELD AS COLLATERAL
 FOR SECURITIES ON LOAN (COST
 $7,362,043)..........................                 7,362,043
                                                     -----------
TOTAL INVESTMENTS
 (COST $131,267,019)  - 105.8%........               129,683,677
                                                     -----------
                                                     -----------

---------

Percentages indicated are based on net assets of $122,529,780.

43    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

                                            HSBC INVESTOR FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
               SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2005 (CONTINUED)

(a) Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented in this report represents the rates that were in final on October 31, 2005. The maturity dates presented reflect the stated maturity dates. However, each of these securities contains put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.
(b) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the investment manager based on procedures approved by the Board of Trustees.

(c) Interest-only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an Interest-Only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The interest rate presented represents the rates that were in effect on October 31, 2005. The principal amount shown is the notional amount of the underlying mortgages.
(d) Rule 144a, section 4(2) or other security which is restricted as to resale to institutional investors. The Investment Advisor, using Board approved procedures, has deemed these securities to be illiquid. Represents 0.06% of net assets.
(e) All or a portion of the security was on loan as of October 31, 2005.
(f) Security was fair valued (See note 2) as of October 31, 2005.
*    Investment in affiliate.
AMBAC  - American Municipal Bank Assurance Corp.
LOC  - Letter of Credit

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    44

 HSBC INVESTOR GROWTH PORTFOLIO
--------------------------------------------------------------------------------
 SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2005

-----------------------------------------------------------------
 COMMON STOCKS  - 97.8%
                                            SHARES      VALUE($)
                                           ---------   ----------
AEROSPACE & DEFENSE  - 3.2%
General Dynamics Corp....................     10,650    1,238,595
The Boeing Co............................      5,600      361,984
                                                       ----------
                                                        1,600,579
                                                       ----------
BIOTECHNOLOGY  - 4.4%
Amgen, Inc. (a)..........................     19,050    1,443,228
Gilead Sciences, Inc. (a)................     15,500      732,375
                                                       ----------
                                                        2,175,603
                                                       ----------
BUSINESS SERVICES  - 3.0%
Paychex, Inc.............................     37,800    1,465,128
                                                       ----------
CHEMICALS  - 2.3%
Monsanto Co..............................     18,150    1,143,632
                                                       ----------
COMPUTER SOFTWARE  - 9.2%
Adobe Systems, Inc.......................     18,600      599,850
Automatic Data Processing, Inc...........     25,250    1,178,165
EMC Corp. (a)............................     33,550      468,358
Microsoft Corp...........................     71,850    1,846,544
SAP AG...................................     10,700      459,458
                                                       ----------
                                                        4,552,375
                                                       ----------
COMPUTERS  - 1.2%
Apple Computer, Inc. (a).................     10,650      613,334
                                                       ----------
CONSUMER PRODUCTS  - 3.0%
Harman International Industries, Inc.....      4,950      494,307
The Procter & Gamble Co..................     17,950    1,005,021
                                                       ----------
                                                        1,499,328
                                                       ----------
DIVERSIFIED MANUFACTURING OPERATIONS  - 3.4%
General Electric Co......................     50,062    1,697,602
                                                       ----------
ELECTRONIC COMPONENTS &
 SEMICONDUCTORS  - 3.3%
Broadcom Corp. (a).......................     11,000      467,060
Maxim Integrated Products, Inc...........     11,400      395,352
Microchip Technology, Inc................     25,150      758,776
                                                       ----------
                                                        1,621,188
                                                       ----------
FINANCIAL SERVICES  - 17.0%
American Express Co......................      8,900      442,953
Franklin Resources, Inc..................     16,100    1,422,757
Goldman Sachs Group, Inc.................      4,150      524,436
Legg Mason, Inc..........................     15,000    1,609,649
Moody's Corp.............................     11,000      585,860
Robert Half International, Inc...........     22,650      835,332
SLM Corp.................................     39,400    2,187,881
The Chicago Mercantile Exchange Holdings,
 Inc.....................................      2,050      748,558
                                                       ----------
                                                        8,357,426
                                                       ----------
HEALTH CARE  - 8.4%
DENTSPLY International, Inc..............      7,100      391,494
Medtronic, Inc...........................     20,700    1,172,862
Stryker Corp.............................     11,850      486,680
UnitedHealth Group, Inc..................     36,500    2,112,985
                                                       ----------
                                                        4,164,021
                                                       ----------

-----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                            SHARES      VALUE($)
                                           ---------   ----------

HOTELS & LODGING  - 1.5%
Las Vegas Sands Corp. (a)................      6,700      229,810
Starwood Hotels & Resorts Worldwide,
 Inc.....................................      8,700      508,341
                                                       ----------
                                                          738,151
                                                       ----------
INTERNET RELATED  - 6.5%
eBay, Inc. (a)...........................     11,800      467,280
Google, Inc., Class A (a)................      6,050    2,251,447
Yahoo!, Inc. (a).........................     13,850      512,035
                                                       ----------
                                                        3,230,762
                                                       ----------
MEDICAL & HEALTH PRODUCTS  - 3.8%
Genentech, Inc. (a)......................     20,929    1,896,167
                                                       ----------
OIL & GAS  - 8.6%
Baker Hughes, Inc........................     16,150      887,604
Schlumberger Ltd.........................     19,750    1,792,708
Smith International, Inc.................     48,200    1,561,680
                                                       ----------
                                                        4,241,992
                                                       ----------
PHARMACEUTICALS  - 6.7%
Alcon, Inc...............................      8,400    1,116,360
Allergan, Inc............................      4,350      388,455
Johnson & Johnson........................     28,550    1,787,801
                                                       ----------
                                                        3,292,616
                                                       ----------
RETAIL  - 9.7%
Advance Auto Parts (a)...................     10,025      375,938
Best Buy Co., Inc........................      9,875      437,068
CVS Corp.................................     16,750      408,868
Home Depot, Inc..........................     20,750      851,579
Staples, Inc.............................     22,775      517,676
Walgreen Co..............................     40,017    1,817,971
Weight Watchers International, Inc.
 (a).....................................      6,600      346,962
                                                       ----------
                                                        4,756,062
                                                       ----------
TELECOMMUNICATIONS  - 1.1%
QUALCOMM, Inc............................     13,200      524,832
                                                       ----------
TRANSPORTATION  - 1.5%
Expeditors International of Washington,
 Inc.....................................     12,300      746,241
                                                       ----------
TOTAL COMMON STOCKS
 (COST $42,329,616)......................              48,317,039
                                                       ----------

-----------------------------------------------------------------
 INVESTMENT COMPANIES  - 2.2%
                                            SHARES      VALUE($)
                                           ---------   ----------
HSBC Investor Money Market Fund Class Y
 Shares*.................................  1,106,735    1,106,735
                                                       ----------
TOTAL INVESTMENT COMPANIES (COST
 $1,106,735).............................               1,106,735
                                                       ----------
TOTAL INVESTMENTS
 (COST $43,436,351)  - 100.0%............              49,423,774
                                                       ----------
                                                       ----------

---------

Percentages indicated are based on net assets of $49,414,699.

(a) Represents non-income producing security.

  * Investment in affiliate.

45    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

                                                   HSBC INVESTOR VALUE PORTFOLIO
--------------------------------------------------------------------------------
                           SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2005

----------------------------------------------------------------
 COMMON STOCKS  - 97.5%
                                            SHARES     VALUE($)
                                            -------   ----------
AEROSPACE & DEFENSE  - 7.9%
Lockheed Martin Corp......................   24,600    1,489,776
Northrop Grumman Corp.....................   32,600    1,748,990
Raytheon Co...............................   28,300    1,045,685
                                                      ----------
                                                       4,284,451
                                                      ----------
BANKING  - 4.8%
Bank of America Corp......................   23,600    1,032,264
Wells Fargo & Co..........................   25,800    1,553,160
                                                      ----------
                                                       2,585,424
                                                      ----------
BUSINESS SERVICES  - 2.5%
Pitney Bowes, Inc.........................   32,100    1,350,768
                                                      ----------
COMPUTER SOFTWARE  - 7.1%
Computer Associates International, Inc....   87,100    2,436,187
Microsoft Corp............................   54,300    1,395,510
                                                      ----------
                                                       3,831,697
                                                      ----------
CONGLOMERATES  - 1.9%
Loews Corp................................   11,200    1,041,376
                                                      ----------
CONSUMER PRODUCTS  - 7.3%
Altria Group, Inc.........................   29,200    2,191,460
Kimberly-Clark Corp.......................   31,000    1,762,040
                                                      ----------
                                                       3,953,500
                                                      ----------
DIVERSIFIED MANUFACTURING OPERATIONS  -
 2.1%
Ingersoll-Rand Co.........................   29,800    1,126,142
                                                      ----------
ELECTRONIC COMPONENTS & SEMICONDUCTORS  -
 3.7%
Agilent Technologies, Inc. (a)............   62,900    2,013,429
                                                      ----------
FINANCIAL SERVICES  - 17.0%
Citigroup, Inc............................   36,707    1,680,446
Countrywide Financial Corp................   76,600    2,433,582
Fannie Mae................................   44,000    2,090,880
Genworth Financial, Inc., Class A.........   28,000      887,320
J.P. Morgan Chase & Co....................   39,150    1,433,673
MGIC Investment Corp......................   11,800      699,032
                                                      ----------
                                                       9,224,933
                                                      ----------
GAS & ELECTRIC UTILITY  - 1.5%
Dominion Resources, Inc...................   11,000      836,880
                                                      ----------
INSURANCE  - 8.1%
Aetna, Inc................................   12,400    1,098,144
AON Corp..................................   26,900      910,565
Radian Group, Inc.........................   21,400    1,114,940
The Hartford Financial Services Group,
 Inc......................................   15,700    1,252,075
                                                      ----------
                                                       4,375,724
                                                      ----------

----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                            SHARES     VALUE($)
                                            -------   ----------

MEDIA  - 5.3%
Liberty Media Corp., Class A (a)..........  100,350      799,790
Viacom, Inc., Class B.....................   66,100    2,047,117
                                                      ----------
                                                       2,846,907
                                                      ----------
METALS & MINING  - 6.2%
Barrick Gold Corp.........................   62,700    1,583,175
POSCO ADR.................................   11,800      605,222
Rio Tinto PLC ADR.........................    7,500    1,144,650
                                                      ----------
                                                       3,333,047
                                                      ----------
OIL & GAS  - 12.6%
Burlington Resources, Inc.................    9,500      686,090
ConocoPhillips............................   14,082      920,681
Kerr-McGee Corp...........................   33,589    2,856,409
Noble Energy, Inc.........................   59,000    2,362,950
                                                      ----------
                                                       6,826,130
                                                      ----------
PAPER PRODUCTS  - 1.4%
International Paper Co....................   26,800      782,024
                                                      ----------
TELECOMMUNICATIONS  - 6.0%
BellSouth Corp............................   36,050      938,021
Motorola, Inc.............................   72,000    1,595,520
Sprint Nextel Corp........................   30,600      713,286
                                                      ----------
                                                       3,246,827
                                                      ----------
TRANSPORTATION  - 2.1%
Union Pacific Corp........................   16,700    1,155,306
                                                      ----------
TOTAL COMMON STOCKS
 (COST $45,949,150).......................            52,814,565
                                                      ----------

----------------------------------------------------------------
 INVESTMENT COMPANIES  - 0.6%
                                            SHARES     VALUE($)
                                            -------   ----------
HSBC Investor Money Market Fund
 Class Y Shares*..........................  312,264      312,264
                                                      ----------
TOTAL INVESTMENT COMPANIES
 (COST $312,264)..........................               312,264
                                                      ----------
TOTAL INVESTMENTS
 (COST $46,261,414)  - 98.1%..............            53,126,829
                                                      ----------
                                                      ----------

---------

Percentages indicated are based on net assets of $54,150,448.
  * Investment in Affiliate
(a) Represents non-income producing security.
ADR - American Depositary Receipt

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    46

 HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
 SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2005

----------------------------------------------------------------
 COMMON STOCKS  - 98.5%
                                          SHARES      VALUE($)
                                         ---------   -----------
AUSTRALIA  - 1.1%
BlueScope Steel Ltd....................    96,800        616,221
Macquarie Airports.....................   699,400      1,574,606
Macquarie Infrastructure Group.........   154,500        397,394
                                                     -----------
                                                       2,588,221
                                                     -----------
AUSTRIA  - 0.5%
Omv AG.................................    20,500      1,105,950
                                                     -----------
BELGIUM  - 1.7%
Delhaize Group.........................    51,900      3,008,743
KBC Bankverzekeringsholding............    11,300        920,875
                                                     -----------
                                                       3,929,618
                                                     -----------
BRAZIL  - 2.1%
Braskem SA-Pref (b)....................    40,000        344,843
CIA de Saneamento Basico do Estado de
 Sao Paulo............................. 7,710,000        493,032
Gerdau SA ADR..........................    50,100        679,857
Petroleo Brasileiro SA ADR.............    27,700      1,589,149
Unibanco GDR...........................    13,000        679,900
Usinas Siderurgicas de Minas Gerais
 SA....................................    30,200        610,495
Votorantim Celulos Papel SA ADR........    34,250        409,973
                                                     -----------
                                                       4,807,249
                                                     -----------
CANADA  - 2.3%
Canadian Natural Resources.............    43,400      1,774,886
EnCana Corp............................    30,000      1,371,951
Nexen, Inc.............................    20,000        823,171
Teck Cominco Ltd., B shares............    32,300      1,361,152
                                                     -----------
                                                       5,331,160
                                                     -----------
CHINA  - 0.1%
China Petroleum & Chemical Corp........   592,000        239,076
                                                     -----------
FINLAND  - 0.5%
Sampo OYJ, Class A.....................    77,000      1,181,124
                                                     -----------
FRANCE  - 10.9%
Assurances Generales de France.........    36,800      3,504,532
BNP Paribas SA.........................    15,800      1,198,226
Credit Agricole SA.....................    75,900      2,225,300
France Telecom SA......................    32,800        852,631
Renault SA.............................    55,300      4,788,787
Sanofi-Aventis.........................    57,800      4,630,180
Societe Generale.......................    33,700      3,848,704
Thomson SA.............................    58,900      1,110,378
Total SA, B Shares.....................    11,700      2,944,053
                                                     -----------
                                                      25,102,791
                                                     -----------
GERMANY  - 6.7%
Continental AG.........................    51,400      3,928,072
E.ON AG................................    41,000      3,714,684
Fresenius Medical Care AG..............    22,800      2,058,314
MAN AG.................................    66,000      3,060,449
Muenchener Rueckversicherungs-
 Gesellschaft AG.......................    22,400      2,629,530
                                                     -----------
                                                      15,391,049
                                                     -----------
HUNGARY  - 0.4%
MOL Magyar Olaj -- es Gazipari Rt.
 GDR...................................     9,600        904,800
                                                     -----------
----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                          SHARES      VALUE($)
                                         ---------   -----------
IRELAND  - 0.7%
Depfa Bank plc.........................    96,470      1,504,564
                                                     -----------
ISRAEL  - 0.5%
Bank Hapoalim BM.......................   286,600      1,098,642
                                                     -----------
ITALY  - 1.9%
ENI SpA................................   166,500      4,456,335
                                                     -----------
JAPAN  - 24.4%
Canon, Inc.............................    89,300      4,727,388
East Japan Railway Co..................       102        606,134
Hitachi, Ltd...........................   144,000        886,868
Honda Motor Co., Ltd...................    96,600      5,373,359
ITOCHU Corp............................   317,000      2,173,147
Japan Tobacco, Inc.....................       240      3,794,856
JFE Holdings, Inc......................   121,400      3,771,805
Kobe Steel, Ltd........................   958,000      2,830,925
Kyocera Corp...........................    11,400        739,491
Mitsubishi UFJ Financial Group, Inc....       133      1,671,891
Mitsui Chemicals, Inc..................   310,000      1,857,499
Nippon Mining Holdings, Inc............   360,000      2,673,254
Nissan Motor Co., Ltd..................   225,100      2,360,275
ORIX Corp..............................    27,800      5,213,614
Sanyo Shinpan Finance Co., Ltd.........    26,900      1,957,695
Sega Sammy Holdings, Inc...............     9,800        352,698
Sega Sammy Holdings, Inc. (b)..........     9,800        352,797
Sony Corp..............................    12,510        408,770
Sumitomo Metal Industries, Ltd.........   294,000      1,018,033
Sumitomo Mitsui Financial Group,
 Inc...................................       598      5,523,745
The Tokyo Electric Power Co., Inc......    90,600      2,253,088
Tokyo Gas Co., Ltd.....................   529,000      2,080,678
Toyota Motor Corp......................    51,600      2,393,128
UNY Co., Ltd...........................    90,000      1,121,975
                                                     -----------
                                                      56,143,113
                                                     -----------
LUXEMBOURG  - 2.2%
Arcelor................................   211,180      5,014,193
                                                     -----------
NETHERLANDS  - 4.5%
ABN AMRO Holding NV....................    44,453      1,051,350
European Aeronautic Defence and Space
 Co....................................    79,660      2,759,807
ING Groep NV...........................   190,468      5,492,775
Royal Dutch Shell plc, A Shares........    33,600      1,035,958
                                                     -----------
                                                      10,339,890
                                                     -----------
PHILIPPINES  - 0.3%
Philippine Long Distance Telephone
 Co....................................    21,000        641,110
                                                     -----------
SINGAPORE  - 1.9%
Flextronics International Ltd. (b).....   162,400      1,508,696
Singapore Telecommunications Ltd....... 2,104,630      2,900,304
                                                     -----------
                                                       4,409,000
                                                     -----------
SOUTH AFRICA  - 0.8%
ABSA Group Ltd.........................    27,540        365,668
Sanlam Ltd.............................   554,040      1,021,108
Telkom South Africa Ltd................    28,000        529,052
                                                     -----------
                                                       1,915,828
                                                     -----------

47    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

                                    HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
               SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2005 (CONTINUED)

----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                          SHARES      VALUE($)
                                         ---------   -----------
SOUTH KOREA  - 2.5%
Hyundai Motor Co.......................    11,600        857,749
Industrial Bank of Korea GDR...........    88,300      1,081,675
Kookmin Bank ADR.......................    14,600        852,932
POSCO ADR..............................    34,200      1,754,118
Shinhan Financial Group Co., Ltd.
 ADR...................................    19,450      1,312,681
                                                     -----------
                                                       5,859,155
                                                     -----------
SPAIN  - 3.7%
Endesa SA..............................   155,800      3,867,995
Repsol YPF SA..........................   155,000      4,616,429
                                                     -----------
                                                       8,484,424
                                                     -----------
SWITZERLAND  - 1.8%
Credit Suisse Group....................    81,100      3,588,142
Micronas Semiconductor Holding AG
 (b)...................................    14,300        484,846
                                                     -----------
                                                       4,072,988
                                                     -----------
TAIWAN  - 1.4%
China Steel Corp. GDR..................    43,470        697,694
Compal Electronics, Inc. GDR...........   222,840      1,065,175
Far Eastone Telecommunications Co.,
 Ltd. GDR..............................    21,400        373,128
Gigabyte Technology Co., Ltd...........   270,112        224,669
Taiwan Semiconductor Manufacturing Co.,
 Ltd...................................   491,141        763,122
                                                     -----------
                                                       3,123,788
                                                     -----------
THAILAND  - 0.3%
PTT Public Company Ltd. plc............   121,400        726,732
                                                     -----------
TURKEY  - 0.1%
Ford Otomotiv Sanayi AS................    47,640        342,464
                                                     -----------
UNITED KINGDOM  - 25.2%
Aviva plc..............................   346,270      4,088,803
Barclays plc...........................   410,200      4,064,675
BP Amoco plc...........................   410,200      4,543,590
British Aerospace plc..................   485,500      2,840,581
British American Tobacco plc...........    28,000        616,085
Friends Provident plc..................   782,500      2,441,216
George Wimpey plc......................   244,600      1,772,262
Glaxosmithkline plc....................   133,600      3,474,475

----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                          SHARES      VALUE($)
                                         ---------   -----------
UNITED KINGDOM, CONTINUED
HBOS plc...............................   260,121      3,842,156
Intercontinental Hotels Group plc......   120,214      1,502,351
International Power plc................   300,000      1,231,847
Mitchells & Butlers plc................   119,800        769,498
Punch Taverns plc......................   185,000      2,394,991
Royal & Sun Alliance Insurance Group
 plc...................................   736,000      1,252,824
Royal Bank of Scotland Group plc.......   169,100      4,682,159
Royal Dutch Shell plc, B Shares........    45,973      1,499,509
Sainsbury plc..........................   410,062      2,025,468
Tate & Lyle plc........................   235,000      1,928,271
Taylor Woodrow plc.....................   361,600      2,004,519
Trinity Mirror plc.....................   145,600      1,534,559
Vodafone Group plc..................... 1,461,053      3,835,556
Whitbread plc..........................   145,200      2,416,537
Xstrata plc............................   146,000      3,344,512
                                                     -----------
                                                      58,106,444
                                                     -----------
TOTAL COMMON STOCKS
 (COST $187,403,528)...................              226,819,708
                                                     -----------

----------------------------------------------------------------
 CASH RESERVE  - 0.4%
Investors Bank Trust Cash Reserve......   937,632        937,632
                                                     -----------
TOTAL CASH RESERVE
 (COST $937,632).......................                  937,632
                                                     -----------

----------------------------------------------------------------
 RIGHTS & WARRANTS  - 0.0%
UNITED KINGDOM  - 0.0%
TI Automotive Ltd., Class A (b) (c)....   190,000              0
                                                     -----------
TOTAL RIGHTS & WARRANTS
 (COST $0).............................                        0
                                                     -----------
TOTAL INVESTMENTS
 (COST $188,341,160)  - 98.9%..........              227,757,340
                                                     -----------
                                                     -----------

---------
Percentages indicated are based on net assets of $230,229,852.
(a) Not used.
(b) Represents non-income producing security.
(c) Represents illiquid security.
ADR -- American Depositary Receipt
GDR -- Global Depositary Receipt

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    48

 HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
 SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2005 (CONTINUED)

                                                              PERCENT OF
INDUSTRY                                                      NET ASSETS
--------                                                      ----------
Aerospace & Defense.........................................      2.4%
Automotive..................................................      8.7%
Banking & Financial Services................................     22.7%
Building & Construction.....................................      1.6%
Chemicals...................................................      1.0%
Computer Related............................................      0.6%
Drugs -- Medical............................................      4.4%
Electrical..................................................      2.8%
Electronic Components & Semiconductors......................      2.1%
Energy......................................................      0.5%
Food & Beverage.............................................      0.9%
Insurance...................................................      7.0%
Leisure.....................................................      1.9%
Manufacturing...............................................      5.3%
Metals & Mining.............................................      9.4%
Multimedia..................................................      1.1%
Oil & Gas...................................................     15.7%
Paper Products..............................................      0.2%
Cash........................................................      0.4%
Retail......................................................      3.2%
Telecommunications..........................................      4.0%
Tobacco.....................................................      1.9%
Transportation Services.....................................      1.1%
                                                                ------
Total Investments...........................................     98.9%
                                                                ------
Other assets in excess of liabilities.......................      1.1%
                                                                ------
Net Assets..................................................    100.0%
                                                                ------
                                                                ------

49    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

                                        HSBC INVESTOR SMALL CAP EQUITY PORTFOLIO
--------------------------------------------------------------------------------
                           SCHEDULE OF PORTFOLIO INVESTMENTS -- OCTOBER 31, 2005

----------------------------------------------------------------
 COMMON STOCKS  - 98.7%
                                          SHARES      VALUE($)
                                        ----------   -----------
ADVERTISING  - 2.3%
Monster Worldwide, Inc. (a) (b).......    154,700      5,075,707
                                                     -----------
BANKING  - 4.3%
East West Bancorporation, Inc.........    112,000      4,288,480
Wintrust Financial Corp...............     95,200      5,110,336
                                                     -----------
                                                       9,398,816
                                                     -----------
BIOTECHNOLOGY  - 4.0%
Celgene Corp. (a).....................    154,100      8,645,010
                                                     -----------
COMMERCIAL SERVICES  - 4.2%
Alliance Data Systems Corp. (a).......    123,000      4,373,880
ValueClick, Inc. (a)..................    275,300      4,817,750
                                                     -----------
                                                       9,191,630
                                                     -----------
COMPUTER SOFTWARE  - 7.0%
CheckFree Corp. (a)...................     60,300      2,562,750
Satyam Computer Services Ltd. ADR.....     86,200      2,946,316
SRA International, Inc., Class A (a)
 (b)..................................    157,500      5,169,150
Transaction Systems Architects, Inc.,
 Class A (a)..........................    173,500      4,686,235
                                                     -----------
                                                      15,364,451
                                                     -----------
CONSULTING SERVICES  - 1.4%
LECG Corp. (a)........................    138,600      3,061,674
                                                     -----------
DIVERSIFIED MANUFACTURING OPERATIONS  - 8.6%
Actuant Corp., Class A................     98,300      4,787,210
AMETEK, Inc...........................    166,300      6,773,399
AptarGroup, Inc.......................     13,000        665,470
IDEX Corp.............................    140,100      5,606,802
Roper Industries, Inc.................     26,400        995,280
                                                     -----------
                                                      18,828,161
                                                     -----------
ELECTRONIC COMPONENTS & SEMICONDUCTORS  - 9.1%
Advanced Analogic Technologies, Inc.
 (a)..................................     92,000      1,002,800
Amphenol Corp., Class A...............     54,800      2,190,356
ATMI, Inc. (a)........................    108,800      2,971,328
Cognos, Inc. (a)......................     60,200      2,259,306
Power Integrations, Inc. (a)..........    133,700      2,822,407
Thermo Electron Corp. (a).............    188,300      5,684,777
Varian Semiconductor Equipment
 Associates, Inc. (a) (b).............     80,100      3,029,382
                                                     -----------
                                                      19,960,356
                                                     -----------
ENVIRONMENTAL SERVICES  - 5.5%
Pioneer Natural Resources Co..........     57,600      2,882,880
Republic Services, Inc., Class A......    153,900      5,440,365
Waste Connections, Inc. (a)...........    109,200      3,644,004
                                                     -----------
                                                      11,967,249
                                                     -----------
FINANCIAL SERVICES  - 2.2%
Affiliated Managers Group, Inc. (a)
 (b)..................................     62,800      4,819,900
                                                     -----------
HEALTH CARE  - 16.9%
Advanced Medical Optics, Inc. (a).....    111,900      3,992,592
Amylin Pharmaceuticals Inc. (a).......     32,500      1,092,000
Charles River Laboratories (a)........     46,100      2,017,336
CYTYC Corp. (a).......................    151,000      3,827,850
Inamed Corp. (a)......................     97,900      6,960,690
Kinetic Concepts, Inc. (a)............     72,000      2,584,800
Manor Care, Inc. (b)..................    161,000      5,997,250
Omnicare, Inc. (b)....................    154,700      8,369,270
PacifiCare Health Systems, Inc. (a)...     27,700      2,281,372
                                                     -----------
                                                      37,123,160
                                                     -----------



----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                          SHARES      VALUE($)
                                        ----------   -----------

HOSPITALS  - 2.0%
Triad Hospitals, Inc. (a).............    103,800      4,269,294
                                                     -----------
INTERNET RELATED  - 1.6%
Concur Technologies, Inc. (a).........    226,300      3,057,313
RSA Security, Inc. (a)................     32,400        369,360
                                                     -----------
                                                       3,426,673
                                                     -----------
OIL & GAS  - 14.1%
Chesapeake Energy Corp................    149,000      4,782,900
Consol Energy, Inc....................     76,200      4,640,580
Denbury Resources, Inc. (a)...........    100,400      4,380,452
Massey Energy Co......................    186,900      7,489,083
Peabody Energy Corp...................     68,800      5,377,408
Smith International, Inc..............    130,500      4,228,200
                                                     -----------
                                                      30,898,623
                                                     -----------
PHARMACEUTICALS  - 4.7%
Elan Corp. plc ADR (a) (b)............    555,800      4,585,350
OSI Pharmaceuticals, Inc. (a) (b).....    160,100      3,730,330
Santarus, Inc. (a) (b)................    333,100      2,048,565
                                                     -----------
                                                      10,364,245
                                                     -----------
RETAIL  - 6.1%
Dick's Sporting Goods, Inc. (a) (b)...     75,300      2,253,729
P.F. Chang's China Bistro, Inc. (a)
 (b)..................................     41,700      1,907,358
Talbots, Inc..........................    137,300      3,582,157
Weight Watchers International, Inc.
 (a)..................................     40,100      2,108,057
Williams-Sonoma, Inc. (a).............     86,600      3,386,926
                                                     -----------
                                                      13,238,227
                                                     -----------
TELECOMMUNICATIONS  - 3.0%
Polycom, Inc. (a).....................    279,600      4,277,880
Scientific-Atlanta, Inc...............     67,200      2,381,568
                                                     -----------
                                                       6,659,448
                                                     -----------
TRANSPORTATION  - 1.7%
J.B. Hunt Transport Services, Inc.....    186,400      3,618,024
                                                     -----------
TOTAL COMMON STOCKS
 (COST $178,714,602)..................               215,910,648
                                                     -----------

----------------------------------------------------------------
 INVESTMENT COMPANIES  - 1.6%
                                          SHARES      VALUE($)
                                        ----------   -----------
HSBC Investor Money Market Fund
 Class Y Shares *.....................  3,433,854      3,433,854
                                                     -----------
TOTAL INVESTMENT COMPANIES (COST
 $3,433,854)..........................                 3,433,854
                                                     -----------

----------------------------------------------------------------
 SECURITIES HELD AS COLLATERAL FOR SECURITIES ON LOAN  - 19.4%
                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
Pool of various securities for HSBC
 Family of Funds -- Note 2 -- Security
 Loans................................  42,518,000    42,518,000
                                                     -----------
TOTAL SECURITIES HELD AS COLLATERAL
 FOR SECURITIES ON LOAN
 (COST $42,518,000)...................                42,518,000
                                                     -----------
TOTAL INVESTMENTS
 (COST $224,666,456)  - 119.7%........               261,862,502
                                                     -----------
                                                     -----------

---------

Percentages indicated are based on net assets of $218,778,225.

(a)  Represents non-income producing security.
(b) All or portion of security was on loan as of October 31, 2005.
*    Investment in affiliate
ADR -- American Depositary Receipt

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    50

HSBC INVESTOR PORTFOLIOS

STATEMENTS OF ASSETS AND LIABILITIES -- OCTOBER 31, 2005

                                 LIMITED                                                          INTERNATIONAL      SMALL CAP
                                 MATURITY       FIXED INCOME        GROWTH           VALUE            EQUITY           EQUITY
                                PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                              -------------    ------------     -------------    -------------    ------------     ------------
ASSETS:
  Investments in
    non-affiliates, at value*  $32,152,692      $128,672,676     $48,317,039      $52,814,565      $227,757,340     $258,428,648
  Investments in affiliates,
    at value                       746,417         1,011,001       1,106,735          312,264                --        3,433,854
  Foreign currency                      --                --              --               --         2,286,293               --
  Interest and dividends
    receivable                     236,392         1,071,200          22,243           32,035           414,521           20,549
  Receivable for investments
    sold                         1,687,524         7,792,581              --        1,019,072                --        2,452,491
  Prepaid expenses                     361             1,409             565              674             1,898            1,715
                               -----------      ------------     -----------      -----------      ------------     ------------
  TOTAL ASSETS                  34,823,386       138,548,867      49,446,582       54,178,610       230,460,052      264,337,257
                               -----------      ------------     -----------      -----------      ------------     ------------
 ...............................................................................................................................
LIABILITIES:
  Payable for investments
    purchased                    1,365,675         8,597,581              --               --                --        2,854,119
  Payable for collateral
    received on loaned
    securities                     629,969         7,362,043              --               --                --       42,518,000
  Accrued expenses and other
    liabilities:
     Investment management          11,326            46,531          20,507           24,041           190,249          152,511
     Administration                  2,246             7,177           1,571            1,756            10,904           11,338
     Accounting                        218               543             384              223               121              134
     Compliance service                 44               158              59               69               292              291
     Custodian                       2,722                --           7,500               --            18,887           12,692
     Trustee                           127               459             173              201               666              840
     Other                           1,373             4,595           1,689            1,872             9,081            9,107
                               -----------      ------------     -----------      -----------      ------------     ------------
  TOTAL LIABILITIES              2,013,700        16,019,087          31,883           28,162           230,200       45,559,032
                               -----------      ------------     -----------      -----------      ------------     ------------
 ...............................................................................................................................
NET ASSETS:
  Applicable to investors'
    beneficial interest        $32,809,686      $122,529,780     $49,414,699      $54,150,448      $230,229,852     $218,778,225
                               -----------      ------------     -----------      -----------      ------------     ------------
                               -----------      ------------     -----------      -----------      ------------     ------------
  Investments, at cost         $33,320,548      $131,267,019     $43,436,351      $42,261,414      $188,341,160     $224,666,456
                               -----------      ------------     -----------      -----------      ------------     ------------
                               -----------      ------------     -----------      -----------      ------------     ------------
  Foreign currency, at cost                                                                        $  2,296,002
                                                                                                   ------------
                                                                                                   ------------

---------

* The Limited Maturity Portfolio, Fixed Income Portfolio, and Small Cap Equity Portfolio include securities on loan of $617,119, $7,216,681, $41,194,226, respectively.

51    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

                                                        HSBC INVESTOR PORTFOLIOS

                 STATEMENTS OF OPERATIONS -- FOR THE YEAR ENDED OCTOBER 31, 2005

                                         LIMITED             FIXED                                                INTERNATIONAL
                                         MATURITY            INCOME             GROWTH             VALUE              EQUITY
                                        PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO
                                     ---------------    --------------     ---------------    ---------------    ---------------
INVESTMENT INCOME:
  Interest                             $ 2,105,378        $  6,989,667        $        0         $        0        $    22,432
  Dividends                                    217               1,242           688,580          1,061,066          7,050,398
  Dividend income from affiliated
    investments                             25,523             110,154            42,243             55,096                 --
  Foreign tax withholding                       --                  --                --                 --           (778,471)
  Income from securities lending             6,154              12,904               366              2,358                 --
  Other income (see note 5)                  2,093               7,821             1,126              1,423                 --
                                       -----------        ------------        ----------         ----------        -----------
  TOTAL INVESTMENT INCOME                2,139,365           7,121,788           732,315          1,119,943          6,294,359
                                       -----------        ------------        ----------         ----------        -----------
 ...............................................................................................................................
EXPENSES:
  Investment management                    197,360             620,549           259,397            328,104          1,568,100
  Administration -- HSBC (see
    note 3)                                  4,684              17,001             6,370              7,303             29,205
  Administration -- BISYS (see
    note 3)                                 13,745              40,031            13,209             16,106             56,179
  Accounting                                48,094              57,945            41,057             39,454             78,906
  Compliance service                           687               2,110               716                858              3,125
  Custodian                                 16,066              42,418            26,567             30,165            145,360
  Interest                                      --                  93                --                 --                 --
  Trustee                                    1,587               4,619               452                853              6,197
  Other                                      6,005              18,231             7,005              7,885             30,270
                                       -----------        ------------        ----------         ----------        -----------
  Total expenses before voluntary
    fee reductions                         288,228             802,997           354,773            430,728          1,917,342
  Fees reduced by Investment
    Adviser (see note 3 and 5)             (45,832)           (171,285)          (24,678)           (31,167)                --
  Fees reduced by Administrator --
    BISYS (see note 3)                        (902)             (2,934)           (1,018)            (1,231)            (4,020)
                                       -----------        ------------        ----------         ----------        -----------
  NET EXPENSES                             241,494             628,778           329,077            398,330          1,913,322
                                       -----------        ------------        ----------         ----------        -----------
 ...............................................................................................................................
  NET INVESTMENT INCOME (LOSS)           1,897,871           6,493,010           403,238            721,613          4,381,037
                                       -----------        ------------        ----------         ----------        -----------
 ...............................................................................................................................
NET REALIZED/UNREALIZED GAINS
 (LOSSES) FROM INVESTMENTS AND
 FOREIGN CURRENCIES:
  Net realized gains (losses) from
    investments and foreign
    currency transactions                 (162,231)          7,083,274         2,375,542          4,124,126         18,977,305
  Change in unrealized
    appreciation/depreciation from
    investments and foreign
    currencies                          (1,247,772)        (10,643,468)        3,995,556          4,254,259         17,737,274
                                       -----------        ------------        ----------         ----------        -----------
 ...............................................................................................................................
  Net realized/unrealized gains
    (losses) from investments and
    foreign currency transactions       (1,410,003)         (3,560,194)        6,371,098          8,378,385         36,714,579
                                       -----------        ------------        ----------         ----------        -----------
  CHANGE IN NET ASSETS RESULTING
    FROM OPERATIONS                    $   487,868        $  2,932,816        $6,774,336         $9,099,998        $41,095,616
                                       -----------        ------------        ----------         ----------        -----------
                                       -----------        ------------        ----------         ----------        -----------

                                       SMALL CAP
                                        EQUITY
                                       PORTFOLIO
                                     --------------
  Interest                             $          0
  Dividends                                 990,070
  Dividend income from affiliated
    investments                             138,034
  Foreign tax withholding                        --
  Income from securities lending             12,148
  Other income (see note 5)                   5,169
                                       ------------
  TOTAL INVESTMENT INCOME                 1,145,421
                                       ------------
................. ..................................
EXPENSES:
  Investment management                   2,284,219
  Administration -- HSBC (see
    note 3)                                  30,836
  Administration -- BISYS (see
    note 3)                                  76,108
  Accounting                                 40,138
  Compliance service                          4,038
  Custodian                                  76,725
  Interest                                      104
  Trustee                                     8,600
  Other                                      37,046
                                       ------------
  Total expenses before voluntary
    fee reductions                        2,557,814
  Fees reduced by Investment
    Adviser (see note 3 and 5)             (113,213)
  Fees reduced by Administrator --
    BISYS (see note 3)                       (5,102)
                                       ------------
  NET EXPENSES                            2,439,499
                                       ------------
 ..................................................
  NET INVESTMENT INCOME (LOSS)           (1,294,078)
                                       ------------
 ..................................................
NET REALIZED/UNREALIZED GAINS
 (LOSSES) FROM INVESTMENTS AND
 FOREIGN CURRENCIES:
  Net realized gains (losses) from
    investments and foreign
    currency transactions                62,035,547
  Change in unrealized
    appreciation/depreciation from
    investments and foreign
    currencies                          (17,237,446)
                                       ------------
 ..................................................
  Net realized/unrealized gains
    (losses) from investments and
    foreign currency transactions        44,798,101
                                       ------------
  CHANGE IN NET ASSETS RESULTING
    FROM OPERATIONS                    $ 43,504,023
                                       ------------
                                       ------------

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    52

HSBC INVESTOR PORTFOLIOS

STATEMENTS OF CHANGES IN NET ASSETS

                                                        LIMITED MATURITY                              FIXED INCOME
                                                            PORTFOLIO                                   PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                FOR THE              FOR THE                FOR THE              FOR THE
                                               YEAR ENDED           YEAR ENDED             YEAR ENDED           YEAR ENDED
                                            OCTOBER 31, 2005     OCTOBER 31, 2004       OCTOBER 31, 2005     OCTOBER 31, 2004
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income                         $  1,897,871         $  2,685,767           $  6,493,010         $  8,004,774
  Net realized gains (losses) from
    investment transactions                         (162,231)             350,688              7,083,274            1,234,753
  Change in unrealized
    appreciation/depreciation from
    investments                                   (1,247,772)             195,249            (10,643,468)             533,676
                                                ------------         ------------           ------------         ------------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                                          487,868            3,231,704              2,932,816            9,773,203
                                                ------------         ------------           ------------         ------------
Proceeds from contributions                        6,926,443           19,537,952             31,409,368           47,385,442
Value of withdrawals                             (38,301,414)         (43,561,156)           (81,271,788)         (91,249,818)
                                                ------------         ------------           ------------         ------------
CHANGE IN NET ASSETS FROM TRANSACTIONS IN
 INVESTORS' BENEFICIAL INTEREST                  (31,374,971)         (24,023,204)           (49,862,420)         (43,864,376)
                                                ------------         ------------           ------------         ------------
CHANGE IN NET ASSETS                             (30,887,103)         (20,791,500)           (46,929,604)         (34,091,173)
 ...............................................................................................................................
NET ASSETS:
  Beginning of period                             63,696,789           84,488,289            169,459,384          203,550,557
                                                ------------         ------------           ------------         ------------
  End of period                                 $ 32,809,686         $ 63,696,789           $122,529,780         $169,459,384
                                                ------------         ------------           ------------         ------------
                                                ------------         ------------           ------------         ------------

53    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

                                                        HSBC INVESTOR PORTFOLIOS

                                                    GROWTH                                             VALUE
                                                   PORTFOLIO                                         PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                     FOR THE                 FOR THE                   FOR THE                 FOR THE
                                   YEAR ENDED             PERIOD ENDED               YEAR ENDED             PERIOD ENDED
                                OCTOBER 31, 2005        OCTOBER 31, 2004(a)       OCTOBER 31, 2005        OCTOBER 31, 2004(a)
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income              $    403,238             $    11,209              $    721,613             $   325,186
  Net realized gains (losses)
    from investment
    transactions                        2,375,542              (1,576,336)                4,124,126                 506,578
  Change in unrealized
    appreciation/depreciation
    from investments                    3,995,556               1,991,868                 4,254,259               2,611,156
                                     ------------             -----------              ------------             -----------
CHANGE IN NET ASSETS RESULTING
 FROM OPERATIONS                        6,774,336                 426,741                 9,099,998               3,442,920
                                     ------------             -----------              ------------             -----------
Proceeds from contributions            15,081,868              53,535,759                14,013,050              64,069,267
Value of withdrawals                  (22,121,709)             (4,282,296)              (30,376,597)             (6,098,190)
                                     ------------             -----------              ------------             -----------
CHANGE IN NET ASSETS FROM
 TRANSACTIONS IN INVESTORS'
 BENEFICIAL INTEREST                   (7,039,841)             49,253,463               (16,363,547)             57,971,077
                                     ------------             -----------              ------------             -----------
CHANGE IN NET ASSETS                     (265,505)             49,680,204                (7,263,549)             61,413,997
 ...............................................................................................................................
NET ASSETS:
  Beginning of period                  49,680,204                      --                61,413,997                      --
                                     ------------             -----------              ------------             -----------
  End of period                      $ 49,414,699             $49,680,204              $ 54,150,448             $61,413,997
                                     ------------             -----------              ------------             -----------
                                     ------------             -----------              ------------             -----------

---------

(a) Growth Portfolio commenced operations on May 7, 2004. Value Portfolio commenced operations on May 7, 2004.

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    54

HSBC INVESTOR PORTFOLIOS

                                                      INTERNATIONAL EQUITY                          SMALL CAP EQUITY
                                                            PORTFOLIO                                   PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                                                FOR THE              FOR THE                FOR THE              FOR THE
                                               YEAR ENDED            YEAR ENDED            YEAR ENDED           YEAR ENDED
                                            OCTOBER 31, 2005      OCTOBER 31, 2004      OCTOBER 31, 2005     OCTOBER 31, 2004
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income (loss)                  $  4,381,037       $      3,284,091        $  (1,294,078)       $  (1,984,985)
  Net realized gains (losses) from
    investment and foreign currency
    transactions                                  18,977,305             32,731,371           62,035,547           41,945,235
  Change in unrealized
    appreciation/depreciation from
    investments and foreign currencies            17,737,274              3,338,622          (17,237,446)         (17,175,725)
                                                ------------       ----------------        -------------        -------------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                                       41,095,616             39,354,084           43,504,023           22,784,525
                                                ------------       ----------------        -------------        -------------
Proceeds from contributions                       68,931,727             44,516,479           24,917,377           67,718,326
Value of withdrawals                             (99,822,646)           (65,649,972)        (208,976,448)        (157,351,034)
                                                ------------       ----------------        -------------        -------------
CHANGE IN NET ASSETS FROM TRANSACTIONS IN
 INVESTORS' BENEFICIAL INTEREST                  (30,890,919)           (21,133,493)        (184,059,071)         (89,632,708)
                                                ------------       ----------------        -------------        -------------
CHANGE IN NET ASSETS                              10,204,697             18,220,591         (140,555,048)         (66,848,183)
 ...............................................................................................................................
NET ASSETS:
  Beginning of period                            220,025,155            201,804,564          359,333,273          426,181,456
                                                ------------       ----------------        -------------        -------------
  End of period                                 $230,229,852       $    220,025,155        $ 218,778,225        $ 359,333,273
                                                ------------       ----------------        -------------        -------------
                                                ------------       ----------------        -------------        -------------

55    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

          HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS

                                                                                    RATIOS/SUPPLEMENTARY DATA
                                                                       ---------------------------------------------------
                                                                                         RATIO OF            RATIO OF NET
                                                                       NET ASSETS AT     EXPENSES             INVESTMENT
                                                                          END OF        TO AVERAGE          INCOME (LOSS)
                                                       TOTAL              PERIOD            NET               TO AVERAGE
                                                     RETURN(a)            (000'S)        ASSETS(b)          NET ASSETS(b)
--------------------------------------------------------------------------------------------------------------------------
LIMITED MATURITY PORTFOLIO
Period ended October 31, 2001 (d)                                        $115,180          0.55%                  4.97%
Year ended October 31, 2002                                               149,815          0.51%                  4.60%
Year ended October 31, 2003                              4.42%             84,488          0.53%                  3.70%
Year ended October 31, 2004                              4.48%             63,697          0.57%                  3.54%
Year ended October 31, 2005                              0.76%(e)          32,810          0.49%(e)               3.85%(e)
--------------------------------------------------------------------------------------------------------------------------
FIXED INCOME PORTFOLIO
Year ended October 31, 2001                                              $242,914          0.53%                  6.53%
Year ended October 31, 2002                                               385,802          0.48%                  5.14%
Year ended October 31, 2003                              5.80%            203,551          0.48%                  4.38%
Year ended October 31, 2004                              5.56%            169,459          0.52%                  4.31%
Year ended October 31, 2005                              1.64%(e)         122,530          0.40%(e)               4.25%(e)
--------------------------------------------------------------------------------------------------------------------------
GROWTH PORTFOLIO
Period ended October 31, 2004 (d)                       (0.86%)          $ 49,680          0.72%                  0.06%
Year ended October 31, 2005                             13.59%(e)          49,415          0.63%(e)               0.77%(e)
--------------------------------------------------------------------------------------------------------------------------
VALUE PORTFOLIO
Period ended October 31, 2004 (d)                        6.12%           $ 61,414          0.71%                  1.28%
Year ended October 31, 2005                             15.23%(e)          54,150          0.64%(e)               1.15%(e)
--------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO
Year ended October 31, 2001                                              $275,848          0.90%                  0.54%
Year ended October 31, 2002                                               256,616          0.91%                  0.63%
Year ended October 31, 2003                             23.70%            201,805          0.96%                  1.00%
Year ended October 31, 2004                             20.29%            220,025          0.94%                  1.53%
Year ended October 31, 2005                             19.54%            230,230          0.84%                  1.92%
--------------------------------------------------------------------------------------------------------------------------
SMALL CAP EQUITY PORTFOLIO
Year ended October 31, 2001                                              $265,573          0.98%                 (0.65%)
Year ended October 31, 2002                                               266,217          0.99%                 (0.78%)
Year ended October 31, 2003                             33.30%            426,181          0.91%                 (0.62%)
Year ended October 31, 2004                              5.93%            359,333          0.88%                 (0.52%)
Year ended October 31, 2005                             14.35%(e)         218,778          0.85%(e)              (0.45%)(e)
--------------------------------------------------------------------------------------------------------------------------


                                                     RATIOS/SUPPLEMENTARY DATA
                                                    ----------------------------

                                                        RATIO OF
                                                        EXPENSES
                                                       TO AVERAGE      PORTFOLIO
                                                    NET ASSETS(b)(c)   TURNOVER
--------------------------------------------------------------------------------
LIMITED MATURITY PORTFOLIO
Period ended October 31, 2001 (d)                         0.55%         102.01%
Year ended October 31, 2002                               0.51%          44.04%
Year ended October 31, 2003                               0.53%          98.42%
Year ended October 31, 2004                               0.57%          50.06%
Year ended October 31, 2005                               0.58%         107.26%
--------------------------------------------------------------------------------
FIXED INCOME PORTFOLIO
Year ended October 31, 2001                               0.53%         341.26%
Year ended October 31, 2002                               0.48%          77.82%
Year ended October 31, 2003                               0.48%          70.91%
Year ended October 31, 2004                               0.52%          34.88%
Year ended October 31, 2005                               0.53%         176.60%
--------------------------------------------------------------------------------
GROWTH PORTFOLIO
Period ended October 31, 2004 (d)                         0.72%          53.08%
Year ended October 31, 2005                               0.68%          79.54%
--------------------------------------------------------------------------------
VALUE PORTFOLIO
Period ended October 31, 2004 (d)                         0.71%          10.33%
Year ended October 31, 2005                               0.69%          16.45%
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO
Year ended October 31, 2001                               0.90%          26.90%
Year ended October 31, 2002                               0.91%          31.63%
Year ended October 31, 2003                               0.96%          68.51%
Year ended October 31, 2004                               0.94%         106.11%
Year ended October 31, 2005                               0.84%          31.32%
--------------------------------------------------------------------------------
SMALL CAP EQUITY PORTFOLIO
Year ended October 31, 2001                               0.98%          52.47%
Year ended October 31, 2002                               0.99%         103.90%
Year ended October 31, 2003                               0.91%         152.05%
Year ended October 31, 2004                               0.88%          81.75%
Year ended October 31, 2005                               0.90%          63.95%
--------------------------------------------------------------------------------

(a) Not annualized for periods less than one year.
(b) Annualized for periods less than one year.
(c) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(d) Limited Maturity Portfolio commenced operations on January 24, 2001.
    Value Portfolio commenced operations on May 7, 2004.
    Growth Portfolio commenced operations on May 7, 2004.
(e) During the year ended October 31, 2005, HSBC reimbursed certain amounts to the Portfolios related to violations of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio and total return were 0.09%, 0.12%, 0.05%, 0.05% and 0.04% for Limited Maturity Portfolio, Fixed Income Portfolio, Growth Portfolio, Value Portfolio and Small Cap Equity Portfolio, respectively.
See notes to financial statements.

                                                  HSBC INVESTOR PORTFOLIOS    56

 HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2005

1.  ORGANIZATION:

        The HSBC Investor Portfolios (the 'Portfolio Trust'), is a registered open-end management investment company organized as a master trust fund under the laws of the State of New York on November 1, 1994. The Portfolios operate as master funds in master-feeder arrangements. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of beneficial interests in the Portfolios. The Portfolio Trust contains the following (individually a 'Portfolio,' collectively the 'Portfolios'):

PORTFOLIO                                          SHORT NAME
---------                                          ----------
HSBC Investor Limited Maturity Portfolio           Limited Maturity Portfolio
HSBC Investor Fixed Income Portfolio               Fixed Income Portfolio
HSBC Investor Growth Portfolio                     Growth Portfolio
HSBC Investor Value Portfolio                      Value Portfolio
HSBC Investor International Equity Portfolio       International Equity Portfolio
HSBC Investor Small Cap Equity Portfolio           Small Cap Equity Portfolio

        The Portfolios are diversified series of the Portfolio Trust and are part of the HSBC Investor Family of Funds. Financial Statements for all other series of the HSBC Investor Family of Funds are published separately.

        Under the Portfolios' organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolios. In addition, in the normal course of business, the Portfolios enter into contracts with their vendors and others that provide for general indemnifications. The Portfolios' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios. However, based on experience, the Portfolios expect that risk of loss to be remote.

2.  SIGNIFICANT ACCOUNTING POLICIES:

        The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ('GAAP'). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

    SECURITIES VALUATION:

        Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Portfolios' Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and the use of matrix techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

        The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued by or at the direction of the Portfolios' Board of Trustees. Examples of potentially significant events that could affect the value of an individual security include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters and litigation. Examples of potentially significant events that could affect multiple securities held by a Portfolio include governmental actions, natural disasters and armed conflicts. In addition, if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolios' net assets are calculated, such securities may be valued using fair

57    HSBC INVESTOR PORTFOLIOS

                                                        HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2005 (CONTINUED)

    value pricing in accordance with procedures adopted by the Board of Trustees. Management identifies possible fluctuations in foreign securities by monitoring the rise or fall in the value of a designated benchmark index. In the event of a rise or fall greater than predetermined levels, the International Equity Portfolio may use a systematic valuation model provided by an independent third party to value its foreign securities. When the International Equity Portfolio uses fair value pricing, the value assigned to the International Equity Portfolio's foreign securities may not be the quoted or published prices of the investment on their primary markets or exchanges.

    SECURITIES TRANSACTIONS AND RELATED INCOME:

        Changes in holdings of portfolio securities are reflected no later than on the first business day following trade date. However, for financial reporting purposes, portfolio securities are reflected as of trade date. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

    FOREIGN CURRENCY TRANSLATION:

        The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS:

        The Portfolios may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolios could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

    FUTURES CONTRACTS:

        Each Portfolio may invest in futures contracts for the purpose of hedging their existing portfolio securities or securities it intends to purchase against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as 'variation margin,' are made or received by the Portfolio each day, depending on the daily fluctuations in the fair value of the underlying security. The Portfolio recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

    MORTGAGE DOLLAR ROLL TRANSACTIONS:

        The Fixed Income Portfolio may engage in dollar roll transactions with respect to mortgage securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. In a dollar roll transaction, the Portfolio sells a mortgage-backed security and simultaneously agrees to repurchase a similar security on a specified future date at an agreed upon price. During the roll period, the Portfolio will not be entitled to receive any interest or principal paid on the securities sold. The Portfolio is compensated for the lost interest on the securities sold by the difference between the sales price and the lower price for the future repurchase as well as by the interest earned on the reinvestment of the sales proceeds. The

                                                  HSBC INVESTOR PORTFOLIOS    58

 HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2005 (CONTINUED)

    Portfolio may also be compensated by receipt of a commitment fee. When the Portfolio enters into a mortgage dollar roll transaction, liquid assets in an amount sufficient to pay for the future repurchase are segregated with the custodian.

    RESTRICTED AND ILLIQUID SECURITIES:

        A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the '1933 Act') or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the investment manager based on procedures established by the Board of Trustees. Not all restricted securities are considered illiquid.

        At October 31, 2005, the HSBC Fixed Income Portfolio held illiquid securities, representing 0.06% of net assets, as follows:

                                                              ACQUISITION   ACQUISITION   PRINCIPAL
SECURITY NAME                                                    DATE         COST($)     AMOUNT($)   VALUE($)
-------------                                                    ----         -------     ---------   --------
FHA Weyerhauser, 7.43%, 1/1/24..............................   3/28/2002     $411,213      $78,037     $78,037

    SECURITIES LOANS:

        To generate additional income, the Portfolios may lend up to 33 1/3%, except for Small Cap Equity Portfolio which may lend up to 30%, of their respective assets pursuant to agreements requiring that the loan be collateralized by cash, U.S. Government or U.S. Government agency securities, equal at all times to at least 100% of the fair value. The Portfolios receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide the required level of collateral. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by HSBC to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgement of HSBC, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Portfolios or the borrower at any time and are, therefore, not considered to be illiquid investments. As of October 31, 2005, the following Portfolios had collateral and loaned securities as follows:

                                                                                 VALUE
                                                                  VALUE        OF LOANED
PORTFOLIO NAME                                                OF COLLATERAL   SECURITIES
--------------                                                -------------   ----------
Limited Maturity Portfolio..................................   $   629,969    $   617,119
Fixed Income Portfolio......................................     7,362,043      7,216,681
Small Cap Equity Portfolio..................................    42,518,000     41,194,226

        The cash collateral received by the Portfolios was invested in a pooled account by HSBC Bank USA and at October 31, 2005, the pooled account consisted of the following:

                                                                                 FAIR       MATURITY    MATURITY
SECURITY TYPE                                        SECURITY NAME               VALUE        RATE        DATE
-------------                                        -------------               -----        ----        ----
Repurchase Agreement......................  Credit Suisse First Boston, Inc.  $68,609,832    4.02%     11/01/2005

    LINE OF CREDIT:

        The Portfolios participate in a short-term, demand note agreement with HSBC Bank USA, an affiliate of the Investment Adviser (defined below). Under the agreement, the Funds may borrow up to $50 million. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

59    HSBC INVESTOR PORTFOLIOS

                                                        HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2005 (CONTINUED)

        During the fiscal year ended October 31, 2005, the Fixed Income Portfolio, Limited Maturity Portfolio and Small Cap Equity Portfolio had borrowed against the Line of Credit. The details of the borrowing were as follows (based on actual number of days in which the respective Fund borrowed monies):

                                                             AVERAGE AMOUNT      AVERAGE
FUND                                                          OUTSTANDING     INTEREST RATE
----                                                          -----------     -------------
Fixed Income Portfolio.....................................    $  389,711         2.87%
Small Cap Equity Portfolio.................................     1,038,000         3.59%

    EXPENSE ALLOCATIONS:

        Expenses incurred by the HSBC Investor Family of Funds with respect to any two or more funds within the HSBC Investor Family of Funds are allocated in proportion to the net assets of each fund within the HSBC Investor Family of Funds, or another appropriate basis. Expenses directly attributable to a Portfolio are charged to that Portfolio.

    FEDERAL INCOME TAXES:

        Each Portfolio will be treated as a partnership for U.S. Federal income tax purposes. Accordingly, each Portfolio passes through all of its net investment income and gains and losses to its Feeders, and is therefore not subject to U.S. Federal income tax. As such, an investor in the Portfolios will be taxed on their share of the Portfolios' ordinary income and realized gains. It is intended that the Portfolios will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

3.  RELATED PARTY TRANSACTIONS:

    INVESTMENT MANAGEMENT:

        HSBC Investments (USA) Inc. ('HSBC' or the 'Investment Adviser'), a wholly owned subsidiary of HSBC Bank USA, a New York State chartered bank, acts as the Investment Adviser to the Portfolios pursuant to an investment management contract with the Portfolio Trust. As Investment Adviser, HSBC manages the investments of the Portfolios and continuously reviews, supervises and administers the Portfolios' investments. Waddell & Reed Investment Management Company, NWQ Investment Management Co., LLC, AllianceBernstein Investment Research and Management, and Westfield Capital Management, LLC serve as Sub-Investment Advisers for the Growth Portfolio, Value Portfolio, International Equity Portfolio and the Small Cap Equity Portfolio, respectively.

        For its services as Investment Adviser, HSBC receives a fee, accrued daily and paid monthly, at an annual rate of 0.40% of the Limited Maturity Portfolio's average daily net assets.

        For its services as Investment Adviser, HSBC receives, from the Fixed Income Portfolio, a fee accrued daily and paid monthly at an annual rate of:

BASED ON AVERAGE DAILY NET ASSETS OF                          FEE RATE
------------------------------------                          --------
Up to $50 million...........................................   0.575%
In excess of $50 million but not exceeding $95 million......   0.450%
In excess of $95 million but not exceeding $150 million.....   0.200%
In excess of $150 million but not exceeding $250 million....   0.400%
In excess of $250 million...................................   0.350%

        For their services as Investment Adviser and Sub-Investment Adviser, respectively, HSBC and Waddell & Reed Investment Management Company receive in aggregate, from the Growth Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

BASED ON AVERAGE DAILY NET ASSETS OF                          FEE RATE
------------------------------------                          --------
Up to $50 million...........................................   0.500%
In excess of $50 million but not exceeding $100 million.....   0.425%
In excess of $100 million but not exceeding $200 million....   0.375%
In excess of $200 million...................................   0.325%

                                                  HSBC INVESTOR PORTFOLIOS    60

 HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2005 (CONTINUED)

        For their services as Investment Adviser and Sub-Investment Adviser, respectively, HSBC and NWQ Investment Management Co., LLC receive in aggregate, from the Value Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

BASED ON AVERAGE DAILY NET ASSETS OF                          FEE RATE
------------------------------------                          --------
Up to $500 million..........................................   0.525%
In excess of $500 million but not exceeding $1 billion......   0.475%
In excess of $1 billion.....................................   0.425%

        For their services as Investment Adviser and Sub-Investment Adviser, respectively, HSBC and AllianceBernstein Investment Research and Management receive in aggregate, from the International Equity Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

BASED ON AVERAGE DAILY NET ASSETS OF                          FEE RATE
------------------------------------                          --------
Up to $10 million...........................................   1.015%
In excess of $10 million but not exceeding $25 million......   0.925%
In excess of $25 million but not exceeding $50 million......    0.79%
In excess of $50 million but not exceeding $100 million.....    0.70%
In excess of $100 million...................................    0.61%

        For their services as Investment Adviser and Sub-Investment Adviser, respectively, HSBC and Westfield Capital Management LLC receive in aggregate, a fee, accrued daily and paid monthly, at an annual rate of 0.80% of the Small Cap Equity Portfolio's average daily net assets.

    ADMINISTRATION:

        Effective July 1, 2005, HSBC serves the Funds as Administrator. Under the terms of the administration agreement, HSBC receives from the Funds a fee, accrued daily and paid monthly, at an annual rate of:

BASED ON AVERAGE DAILY NET ASSETS OF                          FEE RATE
------------------------------------                          --------
Up to $8 billion............................................   0.075%
In excess of $8 billion but not exceeding $9.25 billion.....   0.070%
In excess of $9.25 billion but not exceeding $12 billion....   0.050%
In excess of $12 billion....................................   0.030%

        The fee rate and breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds, but the assets of the Portfolios and Feeder Funds that invest in the Portfolios are not double-counted. The total administration fee to be paid to BISYS is allocated to each of the funds in the HSBC Investor Family of Funds based upon its proportionate share of the aggregate net assets of the Family of Funds. For assets invested in the Portfolios by Feeder Funds, the Portfolios pay half of the administration fee and the Feeder Funds pay half of the administration fee, for a combination of the total fee rate set forth above.

        Effective July 1, 2005, pursuant to a Sub-Administration Agreement with HSBC, BISYS Fund Services Ohio, Inc. ('BISYS Ohio') a wholly-owned subsidiary of The BISYS Group, Inc, serves as the Trust's sub-administrator subject to the general supervision of the Portfolios' Board of Trustees and HSBC. For these services, BISYS is entitled to a fee, payable by HSBC. Prior to July 1, 2005, BISYS Ohio received compensation for providing administration services to the Portfolios under the same compensation structure as those currently with HSBC.

        All voluntary administration fee waivers are not subject to recoupment in subsequent fiscal periods.

        Under a Compliance Services Agreement between the Portfolios' and BISYS Ohio (the 'CCO Agreement'), BISYS Ohio makes an employee available to serve as the Portfolios' Chief Compliance Officer (the 'CCO'). Under the CCO Agreement, BISYS Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Portfolios' compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the HSBC Investor Family of Funds paid BISYS Ohio $200,000 for the fiscal year ended October 31, 2005, plus certain out of pocket expenses. In addition, BISYS Ohio received a one-time implementation of $50,000 which is included in Other Expenses on the Statements of Operations. Expenses incurred

61    HSBC INVESTOR PORTFOLIOS

                                                        HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2005 (CONTINUED)

    are reflected on the Statements of Operations as 'Compliance Service'. BISYS Ohio pays the salary and other compensation earned by any such individuals as employees of BISYS Ohio.

    FUND ACCOUNTING, CUSTODIAN AND TRUSTEE:

        BISYS provides fund accounting services for the Portfolios. For its services to the Portfolios, BISYS receives an annual fee per Portfolio, including reimbursement of certain expenses, from each Portfolio accrued daily and paid monthly. HSBC serves as custodian to the Limited Maturity Portfolio, Fixed Income Portfolio, Growth Portfolio, Value Portfolio and Small Cap Equity Portfolio. Investor's Bank & Trust Company serves as custodian to the International Equity Portfolio. Compensation HSBC receives for services to the Portfolios as custodian is presented in the Statements of Operations as custodian fees.

        Each of the six non-interested Trustees are compensated a $24,000 annual Board retainer, a $1,000 annual retainer for each Committee of the Board, and a $4,000 and $2,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. In addition, Trustees may receive compensation for special meetings and/or functioning as a Committee Chairperson or Lead Trustee. Also, the Trustees are reimbursed for certain expenses.

    OTHER:

        For its service as security lending agent, HSBC Bank USA (see note
    2 -- Security Loans), receives a fee equal to 0.06% of the average dollar value of the loans outstanding during a given month from the Portfolios. Income from securities lending net of related expenses, is recorded as earned. The fees collected by HSBC Bank USA for the fiscal year ended October 31, 2005 were:

PORTFOLIO                                                       FEE
---------                                                       ---
Limited Maturity Portfolio..................................   $  568
Fixed Income Portfolio......................................    1,205
Growth Portfolio............................................      254
Value Portfolio.............................................      653
Small Cap Equity Portfolio..................................    8,970

        The HSBC Investor Family of Funds may use affiliated broker/dealers for the execution of portfolio investment trades. For the year ended
    October 31, 2005, affiliated broker/dealers did not receive any commissions on the execution of trades related to the HSBC Investor Family of Funds.

4.  INVESTMENT TRANSACTIONS:

        For the year ended October 31, 2005, each Portfolio purchased and sold securities, excluding short-term securities, in the following amounts:

                                       PURCHASES           SALES         PURCHASES       SALES
                                    (EXCLUDING U.S.   (EXCLUDING U.S.     OF U.S.       OF U.S.
PORTFOLIO NAME                        GOVERNMENT)       GOVERNMENT)     GOVERNMENT    GOVERNMENT
--------------                        -----------       -----------     ----------    ----------
Limited Maturity Portfolio........   $ 32,546,569      $ 57,480,601     $17,111,529   $20,592,365
Fixed Income Portfolio............    186,894,699       198,575,702      53,683,995    55,827,445
Growth Portfolio..................     39,850,716        43,292,812              --            --
Value Portfolio...................      9,779,806        20,931,182              --            --
International Portfolio...........     70,579,054        98,846,092              --            --
Small Cap Equity Portfolio........    180,474,013       359,258,559              --            --

5.  PAYMENTS FROM AFFILIATE:

        During the year ended October 31, 2005, HSBC reimbursed certain advisory fees by some of the Portfolios related to violations of certain investment policies and limitations. HSBC also reimbursed the Portfolios for interest on these amounts. The amounts for the year ended October 31, 2005, are disclosed in the following table. The corresponding

                                                  HSBC INVESTOR PORTFOLIOS    62

 HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2005 (CONTINUED)

    impact to the net expense ratio, net income ratio and total return for the year ended October 31, 2005, are disclosed in the Fund's Financial Highlights.

                                                          ADVISORY
FUND                                                      FEES(1)    INTEREST(2)    TOTAL
----                                                      -------    -----------    -----
Limited Maturity Portfolio..............................  $ 45,832     $ 2,093     $ 47,925
Fixed Income Portfolio..................................   171,285       7,821      179,106
Growth Portfolio........................................    24,678       1,126       25,804
Value Portfolio.........................................    31,167       1,423       32,590
Small Cap Equity Portfolio..............................   113,213       5,169      118,382
                                                          --------     -------     --------
    Total...............................................  $386,175     $17,632     $403,807
                                                          --------     -------     --------
                                                          --------     -------     --------

    -------------

    (1) Amounts relate to the reimbursement of investment advisory fees on the investment in certain investment companies and are included in 'Fees reduced by Investment Adviser' on the Statements of Operations.

    (2) Amounts relate to the reimbursement of computed interest on the amounts noted in (1) above and are included in 'Other income' on the Statements of Operations.

6.  FEDERAL INCOME TAX INFORMATION:

        At October 31, 2005, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

                                                                                   NET UNREALIZED
                                                 TAX UNREALIZED   TAX UNREALIZED    APPRECIATION
PORTFOLIO NAME                      TAX COST      APPRECIATION    (DEPRECIATION)   (DEPRECIATION)
--------------                      --------      ------------    --------------   --------------
Limited Maturity Portfolio......  $ 33,339,365    $    32,642      $  (472,898)     $  (440,256)
Fixed Income Portfolio..........   131,332,427        289,246       (1,937,996)      (1,648,750)
Growth Portfolio................    43,812,578      6,427,977         (816,781)       5,611,196
Value Portfolio.................    46,061,864      8,982,656       (1,917,691)       7,064,965
International Equity
  Portfolio.....................   189,689,427     42,503,870       (4,435,957)      38,067,913
Small Cap Equity Portfolio......   225,744,877     43,684,514       (7,596,890)      36,087,624

63    HSBC INVESTOR PORTFOLIOS

              REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    To the Shareholders and
    Board of Trustees of
    HSBC Investor Portfolios:

        We have audited the accompanying statements of assets and liabilities of HSBC Investor Limited Maturity Portfolio, HSBC Investor Fixed Income Portfolio, HSBC Investor Small Cap Equity Portfolio, HSBC Investor International Equity Portfolio, HSBC Investor Growth Portfolio and HSBC Investor Value Portfolio (collectively, the Funds), including the schedules of portfolio investments, as of October 31, 2005, and the related statements of operations for the year then ended, the changes in net assets for each period in the two-year period then ended and the financial highlights for each period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers; or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2005, the results of their operations the year then ended, the changes in their net assets for each period in the two-year period then ended and the financial highlights for each period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

    KPMG LLP

    Columbus, Ohio
    December 27, 2005

                                                  HSBC INVESTOR PORTFOLIOS    64

 HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
 INVESTMENT ADVISER CONTRACT APPROVAL (UNAUDITED) -- OCTOBER 31, 2005

        The Boards of Trustees (the 'Board of Trustees') of HSBC Investor Funds and HSBC Investor Portfolios approved a new sub-advisory agreement (the 'New Agreement') between the Investment Adviser and NWQ Investment Management Co., LLC ('NWQ'), with respect to the Value Fund, at a meeting of the Board of Trustees held on June 13-14, 2005. The New Agreement was approved by the Board of Trustees in order for NWQ to continue to provide investment sub-advisory services to the Value Fund after a change in control transaction terminated the old sub-advisory agreement dated January 30, 2004 (the 'Old Agreement'). The approval of the New Agreement did not result in any changes to the way in which the Value Fund is managed and did not cause any changes to the Value Fund's investment objectives and policies. Furthermore, the terms of the New Agreement, including the sub-advisory fee paid to NWQ, are the same in all respect as the Old Agreement. Additionally, there were no changes to the portfolio management team at NWQ that services the Value Fund. In determining whether it was appropriate to approve the New Agreement, the Board of Trustees requested and received extensive materials and information from the Investment Adviser to assist them in considering the approval of the New Agreement. Based on its review of the information requested and provided, and the discussions with management of the Investment Adviser, the Board of Trustees determined that approval of the New Agreement was consistent with the best interests of the Value Fund and its shareholders, and would enable the Value Fund to receive high quality services at a cost that is appropriate, reasonable, and in the best interests of the Value Fund and its shareholders. The Board of Trustees made these determinations on the basis of the following factors, among others:

        - Nature, Extent, and Quality of Services Provided by the Investment Adviser and NWQ. The Board of Trustees considered the nature, quality and extent of the investment advisory services provided by NWQ, and NWQ's historic performance managing accounts having similar investment objectives as the Value Fund. The Board of Trustees concluded that the services to be provided by the Investment Adviser and NWQ are extensive and that the Investment Adviser and NWQ would deliver a high level of service to the Value Fund.

        - Investment Performance of the Value Fund, Investment Adviser and NWQ. The Board of Trustees considered short- and long-term investment performance of the Value Fund over various periods of time as compared to a peer group of comparable funds, as well as NWQ's historic performance managing accounts having similar investment objectives as the Value Fund. Additionally, the Board of Trustees considered fee and expense information regarding the Value Fund's peer groups.

        - Costs of Services and Profits Realized by the Investment Adviser. The Board of Trustees considered that the proposal had no material effect upon the analysis of the Investment Adviser's overall profitability and costs that had been prepared in connection with the last renewal of the advisory contract, and would not change any factors bearing upon the profitability to NWQ and Investment Adviser from their relationships with the Value Fund.

        - Other Relevant Considerations. The Board of Trustees considered NWQ's representations regarding staffing and capabilities to manage assets of the Value Portfolio. The Board of Trustees also considered the overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Investment Adviser and NWQ.

        Accordingly, in light of the above considerations and such other factors and information it considered relevant, the Board of Trustees by a unanimous vote of those present in person at the meeting (including a separate vote of the Independent Trustees present in person at the meeting) approved the New Agreement with respect to the Value Fund.

65    HSBC INVESTOR PORTFOLIOS

                                                   HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
                   TABLE OF SHAREHOLDER EXPENSES (UNAUDITED) -- OCTOBER 31, 2005

        As a shareholder of the HSBC Investor Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; redemption fees; and exchange fees; (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the HSBC Investor Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

        The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2005 through October 31, 2005.

    ACTUAL EXPENSES

        The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled 'Expenses Paid During Period' to estimate the expenses you paid on your account during this period.

                                                                     EXPENSE PAID
                                      BEGINNING        ENDING           DURING         EXPENSE RATIO
                                    ACCOUNT VALUE   ACCOUNT VALUE       PERIOD*        DURING PERIOD
                                       5/1/05         10/31/05      5/1/05-10/31/05   5/1/05-10/31/05
                                       ------         --------      ---------------   ---------------
Limited Maturity Portfolio            $1,000.00       $1,003.40         $  2.93              0.58%
Fixed Income Portfolio                 1,000.00        1,002.70            2.68              0.53%
Growth Portfolio                       1,000.00        1,127.20            3.54              0.66%
Value Portfolio                        1,000.00        1,085.00            3.57              0.68%
International Equity Portfolio         1,000.00        1,100.30            4.29              0.81%
Small Cap Equity Portfolio             1,000.00        1,136.70            4.90              0.91%

---------

 * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

                                             HSBC INVESTOR FAMILY OF FUNDS    66

 HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
 TABLE OF SHAREHOLDER EXPENSES (UNAUDITED) -- OCTOBER 31, 2005 (CONTINUED)

    HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

        The table below provides information about hypothetical account values and hypothetical expenses based on each HSBC Investor Funds's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

        Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                     EXPENSE PAID
                                      BEGINNING        ENDING           DURING         EXPENSE RATIO
                                    ACCOUNT VALUE   ACCOUNT VALUE       PERIOD*        DURING PERIOD
                                       5/1/05         10/31/05      5/1/05-10/31/05   5/1/05-10/31/05
                                       ------         --------      ---------------   ---------------
Limited Maturity Portfolio            $1,000.00       $1,022.28         $  2.96              0.58%
Fixed Income Portfolio                 1,000.00        1,022.53            2.70              0.53%
Growth Portfolio                       1,000.00        1,021.88            3.36              0.66%
Value Portfolio                        1,000.00        1,021.78            3.47              0.68%
International Equity Portfolio         1,000.00        1,021.12            4.13              0.81%
Small Cap Equity Portfolio             1,000.00        1,020.62            4.63              0.91%

---------

 * Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

67    HSBC INVESTOR FAMILY OF FUNDS

                                                   HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
                                                   BOARD OF TRUSTEES (UNAUDITED)

The following table contains information regarding HSBC Investor Family of Funds Board of Trustees. Asterisks indicate those Trustees who are 'interested persons,' as defined in the Investment Company Act of 1940, as amended, of the Funds. The Funds' Statement of Additional Information includes additional information about the Trustees and is available by calling (888) 525-5757.

                                                                                                         NUMBER OF PORTFOLIOS
                                              TERM OF OFFICE AND                                             IN THE FUND
    NAME, ADDRESS            POSITION           LENGTH OF TIME           PRINCIPAL OCCUPATIONS(S)          COMPLEX OVERSEEN
       AND AGE          HELD WITH THE FUNDS  SERVED WITH THE FUNDS          DURING PAST 5 YEARS               BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
Frederick C. Chen        Emeritus Trustee     Indefinite; Trustee   Management Consultant, since 1988             35
P.O. Box 182845                                from 1990 to June
Columbus, Ohio 43218                            2005; 15 years
Age: 78
-----------------------------------------------------------------------------------------------------------------------------
Larry M. Robbins              Trustee        Indefinite; 18 years   Director, Center for Teaching and             35
P.O. Box 182845                                                     Learning, University of
Columbus, Ohio 43218                                                Pennsylvania
Age: 67
-----------------------------------------------------------------------------------------------------------------------------
Alan S. Parsow                Trustee        Indefinite; 18 years   General Partner of Elkhorn                    35
P.O. Box 182845                                                     Partners, L.P., since 1989
Columbus, Ohio 43218
Age: 55
-----------------------------------------------------------------------------------------------------------------------------
Michael Seely                 Trustee        Indefinite; 18 years   Private Investor; Finance Chair of            35
P.O. Box 182845                                                     the Vermont Republican Party;
Columbus, Ohio 43218                                                President of Investor Access
Age: 60                                                             Corporation, 1981-2004
-----------------------------------------------------------------------------------------------------------------------------
Thomas Robards                Trustee         Indefinite; 1 year    Private Investor; Chief Financial             35
P.O. Box 182845                                                     Officer, American Museum of Natural
Columbus, Ohio 43218                                                History (2003 to 2004); Chief
Age: 59                                                             Financial Officer, Datek Online
                                                                    Holding Corp. (2000 to 2002);
                                                                    Executive member of Board of
                                                                    Directors, Executive Vice President
                                                                    and Chief Financial Officer,
                                                                    Republic New York Corporation (1976
                                                                    to 1999)
-----------------------------------------------------------------------------------------------------------------------------
Richard Brealey               Trustee         Indefinite; 1 year    Emeritus Professor, London School             35
P.O. Box 182845                                                     of Business (2002 to present);
Columbus, Ohio 43218                                                Deputy Chairman, Balancing and
Age: 69                                                             Settlement Code Panel (September
                                                                    2000 to present)
-----------------------------------------------------------------------------------------------------------------------------
Stephen J. Baker*             Trustee         Indefinite; 2 years   Chief Executive Officer, HSBC                 35
P.O. Box 182845                                                     Investments (USA), Inc. (2003 to
Columbus, Ohio 43218                                                present); Chief Executive Officer,
Age: 49                                                             HSBC Asset Management (Canada)
                                                                    Limited (1998 to 2003)
-----------------------------------------------------------------------------------------------------------------------------


    NAME, ADDRESS       OTHER DIRECTORSHIPS
       AND AGE            HELD BY TRUSTEE
-------------------------------------------
Frederick C. Chen              None
P.O. Box 182845
Columbus, Ohio 43218
Age: 78
-------------------------------------------
Larry M. Robbins               None
P.O. Box 182845
Columbus, Ohio 43218
Age: 67
-------------------------------------------
Alan S. Parsow                 None
P.O. Box 182845
Columbus, Ohio 43218
Age: 55
-------------------------------------------
Michael Seely                  None
P.O. Box 182845
Columbus, Ohio 43218
Age: 60
-------------------------------------------
Thomas Robards           Financial Federal
P.O. Box 182845           Corporation and
Columbus, Ohio 43218         Overseas
Age: 59                  Shipholding Group

-------------------------------------------
Richard Brealey                None
P.O. Box 182845
Columbus, Ohio 43218
Age: 69

-------------------------------------------
Stephen J. Baker*              None
P.O. Box 182845
Columbus, Ohio 43218
Age: 49

-------------------------------------------

                                             HSBC INVESTOR FAMILY OF FUNDS    68

 HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
 BOARD OF TRUSTEES (UNAUDITED) (CONTINUED)

The names of the Officers, their addresses, ages, position(s) held with each Trust, and principal occupation(s) during the past five years are described in the table below. Unless otherwise indicated, the address for each Officer is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

                                              TERM OF OFFICE AND
    NAME, ADDRESS           POSITION(S)         LENGTH OF TIME                        PRINCIPAL OCCUPATION(S)
       AND AGE          HELD WITH THE FUNDS  SERVED WITH THE FUNDS                      DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------------
Richard A. Fabietti          President         Indefinite; March    Senior Vice President, Head of Product Management, HSBC
3435 Stelzer Road                                2004- Present      Investments (USA) Inc, 1998-Present
Columbus, Ohio 43219
Age: 47
--------------------------------------------------------------------------------------------------------------------------------
Mark L. Suter*              Senior Vice           Indefinite;       Employee of BISYS Fund Services, Inc., 2000-Present
90 Park Avenue               President           2000-Present
10th Floor
New York, NY 10018
Age: 43
--------------------------------------------------------------------------------------------------------------------------------
Marc Schuman                 Secretary            Indefinite;       Senior Counsel of BISYS Fund Services, Inc., 2005-Present;
90 Park Avenue                                   2005-Present       Senior Corporate Counsel of The BISYS Group, Inc. 2001-2005;
10th Floor                                                          Of Counsel to Morgan, Lewis & Bockius LLP (law firm)
New York, NY 10016                                                  2000-2001.
Age: 45
--------------------------------------------------------------------------------------------------------------------------------
Michael Lawlor          Assistant Secretary    Indefinite; March    Assistant Counsel of BISYS Fund Services, Inc. 2005-Present;
100 Summer Street                                2005- Present      Associate Counsel of IXIS Advisors Group 2003-2005; Staff
Suite 1500                                                          Counsel Loomis, Sayles & Company, L.P. 2000-2003; Legal
Boston, MA 02110                                                    Product Manager, Scudder Kemper Investments 1999-2000.
Age: 36
--------------------------------------------------------------------------------------------------------------------------------
Troy Sheets*                 Treasurer            Indefinite;       Employee of BISYS Fund Services, Inc., 2002-Present; Senior
3435 Stelzer Road                                2004-Present       Manager, KPMG LLP, 1993-2002
Columbus, Ohio 43219
Age: 34
--------------------------------------------------------------------------------------------------------------------------------
Alaina Metz*            Assistant Treasurer       Indefinite;       Employee of BISYS Fund Services, Inc., 1995-Present
3435 Stelzer Road                                1996-Present
Columbus, Ohio 43219
Age: 38
--------------------------------------------------------------------------------------------------------------------------------
Frederick J. Schmidt*    Chief Compliance     Expires 2006; 2004-   Senior Vice President and Chief Compliance Officer, CCO
90 Park Avenue                Officer               Present         Services of BISYS Fund Services, 2004-Present; President,
10th Floor                                                          FJS Associates, 2002-2004; Vice President, Credit Agricole
New York, NY 10016                                                  Asset Mangement, U.S., 1987-2002
Age: 46
--------------------------------------------------------------------------------------------------------------------------------

---------
* Messrs. Suter, Sheets and Schmidt and Ms. Metz also are officers of certain other investment companies of which BISYS or an affiliate is the administrator.

69    HSBC INVESTOR FAMILY OF FUNDS

                               PRIVACY POLICY FOR
                            HSBC INVESTOR FUNDS AND
                            HSBC ADVISOR FUNDS TRUST
--------------------------------------------------------------------------------

THIS PRIVACY POLICY NOTICE SUMMARIZES THE COLLECTION AND DISCLOSURE OF NONPUBLIC PERSONAL INFORMATION ('INFORMATION') OF CUSTOMERS ('YOU') OF THE HSBC INVESTOR FAMILY OF FUNDS ('WE' OR 'US'). IF YOU ARE AN INDIVIDUAL SHAREHOLDER OF RECORD OF ANY SERIES OF THE FUNDS, WE CONSIDER YOU TO BE A CUSTOMER OF THE HSBC INVESTOR FAMILY OF FUNDS. SHAREHOLDERS PURCHASING OR OWNING SHARES OF ANY OF THE HSBC INVESTOR FAMILY OF FUNDS THROUGH THEIR BANK, BROKER, OR OTHER FINANCIAL INSTITUTION SHOULD CONSULT THAT FINANCIAL INSTITUTION'S PRIVACY POLICIES.

WE COLLECT THE FOLLOWING CATEGORIES OF INFORMATION ABOUT YOU
--------------------------------------------------------------------------------

We collect Information about you from the following sources: information we receive from you on applications or other forms; information about your transactions with us, our affiliates, or others; and information we receive from a consumer reporting agency.

WE DISCLOSE THE FOLLOWING CATEGORIES OF INFORMATION ABOUT YOU
--------------------------------------------------------------------------------

We do not disclose any Information about you or any former customer to anyone, except as permitted by law, including to our affiliates and third party service providers.

WE DISCLOSE INFORMATION ABOUT YOU TO THE FOLLOWING TYPES OF THIRD PARTIES
--------------------------------------------------------------------------------

We may disclose Information about you and any former customer to our affiliates, which we consider to include HSBC Bank USA N.A., HSBC Investments (USA) Inc. and their affiliates, and to nonaffiliated third parties, as permitted by law.

We may disclose all of the Information we collect to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

PROTECTING THE SECURITY AND CONFIDENTIALITY OF YOUR INFORMATION
--------------------------------------------------------------------------------

We restrict access to Information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your Information.

                                             HSBC INVESTOR FAMILY OF FUNDS    70

    A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities is available without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders or on the Fund's website at www.investorfunds.us.hsbc.com and the Securities and Exchange Commission's website at http://www.sec.gov. A copy of the Fund's voting record for the 12 month period ending June 30, 2005 is available at the Security and Exchange Commission's website at http://www.sec.gov.

    Schedules of Portfolio Investments for fiscal quarters ending January 31 and July 31 will be available no later than 60 days after period end, without charge, on the Fund's website at www.investorfunds.us.hsbc.com and on the Securities and Exchange Commission's website at http://www.sec.gov.

HSBC Investor LifeLine Funds:

INVESTMENT ADVISER AND ADMINISTRATOR
HSBC Investments (USA) Inc.
452 Fifth Avenue
New York, NY 10018

SUB-ADVISERS
  HSBC Investor Growth Portfolio
  Waddell & Reed Investment Management Company
  6300 Lamar Avenue
  Overland Park, KS 66202


  HSBC Investor Value Portfolio
  NWQ Investment Management Co., LLC
  2049 Century Park East, 16th Floor
  Los Angeles, CA 90067

  HSBC Investor International Equity Portfolio
  AllianceBernstein Investment Research and Management
  1345 Avenue of the Americas, 39th Floor
  New York, NY 10105

  HSBC Investor Small Cap Equity Portfolio
  Westfield Capital Management Company
  One Financial Center
  Boston, MA 02111

SHAREHOLDER SERVICING AGENTS
  For HSBC Bank USA, N.A. and
  HSBC Securities (USA) Inc. Clients
  HSBC Bank USA, N.A.
  452 Fifth Avenue
  New York, NY 10018
  1-888-525-5757

  For All Other Shareholders
  HSBC Investor Funds
  P.O. Box 182845
  Columbus, OH 43218-2845
  1-800-782-8183

TRANSFER AGENT,
DISTRIBUTOR AND SPONSOR
BISYS Fund Services
3435 Stelzer Road
Columbus, OH 43219

CUSTODIANS
  HSBC Investor Limited Maturity Portfolio
  HSBC Investor Fixed Income Portfolio
  HSBC Investor New York Tax-Free Bond Fund
  HSBC Investor Growth Portfolio
  HSBC Investor Value Portfolio
  HSBC Investor Growth and Income Fund
  HSBC Investor Small Cap Equity Portfolio
  HSBC Bank USA, N.A.
  452 Fifth Avenue
  New York, NY 10018

  HSBC Investor International Equity Portfolio
  Investors Bank & Trust Company
  200 Clarendon Street -- 16th Floor
  Boston, MA 02116

INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM
KPMG LLP
191 West Nationwide Blvd., Suite 500
Columbus, OH 43215

LEGAL COUNSEL
Dechert LLP
1775 Eye Street, N.W.
Washington, D.C. 20006

The HSBC LifeLine Funds are distributed by BISYS Fund Services. This document must be preceded or accompanied by a current prospectus for the HSBC Investor Funds, which you should read carefully before you invest or send money.

HSB-0008                                                                   12/05

Item 2. Code of Ethics.

     Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

     The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12(a)(i).

     The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

     If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

     During the period covered by the report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

        (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

                (i) Has at least one audit committee financial expert serving on its audit committee; or

                (ii) Does not have an audit committee financial expert serving on its audit committee.

            (2) If the registrant provides the disclosure required by paragraph
            (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

                (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

                (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C.
                80a-2(a)(19)).

            (3) If the registrant provides the disclosure required by paragraph
            (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

3(a)(1) The registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Thomas Robards, who is "independent" for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

      (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

      2004     $200,230
      2005     $255,000

      (b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

      2004     $36,130
      2005     $40,000

      2004 - Fees of $4,150 relate to the consent of N1A filing and $31,980 relate to the performance of the Funds' 17f-2 examinations.
      2005 - Fees of $5,000 relate to the consent of N1A filing and $35,000 relate to the performance of the Funds' 17f-2 examinations.

      (c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

      2004     $108,115
      2005     $139,200

      Fees for both 2004 and 2005 relate to the preparation of federal income and excise tax returns and the review of excise tax distributions.

      (d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

      2004     $0
      2005     $0

      (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Except as permitted by Rule 2-01(c)(7)(i)(C) of Regulation S-X, the Trust's Audit Committee must preapprove all audit and non-audit services by the independent accountants relating to the operations or financial reporting of the Funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

          (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

None of the services summarized in (b) - (d), above, were approved by the audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

      (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Not applicable.

      (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

      2004   $1,952,245
      2005   $228,200

      (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The audit committee considered the nonaudit services rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser, and believes the services are compatible with the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

      (a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section

          3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state. (b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

Item 6. Schedule of Investments.

File Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 'SS' 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

      A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the information specified in paragraphs (a) and (b) of this Item with respect to portfolio managers.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Not applicable.

Item 11. Controls and Procedures.

      (a) Disclose the conclusions of the registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

      (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

      (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

      (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2). Certifications pursuant to Rule 30a-2(a) are attached hereto.

      (a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

      (b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference. Certifications pursuant to Rule 30a-2(b) are furnished herewith.



                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    HSBC INVESTOR FUNDS
            --------------------------------------------------------------------

By (Signature and Title)* /s/ Richard A. Fabietti
                         -------------------------------------------------------
                          Richard A. Fabietti
                          President

Date__January 6, 2006__________________________________

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Richard A. Fabietti
                          ------------------------------------------------------
                           Richard A. Fabietti
                           President

Date___January 6, 2006_________________________________

By (Signature and Title)* /s/ Troy A. Sheets
                          ------------------------------------------------------
                          Troy A. Sheets
                          Treasurer

Date___January 6, 2006_________________________________



                         STATEMENT OF DIFFERENCES

The trademark symbol shall be expressed as.............................. 'TM'
The registered trademark symbol shall be expressed as................... 'r'
The section symbol shall be expressed as................................ 'SS'
The dagger symbol shall be expressed as................................. 'D'